UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

John Hitt, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2018

Item 1.

Reports to Stockholders

Strategic Advisers® Value Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Value Fund	13.38%	11.20%	13.13%

 A From December 30, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Fund on December 30, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$31,976	Strategic Advisers® Value Fund
$31,388	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. bellwether S&P 500® index returned 14.38% for the year ending May 31, 2018, despite a resurgence of volatility in stocks that challenged the multiyear bull market. The steady growth seen throughout 2017 extended into the new year, as investors remained upbeat on hopes of continued strong economic and earnings growth. Stocks surged 5.73% in January alone. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016, and lost further ground in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. The market stabilized in April and ended the period with a solid gain in May. For the full 12 months, growth stocks handily topped value, while small-caps bested large-caps. Information technology (+28%) was the top sector, rising amid strong earnings growth from several major index constituents. Financials, riding an uptick in bond yields, and energy, boosted by higher oil prices, each added about 19%. Consumer discretionary (+17%) also stood out, largely driven by retailers (+40%). Notable laggards included the defensive consumer staples (-10%), telecommunication services (-4%) and utilities (-2%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund gained 13.38%, handily outpacing the 8.25% return of the benchmark Russell 1000® Value Index. The Fund’s positioning enabled it to benefit from market-leading sectors that tend to be highly sensitive to economic growth, such as information technology and financials. Strong stock selection by several underlying managers also fueled relative performance. Sub-advisers LSV Asset Management and Brandywine Global Investment Management were the top relative contributors, as both managers received a sizable boost from underweighting the more defensive "bond proxy" sectors. LSV’s quantitatively driven, deep-value strategy resulted in favorable positioning in industrials, strong selection in health care and an underweighting in consumer staples. Sub-adviser Brandywine's strategy emphasizing traditional value metrics, as well as company quality, resulted in solid picks in industrials and technology, along with an underweighting in consumer staples. Sub-adviser Boston Partners also contributed, partly because it had the largest underweighting in the bond proxies of any of our underlying managers. On the downside, Invesco Diversified Dividend Fund was the only notable detractor this period, as its defensive, income-oriented strategy was out of step with market leadership.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
Invesco Diversified Dividend Fund - Class A	4.7
JPMorgan Chase & Co.	3.1
Fidelity Low-Priced Stock Fund	2.5
Pfizer, Inc.	2.2
Johnson & Johnson	2.2
Intel Corp.	2.1
Fidelity Energy Portfolio	1.9
Cisco Systems, Inc.	1.9
Citigroup, Inc.	1.9
Apple, Inc.	1.8
24.3

Top Five Market Sectors as of May 31, 2018

(stocks only)	% of fund's net assets
Financials	25.5
Information Technology	13.4
Health Care	13.2
Energy	9.2
Consumer Discretionary	8.6

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	88.4%
Large Blend Funds	1.4%
Large Value Funds	4.8%
Mid-Cap Value Funds	2.5%
Sector Funds	1.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 88.4%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.9%
Aptiv PLC	115,900	$11,300,250
BorgWarner, Inc.	531,081	25,906,131
Cooper Tire & Rubber Co.	265,127	6,813,764
Gentex Corp.	126,300	3,034,989
Lear Corp.	187,200	37,065,600
The Goodyear Tire & Rubber Co.	685,300	16,741,879
		100,862,613
Automobiles - 1.3%
Fiat Chrysler Automobiles NV	269,707	6,265,294
Ford Motor Co.	3,833,800	44,280,390
General Motors Co.	1,655,500	70,689,850
Harley-Davidson, Inc.	401,872	16,508,902
Thor Industries, Inc.	22,900	2,120,540
		139,864,976
Distributors - 0.1%
Genuine Parts Co.	87,216	7,918,341
LKQ Corp. (a)	109,600	3,481,992
		11,400,333
Hotels, Restaurants & Leisure - 0.8%
Brinker International, Inc. (b)	402,190	17,587,769
Carnival Corp.	245,900	15,314,652
Darden Restaurants, Inc.	42,900	3,749,889
Hilton Worldwide Holdings, Inc.	66,983	5,406,198
Hyatt Hotels Corp. Class A	16,700	1,364,891
Norwegian Cruise Line Holdings Ltd. (a)	98,600	5,160,724
Royal Caribbean Cruises Ltd.	98,400	10,330,032
Wyndham Worldwide Corp.	318,309	34,517,428
		93,431,583
Household Durables - 0.7%
D.R. Horton, Inc.	27,300	1,152,333
Garmin Ltd.	82,300	4,945,407
Lennar Corp.:
Class A	310,000	16,039,400
Class B	6,200	256,556
Mohawk Industries, Inc. (a)	34,200	6,978,168
NVR, Inc. (a)	1,700	5,083,918
PulteGroup, Inc.	136,600	4,132,150
Sony Corp. sponsored ADR	333,000	15,680,970
Toll Brothers, Inc.	70,800	2,795,892
Whirlpool Corp.	137,700	19,932,075
		76,996,869
Internet & Direct Marketing Retail - 0.1%
Expedia, Inc.	29,823	3,609,478
The Booking Holdings, Inc. (a)	2,292	4,833,645
		8,443,123
Leisure Products - 0.0%
Brunswick Corp.	40,300	2,563,080
Media - 1.7%
CBS Corp. Class B	73,641	3,709,297
Charter Communications, Inc. Class A (a)	26,327	6,872,400
Clear Channel Outdoor Holding, Inc. Class A	83,418	362,868
Comcast Corp. Class A	313,525	9,775,710
DISH Network Corp. Class A (a)	264,497	7,815,886
Entercom Communications Corp. Class A (b)	362,467	2,482,899
Gannett Co., Inc.	247,600	2,617,132
Interpublic Group of Companies, Inc.	177,000	4,000,200
News Corp. Class A	176,300	2,649,789
Nexstar Broadcasting Group, Inc. Class A	72,513	4,807,612
Omnicom Group, Inc.	80,500	5,802,440
Tegna, Inc.	402,400	4,172,888
The Madison Square Garden Co. (a)	8,300	2,174,932
The Walt Disney Co.	677,100	67,351,137
Time Warner, Inc.	569,505	53,624,591
Viacom, Inc. Class B (non-vtg.)	300,200	8,135,420
		186,355,201
Multiline Retail - 1.2%
Big Lots, Inc.	160,800	6,578,328
Dillard's, Inc. Class A (b)	109,300	8,900,299
Dollar General Corp.	113,200	9,902,736
Kohl's Corp.	564,436	37,676,103
Macy's, Inc.	453,900	15,845,649
Nordstrom, Inc.	184,470	9,044,564
Target Corp.	678,300	49,441,287
		137,388,966
Specialty Retail - 1.7%
American Eagle Outfitters, Inc.	775,200	17,209,440
AutoZone, Inc. (a)	24,597	15,971,324
Best Buy Co., Inc.	566,727	38,679,118
CarMax, Inc. (a)	83,300	5,741,036
Dick's Sporting Goods, Inc.	293,368	10,737,269
Foot Locker, Inc.	42,100	2,272,137
Gap, Inc.	179,000	5,008,420
Home Depot, Inc.	183,090	34,155,440
Lowe's Companies, Inc.	393,049	37,343,585
Murphy U.S.A., Inc. (a)	57,587	3,844,508
Office Depot, Inc.	217,300	512,828
Penske Automotive Group, Inc.	203,300	9,788,895
Tiffany & Co., Inc.	33,765	4,415,787
TJX Companies, Inc.	43,293	3,910,224
Tractor Supply Co.	23,788	1,767,686
		191,357,697
Textiles, Apparel & Luxury Goods - 0.1%
Carter's, Inc.	19,600	2,136,596
Columbia Sportswear Co.	45,696	3,980,579
Michael Kors Holdings Ltd. (a)	47,200	2,708,808
PVH Corp.	35,400	5,664,000
		14,489,983

TOTAL CONSUMER DISCRETIONARY		963,154,424

CONSUMER STAPLES - 3.9%
Beverages - 0.3%
Coca-Cola European Partners PLC	131,807	5,004,712
Dr. Pepper Snapple Group, Inc.	63,988	7,633,768
Molson Coors Brewing Co. Class B	85,554	5,274,404
The Coca-Cola Co.	420,200	18,068,600
		35,981,484
Food & Staples Retailing - 1.7%
Kroger Co.	1,996,322	48,570,514
Walgreens Boots Alliance, Inc.	934,333	58,293,036
Walmart, Inc.	929,600	76,729,184
		183,592,734
Food Products - 1.6%
Archer Daniels Midland Co.	1,071,000	46,824,120
Bunge Ltd.	10,200	709,410
Campbell Soup Co. (b)	300,300	10,102,092
ConAgra Foods, Inc.	139,400	5,166,164
Dean Foods Co.	606,600	5,805,162
Fresh Del Monte Produce, Inc.	235,200	10,562,832
Ingredion, Inc.	204,100	22,734,699
Mondelez International, Inc.	429,500	16,866,465
Pilgrim's Pride Corp. (a)	831,126	16,198,646
Post Holdings, Inc. (a)	71,102	5,465,611
The J.M. Smucker Co.	205,300	22,069,750
Tyson Foods, Inc. Class A	310,200	20,929,194
		183,434,145
Household Products - 0.1%
Clorox Co.	17,946	2,168,415
Energizer Holdings, Inc.	63,465	3,854,864
Procter & Gamble Co.	72,979	5,339,873
		11,363,152
Personal Products - 0.2%
Coty, Inc. Class A	250,762	3,322,597
Unilever NV (NY Reg.)	305,000	17,009,850
		20,332,447

TOTAL CONSUMER STAPLES		434,703,962

ENERGY - 7.3%
Energy Equipment & Services - 0.4%
Halliburton Co.	330,700	16,449,018
Helmerich & Payne, Inc.	50,100	3,325,638
National Oilwell Varco, Inc.	175,000	7,248,500
Parker Drilling Co. (a)	568,125	249,975
U.S. Silica Holdings, Inc.	377,800	11,685,354
		38,958,485
Oil, Gas & Consumable Fuels - 6.9%
Andeavor	115,385	16,665,056
Antero Resources Corp. (a)	112,300	2,146,053
Apache Corp.	27,600	1,104,000
Chevron Corp.	1,620,336	201,407,765
ConocoPhillips Co.	887,067	59,779,445
Devon Energy Corp.	182,600	7,590,682
Diamondback Energy, Inc.	33,356	4,028,071
Energen Corp. (a)	111,030	7,532,275
EQT Corp.	250,114	12,890,876
Exxon Mobil Corp.	1,365,512	110,934,195
Hess Corp.	145,100	8,766,942
HollyFrontier Corp.	74,600	5,757,628
Kinder Morgan, Inc.	421,338	7,027,918
Marathon Oil Corp.	707,481	15,161,318
Marathon Petroleum Corp.	876,274	69,251,934
Murphy Oil Corp.	64,500	1,983,375
Newfield Exploration Co. (a)	463,800	13,561,512
Occidental Petroleum Corp.	91,353	7,691,923
PBF Energy, Inc. Class A	524,672	24,754,025
Phillips 66 Co.	472,933	55,091,965
Pioneer Natural Resources Co.	73,600	14,212,160
Royal Dutch Shell PLC Class A sponsored ADR	264,583	18,409,685
The Williams Companies, Inc.	116,180	3,120,595
Valero Energy Corp.	905,800	109,782,960
		778,652,358

TOTAL ENERGY		817,610,843

FINANCIALS - 25.5%
Banks - 12.9%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (b)	2,145,000	14,757,600
Bank of America Corp.	5,827,297	169,224,705
BB&T Corp.	718,600	37,726,500
BOK Financial Corp.	142,600	14,395,470
CIT Group, Inc.	311,400	15,548,202
Citigroup, Inc.	3,145,592	209,779,530
Citizens Financial Group, Inc.	378,615	15,466,423
Comerica, Inc.	67,900	6,402,291
Commerce Bancshares, Inc.	41,811	2,700,154
Cullen/Frost Bankers, Inc.	128,800	14,712,824
East West Bancorp, Inc.	308,200	21,413,736
Fifth Third Bancorp	1,307,984	39,998,151
First Republic Bank	39,677	3,951,829
Huntington Bancshares, Inc.	493,600	7,339,832
JPMorgan Chase & Co.	3,222,173	344,804,733
KeyCorp	1,542,159	29,979,571
Lloyds Banking Group PLC sponsored ADR	1,317,944	4,428,292
M&T Bank Corp.	129,941	22,360,247
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	1,639,000	9,850,390
PNC Financial Services Group, Inc.	552,321	79,208,355
Prosperity Bancshares, Inc.	32,000	2,317,760
Regions Financial Corp.	3,938,748	71,842,764
SunTrust Banks, Inc.	981,039	66,229,943
Synovus Financial Corp.	52,900	2,862,419
U.S. Bancorp	897,991	44,890,570
Umpqua Holdings Corp.	78,100	1,838,474
Webster Financial Corp.	42,400	2,717,840
Wells Fargo & Co.	3,414,347	184,340,595
Western Alliance Bancorp. (a)	39,400	2,374,244
Zions Bancorporation	90,900	4,982,229
		1,448,445,673
Capital Markets - 3.3%
Affiliated Managers Group, Inc.	19,200	3,057,792
Ameriprise Financial, Inc.	502,900	69,717,027
Bank of New York Mellon Corp.	466,600	25,546,350
Brighthouse Financial, Inc.	57,590	2,713,065
Charles Schwab Corp.	106,756	5,937,769
E*TRADE Financial Corp. (a)	118,900	7,532,315
Goldman Sachs Group, Inc.	371,256	83,859,305
Invesco Ltd.	103,295	2,822,019
Lazard Ltd. Class A	59,700	3,070,968
Morgan Stanley	1,514,222	75,923,091
Northern Trust Corp.	137,665	14,113,416
Raymond James Financial, Inc.	55,900	5,397,704
State Street Corp.	369,600	35,522,256
T. Rowe Price Group, Inc.	200,344	24,325,768
TD Ameritrade Holding Corp.	78,522	4,648,502
The NASDAQ OMX Group, Inc.	59,600	5,474,856
		369,662,203
Consumer Finance - 2.3%
Ally Financial, Inc.	367,076	9,415,499
American Express Co.	533,547	52,447,670
Capital One Financial Corp.	1,027,638	96,597,972
Credit Acceptance Corp. (a)(b)	6,800	2,400,468
Discover Financial Services	829,892	61,295,823
Navient Corp.	530,400	7,324,824
Nelnet, Inc. Class A	227,900	14,002,176
Santander Consumer U.S.A. Holdings, Inc.	165,700	2,967,687
Synchrony Financial	350,570	12,140,239
		258,592,358
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. Class B (a)	171,638	32,873,826
Donnelley Financial Solutions, Inc. (a)	80,075	1,229,952
Jefferies Financial Group, Inc.	164,000	3,588,320
Voya Financial, Inc.	80,600	4,186,364
		41,878,462
Insurance - 6.3%
AFLAC, Inc.	1,208,200	54,441,492
Alleghany Corp.	11,278	6,434,776
Allstate Corp.	727,394	67,996,791
American Financial Group, Inc.	199,400	21,910,072
American International Group, Inc.	868,183	45,831,381
Aon PLC	17,700	2,475,699
Assurant, Inc.	173,400	16,186,890
Athene Holding Ltd. (a)	65,600	2,930,352
Axis Capital Holdings Ltd.	262,500	14,923,125
Chubb Ltd.	429,387	56,116,587
Cincinnati Financial Corp.	75,500	5,237,435
CNO Financial Group, Inc.	52,566	1,052,371
Everest Re Group Ltd.	170,985	38,521,211
Fairfax Financial Holdings Ltd.	6,403	3,584,784
FNF Group	107,600	3,976,896
Genworth Financial, Inc. Class A (a)	504,800	1,736,512
Hartford Financial Services Group, Inc.	863,130	45,167,593
Lincoln National Corp.	632,400	41,921,796
Loews Corp.	383,499	18,741,596
Markel Corp. (a)	6,460	7,087,137
Marsh & McLennan Companies, Inc.	30,447	2,447,025
MetLife, Inc.	1,118,000	51,416,820
Principal Financial Group, Inc.	124,900	6,969,420
Prudential Financial, Inc.	541,301	52,419,589
Reinsurance Group of America, Inc.	30,300	4,528,032
RenaissanceRe Holdings Ltd.	14,200	1,743,334
The Travelers Companies, Inc.	616,930	79,287,844
Torchmark Corp.	128,900	10,934,587
Unum Group	631,440	24,506,186
W.R. Berkley Corp.	56,000	4,282,320
Willis Group Holdings PLC	30,170	4,560,196
XL Group Ltd.	76,476	4,250,536
		703,620,385
Mortgage Real Estate Investment Trusts - 0.2%
Annaly Capital Management, Inc.	2,759,800	28,784,714
Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc.	224,900	2,606,591
Radian Group, Inc.	780,900	12,416,310
		15,022,901

TOTAL FINANCIALS		2,866,006,696

HEALTH CARE - 13.2%
Biotechnology - 3.1%
AbbVie, Inc.	1,147,300	113,513,862
Amgen, Inc.	741,200	133,134,344
Biogen, Inc. (a)	97,400	28,631,704
Gilead Sciences, Inc.	1,103,899	74,402,793
		349,682,703
Health Care Equipment & Supplies - 0.4%
Danaher Corp.	217,000	21,543,760
Medtronic PLC	256,708	22,159,035
		43,702,795
Health Care Providers & Services - 3.6%
Acadia Healthcare Co., Inc. (a)	325,832	13,095,188
Aetna, Inc.	332,154	58,502,284
AmerisourceBergen Corp.	69,400	5,700,516
Anthem, Inc.	336,274	74,457,789
Cardinal Health, Inc.	230,400	12,001,536
Cigna Corp.	162,636	27,545,659
CVS Health Corp.	233,950	14,830,091
DaVita HealthCare Partners, Inc. (a)	84,000	5,614,560
Express Scripts Holding Co. (a)	695,400	52,718,274
HCA Holdings, Inc.	555,461	57,290,248
Laboratory Corp. of America Holdings (a)	95,131	17,179,707
LifePoint Hospitals, Inc. (a)	179,600	9,491,860
McKesson Corp.	288,176	40,903,701
Quest Diagnostics, Inc.	57,600	6,136,128
UnitedHealth Group, Inc.	47,078	11,369,808
		406,837,349
Pharmaceuticals - 6.1%
Allergan PLC	40,773	6,148,568
Bristol-Myers Squibb Co.	578,800	30,456,456
Johnson & Johnson	2,073,722	248,058,626
Mallinckrodt PLC (a)	89,508	1,508,210
Merck & Co., Inc.	1,959,538	116,651,297
Mylan NV (a)	246,900	9,495,774
Novartis AG sponsored ADR	257,032	19,154,025
Perrigo Co. PLC	64,800	4,740,768
Pfizer, Inc.	7,042,371	253,032,390
		689,246,114

TOTAL HEALTH CARE		1,489,468,961

INDUSTRIALS - 6.5%
Aerospace & Defense - 1.5%
General Dynamics Corp.	120,252	24,256,031
Huntington Ingalls Industries, Inc.	3,200	707,424
Moog, Inc. Class A	119,703	9,759,386
Raytheon Co.	20,682	4,332,879
Spirit AeroSystems Holdings, Inc. Class A	401,200	33,985,652
The Boeing Co.	76,300	26,869,808
Triumph Group, Inc.	270,000	5,724,000
United Technologies Corp.	522,207	65,181,878
Vectrus, Inc. (a)	37,733	1,210,097
		172,027,155
Air Freight & Logistics - 0.8%
FedEx Corp.	195,200	48,628,224
United Parcel Service, Inc. Class B	316,900	36,798,428
		85,426,652
Airlines - 1.2%
American Airlines Group, Inc.	217,800	9,483,012
Delta Air Lines, Inc.	1,162,546	62,835,611
JetBlue Airways Corp. (a)	132,200	2,497,258
Southwest Airlines Co.	477,242	24,377,521
United Continental Holdings, Inc. (a)	474,000	32,985,660
		132,179,062
Building Products - 0.2%
Johnson Controls International PLC	438,000	14,699,280
Masco Corp.	110,000	4,099,700
Owens Corning	51,500	3,255,830
		22,054,810
Commercial Services & Supplies - 0.1%
Deluxe Corp.	166,100	11,052,294
LSC Communications, Inc.	80,075	1,013,750
R.R. Donnelley & Sons Co.	213,533	1,332,446
		13,398,490
Construction & Engineering - 0.0%
Tutor Perini Corp. (a)	32,058	634,748
Electrical Equipment - 0.2%
ABB Ltd. sponsored ADR (b)	160,433	3,648,246
Eaton Corp. PLC	295,546	22,632,913
Hubbell, Inc. Class B	20,700	2,229,183
		28,510,342
Industrial Conglomerates - 0.6%
Carlisle Companies, Inc.	73,138	7,854,290
Honeywell International, Inc.	381,578	56,439,202
		64,293,492
Machinery - 1.4%
AGCO Corp.	209,800	13,343,280
Allison Transmission Holdings, Inc.	64,500	2,664,495
Apergy Corp. (a)	78,131	3,374,478
Cummins, Inc.	320,554	45,643,684
Dover Corp.	129,534	10,001,320
Illinois Tool Works, Inc.	24,676	3,545,941
Ingersoll-Rand PLC	115,100	10,075,854
Middleby Corp. (a)(b)	23,633	2,354,319
Oshkosh Corp.	262,400	19,089,600
PACCAR, Inc.	162,100	10,087,483
Parker Hannifin Corp.	47,100	8,049,390
Pentair PLC	66,300	2,893,332
Snap-On, Inc.	26,100	3,858,102
Timken Co.	169,200	8,003,160
Trinity Industries, Inc.	567,400	19,569,626
		162,554,064
Professional Services - 0.0%
Manpower, Inc.	30,500	2,745,000
Road & Rail - 0.3%
AMERCO	9,000	2,906,460
Kansas City Southern	38,500	4,125,275
Norfolk Southern Corp.	80,900	12,268,485
Ryder System, Inc.	184,000	12,342,720
		31,642,940
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	570,900	12,194,424
United Rentals, Inc. (a)	36,300	5,792,391
		17,986,815

TOTAL INDUSTRIALS		733,453,570

INFORMATION TECHNOLOGY - 13.4%
Communications Equipment - 2.2%
Arris International PLC (a)	77,300	1,954,144
Cisco Systems, Inc.	5,046,962	215,555,747
CommScope Holding Co., Inc. (a)	131,388	3,852,296
Juniper Networks, Inc.	747,420	19,911,269
Motorola Solutions, Inc.	70,600	7,578,204
		248,851,660
Electronic Equipment & Components - 1.2%
Arrow Electronics, Inc. (a)	267,418	19,821,022
Avnet, Inc.	61,560	2,346,667
CDW Corp.	68,600	5,491,430
Corning, Inc.	1,346,100	36,573,537
Dell Technologies, Inc. (a)	191,031	15,408,560
Flextronics International Ltd. (a)	589,116	8,182,821
TE Connectivity Ltd.	165,089	15,366,484
Tech Data Corp. (a)	166,200	14,427,822
Vishay Intertechnology, Inc.	590,800	12,524,960
		130,143,303
Internet Software & Services - 0.1%
Alphabet, Inc. Class A (a)	4,251	4,676,100
eBay, Inc. (a)	176,004	6,638,871
		11,314,971
IT Services - 1.3%
Alliance Data Systems Corp.	25,400	5,354,828
CSG Systems International, Inc.	185,800	7,688,404
DXC Technology Co.	227,852	20,987,448
IBM Corp.	606,200	85,662,122
PayPal Holdings, Inc. (a)	242,000	19,860,940
The Western Union Co.	211,500	4,206,735
		143,760,477
Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	45,872	4,457,841
Applied Materials, Inc.	914,300	46,428,154
Cirrus Logic, Inc. (a)	198,579	7,442,741
Intel Corp.	4,173,200	230,360,640
KLA-Tencor Corp.	72,100	8,163,883
Lam Research Corp.	249,500	49,445,910
Marvell Technology Group Ltd.	216,500	4,663,410
Microchip Technology, Inc. (b)	234,000	22,786,920
Qorvo, Inc. (a)	55,000	4,413,750
Qualcomm, Inc.	66,169	3,845,742
Skyworks Solutions, Inc.	13,100	1,291,791
Teradyne, Inc.	90,300	3,423,273
Texas Instruments, Inc.	93,608	10,475,671
		397,199,726
Software - 1.8%
Adobe Systems, Inc. (a)	140,000	34,899,200
ANSYS, Inc. (a)	120,000	19,536,000
CA Technologies, Inc.	192,000	6,862,080
Microsoft Corp.	442,232	43,710,211
Oracle Corp.	2,143,586	100,148,338
		205,155,829
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	1,106,100	206,696,907
Hewlett Packard Enterprise Co.	1,960,764	29,882,043
HP, Inc.	2,550,629	56,190,357
NCR Corp. (a)	411,900	12,398,190
NetApp, Inc.	158,934	10,858,371
Seagate Technology LLC	502,900	28,338,415
Western Digital Corp.	177,300	14,806,323
Xerox Corp.	474,925	12,908,462
		372,079,068

TOTAL INFORMATION TECHNOLOGY		1,508,505,034

MATERIALS - 3.6%
Chemicals - 2.2%
AdvanSix, Inc. (a)	46,259	1,688,916
Ashland Global Holdings, Inc.	24,000	1,865,280
Cabot Corp.	272,700	16,430,175
Celanese Corp. Class A	255,400	28,839,768
Eastman Chemical Co.	409,671	42,732,782
FMC Corp.	49,702	4,328,547
Huntsman Corp.	740,000	23,657,800
LyondellBasell Industries NV Class A	588,500	65,982,620
Methanex Corp.	99,045	6,766,471
Nutrien Ltd.	80,053	4,050,808
PPG Industries, Inc.	272,000	27,450,240
RPM International, Inc.	52,600	2,603,700
The Chemours Co. LLC	356,860	17,482,571
Westlake Chemical Corp.	55,900	6,469,307
		250,348,985
Construction Materials - 0.3%
CEMEX S.A.B. de CV sponsored ADR	569,368	3,393,433
CRH PLC sponsored ADR (b)	144,959	5,362,033
Martin Marietta Materials, Inc.	114,630	25,547,588
		34,303,054
Containers & Packaging - 0.5%
Ball Corp.	236,698	8,745,991
Graphic Packaging Holding Co.	245,581	3,556,013
International Paper Co.	483,200	25,851,200
Packaging Corp. of America	39,000	4,582,500
Sonoco Products Co.	43,000	2,198,590
WestRock Co.	219,633	12,931,991
		57,866,285
Metals & Mining - 0.4%
Barrick Gold Corp.	277,005	3,646,827
Newmont Mining Corp.	154,200	6,003,006
Nucor Corp.	146,400	9,397,416
Reliance Steel & Aluminum Co.	33,400	3,125,238
Rio Tinto PLC sponsored ADR	77,624	4,401,281
Steel Dynamics, Inc.	298,662	14,762,863
		41,336,631
Paper & Forest Products - 0.2%
Domtar Corp.	211,100	10,147,577
Kapstone Paper & Packaging Corp.	91,655	3,152,932
Schweitzer-Mauduit International, Inc.	199,000	8,718,190
		22,018,699

TOTAL MATERIALS		405,873,654

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.4%
American Homes 4 Rent Class A	204,368	4,071,011
Brixmor Property Group, Inc.	287,168	4,560,228
CorePoint Lodging, Inc. (a)	87,480	2,439,817
EastGroup Properties, Inc.	32,581	3,037,527
Equity Lifestyle Properties, Inc.	64,849	5,894,774
Equity Residential (SBI)	93,993	6,014,612
Federal Realty Investment Trust (SBI)	26,197	3,114,561
Hospitality Properties Trust (SBI)	690,200	19,981,290
Kimco Realty Corp.	256,862	3,971,087
Lexington Corporate Properties Trust	1,090,900	9,414,467
Mack-Cali Realty Corp.	410,100	8,107,677
Medical Properties Trust, Inc.	759,300	10,303,701
Mid-America Apartment Communities, Inc.	63,881	5,976,706
Omega Healthcare Investors, Inc. (b)	418,800	12,836,220
Outfront Media, Inc.	201,288	3,993,554
Piedmont Office Realty Trust, Inc. Class A	655,900	12,606,398
Public Storage	29,508	6,250,975
Rayonier, Inc.	135,596	5,270,617
SL Green Realty Corp.	55,722	5,434,009
Sun Communities, Inc.	68,751	6,646,847
VEREIT, Inc.	1,689,600	12,097,536
Weyerhaeuser Co.	81,686	3,049,338
		155,072,952
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	144,215	6,661,291
Jones Lang LaSalle, Inc.	20,900	3,422,584
		10,083,875

TOTAL REAL ESTATE		165,156,827

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	2,004,400	64,782,208
Verizon Communications, Inc.	3,467,387	165,290,338
		230,072,546
UTILITIES - 2.9%
Electric Utilities - 1.9%
American Electric Power Co., Inc.	314,586	21,376,119
Duke Energy Corp.	293,718	22,663,281
Edison International	134,889	8,384,700
Entergy Corp.	492,200	39,823,902
Eversource Energy	198,297	11,318,793
Exelon Corp.	1,021,300	42,271,607
FirstEnergy Corp.	924,700	31,828,174
NextEra Energy, Inc.	44,431	7,367,104
OGE Energy Corp.	14,400	504,288
Pinnacle West Capital Corp.	48,300	3,845,163
Westar Energy, Inc.	58,600	3,322,620
Xcel Energy, Inc.	351,343	15,993,133
		208,698,884
Gas Utilities - 0.1%
National Fuel Gas Co.	252,200	13,275,808
UGI Corp.	12,500	630,875
		13,906,683
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	1,082,900	13,806,975
Multi-Utilities - 0.8%
Ameren Corp.	111,700	6,611,523
DTE Energy Co.	77,600	7,948,568
Public Service Enterprise Group, Inc.	1,268,300	67,194,534
WEC Energy Group, Inc.	145,300	9,175,695
		90,930,320

TOTAL UTILITIES		327,342,862

TOTAL COMMON STOCKS
(Cost $6,812,628,725)		9,941,349,379

Equity Funds - 10.6%
Large Blend Funds - 1.4%
Fidelity SAI U.S. Minimum Volatility Index Fund (c)	12,310,868	154,255,175
Large Value Funds - 4.8%
Fidelity SAI U.S. Value Index Fund (c)	1,005,560	10,055,602
Invesco Diversified Dividend Fund - Class A	26,942,170	526,988,838

TOTAL LARGE VALUE FUNDS		537,044,440

Mid-Cap Value Funds - 2.5%
Fidelity Low-Priced Stock Fund (c)	5,186,165	283,631,373
Sector Funds - 1.9%
Fidelity Energy Portfolio (c)	4,509,330	217,755,545
TOTAL EQUITY FUNDS
(Cost $785,171,581)		1,192,686,533

Money Market Funds - 1.4%
Fidelity Securities Lending Cash Central Fund 1.76% (d)(e)	71,254,108	71,261,234
State Street Institutional U.S. Government Money Market Fund Premier Class 1.67%(f)	89,776,019	89,776,019
TOTAL MONEY MARKET FUNDS
(Cost $161,037,253)		161,037,253
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $7,758,837,559)		11,295,073,165
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(49,315,148)
NET ASSETS - 100%		$11,245,758,017

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated Fund

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

 (f) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$631,541
Total	$631,541

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Energy Portfolio	$175,381,841	$2,994,758	$--	$2,994,757	$--	$39,378,946	$217,755,545
Fidelity Low-Priced Stock Fund	259,751,017	24,112,162	10,000,000	24,112,163	437,987	9,330,207	283,631,373
Fidelity SAI U.S. Minimum Volatility Index Fund	160,693,092	107,957,378	121,303,927	6,743,490	1,433,319	5,475,313	154,255,175
Fidelity SAI U.S. Value Index Fund	--	240,371,422	229,946,263	--	(337187)	(32,370)	10,055,602
Total	$595,825,950	$375,435,720	$361,250,190	$33,850,410	$1,534,119	$54,152,096	$665,697,695

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value (including securities loaned of $69,145,007) — See accompanying schedule: Unaffiliated issuers (cost $7,211,807,786)	$10,558,114,236
Fidelity Central Funds (cost $71,261,234)	71,261,234
Other affiliated issuers (cost $475,768,539)	665,697,695
Total Investment in Securities (cost $7,758,837,559)		$11,295,073,165
Receivable for investments sold		32,533,524
Receivable for fund shares sold		4,627,046
Dividends receivable		29,213,794
Interest receivable		129,015
Distributions receivable from Fidelity Central Funds		31,745
Prepaid expenses		56,586
Other receivables		235,630
Total assets		11,361,900,505
Liabilities
Payable for investments purchased	$36,603,929
Payable for fund shares redeemed	4,692,502
Accrued management fee	1,815,377
Other affiliated payables	1,442,902
Other payables and accrued expenses	319,493
Collateral on securities loaned	71,268,285
Total liabilities		116,142,488
Net Assets		$11,245,758,017
Net Assets consist of:
Paid in capital		$7,326,822,289
Undistributed net investment income		86,890,423
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		295,809,699
Net unrealized appreciation (depreciation) on investments		3,536,235,606
Net Assets, for 555,424,572 shares outstanding		$11,245,758,017
Net Asset Value, offering price and redemption price per share ($11,245,758,017 ÷ 555,424,572 shares)		$20.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$241,865,065
Affiliated issuers		8,848,055
Interest		1,968,856
Income from Fidelity Central Funds		631,541
Total income		253,313,517
Expenses
Management fee	$50,306,008
Transfer agent fees	15,764,048
Accounting and security lending fees	1,364,233
Custodian fees and expenses	129,888
Independent trustees' fees and expenses	142,448
Registration fees	109,371
Audit	71,071
Legal	56,172
Miscellaneous	118,274
Total expenses before reductions	68,061,513
Expense reductions	(28,345,846)
Total expenses after reductions		39,715,667
Net investment income (loss)		213,597,850
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	543,668,031
Fidelity Central Funds	(6,620)
Other affiliated issuers	1,534,119
Foreign currency transactions	(17)
Futures contracts	3,589,844
Capital gain distributions from underlying funds:
Unaffiliated issuers	4,178,212
Affiliated issuers	25,002,355
Total net realized gain (loss)		577,965,924
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	571,591,368
Affiliated issuers	54,152,097
Futures contracts	797,310
Total change in net unrealized appreciation (depreciation)		626,540,775
Net gain (loss)		1,204,506,699
Net increase (decrease) in net assets resulting from operations		$1,418,104,549

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$213,597,850	$213,164,362
Net realized gain (loss)	577,965,924	625,169,346
Change in net unrealized appreciation (depreciation)	626,540,775	714,973,100
Net increase (decrease) in net assets resulting from operations	1,418,104,549	1,553,306,808
Distributions to shareholders from net investment income	(201,991,822)	(197,242,245)
Distributions to shareholders from net realized gain	(632,443,426)	(426,212,584)
Total distributions	(834,435,248)	(623,454,829)
Share transactions
Proceeds from sales of shares	1,419,869,361	951,857,789
Reinvestment of distributions	831,430,096	621,702,046
Cost of shares redeemed	(2,342,706,572)	(2,810,534,542)
Net increase (decrease) in net assets resulting from share transactions	(91,407,115)	(1,236,974,707)
Total increase (decrease) in net assets	492,262,186	(307,122,728)
Net Assets
Beginning of period	10,753,495,831	11,060,618,559
End of period	$11,245,758,017	$10,753,495,831
Other Information
Undistributed net investment income end of period	$86,890,423	$90,236,532
Shares
Sold	70,663,944	51,329,536
Issued in reinvestment of distributions	42,632,296	34,489,325
Redeemed	(116,231,716)	(153,829,784)
Net increase (decrease)	(2,935,476)	(68,010,923)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Value Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.26	$17.66	$19.26	$19.14	$16.92
Income from Investment Operations
Net investment income (loss)A	.38	.37	.34	.31	.26
Net realized and unrealized gain (loss)	2.11	2.29	(.73)	1.59	3.02
Total from investment operations	2.49	2.66	(.39)	1.90	3.28
Distributions from net investment income	(.36)	(.34)	(.31)	(.27)	(.25)
Distributions from net realized gain	(1.14)	(.72)	(.90)	(1.51)	(.81)
Total distributions	(1.50)	(1.06)	(1.21)	(1.78)	(1.06)
Net asset value, end of period	$20.25	$19.26	$17.66	$19.26	$19.14
Total ReturnB	13.38%	15.56%	(1.97)%	10.23%	20.07%
Ratios to Average Net AssetsC,D
Expenses before reductions	.60%	.60%	.58%	.56%	.56%
Expenses net of fee waivers, if any	.35%	.35%	.33%	.31%	.31%
Expenses net of all reductions	.35%	.35%	.33%	.31%	.31%
Net investment income (loss)	1.88%	1.99%	1.94%	1.63%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$11,245,758	$10,753,496	$11,060,619	$13,270,015	$12,849,529
Portfolio turnover rateE	23%	32%	39%	31%	42%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Value Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,734,968,488
Gross unrealized depreciation	(218,165,636)
Net unrealized appreciation (depreciation)	$3,516,802,852
Tax Cost	$7,778,270,313

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$87,126,053
Undistributed long-term capital gain	$315,242,453
Net unrealized appreciation (depreciation) on securities and other investments	$3,516,802,852

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$201,991,822	$ 197,242,245
Long-term Capital Gains	632,443,426	426,212,584
Total	$834,435,248	$ 623,454,829

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $2,593,346,607 and $3,132,372,714, respectively.

Prior Fiscal Year Exchanges In-Kind. During the prior period, the Fund redeemed 19,227,898 shares of JPMorgan Value Advantage L in exchange for cash and investments with a value of $644,711,422. The Fund had a net realized gain of $184,795,386 on the Fund's redemptions of JPMorgan Value Advantage L shares. The Fund recognized gains on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .70% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management and Boston Partners Global Investors, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser) and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

During June 2018, the Board approved that effective July 1, 2018 transfer agent fees will not be paid by the Fund and will instead be paid by the investment adviser or an affiliate.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,990 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31,955 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $631,541.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $28,345,846.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 11% of the total outstanding shares of Fidelity Energy Portfolio.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Value Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Actual	.34%	$1,000.00	$1,005.70	$1.70-C
Hypothetical-D		$1,000.00	$1,023.24	$1.72-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C If fees and changes to the Fund's expense contract and/ or expense cap, effective July 1, 2018, had been in effect during the current period, the restated annualized expense ratio would have been .20% and the expenses paid in the actual and hypothetical examples above would have been $1.00 and $1.01, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Fund voted to pay on July 9, 2018, to shareholders of record at the opening of business on July 6, 2018, a distribution of $0.566 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.161 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $556,796,704, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Value Fund

On March 8, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with LSV Asset Management (LSV) for the fund (the Amended Sub-Advisory Agreement), which may lower the amount of fees to be paid by Strategic Advisers to LSV, on behalf of the fund by allowing for the aggregation of the fund's assets with the assets of a separately managed account for which LSV serves as model provider. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding LSV, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of the current sub-advisory agreement at its September 2017 Board meeting.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered the sub-adviser's representation that the Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it previously received information regarding the sub-adviser's historical investment performance of its portion of fund and/or the performance of the strategy. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered that the new fee schedule with LSV will not result in any immediate reduction to the fund's total management fee or total fund expenses under the Amended Sub-Advisory Agreement, but may in the future as assets increase.

The Board also considered that the Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' contractual management fee waiver for the fund. The Board also considered that the Amended Sub-Advisory Agreement has the potential to reduce total net fund expenses by the same amount as any resulting decrease in the fund's management fee. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive under the Amended Sub-Advisory Agreement and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to the sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreements at its September Board meeting.

Possible Economies of Scale.  The Board considered that the Amended Sub-Advisory Agreement, like the current sub-advisory agreement, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to LSV as assets allocated to the sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2017 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services rendered to the fund and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SUF-ANN-0718
1.912897.109

Strategic Advisers® Core Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Core Fund	14.59%	12.38%	12.45%

 A From December 30, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Fund on December 30, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,868	Strategic Advisers® Core Fund
$28,651	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. bellwether S&P 500® index returned 14.38% for the year ending May 31, 2018, despite a resurgence of volatility in stocks that challenged the multiyear bull market. The steady growth seen throughout 2017 extended into the new year, as investors remained upbeat on hopes of continued strong economic and earnings growth. Stocks surged 5.73% in January alone. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016, and lost further ground in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. The market stabilized in April and ended the period with a solid gain in May. For the full 12 months, growth stocks handily topped value, while small-caps bested large-caps. Information technology (+28%) was the top sector, rising amid strong earnings growth from several major index constituents. Financials, riding an uptick in bond yields, and energy, boosted by higher oil prices, each added about 19%. Consumer discretionary (+17%) also stood out, largely driven by retailers (+40%). Notable laggards included the defensive consumer staples (-10%), telecommunication services (-4%) and utilities (-2%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund gained 14.59%, slightly outpacing the benchmark S&P 500®. Underlying managers focused on growth and emphasizing economically sensitive market sectors aided the Fund’s relative performance, as growth-oriented stocks and strategies generally delivered the best results this period. Conversely, underlying managers with a valuation focus in their investment approaches worked against relative results amid the growth-led market environment. Sub-advised strategies managed by AllianceBernstein and FIAM℠ (Sector Managed strategy) were the top relative contributors. A momentum-driven strategy incorporating short-term market signals fueled AllianceBernstein’s contribution. Meanwhile, FIAM’s emphasis on growth stocks via a team of sector-focused managers resulted in broadly positive security selection. Sub-adviser T. Rowe Price, our largest manager allocation on average, also notably contributed, as its benchmark-like, sector-neutral core strategy led to solid stock picks across several sectors. As for relative detractors, sub-adviser OppenheimerFunds disappointed this period, hurt by poor results from several stock choices. Sub-adviser JPMorgan Investment Management also detracted due to its emphasis on valuation. The Fund ended its sub-advisory relationship with First Eagle Investment Management in May 2018, after the portfolio manager of this strategy announced his retirement.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI U.S. Quality Index Fund	7.6
JPMorgan U.S. Large Cap Core Plus Fund Select Class(a)	6.8
Fidelity SAI U.S. Large Cap Index Fund	2.9
Microsoft Corp.	2.9
Apple, Inc.	2.4
Amazon.com, Inc.	1.8
JPMorgan Chase & Co.(b)	1.6
Alphabet, Inc. Class C	1.6
PIMCO StocksPLUS Absolute Return Fund Institutional Class	1.5
Bank of America Corp.	1.3
30.4

 (a) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.

 (b) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of May 31, 2018

(Stocks Only)	% of fund's net assets
Information Technology	19.3
Financials	13.5
Health Care	10.8
Consumer Discretionary	10.1
Industrials	8.1

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	78.4%
Large Blend Funds	11.2%
Large Growth Funds	8.9%
Sector Funds	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 78.4%
	Shares	Value
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.4%
Aptiv PLC	356,387	$34,747,733
BorgWarner, Inc.	150,200	7,326,756
Cooper Tire & Rubber Co.	55,800	1,434,060
Delphi Technologies PLC	297,541	14,906,804
Gentex Corp.	41,200	990,036
Lear Corp.	55,705	11,029,590
Magna International, Inc. Class A (sub. vtg.)	205,300	13,164,154
The Goodyear Tire & Rubber Co.	283,600	6,928,348
		90,527,481
Automobiles - 0.4%
Ford Motor Co.	2,774,067	32,040,474
General Motors Co.	605,300	25,846,310
Harley-Davidson, Inc.	100,900	4,144,972
Tesla, Inc. (a)(b)	99,500	28,330,635
Thor Industries, Inc.	8,735	808,861
		91,171,252
Distributors - 0.0%
Genuine Parts Co.	17,000	1,543,430
LKQ Corp. (a)	35,800	1,137,366
		2,680,796
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc. (b)	61,900	2,706,887
Carnival Corp.	582,151	36,256,364
Darden Restaurants, Inc.	154,900	13,539,809
Domino's Pizza, Inc.	44,585	11,212,236
Hilton Worldwide Holdings, Inc.	157,161	12,684,464
Hyatt Hotels Corp. Class A	5,400	441,342
Marriott International, Inc. Class A	173,820	23,528,275
McDonald's Corp.	457,333	73,177,853
MGM Mirage, Inc.	353,000	11,101,850
Norwegian Cruise Line Holdings Ltd. (a)	32,100	1,680,114
Restaurant Brands International, Inc. (b)	336,530	19,873,594
Royal Caribbean Cruises Ltd.	107,200	11,253,856
Starbucks Corp.	400,900	22,719,003
Wyndham Worldwide Corp.	60,200	6,528,088
Yum! Brands, Inc.	517,925	42,122,840
		288,826,575
Household Durables - 0.4%
D.R. Horton, Inc.	19,800	835,758
Garmin Ltd.	26,800	1,610,412
Lennar Corp.:
Class A	1,280,685	66,262,642
Class B	4,331	179,217
Mohawk Industries, Inc. (a)	108,000	22,036,320
NVR, Inc. (a)	1,420	4,246,567
PulteGroup, Inc.	44,500	1,346,125
Toll Brothers, Inc.	23,100	912,219
Whirlpool Corp.	38,000	5,500,500
		102,929,760
Internet & Direct Marketing Retail - 2.5%
Amazon.com, Inc. (a)	273,767	446,136,179
Expedia, Inc.	129,913	15,723,370
Netflix, Inc. (a)	239,620	84,250,392
The Booking Holdings, Inc. (a)	42,735	90,124,696
		636,234,637
Leisure Products - 0.0%
Brunswick Corp.	13,100	833,160
Media - 2.3%
Charter Communications, Inc. Class A (a)	165,635	43,237,360
Comcast Corp. Class A	7,636,705	238,112,462
DISH Network Corp. Class A (a)	296,030	8,747,687
Gannett Co., Inc.	184,400	1,949,108
Interpublic Group of Companies, Inc.	57,700	1,304,020
Liberty Broadband Corp. Class C (a)	358,000	24,655,460
Liberty Media Corp. Liberty SiriusXM Series A (a)	408,518	18,893,958
News Corp. Class A	57,500	864,225
Omnicom Group, Inc.	26,300	1,895,704
Tegna, Inc.	64,900	673,013
The Madison Square Garden Co. (a)	2,700	707,508
The Walt Disney Co.	1,439,343	143,171,448
Time Warner, Inc.	457,299	43,059,274
Twenty-First Century Fox, Inc. Class A	946,968	36,505,616
Viacom, Inc. Class B (non-vtg.)	159,300	4,317,030
		568,093,873
Multiline Retail - 0.3%
Big Lots, Inc.	13,500	552,285
Dillard's, Inc. Class A (b)	19,700	1,604,171
Dollar General Corp.	183,286	16,033,859
Dollar Tree, Inc. (a)	389,828	32,195,895
Kohl's Corp.	142,636	9,520,953
Macy's, Inc.	137,800	4,810,598
Nordstrom, Inc.	25,000	1,225,750
Target Corp.	301,100	21,947,179
		87,890,690
Specialty Retail - 2.1%
American Eagle Outfitters, Inc.	201,500	4,473,300
AutoZone, Inc. (a)	22,855	14,840,209
Best Buy Co., Inc.	303,290	20,699,543
CarMax, Inc. (a)(b)	207,600	14,307,792
Foot Locker, Inc.	13,700	739,389
Gap, Inc.	160,000	4,476,800
Home Depot, Inc.	1,157,334	215,900,658
L Brands, Inc.	70,700	2,397,437
Lowe's Companies, Inc.	853,230	81,065,382
O'Reilly Automotive, Inc. (a)	236,541	63,726,511
Office Depot, Inc.	40,900	96,524
Penske Automotive Group, Inc.	60,300	2,903,445
Ross Stores, Inc.	244,110	19,255,397
TJX Companies, Inc.	620,200	56,016,464
Tractor Supply Co.	7,765	577,017
Ulta Beauty, Inc. (a)	46,400	11,456,624
		512,932,492
Textiles, Apparel & Luxury Goods - 0.5%
Carter's, Inc.	6,400	697,664
Hanesbrands, Inc.	227,500	4,147,325
lululemon athletica, Inc. (a)	68,630	7,209,582
Michael Kors Holdings Ltd. (a)	15,400	883,806
NIKE, Inc. Class B	1,195,812	85,859,302
PVH Corp.	77,187	12,349,920
Scholar Rock Holding Corp.	21,100	369,039
Tapestry, Inc.	349,700	15,288,884
		126,805,522

TOTAL CONSUMER DISCRETIONARY		2,508,926,238

CONSUMER STAPLES - 4.0%
Beverages - 1.1%
Constellation Brands, Inc. Class A (sub. vtg.)	172,600	38,503,608
Dr. Pepper Snapple Group, Inc.	386,800	46,145,240
Molson Coors Brewing Co. Class B	454,743	28,034,906
Monster Beverage Corp. (a)	336,400	17,210,224
PepsiCo, Inc.	897,929	90,017,382
The Coca-Cola Co.	1,296,737	55,759,691
		275,671,051
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	134,000	26,564,160
Kroger Co.	412,300	10,031,259
Walgreens Boots Alliance, Inc.	148,500	9,264,915
Walmart, Inc.	981,642	81,024,731
		126,885,065
Food Products - 0.8%
Archer Daniels Midland Co.	213,830	9,348,648
Bunge Ltd.	104,800	7,288,840
Campbell Soup Co.	78,000	2,623,920
ConAgra Foods, Inc.	45,500	1,686,230
Fresh Del Monte Produce, Inc.	57,000	2,559,870
Ingredion, Inc.	61,400	6,839,346
Mondelez International, Inc.	2,165,587	85,042,601
Pilgrim's Pride Corp. (a)	219,462	4,277,314
Post Holdings, Inc. (a)	135,800	10,438,946
Sanderson Farms, Inc.	27,900	2,730,852
The J.M. Smucker Co.	66,500	7,148,750
The Kraft Heinz Co.	640,423	36,811,514
Tyson Foods, Inc. Class A	428,400	28,904,148
		205,700,979
Household Products - 0.5%
Church & Dwight Co., Inc.	400,120	18,785,634
Colgate-Palmolive Co.	256,800	16,201,512
Energizer Holdings, Inc.	84,400	5,126,456
Kimberly-Clark Corp.	319,800	32,251,830
Procter & Gamble Co.	457,822	33,498,836
Reckitt Benckiser Group PLC	125,600	9,613,825
		115,478,093
Personal Products - 0.3%
Coty, Inc. Class A	923,200	12,232,400
Estee Lauder Companies, Inc. Class A	200,946	30,029,370
Herbalife Nutrition Ltd. (a)	239,700	12,169,569
Unilever NV (NY Reg.)	76,800	4,283,136
		58,714,475
Tobacco - 0.8%
Altria Group, Inc.	1,164,300	64,898,082
British American Tobacco PLC sponsored ADR	370,000	18,944,000
Philip Morris International, Inc.	1,512,007	120,265,037
		204,107,119

TOTAL CONSUMER STAPLES		986,556,782

ENERGY - 5.5%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	328,100	11,348,979
C&J Energy Services, Inc. (a)	8,100	218,052
Dril-Quip, Inc. (a)	10,200	490,110
Halliburton Co.	79,500	3,954,330
Helmerich & Payne, Inc.	16,300	1,081,994
Liberty Oilfield Services, Inc. Class A (a)(b)	62,700	1,333,002
Nabors Industries Ltd.	186,652	1,394,290
National Oilwell Varco, Inc.	57,100	2,365,082
NCS Multistage Holdings, Inc. (a)	51,900	789,918
Oceaneering International, Inc.	18,500	440,855
Odfjell Drilling Ltd. (a)	85,300	374,758
Precision Drilling Corp. (a)	103,200	356,576
RigNet, Inc. (a)	40,400	478,740
Schlumberger Ltd.	563,528	38,697,468
Shelf Drilling Ltd. (a)(c)	128,800	1,101,837
TechnipFMC PLC	26,800	834,820
Trinidad Drilling Ltd. (a)	162,800	220,984
Weatherford International PLC (a)(b)	60,700	205,773
Xtreme Drilling & Coil Services Corp. (a)	153,800	232,491
		65,920,059
Oil, Gas & Consumable Fuels - 5.3%
Anadarko Petroleum Corp.	277,100	19,341,580
Andeavor	384,358	55,512,826
Antero Resources Corp. (a)	36,600	699,426
Apache Corp.	207,400	8,296,000
Boardwalk Pipeline Partners, LP	128,200	1,357,638
BP PLC sponsored ADR	858,918	39,355,623
Cabot Oil & Gas Corp.	124,500	2,844,825
California Resources Corp. (a)	6,500	238,810
Callon Petroleum Co. (a)	68,400	809,856
Cenovus Energy, Inc.	1,843,800	19,453,327
Centennial Resource Development, Inc. Class A (a)	63,500	1,117,600
Cheniere Energy Partners LP Holdings LLC	28,300	855,509
Cheniere Energy, Inc. (a)	23,700	1,578,894
Chevron Corp.	1,881,013	233,809,916
Cimarex Energy Co.	16,100	1,496,012
Concho Resources, Inc. (a)	76,000	10,435,560
ConocoPhillips Co.	536,400	36,147,996
Continental Resources, Inc. (a)	156,800	10,558,912
Delek U.S. Holdings, Inc.	126,829	7,074,522
Devon Energy Corp.	139,600	5,803,172
Diamondback Energy, Inc.	192,256	23,216,835
Encana Corp.	295,600	3,761,684
Energen Corp. (a)	14,600	990,464
Enterprise Products Partners LP	49,700	1,436,330
EOG Resources, Inc.	896,337	105,597,462
EQT Corp.	321,792	16,585,160
Extraction Oil & Gas, Inc. (a)	51,166	867,775
Exxon Mobil Corp.	3,293,550	267,568,002
GasLog Partners LP	17,900	437,655
Gener8 Maritime, Inc. (a)	80,200	535,736
GeoPark Ltd. (a)	10,000	156,200
Golar LNG Ltd.	26,700	693,666
Gran Tierra Energy, Inc. (U.S.) (a)	144,700	473,169
Hess Corp.	374,200	22,609,164
HollyFrontier Corp.	40,000	3,087,200
Imperial Oil Ltd.	248,400	8,126,738
Magellan Midstream Partners LP	271,224	18,958,558
Marathon Oil Corp.	127,600	2,734,468
Marathon Petroleum Corp.	346,100	27,352,283
Murphy Oil Corp.	21,100	648,825
Newfield Exploration Co. (a)	23,100	675,444
Noble Energy, Inc.	35,200	1,256,640
Noble Midstream Partners LP	20,800	1,072,656
Occidental Petroleum Corp.	1,054,538	88,792,100
Parex Resources, Inc. (a)	45,900	828,721
Parsley Energy, Inc. Class A (a)	497,991	14,680,775
PBF Energy, Inc. Class A	124,900	5,892,782
PDC Energy, Inc. (a)	6,900	417,381
Peabody Energy Corp.	9,500	411,065
Phillips 66 Co.	131,291	15,294,089
Pioneer Natural Resources Co.	208,075	40,179,283
Plains GP Holdings LP Class A	14,800	363,636
PrairieSky Royalty Ltd.	12,800	263,878
Reliance Industries Ltd.	37,633	514,210
Ring Energy, Inc. (a)	33,000	455,730
RSP Permian, Inc. (a)	70,500	3,083,670
Seven Generations Energy Ltd. (a)	12,300	159,181
Statoil ASA sponsored ADR (b)	371,900	9,762,375
Suncor Energy, Inc.	1,757,907	70,012,585
Suncor Energy, Inc.	181,383	7,215,416
Teekay LNG Partners LP	10,900	188,570
The Williams Companies, Inc.	476,192	12,790,517
Total SA sponsored ADR	380,700	23,089,455
TransCanada Corp.	378,750	15,855,738
Valero Energy Corp.	294,660	35,712,792
Viper Energy Partners LP	50,100	1,632,258
Whiting Petroleum Corp. (a)	39,300	2,060,106
WildHorse Resource Development Corp. (a)	19,400	521,084
WPX Energy, Inc. (a)	35,300	642,813
		1,316,450,328

TOTAL ENERGY		1,382,370,387

FINANCIALS - 13.5%
Banks - 7.1%
Bank of America Corp.	11,088,194	322,001,154
BB&T Corp.	212,700	11,166,750
BOK Financial Corp.	9,800	989,310
CIT Group, Inc.	94,100	4,698,413
Citigroup, Inc.	4,527,589	301,944,910
Citizens Financial Group, Inc.	354,700	14,489,495
Comerica, Inc.	22,100	2,083,809
Commerce Bancshares, Inc.	13,638	880,742
Cullen/Frost Bankers, Inc.	9,600	1,096,608
East West Bancorp, Inc.	21,700	1,507,716
Fifth Third Bancorp	1,538,700	47,053,446
First Horizon National Corp.	283,100	5,248,674
First Republic Bank	257,502	25,647,199
Huntington Bancshares, Inc.	1,818,800	27,045,556
JPMorgan Chase & Co. (d)	3,720,448	398,125,140
KeyCorp	1,403,200	27,278,208
M&T Bank Corp.	22,500	3,871,800
PNC Financial Services Group, Inc.	381,874	54,764,550
Prosperity Bancshares, Inc.	10,400	753,272
Regions Financial Corp.	900,500	16,425,120
SunTrust Banks, Inc.	1,285,302	86,770,738
SVB Financial Group (a)	67,445	21,051,608
Synovus Financial Corp.	64,500	3,490,095
U.S. Bancorp	2,568,302	128,389,417
Umpqua Holdings Corp.	25,500	600,270
Webster Financial Corp.	13,800	884,580
Wells Fargo & Co.	4,703,824	253,959,458
Western Alliance Bancorp. (a)	12,900	777,354
Zions Bancorporation	32,970	1,807,086
		1,764,802,478
Capital Markets - 2.4%
Affiliated Managers Group, Inc.	6,300	1,003,338
Ameriprise Financial, Inc.	109,300	15,152,259
Bank of New York Mellon Corp.	1,119,362	61,285,070
BlackRock, Inc. Class A	18,600	9,936,678
Brighthouse Financial, Inc.	44,358	2,089,705
Brookfield Asset Management, Inc. Class A	64,900	2,588,292
Cboe Global Markets, Inc.	109,294	10,662,723
Charles Schwab Corp.	1,270,682	70,675,333
CME Group, Inc.	94,604	15,410,992
E*TRADE Financial Corp. (a)	275,930	17,480,166
Franklin Resources, Inc.	156,000	5,236,920
Goldman Sachs Group, Inc.	193,600	43,730,368
IntercontinentalExchange, Inc.	838,641	59,451,260
KKR & Co. LP	1,496,778	33,273,375
Lazard Ltd. Class A	19,500	1,003,080
Legg Mason, Inc.	76,000	2,832,520
Morgan Stanley (d)	2,002,162	100,388,403
Northern Trust Corp.	84,800	8,693,696
Oaktree Capital Group LLC Class A	28,400	1,162,980
Raymond James Financial, Inc.	79,300	7,657,208
S&P Global, Inc.	81,345	16,065,638
State Street Corp.	679,617	65,317,990
T. Rowe Price Group, Inc.	34,000	4,128,280
TD Ameritrade Holding Corp.	537,200	31,802,240
The NASDAQ OMX Group, Inc.	128,800	11,831,568
TPG Pace Energy Holdings Corp. (a)	38,000	399,000
Virtu Financial, Inc. Class A	38,300	1,189,215
		600,448,297
Consumer Finance - 0.8%
Ally Financial, Inc.	574,700	14,741,055
American Express Co.	130,300	12,808,490
Capital One Financial Corp.	1,027,689	96,602,766
Credit Acceptance Corp. (a)(b)	2,200	776,622
Discover Financial Services	370,702	27,380,050
Navient Corp.	115,400	1,593,674
Nelnet, Inc. Class A	60,500	3,717,120
OneMain Holdings, Inc. (a)	225,600	7,338,768
Santander Consumer U.S.A. Holdings, Inc.	54,000	967,140
SLM Corp. (a)	387,292	4,426,748
Synchrony Financial	698,355	24,184,034
		194,536,467
Diversified Financial Services - 1.0%
AXA Equitable Holdings, Inc.	1,086,737	23,212,702
Berkshire Hathaway, Inc. Class B (a)	1,008,588	193,174,860
Jefferies Financial Group, Inc.	53,500	1,170,580
Voya Financial, Inc.	458,459	23,812,360
		241,370,502
Insurance - 2.2%
AFLAC, Inc.	323,400	14,572,404
Alleghany Corp.	2,300	1,312,288
Allstate Corp.	178,500	16,686,180
American Financial Group, Inc.	60,000	6,592,800
American International Group, Inc.	1,724,247	91,022,999
Aon PLC	5,800	811,246
Assurant, Inc.	43,600	4,070,060
Athene Holding Ltd. (a)	21,400	955,938
Axis Capital Holdings Ltd.	39,300	2,234,205
Chubb Ltd.	317,129	41,445,589
Cincinnati Financial Corp.	24,600	1,706,502
CNA Financial Corp.	79,000	3,711,420
Everest Re Group Ltd.	41,800	9,417,122
FNF Group	130,656	4,829,046
Genworth Financial, Inc. Class A (a)	116,700	401,448
Hartford Financial Services Group, Inc.	753,146	39,412,130
Lincoln National Corp.	197,700	13,105,533
Loews Corp.	193,407	9,451,800
Markel Corp. (a)	2,070	2,270,956
Marsh & McLennan Companies, Inc.	516,552	41,515,284
MetLife, Inc.	1,380,152	63,473,190
Principal Financial Group, Inc.	403,126	22,494,431
Progressive Corp.	924,974	57,431,636
Prudential Financial, Inc.	154,600	14,971,464
Reinsurance Group of America, Inc.	33,200	4,961,408
RenaissanceRe Holdings Ltd.	4,600	564,742
The Travelers Companies, Inc.	293,200	37,682,064
Torchmark Corp.	42,000	3,562,860
Unum Group	166,300	6,454,103
W.R. Berkley Corp.	18,200	1,391,754
Willis Group Holdings PLC	187,701	28,371,006
XL Group Ltd.	89,490	4,973,854
		551,857,462
Mortgage Real Estate Investment Trusts - 0.0%
Annaly Capital Management, Inc.	524,400	5,469,492
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	73,300	849,547
Radian Group, Inc.	198,900	3,162,510
		4,012,057

TOTAL FINANCIALS		3,362,496,755

HEALTH CARE - 10.8%
Biotechnology - 2.1%
AbbVie, Inc.	533,522	52,786,667
Abeona Therapeutics, Inc. (a)(b)	80,000	1,416,000
AC Immune SA (a)	60,000	628,800
Acorda Therapeutics, Inc. (a)	55,000	1,443,750
Alexion Pharmaceuticals, Inc. (a)	435,020	50,518,873
Alnylam Pharmaceuticals, Inc. (a)	25,944	2,580,650
Amgen, Inc.	427,904	76,860,116
AnaptysBio, Inc. (a)	23,200	1,804,960
Argenx SE ADR	33,000	3,151,500
Ascendis Pharma A/S sponsored ADR (a)	32,000	2,304,640
Atara Biotherapeutics, Inc. (a)	50,000	2,490,000
Audentes Therapeutics, Inc. (a)	24,000	909,600
BeiGene Ltd. ADR (a)	26,000	5,203,120
Biogen, Inc. (a)	231,916	68,174,027
BioMarin Pharmaceutical, Inc. (a)	158,036	14,276,972
bluebird bio, Inc. (a)	12,000	2,148,600
Blueprint Medicines Corp. (a)	40,700	3,422,056
Celgene Corp. (a)	524,691	41,282,688
Cellectis SA sponsored ADR (a)	52,000	1,556,880
CytomX Therapeutics, Inc. (a)	40,100	1,029,367
Exact Sciences Corp. (a)	136,500	8,127,210
Gilead Sciences, Inc.	744,296	50,165,550
Global Blood Therapeutics, Inc. (a)	20,000	963,000
GlycoMimetics, Inc. (a)	50,000	893,500
Heron Therapeutics, Inc. (a)	50,000	1,630,000
Incyte Corp. (a)	38,049	2,597,605
Insmed, Inc. (a)	140,000	3,900,400
Intercept Pharmaceuticals, Inc. (a)	93,900	6,592,719
Loxo Oncology, Inc. (a)	12,800	2,269,824
Momenta Pharmaceuticals, Inc. (a)	110,000	2,596,000
Neurocrine Biosciences, Inc. (a)	50,000	4,813,000
Regeneron Pharmaceuticals, Inc. (a)	12,600	3,784,032
Sage Therapeutics, Inc. (a)	9,500	1,450,555
Sarepta Therapeutics, Inc. (a)	60,000	5,631,000
Shire PLC sponsored ADR	155,496	25,538,663
TESARO, Inc. (a)	28,000	1,281,560
uniQure B.V. (a)	60,000	2,102,400
United Therapeutics Corp. (a)	33,600	3,581,088
Vertex Pharmaceuticals, Inc. (a)	401,303	61,800,662
Xencor, Inc. (a)	60,000	2,400,600
Zai Lab Ltd. ADR	50,000	1,171,000
		527,279,634
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	1,245,754	76,651,244
Align Technology, Inc. (a)	9,000	2,987,550
Atricure, Inc. (a)	84,500	2,003,495
Baxter International, Inc.	146,000	10,342,640
Becton, Dickinson & Co.	477,038	105,706,850
Boston Scientific Corp. (a)	3,788,068	115,119,387
Danaher Corp.	324,982	32,264,213
DexCom, Inc. (a)	35,000	3,079,650
Edwards Lifesciences Corp. (a)	43,110	5,919,434
Fisher & Paykel Healthcare Corp.	80,000	743,468
Genmark Diagnostics, Inc. (a)	300,000	2,199,000
Hologic, Inc. (a)	107,900	4,088,331
Inspire Medical Systems, Inc.	43,000	1,290,000
Insulet Corp. (a)	52,300	4,905,217
Integra LifeSciences Holdings Corp. (a)	70,000	4,517,800
Intuitive Surgical, Inc. (a)	156,900	72,122,223
Medtronic PLC	877,399	75,737,082
Penumbra, Inc. (a)	26,000	4,183,400
Stryker Corp.	334,845	58,269,727
The Cooper Companies, Inc.	6,760	1,529,856
Wright Medical Group NV (a)	155,000	3,868,800
Zimmer Biomet Holdings, Inc.	173,076	19,299,705
		606,829,072
Health Care Providers & Services - 2.9%
Aetna, Inc.	91,630	16,138,792
AmerisourceBergen Corp.	205,557	16,884,452
Anthem, Inc.	256,400	56,772,088
Cardinal Health, Inc.	177,000	9,219,930
Centene Corp. (a)	95,453	11,183,273
Cigna Corp.	305,563	51,753,205
CVS Health Corp.	677,747	42,962,382
DaVita HealthCare Partners, Inc. (a)	176,490	11,796,592
EBOS Group Ltd.	150,000	1,896,808
Envision Healthcare Corp. (a)	398,288	17,078,589
Express Scripts Holding Co. (a)	381,400	28,913,934
G1 Therapeutics, Inc.	40,000	1,732,400
HCA Holdings, Inc.	341,700	35,242,938
Henry Schein, Inc. (a)	54,000	3,736,800
Humana, Inc.	252,354	73,429,967
Laboratory Corp. of America Holdings (a)	65,730	11,870,181
LifePoint Hospitals, Inc. (a)	42,500	2,246,125
McKesson Corp.	242,174	34,374,178
Molina Healthcare, Inc. (a)	30,000	2,547,900
Quest Diagnostics, Inc.	64,940	6,918,058
United Drug PLC (United Kingdom)	140,000	1,673,120
UnitedHealth Group, Inc.	1,203,480	290,652,455
Universal Health Services, Inc. Class B	32,300	3,713,854
		732,738,021
Health Care Technology - 0.1%
Castlight Health, Inc. Class B (a)	440,000	1,584,000
Cerner Corp. (a)	114,407	6,827,810
Teladoc, Inc. (a)	90,000	4,581,000
		12,992,810
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	572,043	35,420,903
Lonza Group AG	6,900	1,847,521
Thermo Fisher Scientific, Inc.	150,514	31,347,551
		68,615,975
Pharmaceuticals - 3.0%
Allergan PLC	266,071	40,123,507
Amneal Pharmaceuticals, Inc. (a)	30,000	592,200
Amneal Pharmaceuticals, Inc. (e)	75,676	1,493,844
AstraZeneca PLC:
(United Kingdom)	160,000	11,672,950
sponsored ADR	206,900	7,661,507
Bayer AG	71,500	8,533,794
Bristol-Myers Squibb Co.	424,002	22,310,985
Dechra Pharmaceuticals PLC	130,000	4,825,009
Eli Lilly& Co.	496,195	42,196,423
GlaxoSmithKline PLC sponsored ADR	818,800	33,177,776
Indivior PLC (a)	414,336	2,648,785
Jazz Pharmaceuticals PLC (a)	7,000	1,183,000
Johnson & Johnson	1,856,543	222,079,674
Mallinckrodt PLC (a)	101,900	1,717,015
Merck & Co., Inc.	2,279,951	135,725,483
Mylan NV (a)	174,800	6,722,808
MyoKardia, Inc. (a)	28,000	1,332,800
Nektar Therapeutics (a)	90,000	7,224,300
Novartis AG sponsored ADR	40,471	3,015,899
Perrigo Co. PLC	53,100	3,884,796
Pfizer, Inc.	3,348,517	120,312,216
Roche Holding AG (participation certificate)	22,000	4,717,060
Sanofi SA	69,142	5,300,002
Teva Pharmaceutical Industries Ltd. sponsored ADR	366,403	7,877,665
The Medicines Company (a)	48,000	1,625,280
Theravance Biopharma, Inc. (a)	72,000	1,752,480
Zoetis, Inc. Class A	700,924	58,667,339
		758,374,597

TOTAL HEALTH CARE		2,706,830,109

INDUSTRIALS - 8.1%
Aerospace & Defense - 2.6%
General Dynamics Corp.	143,402	28,925,617
Harris Corp.	135,100	20,328,497
Huntington Ingalls Industries, Inc.	1,000	221,070
L3 Technologies, Inc.	37,200	7,377,876
Lockheed Martin Corp.	174,615	54,923,402
Moog, Inc. Class A	35,400	2,886,162
Northrop Grumman Corp.	585,337	191,551,533
Orbital ATK, Inc.	880	117,674
Spirit AeroSystems Holdings, Inc. Class A	109,800	9,301,158
Textron, Inc.	323,600	21,545,288
The Boeing Co.	434,727	153,093,460
Triumph Group, Inc.	61,300	1,299,560
United Technologies Corp.	1,218,197	152,055,350
		643,626,647
Air Freight & Logistics - 0.4%
FedEx Corp.	236,700	58,966,704
United Parcel Service, Inc. Class B	367,608	42,686,641
		101,653,345
Airlines - 0.6%
Alaska Air Group, Inc.	342,042	20,799,574
American Airlines Group, Inc.	466,410	20,307,491
Delta Air Lines, Inc.	1,283,613	69,379,283
JetBlue Airways Corp. (a)	192,900	3,643,881
Southwest Airlines Co.	251,102	12,826,290
United Continental Holdings, Inc. (a)	346,300	24,099,017
		151,055,536
Building Products - 0.3%
A.O. Smith Corp.	160,300	10,110,121
Allegion PLC	169,487	12,953,891
Fortune Brands Home & Security, Inc.	453,300	25,461,861
Johnson Controls International PLC	517,602	17,370,723
Masco Corp.	327,274	12,197,502
Owens Corning	20,890	1,320,666
		79,414,764
Commercial Services & Supplies - 0.2%
Deluxe Corp.	49,200	3,273,768
Herman Miller, Inc.	113,700	3,723,675
LSC Communications, Inc.	14,212	179,924
R.R. Donnelley & Sons Co.	131,300	819,312
Republic Services, Inc.	112,150	7,562,275
Stericycle, Inc. (a)	325,500	20,669,250
Waste Connection, Inc.:
(Canada)	167,250	12,860,423
(United States)	167,800	12,900,464
		61,989,091
Construction & Engineering - 0.0%
Tutor Perini Corp. (a)	8,200	162,360
Electrical Equipment - 0.5%
Eaton Corp. PLC	401,508	30,747,483
Emerson Electric Co.	301,000	21,322,840
Fortive Corp.	665,137	48,348,809
Hubbell, Inc. Class B	87,700	9,444,413
Sensata Technologies, Inc. PLC (a)	127,500	6,513,975
		116,377,520
Industrial Conglomerates - 1.5%
Carlisle Companies, Inc.	9,300	998,727
General Electric Co.	3,750,208	52,802,929
Honeywell International, Inc.	1,895,782	280,405,116
Roper Technologies, Inc.	116,268	32,065,552
		366,272,324
Machinery - 0.8%
AGCO Corp.	57,700	3,669,720
Allison Transmission Holdings, Inc.	108,900	4,498,659
Apergy Corp. (a)	8,100	349,839
Cactus, Inc. (a)	18,000	606,960
Caterpillar, Inc.	138,332	21,014,014
Cummins, Inc.	24,900	3,545,511
Dover Corp.	3,600	277,956
Flowserve Corp.	321,800	13,303,212
Gardner Denver Holdings, Inc.	12,200	401,014
Illinois Tool Works, Inc.	72,280	10,386,636
Ingersoll-Rand PLC	352,680	30,873,607
Meritor, Inc. (a)	138,500	2,873,875
Minebea Mitsumi, Inc.	139,400	2,630,700
Oshkosh Corp.	14,055	1,022,501
PACCAR, Inc.	340,720	21,203,006
Parker Hannifin Corp.	15,400	2,631,860
Pentair PLC	200,300	8,741,092
ProPetro Holding Corp. (a)	19,200	312,384
Snap-On, Inc.	66,000	9,756,120
Stanley Black & Decker, Inc.	319,470	44,483,003
Timken Co.	62,900	2,975,170
Trinity Industries, Inc.	149,500	5,156,255
Wabtec Corp. (b)	67,928	6,623,659
		197,336,753
Professional Services - 0.1%
Equifax, Inc.	84,361	9,613,780
Manpower, Inc.	45,600	4,104,000
Nielsen Holdings PLC	355,080	10,712,764
TransUnion Holding Co., Inc.	89,224	6,120,766
		30,551,310
Road & Rail - 0.9%
AMERCO	2,900	936,526
CSX Corp.	654,465	42,311,162
Kansas City Southern	111,800	11,979,370
Norfolk Southern Corp.	658,468	99,856,672
Ryder System, Inc.	46,800	3,139,344
Union Pacific Corp.	570,850	81,494,546
		239,717,620
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	132,300	2,825,928
Fastenal Co. (b)	575,041	30,609,432
HD Supply Holdings, Inc. (a)	167,900	6,838,567
United Rentals, Inc. (a)	13,425	2,142,227
		42,416,154

TOTAL INDUSTRIALS		2,030,573,424

INFORMATION TECHNOLOGY - 19.3%
Communications Equipment - 1.1%
Arris International PLC (a)	25,200	637,056
Cisco Systems, Inc. (d)	5,484,220	234,231,036
Juniper Networks, Inc.	422,000	11,242,080
Motorola Solutions, Inc.	238,831	25,636,120
		271,746,292
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	141,300	12,283,209
Arrow Electronics, Inc. (a)	63,800	4,728,856
CDW Corp.	22,400	1,793,120
Chroma ATE, Inc.	1,178,600	5,875,021
Corning, Inc.	364,800	9,911,616
Dell Technologies, Inc. (a)	107,609	8,679,742
E Ink Holdings, Inc.	337,000	384,851
Flextronics International Ltd. (a)	168,600	2,341,854
Jabil, Inc.	100,800	2,850,624
Keysight Technologies, Inc. (a)	146,200	8,587,788
Tech Data Corp. (a)	47,100	4,088,751
Trimble, Inc. (a)	169,300	5,597,058
Vishay Intertechnology, Inc.	143,700	3,046,440
		70,168,930
Internet Software & Services - 3.8%
Akamai Technologies, Inc. (a)	40,900	3,083,042
Alibaba Group Holding Ltd. sponsored ADR (a)	50,700	10,039,107
Alphabet, Inc.:
Class A (a)	122,306	134,536,600
Class C (a)	356,185	386,457,163
Benefitfocus, Inc. (a)(b)	89,000	2,985,950
eBay, Inc. (a)	1,115,551	42,078,584
Envestnet, Inc. (a)	100	5,290
Facebook, Inc. Class A (a)	1,547,678	296,813,687
GoDaddy, Inc. (a)	63,800	4,567,442
LogMeIn, Inc.	66,300	7,153,770
NetEase, Inc. ADR	15,900	3,630,288
New Relic, Inc. (a)	31,100	3,159,449
SMS Co., Ltd.	136,600	5,129,485
Spotify Technology SA (a)	49,452	7,799,075
Tencent Holdings Ltd.	56,900	2,904,866
Twitter, Inc. (a)	6,980	242,206
Velti PLC (a)(e)(f)	147,198	88
Xunlei Ltd. sponsored ADR (a)(b)	190,300	2,354,011
Yahoo!, Inc.	381,688	29,451,046
		942,391,149
IT Services - 2.7%
Accenture PLC Class A	452,322	70,444,628
Alliance Data Systems Corp.	92,678	19,538,376
Amdocs Ltd.	212,857	14,359,333
Cognizant Technology Solutions Corp. Class A	966,014	72,789,155
DXC Technology Co.	123,042	11,333,399
Fidelity National Information Services, Inc.	259,000	26,474,980
First Data Corp. Class A (a)	143,670	2,729,730
Fiserv, Inc. (a)	5,790	420,354
FleetCor Technologies, Inc. (a)	39,500	7,874,325
Gartner, Inc. (a)	92,800	12,318,272
Global Payments, Inc.	1,755	195,086
IBM Corp.	206,400	29,166,384
MasterCard, Inc. Class A	373,575	71,024,079
PayPal Holdings, Inc. (a)	725,152	59,513,225
Square, Inc. (a)	30,200	1,759,150
The Western Union Co.	215,000	4,276,350
Visa, Inc. Class A	1,915,561	250,402,134
Worldpay, Inc. (a)	205,787	16,353,893
		670,972,853
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices, Inc. (a)	338,900	4,653,097
ams AG	95,600	8,256,364
Analog Devices, Inc.	288,041	27,991,824
Applied Materials, Inc.	552,521	28,057,016
ASM Pacific Technology Ltd.	601,500	7,846,764
Broadcom, Inc.	514,032	129,572,046
Cirrus Logic, Inc. (a)	51,700	1,937,716
Cree, Inc. (a)	66,900	3,118,878
GlobalWafers Co. Ltd.	95,100	1,880,343
Himax Technologies, Inc. sponsored ADR (b)	667,400	4,972,130
Intel Corp.	2,785,336	153,750,547
International Quantum Epitaxy PLC (a)(b)	959,705	1,398,259
KLA-Tencor Corp.	253,899	28,748,984
Lam Research Corp.	306,203	60,683,311
MACOM Technology Solutions Holdings, Inc. (a)(b)	187,700	4,232,635
Marvell Technology Group Ltd.	1,238,400	26,675,136
Maxim Integrated Products, Inc.	106,700	6,257,955
Mellanox Technologies Ltd. (a)	30,300	2,587,620
Microchip Technology, Inc.	366,810	35,719,958
Micron Technology, Inc. (a)	37,595	2,165,096
Monolithic Power Systems, Inc.	26,300	3,466,603
Nanya Technology Corp.	2,824,000	9,378,337
NVIDIA Corp.	274,445	69,212,285
NXP Semiconductors NV (a)	98,200	11,194,800
ON Semiconductor Corp. (a)	248,400	6,242,292
Qorvo, Inc. (a)	37,400	3,001,350
Qualcomm, Inc.	1,665,564	96,802,580
Rubicon Technology, Inc. (a)(b)	13,440	102,010
Semtech Corp. (a)	50,800	2,458,720
Silicon Laboratories, Inc. (a)	9,200	971,520
Skyworks Solutions, Inc.	4,300	424,023
SolarEdge Technologies, Inc. (a)	7,900	441,215
Teradyne, Inc.	29,400	1,114,554
Texas Instruments, Inc.	1,234,713	138,176,732
		883,492,700
Software - 5.2%
Activision Blizzard, Inc.	726,850	51,540,934
Adobe Systems, Inc. (a)	148,765	37,084,139
Autodesk, Inc. (a)	163,500	21,107,850
Black Knight, Inc. (a)	154,666	7,826,100
CA Technologies, Inc.	62,600	2,237,324
CDK Global, Inc.	132,300	8,513,505
Citrix Systems, Inc. (a)	142,700	15,071,974
Electronic Arts, Inc. (a)	501,940	65,708,965
Intuit, Inc.	249,365	50,271,984
Microsoft Corp.	7,273,112	718,874,390
Nintendo Co. Ltd.	16,900	6,917,779
Nintendo Co. Ltd. ADR	86,000	4,389,440
Oracle Corp.	1,783,331	83,317,224
Parametric Technology Corp. (a)	207,700	17,912,048
Paylocity Holding Corp. (a)	24,000	1,434,000
Pivotal Software, Inc.	396,565	7,134,204
Red Hat, Inc. (a)	170,055	27,620,333
Salesforce.com, Inc. (a)	686,774	88,820,481
SAP SE sponsored ADR	86,000	9,699,940
ServiceNow, Inc. (a)	47,940	8,514,623
Snap, Inc. Class A (a)	92,800	1,056,992
Symantec Corp.	1,007,203	20,929,678
Synopsys, Inc. (a)	5,000	440,350
Tableau Software, Inc. (a)	18,900	1,868,643
Take-Two Interactive Software, Inc. (a)	231,600	25,957,728
Workday, Inc. Class A (a)	83,674	10,957,947
Zendesk, Inc. (a)	73,100	4,085,559
		1,299,294,134
Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	3,265,158	610,160,075
Hewlett Packard Enterprise Co.	2,690,817	41,008,051
HP, Inc.	586,300	12,916,189
NCR Corp. (a)	104,900	3,157,490
NetApp, Inc.	6,380	435,882
Seagate Technology LLC	132,000	7,438,200
Western Digital Corp.	161,042	13,448,617
Xerox Corp.	140,050	3,806,559
		692,371,063

TOTAL INFORMATION TECHNOLOGY		4,830,437,121

MATERIALS - 2.3%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	351,281	56,700,266
Ashland Global Holdings, Inc.	7,800	606,216
Cabot Corp.	50,500	3,042,625
Celanese Corp. Class A	80,900	9,135,228
CF Industries Holdings, Inc.	274,700	11,301,158
DowDuPont, Inc.	2,372,822	152,121,618
Eastman Chemical Co.	231,429	24,140,359
Huntsman Corp.	215,600	6,892,732
Innospec, Inc.	61,900	4,747,730
LyondellBasell Industries NV Class A	500,100	56,071,212
PPG Industries, Inc.	195,823	19,762,457
RPM International, Inc.	85,400	4,227,300
Sherwin-Williams Co.	25,700	9,746,725
The Chemours Co. LLC	27,800	1,361,922
Trinseo SA	47,700	3,448,710
Valvoline, Inc.	131,779	2,693,563
Westlake Chemical Corp.	19,502	2,256,966
		368,256,787
Construction Materials - 0.2%
Eagle Materials, Inc.	80,800	8,757,104
Martin Marietta Materials, Inc.	143,200	31,914,984
nVent Electric PLC (a)	172,500	4,671,300
Vulcan Materials Co.	129,278	16,513,972
		61,857,360
Containers & Packaging - 0.5%
Ball Corp.	398,082	14,709,130
Berry Global Group, Inc. (a)	1,118,552	54,014,876
Crown Holdings, Inc. (a)	238,164	10,322,028
International Paper Co.	211,000	11,288,500
Owens-Illinois, Inc. (a)	162,800	3,028,080
Packaging Corp. of America	81,000	9,517,500
Sealed Air Corp.	115,600	5,035,536
Sonoco Products Co.	14,000	715,820
WestRock Co.	204,145	12,020,058
		120,651,528
Metals & Mining - 0.1%
BHP Billiton Ltd. sponsored ADR (b)	178,100	8,865,818
First Quantum Minerals Ltd.	308,700	4,845,014
Newmont Mining Corp.	50,200	1,954,286
Nucor Corp.	47,700	3,061,863
Reliance Steel & Aluminum Co.	10,900	1,019,913
Southern Copper Corp.	81,800	3,999,202
Steel Dynamics, Inc.	45,105	2,229,540
		25,975,636
Paper & Forest Products - 0.0%
Domtar Corp.	62,600	3,009,182
Schweitzer-Mauduit International, Inc.	75,400	3,303,274
		6,312,456

TOTAL MATERIALS		583,053,767

REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.6%
American Homes 4 Rent Class A	68,100	1,356,552
American Tower Corp.	138,400	19,150,408
AvalonBay Communities, Inc.	133,811	22,151,073
Boston Properties, Inc.	51,600	6,283,332
Cedar Realty Trust, Inc.	72,100	316,519
Colony NorthStar, Inc.	98,342	579,234
Corporate Office Properties Trust (SBI)	102,900	2,870,910
Corrections Corp. of America	20,900	449,768
Crown Castle International Corp.	1,500,452	156,272,076
DDR Corp.	200,000	3,038,000
Equinix, Inc.	71,600	28,414,460
Equity Lifestyle Properties, Inc.	14,200	1,290,780
Equity Residential (SBI)	213,600	13,668,264
Front Yard Residential Corp. Class B	255,300	2,685,756
Gaming & Leisure Properties	15,800	554,580
General Growth Properties, Inc.	386,500	7,838,220
Healthcare Trust of America, Inc.	75,600	1,939,896
Hospitality Properties Trust (SBI)	168,700	4,883,865
Host Hotels & Resorts, Inc.	133,600	2,889,768
JBG SMITH Properties	65,850	2,429,207
Mack-Cali Realty Corp.	141,800	2,803,386
Medical Properties Trust, Inc.	240,400	3,262,228
Mid-America Apartment Communities, Inc.	75,350	7,049,746
Omega Healthcare Investors, Inc.	108,400	3,322,460
Outfront Media, Inc.	50,400	999,936
Pennsylvania Real Estate Investment Trust (SBI) (b)	65,000	715,650
Piedmont Office Realty Trust, Inc. Class A	128,500	2,469,770
Prologis, Inc.	394,400	25,379,640
Public Storage	44,200	9,363,328
Regency Centers Corp.	97,700	5,674,416
Simon Property Group, Inc.	17,200	2,755,784
SL Green Realty Corp.	88,737	8,653,632
Spirit Realty Capital, Inc.	311,700	2,730,492
Store Capital Corp.	97,400	2,610,320
Sun Communities, Inc.	23,400	2,262,312
The Macerich Co.	19,600	1,090,348
Ventas, Inc.	179,800	9,827,868
VEREIT, Inc.	585,100	4,189,316
Vornado Realty Trust	330,664	23,050,587
Weyerhaeuser Co.	171,521	6,402,879
		403,676,766
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	47,500	2,194,025
Jones Lang LaSalle, Inc.	6,800	1,113,568
		3,307,593

TOTAL REAL ESTATE		406,984,359

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	935,700	30,241,824
Verizon Communications, Inc.	4,514,880	215,224,330
Zayo Group Holdings, Inc. (a)	42,800	1,489,440
		246,955,594
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	241,619	13,458,178

TOTAL TELECOMMUNICATION SERVICES		260,413,772

UTILITIES - 2.1%
Electric Utilities - 1.4%
American Electric Power Co., Inc.	268,839	18,267,610
Duke Energy Corp.	82,700	6,381,132
Edison International	48,200	2,996,112
Entergy Corp.	140,800	11,392,128
Eversource Energy	241,400	13,779,112
Exelon Corp.	874,400	36,191,416
FirstEnergy Corp.	465,800	16,032,836
Great Plains Energy, Inc.	134,200	4,554,748
NextEra Energy, Inc.	1,146,443	190,091,714
OGE Energy Corp.	4,700	164,594
PG&E Corp.	129,600	5,615,568
Pinnacle West Capital Corp.	15,700	1,249,877
Southern Co.	458,400	20,582,160
Vistra Energy Corp. (a)	36,642	898,828
Westar Energy, Inc.	90,600	5,137,020
Xcel Energy, Inc.	549,642	25,019,704
		358,354,559
Gas Utilities - 0.0%
Atmos Energy Corp.	111,800	9,973,678
Indraprastha Gas Ltd. (a)	4,402	17,300
South Jersey Industries, Inc.	46,000	1,523,520
UGI Corp.	4,100	206,927
		11,721,425
Independent Power and Renewable Electricity Producers - 0.1%
NextEra Energy Partners LP	49,100	2,207,536
NRG Energy, Inc.	661,708	22,650,265
The AES Corp.	363,900	4,639,725
		29,497,526
Multi-Utilities - 0.5%
Ameren Corp.	36,400	2,154,516
Avangrid, Inc.	40,600	2,155,454
Dominion Resources, Inc.	79,900	5,128,781
DTE Energy Co.	121,831	12,479,149
National Grid PLC	1,337,857	14,820,076
NiSource, Inc.	717,730	18,158,569
Public Service Enterprise Group, Inc.	331,400	17,557,572
SCANA Corp.	16,300	591,690
Sempra Energy	334,552	35,639,825
WEC Energy Group, Inc.	47,400	2,993,310
		111,678,942
Water Utilities - 0.1%
American Water Works Co., Inc.	171,714	14,276,302

TOTAL UTILITIES		525,528,754

TOTAL COMMON STOCKS
(Cost $13,744,220,297)		19,584,171,468

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(e)(f)	32,084	1,082,299
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A, 6.125%	37,600	2,179,552
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $3,348,003)		3,261,851

Equity Funds - 20.5%
Large Blend Funds - 11.2%
Fidelity SAI U.S. Large Cap Index Fund (g)	50,012,951	728,688,694
JPMorgan U.S. Large Cap Core Plus Fund Select Class (h)	56,140,280	1,710,594,325
PIMCO StocksPLUS Absolute Return Fund Institutional Class	33,230,398	363,540,554

TOTAL LARGE BLEND FUNDS		2,802,823,573

Large Growth Funds - 8.9%
Fidelity Growth Company Fund (g)	295,552	58,661,260
Fidelity SAI U.S. Momentum Index Fund (g)	19,658,778	256,743,644
Fidelity SAI U.S. Quality Index Fund (g)	139,092,227	1,901,390,732

TOTAL LARGE GROWTH FUNDS		2,216,795,636

Sector Funds - 0.4%
iShares NASDAQ Biotechnology Index ETF (b)	314,156	34,070,218
SPDR S&P Biotech ETF (b)	760,260	71,973,814

TOTAL SECTOR FUNDS		106,044,032

TOTAL EQUITY FUNDS
(Cost $3,864,316,907)		5,125,663,241
	Principal Amount

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.72% to 1.79% 7/12/18 (i)
(Cost $1,508,029)	$1,511,000	1,507,984
	Shares	Value

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.76% (j)	44,294,853	44,303,712
Fidelity Securities Lending Cash Central Fund 1.76% (j)(k)	139,130,287	139,144,200
Invesco Government & Agency Portfolio Institutional Class 1.30% (l)	186,932,993	186,932,993
TOTAL MONEY MARKET FUNDS
(Cost $370,379,677)		370,380,905
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $17,983,772,913)		25,084,985,449
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(100,388,724)
NET ASSETS - 100%		$24,984,596,725

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Cisco Systems, Inc.	Chicago Board Options Exchange	994	$4,245,374	$48.00	6/15/18	$(497)
JPMorgan Chase & Co.	Chicago Board Options Exchange	1,178	12,605,778	120.00	6/15/18	(2,356)
Morgan Stanley	Chicago Board Options Exchange	679	3,404,506	60.00	6/15/18	(340)
TOTAL WRITTEN OPTIONS						$(3,193)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	167	June 2018	$22,590,925	$405,647	$405,647

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,101,837 or 0.0% of net assets.

 (d) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $20,255,658.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,576,231 or 0.0% of net assets.

 (f) Level 3 security

 (g) Affiliated Fund

 (h) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.

 (i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,001,996.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

 (l) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Amneal Pharmaceuticals, Inc.	5/4/18	$1,381,087
The Honest Co., Inc. Series D	8/12/15	$1,468,003
Velti PLC	4/19/13	$220,797

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$522,310
Fidelity Securities Lending Cash Central Fund	1,300,956
Total	$1,823,266

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Growth Company Fund	$45,577,002	$2,386,533	$--	$2,386,533	$--	$10,697,725	$58,661,260
Fidelity SAI U.S. Large Cap Index Fund	100,857,121	2,051,092,652	1,450,240,956	4,147,705	4,864,171	22,115,706	728,688,694
Fidelity SAI U.S. Momentum Index Fund	--	213,023,017	--	2,070,837	--	43,720,627	256,743,644
Fidelity SAI U.S. Quality Index Fund	1,630,628,264	285,119,610	200,000,000	59,119,633	20,454,508	165,188,350	1,901,390,732
Total	$1,777,062,387	$2,551,621,812	$1,650,240,956	$67,724,708	$25,318,679	$241,722,408	$2,945,484,330

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,510,008,537	$2,508,926,238	$--	$1,082,299
Consumer Staples	986,556,782	976,942,957	9,613,825	--
Energy	1,382,370,387	1,382,370,387	--	--
Financials	3,362,496,755	3,362,496,755	--	--
Health Care	2,709,009,661	2,674,758,782	34,250,879	--
Industrials	2,030,573,424	2,027,942,724	2,630,700	--
Information Technology	4,830,437,121	4,812,767,624	17,669,409	88
Materials	583,053,767	583,053,767	--	--
Real Estate	406,984,359	406,984,359	--	--
Telecommunication Services	260,413,772	260,413,772	--	--
Utilities	525,528,754	525,528,754	--	--
Equity Funds	5,125,663,241	5,125,663,241	--	--
Other Short-Term Investments	1,507,984	--	1,507,984	--
Money Market Funds	370,380,905	370,380,905	--	--
Total Investments in Securities:	$25,084,985,449	$25,018,230,265	$65,672,797	$1,082,387
Derivative Instruments:
Assets
Futures Contracts	$405,647	$405,647	$--	$--
Total Assets	$405,647	$405,647	$--	$--
Liabilities
Written Options	$(3,193)	$(3,193)	$--	$--
Total Liabilities	$(3,193)	$(3,193)	$--	$--
Total Derivative Instruments:	$402,454	$402,454	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$405,647	$0
Written Options(b)	0	(3,193)
Total Equity Risk	405,647	(3,193)
Total Value of Derivatives	$405,647	$(3,193)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value (including securities loaned of $136,279,405) — See accompanying schedule: Unaffiliated issuers (cost $15,378,680,480)	$21,956,053,207
Fidelity Central Funds (cost $183,446,684)	183,447,912
Other affiliated issuers (cost $2,421,645,749)	2,945,484,330
Total Investment in Securities (cost $17,983,772,913)		$25,084,985,449
Cash		21,825
Foreign currency held at value (cost $140,015)		140,354
Receivable for investments sold		220,315,320
Receivable for fund shares sold		10,476,128
Dividends receivable		38,533,642
Interest receivable		250,157
Distributions receivable from Fidelity Central Funds		137,984
Other receivables		643,175
Total assets		25,355,504,034
Liabilities
Payable for investments purchased	$215,366,846
Payable for fund shares redeemed	11,433,015
Accrued management fee	4,263,494
Payable for daily variation margin on futures contracts	159,485
Written options, at value (premium received $734,124)	3,193
Other payables and accrued expenses	521,723
Collateral on securities loaned	139,159,553
Total liabilities		370,907,309
Net Assets		$24,984,596,725
Net Assets consist of:
Paid in capital		$16,924,843,507
Undistributed net investment income		134,233,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		823,242,836
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,102,276,842
Net Assets, for 1,358,184,401 shares outstanding		$24,984,596,725
Net Asset Value, offering price and redemption price per share ($24,984,596,725 ÷ 1,358,184,401 shares)		$18.40

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$359,642,608
Affiliated issuers		27,810,815
Interest		3,023,831
Income from Fidelity Central Funds		1,823,266
Total income		392,300,520
Expenses
Management fee	$112,652,595
Independent trustees' fees and expenses	303,011
Miscellaneous	67,189
Total expenses before reductions	113,022,795
Expense reductions	(61,505,963)
Total expenses after reductions		51,516,832
Net investment income (loss)		340,783,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,424,096,929
Fidelity Central Funds	(15,360)
Other affiliated issuers	25,318,679
Foreign currency transactions	86,619
Futures contracts	25,407,156
Written options	2,361,702
Capital gain distributions from underlying funds:
Unaffiliated issuers	277,779,221
Affiliated issuers	39,913,893
Total net realized gain (loss)		1,794,948,839
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $42,646)	906,340,247
Affiliated issuers	241,722,408
Assets and liabilities in foreign currencies	(4,236)
Futures contracts	(2,120,226)
Written options	757,848
Total change in net unrealized appreciation (depreciation)		1,146,696,041
Net gain (loss)		2,941,644,880
Net increase (decrease) in net assets resulting from operations		$3,282,428,568

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$340,783,688	$323,952,777
Net realized gain (loss)	1,794,948,839	1,255,945,445
Change in net unrealized appreciation (depreciation)	1,146,696,041	2,309,861,220
Net increase (decrease) in net assets resulting from operations	3,282,428,568	3,889,759,442
Distributions to shareholders from net investment income	(310,751,726)	(280,132,089)
Distributions to shareholders from net realized gain	(1,461,353,123)	(376,121,471)
Total distributions	(1,772,104,849)	(656,253,560)
Share transactions
Proceeds from sales of shares	3,718,227,839	2,346,107,317
Reinvestment of distributions	1,766,119,610	654,632,342
Cost of shares redeemed	(5,167,982,110)	(6,713,197,504)
Net increase (decrease) in net assets resulting from share transactions	316,365,339	(3,712,457,845)
Total increase (decrease) in net assets	1,826,689,058	(478,951,963)
Net Assets
Beginning of period	23,157,907,667	23,636,859,630
End of period	$24,984,596,725	$23,157,907,667
Other Information
Undistributed net investment income end of period	$134,233,540	$123,480,985
Shares
Sold	207,114,947	146,302,124
Issued in reinvestment of distributions	101,160,959	41,453,021
Redeemed	(286,886,998)	(419,083,144)
Net increase (decrease)	21,388,908	(231,327,999)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$17.32	$15.07	$16.12	$15.56	$14.00
Income from Investment Operations
Net investment income (loss)A	.25	.22	.19	.19	.16
Net realized and unrealized gain (loss)	2.18	2.48	(.37)	1.51	2.52
Total from investment operations	2.43	2.70	(.18)	1.70	2.68
Distributions from net investment income	(.24)	(.19)	(.19)	(.16)	(.14)
Distributions from net realized gain	(1.11)	(.26)	(.68)	(.98)	(.98)
Total distributions	(1.35)	(.45)	(.87)	(1.14)	(1.12)
Net asset value, end of period	$18.40	$17.32	$15.07	$16.12	$15.56
Total ReturnB	14.59%	18.22%	(1.10)%	11.37%	20.15%
Ratios to Average Net AssetsC,D
Expenses before reductions	.47%	.46%	.43%	.42%	.46%
Expenses net of fee waivers, if any	.21%	.21%	.18%	.17%	.20%
Expenses net of all reductions	.21%	.21%	.18%	.17%	.20%
Net investment income (loss)	1.41%	1.40%	1.32%	1.22%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$24,984,597	$23,157,908	$23,636,860	$24,497,753	$14,197,329
Portfolio turnover rateE	98%	100%	85%	104%	109%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Core Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, and exchanges and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,344,169,351
Gross unrealized depreciation	(393,069,119)
Net unrealized appreciation (depreciation)	$6,951,100,232
Tax Cost	$18,133,882,024

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$250,118,044
Undistributed long-term capital gain	$859,063,147
Net unrealized appreciation (depreciation) on securities and other investments	$6,951,088,309

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$569,158,031	$ 331,699,801
Long-term Capital Gains	1,202,946,818	324,553,759
Total	$1,772,104,849	$ 656,253,560

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts and exchange-traded options are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$25,407,156	$(2,120,226)
Written Options	2,361,702	757,848
Totals	$27,768,858	$(1,362,378)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $23,286,625,902 and $23,940,527,976, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .47% of the Fund's average net assets. The investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, First Eagle Investment Management, LLC (through December 1, 2017), J.P. Morgan Investment Management, Inc., LSV Asset Management, OppenheimerFunds, Inc., FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Geode Capital Management, LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Boston Partners Global Investors, Inc. and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $78,832 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchanges In-Kind. During the prior period, the Fund redeemed shares of the funds noted in the following table in exchange for investments and cash. The Fund had a total net realized loss on the Fund's redemptions of the funds, noted in the following table. The Fund recognized total net losses on the exchanges for federal income tax purposes.

Transaction Date	Fund Name	Value of investments and cash received	Realized gain (loss)	Shares redeemed
11/4/16	Fidelity Advisor Materials Fund Class I	$60,325,459	$(10,544,687)	845,013
11/4/16	Fidelity Advisor Technology Fund Class I	442,814,201	37,575,050	10,768,828
11/4/16	Fidelity Consumer Discretionary Portfolio	255,946,088	22,040,117	7,597,094
11/4/16	Fidelity Consumer Staples Portfolio	205,991,818	4,123,854	2,230,314
11/4/16	Fidelity Energy Portfolio	146,061,109	(23,606,187)	3,526,343
11/4/16	Fidelity Financial Services Portfolio	276,003,424	7,690,809	3,248,246
11/4/16	Fidelity Health Care Portfolio	284,244,539	(39,522,736)	1,587,958
11/4/16	Fidelity Industrials Portfolio	203,573,978	(6,379,139)	6,790,326
11/4/16	Fidelity Telecommunications Portfolio	53,345,591	4,690,715	805,095
11/4/16	Fidelity Utilities Portfolio	68,267,475	6,062	950,668
	Total	$1,996,573,682	$(3,926,142)	38,349,885

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,073.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $67,189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,300,956.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $60,323,223.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $720,231.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $293,276 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $6,830.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $162,403.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 12% and 29% of the total outstanding shares of Fidelity SAI U.S. Momentum Index Fund and Fidelity SAI U.S. Quality Index Fund, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Actual	.21%	$1,000.00	$1,032.30	$1.06
Hypothetical-C		$1,000.00	$1,023.88	$1.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Fund voted to pay on July 9, 2018, to shareholders of record at the opening of business on July 6, 2018, a distribution of $.739 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.102 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $1,412,521,846, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 52%, and 58% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 56% and 63% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Fund

On March 8, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in (i) the existing sub-advisory agreement with LSV Asset Management (LSV) for the fund (an Amended Sub-Advisory Agreement), which may lower the amount of fees to be paid by Strategic Advisers to LSV, on behalf of the fund by allowing for the aggregation of the fund's assets with the assets of a separately managed account for which LSV serves as model provider and (ii) an amendment to the fee schedule in the existing sub-advisory agreement with OppenheimerFunds, Inc. (Oppenheimer) for the fund (an Amended Advisory Sub-Advisory Agreement), which will lower the amount of fees to be paid by Strategic Advisers to Oppenheimer, on behalf of the fund, at all asset levels. The terms of each Amended Sub-Advisory Agreement are identical to those of the existing respective sub-advisory agreement with each sub-adviser, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each respective Amended Sub-Advisory Agreement.

In considering whether to approve each Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding LSV and Oppenheimer, including the backgrounds of their investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of the current sub-advisory agreement at its September 2017 Board meeting.

The Board considered that each Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered each sub-adviser's representation that the respective Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or

(ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it previously received information regarding each sub-adviser's historical investment performance of its portion of fund and/or the performance of the strategy. The Board did not consider performance to be a material factor in its decision to approve each Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreements would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board considered that the new fee schedule is expected to lower the amount of fees paid by Strategic Advisers to Oppenheimer under the Amended Sub-Advisory Agreement, on behalf of the fund. The Board also considered that the new fee schedule with LSV will not result in any immediate reduction to the fund's total management fee or total fund expenses under the Amended Sub-Advisory Agreement, but may in the future as assets increase.

The Board also considered that each Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' contractual management fee waiver for the fund. The Board also considered that each Amended Sub-Advisory Agreement has the potential to reduce total net fund expenses by the same amount as any resulting decrease in the fund's management fee. In addition, the Board considered that Strategic Advisers' portion of the management fee will continue to be all-inclusive and that Strategic Advisers will continue to pay the fund's operating expenses, with certain limited exceptions, out of its portion of the management fee. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive under each Amended Sub-Advisory Agreement and the other factors considered.

Because each Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve each Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreements at its September Board meeting.

Possible Economies of Scale.  The Board considered that each Amended Sub-Advisory Agreement, like the current sub-advisory agreement, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to LSV and Oppenheimer as assets allocated to each sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2017 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services rendered to the fund and that each Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SAI-COR-ANN-0718
1.902940.109

Strategic Advisers® Growth Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Growth Fund	20.30%	14.91%	14.83%

 A From June 2, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Fund on June 2, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$30,241	Strategic Advisers® Growth Fund
$33,016	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. bellwether S&P 500® index returned 14.38% for the year ending May 31, 2018, despite a resurgence of volatility in stocks that challenged the multiyear bull market. The steady growth seen throughout 2017 extended into the new year, as investors remained upbeat on hopes of continued strong economic and earnings growth. Stocks surged 5.73% in January alone. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016, and lost further ground in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. The market stabilized in April and ended the period with a solid gain in May. For the full 12 months, growth stocks handily topped value, while small-caps bested large-caps. Information technology (+28%) was the top sector, rising amid strong earnings growth from several major index constituents. Financials, riding an uptick in bond yields, and energy, boosted by higher oil prices, each added about 19%. Consumer discretionary (+17%) also stood out, largely driven by retailers (+40%). Notable laggards included the defensive consumer staples (-10%), telecommunication services (-4%) and utilities (-2%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund gained 20.30%, trailing the 21.02% return of the benchmark Russell 1000® Growth Index. Underlying managers employing aggressive-growth strategies delivered the best results this period. Unfortunately, the Fund did not have enough exposure to these strategies to keep pace with the benchmark. Also, managers with a valuation focus in their investment approaches hindered relative performance amid the growth-led market environment. The Focused Growth strategy managed by sub-adviser FIAM® was the primary relative detractor. Its valuation-driven GARP (growth at a reasonable price) strategy was out of favor during the period, and was also hurt by selections across several market sectors. Fidelity SAI® U.S. Quality Index Fund – which we held to enhance the Fund’s higher-quality exposure – also worked against relative performance this period. This fund's defensively oriented holdings dampened its performance versus our growth benchmark. On the plus side, Fidelity® Growth Company Fund was the top relative contributor, as its aggressive, all-cap growth strategy yielded strong picks in information technology, consumer discretionary and health care. In November, most of the assets from FIAM’s Focused Growth strategy were reallocated to the Fund’s other sub-advisers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity Growth Company Fund	19.2
Fidelity SAI U.S. Quality Index Fund	9.5
Columbia Select Large Cap Growth Fund Class R5	5.3
Microsoft Corp.	3.6
Amazon.com, Inc.	3.5
Apple, Inc.	3.1
Facebook, Inc. Class A	2.7
Fidelity SAI U.S. Momentum Index Fund	1.9
Alphabet, Inc. Class C	1.8
Janus Henderson Enterprise Fund	1.8
52.4

Top Five Market Sectors as of May 31, 2018

(stocks only)	% of fund's net assets
Information Technology	26.5
Consumer Discretionary	10.2
Health Care	9.0
Industrials	6.1
Consumer Staples	4.3

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	61.5%
Preferred Stocks	0.1%
Large Growth Funds	35.9%
Mid-Cap Growth Funds	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 61.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.5%
Lear Corp.	268,789	$53,220,222
Automobiles - 0.1%
Thor Industries, Inc.	114,085	10,564,271
Hotels, Restaurants & Leisure - 2.4%
Domino's Pizza, Inc.	117,462	29,539,344
Marriott International, Inc. Class A	266,508	36,074,523
McDonald's Corp.	397,556	63,612,936
Norwegian Cruise Line Holdings Ltd. (a)	43,494	2,276,476
Royal Caribbean Cruises Ltd.	80,082	8,407,008
Starbucks Corp.	1,149,594	65,147,492
Wyndham Worldwide Corp.	285,214	30,928,606
Yum China Holdings, Inc.	412,024	16,192,543
Yum! Brands, Inc.	247,857	20,158,210
		272,337,138
Household Durables - 0.4%
D.R. Horton, Inc.	1,005,984	42,462,585
Internet & Direct Marketing Retail - 4.0%
Amazon.com, Inc. (a)	252,363	411,255,792
Netflix, Inc. (a)	18,977	6,672,313
The Booking Holdings, Inc. (a)	20,934	44,148,131
		462,076,236
Media - 0.5%
Comcast Corp. Class A	2,002,236	62,429,718
Multiline Retail - 0.2%
Kohl's Corp.	398,891	26,625,974
Specialty Retail - 1.6%
Home Depot, Inc.	524,627	97,869,167
Michaels Companies, Inc. (a)	1,064,268	19,539,960
Ross Stores, Inc.	626,380	49,408,854
TJX Companies, Inc.	193,438	17,471,320
		184,289,301
Textiles, Apparel & Luxury Goods - 0.4%
PVH Corp.	320,664	51,306,240

TOTAL CONSUMER DISCRETIONARY		1,165,311,685

CONSUMER STAPLES - 4.3%
Beverages - 1.6%
Constellation Brands, Inc. Class A (sub. vtg.)	150,876	33,657,418
Monster Beverage Corp. (a)	757,665	38,762,141
PepsiCo, Inc.	460,563	46,171,441
The Coca-Cola Co.	1,643,085	70,652,655
		189,243,655
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	206,487	40,933,983
Walgreens Boots Alliance, Inc.	417,174	26,027,486
Walmart, Inc.	239,777	19,791,194
		86,752,663
Food Products - 1.2%
Archer Daniels Midland Co.	761,402	33,288,495
Danone SA sponsored ADR (b)	2,239,133	34,381,887
General Mills, Inc.	436,630	18,465,083
Tyson Foods, Inc. Class A	710,062	47,907,883
		134,043,348
Household Products - 0.5%
Colgate-Palmolive Co.	370,518	23,375,981
Kimberly-Clark Corp.	92,807	9,359,586
Procter & Gamble Co.	374,089	27,372,092
		60,107,659
Tobacco - 0.2%
Philip Morris International, Inc.	334,152	26,578,450

TOTAL CONSUMER STAPLES		496,725,775

ENERGY - 0.8%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	518,211	35,585,549
Oil, Gas & Consumable Fuels - 0.5%
Marathon Petroleum Corp.	263,612	20,833,256
Valero Energy Corp.	298,600	36,190,320
		57,023,576

TOTAL ENERGY		92,609,125

FINANCIALS - 2.8%
Banks - 0.4%
Bank of America Corp.	1,157,508	33,614,032
Zions Bancorporation	301,017	16,498,742
		50,112,774
Capital Markets - 1.4%
Affiliated Managers Group, Inc.	87,986	14,012,650
Bank of New York Mellon Corp.	593,054	32,469,707
E*TRADE Financial Corp. (a)	599,000	37,946,650
FactSet Research Systems, Inc.	101,252	20,352,665
SEI Investments Co.	527,095	33,618,119
State Street Corp.	217,924	20,944,676
		159,344,467
Consumer Finance - 0.5%
American Express Co.	137,276	13,494,231
Discover Financial Services	367,051	27,110,387
Synchrony Financial	506,454	17,538,502
		58,143,120
Insurance - 0.5%
MetLife, Inc.	433,285	19,926,777
Progressive Corp.	311,952	19,369,100
Prudential Financial, Inc.	204,093	19,764,366
		59,060,243

TOTAL FINANCIALS		326,660,604

HEALTH CARE - 9.0%
Biotechnology - 2.5%
AbbVie, Inc.	535,542	52,986,525
Amgen, Inc.	539,469	96,899,422
Biogen, Inc. (a)	185,335	54,481,077
Celgene Corp. (a)	517,092	40,684,799
Regeneron Pharmaceuticals, Inc. (a)	106,947	32,118,323
Vertex Pharmaceuticals, Inc. (a)	57,095	8,792,630
		285,962,776
Health Care Equipment & Supplies - 1.5%
Align Technology, Inc. (a)	93,937	31,182,387
Edwards Lifesciences Corp. (a)	547,072	75,118,456
Medtronic PLC	164,722	14,218,803
The Cooper Companies, Inc.	152,027	34,405,230
Varian Medical Systems, Inc. (a)	184,011	21,689,377
		176,614,253
Health Care Providers & Services - 2.6%
Aetna, Inc.	235,147	41,416,441
CVS Health Corp.	196,571	12,460,636
Express Scripts Holding Co. (a)	61,555	4,666,485
HCA Holdings, Inc.	250,680	25,855,135
Humana, Inc.	35,138	10,224,455
Laboratory Corp. of America Holdings (a)	229,958	41,528,115
McKesson Corp.	110,711	15,714,319
UnitedHealth Group, Inc.	537,159	129,729,270
Wellcare Health Plans, Inc. (a)	93,050	20,626,394
		302,221,250
Health Care Technology - 0.2%
Cerner Corp. (a)	410,057	24,472,202
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	298,677	62,205,459
Pharmaceuticals - 1.7%
Bristol-Myers Squibb Co.	157,849	8,306,014
Eli Lilly & Co.	496,672	42,236,987
Johnson & Johnson	279,514	33,435,465
Merck & Co., Inc.	933,440	55,567,683
Novartis AG sponsored ADR	247,867	18,471,049
Novo Nordisk A/S Series B sponsored ADR	725,476	34,489,129
		192,506,327

TOTAL HEALTH CARE		1,043,982,267

INDUSTRIALS - 6.1%
Aerospace & Defense - 2.3%
General Dynamics Corp.	85,782	17,303,087
Lockheed Martin Corp.	68,688	21,605,124
Northrop Grumman Corp.	160,701	52,589,402
Textron, Inc.	349,832	23,291,815
The Boeing Co.	427,757	150,638,905
		265,428,333
Air Freight & Logistics - 0.4%
Expeditors International of Washington, Inc.	508,217	37,852,002
United Parcel Service, Inc. Class B	113,462	13,175,207
		51,027,209
Airlines - 0.3%
Delta Air Lines, Inc.	680,805	36,797,510
Building Products - 0.3%
Owens Corning	520,796	32,924,723
Machinery - 1.8%
Allison Transmission Holdings, Inc.	310,327	12,819,608
Caterpillar, Inc.	388,903	59,078,255
Deere & Co.	218,450	32,660,460
Illinois Tool Works, Inc.	161,250	23,171,625
Ingersoll-Rand PLC	512,074	44,826,958
Oshkosh Corp.	261,051	18,991,460
Stanley Black & Decker, Inc.	87,986	12,251,171
		203,799,537
Road & Rail - 0.4%
Kansas City Southern	40,048	4,291,143
Union Pacific Corp.	338,966	48,390,786
		52,681,929
Trading Companies & Distributors - 0.6%
United Rentals, Inc. (a)	347,149	55,394,566
Univar, Inc. (a)	512,906	13,986,947
		69,381,513

TOTAL INDUSTRIALS		712,040,754

INFORMATION TECHNOLOGY - 26.5%
Communications Equipment - 0.7%
Cisco Systems, Inc.	2,021,977	86,358,638
Internet Software & Services - 7.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	422,870	83,732,489
Alphabet, Inc.:
Class A (a)	179,926	197,918,600
Class C (a)	190,240	206,408,498
Dropbox, Inc. Class B	209,841	5,663,818
eBay, Inc. (a)	1,017,632	38,385,079
Facebook, Inc. Class A (a)	1,632,575	313,095,234
SurveyMonkey (a)(c)(d)	163,411	1,884,129
Twitter, Inc. (a)	641,900	22,273,930
VeriSign, Inc. (a)	66,226	8,638,519
		878,000,296
IT Services - 4.8%
Accenture PLC Class A	207,581	32,328,665
Amdocs Ltd.	357,226	24,098,466
Automatic Data Processing, Inc.	84,600	10,999,692
Cognizant Technology Solutions Corp. Class A	443,864	33,445,152
DXC Technology Co.	333,822	30,748,344
Fidelity National Information Services, Inc.	169,984	17,375,764
Fiserv, Inc. (a)	536,166	38,925,652
Global Payments, Inc.	418,618	46,533,577
MasterCard, Inc. Class A	436,545	82,995,935
Total System Services, Inc.	393,232	33,499,434
Visa, Inc. Class A	1,209,001	158,040,611
Worldpay, Inc. (a)	548,763	43,610,196
		552,601,488
Semiconductors & Semiconductor Equipment - 2.7%
Applied Materials, Inc.	1,122,520	57,001,566
KLA-Tencor Corp.	145,769	16,505,424
Lam Research Corp.	243,786	48,313,509
Micron Technology, Inc. (a)	495,800	28,553,122
NVIDIA Corp.	428,243	107,998,602
Qualcomm, Inc.	572,869	33,295,146
Texas Instruments, Inc.	144,855	16,210,723
		307,878,092
Software - 7.1%
Activision Blizzard, Inc.	474,124	33,620,133
Adobe Systems, Inc. (a)	470,312	117,239,375
Autodesk, Inc. (a)	362,423	46,788,809
Electronic Arts, Inc. (a)	484,640	63,444,222
Microsoft Corp.	4,252,685	420,335,385
Oracle Corp.	1,162,753	54,323,820
Salesforce.com, Inc. (a)	332,075	42,947,260
Synopsys, Inc. (a)	458,418	40,372,873
Take-Two Interactive Software, Inc. (a)	53,140	5,955,931
		825,027,808
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	1,923,654	359,473,223
NetApp, Inc.	587,344	40,127,342
Western Digital Corp.	276,903	23,124,170
		422,724,735

TOTAL INFORMATION TECHNOLOGY		3,072,591,057

MATERIALS - 1.3%
Chemicals - 0.7%
CF Industries Holdings, Inc.	628,435	25,853,816
Huntsman Corp.	124,631	3,984,453
LyondellBasell Industries NV Class A	354,509	39,747,549
Westlake Chemical Corp.	118,560	13,720,949
		83,306,767
Containers & Packaging - 0.2%
Berry Global Group, Inc. (a)	124,627	6,018,238
Owens-Illinois, Inc. (a)	748,955	13,930,563
Sealed Air Corp.	53,435	2,327,629
		22,276,430
Metals & Mining - 0.4%
Steel Dynamics, Inc.	873,084	43,156,542

TOTAL MATERIALS		148,739,739

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Extra Space Storage, Inc.	156,458	15,059,083
SBA Communications Corp. Class A (a)	172,019	27,191,043
Simon Property Group, Inc.	87,959	14,092,791
		56,342,917
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	1,088,302	13,875,851
TOTAL COMMON STOCKS
(Cost $4,043,766,081)		7,128,879,774

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (a)(c)(d)
(Cost $4,024,850)	98,859	10,617,457

Equity Funds - 37.7%
Large Growth Funds - 35.9%
Columbia Select Large Cap Growth Fund Class R5	32,403,090	614,038,550
Fidelity Growth Company Fund (e)	11,207,796	2,224,523,372
Fidelity SAI U.S. Momentum Index Fund (e)	17,505,748	228,625,066
Fidelity SAI U.S. Quality Index Fund (e)	80,720,796	1,103,453,284

TOTAL LARGE GROWTH FUNDS		4,170,640,272

Mid-Cap Growth Funds - 1.8%
Janus Henderson Enterprise Fund	1,629,272	204,815,820
TOTAL EQUITY FUNDS
(Cost $2,963,074,488)		4,375,456,092
	Principal Amount

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.69% 7/5/18
(Cost $294,530)	$295,000	294,515
	Shares

Money Market Funds - 0.5%
Fidelity Securities Lending Cash Central Fund 1.76% (f)(g)	144,298	144,312
Invesco Government & Agency Portfolio Institutional Class 1.64%(h)	61,806,351	61,806,351
TOTAL MONEY MARKET FUNDS
(Cost $61,950,663)		61,950,663
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $7,073,110,612)		11,577,198,501
NET OTHER ASSETS (LIABILITIES) - 0.2%		23,933,847
NET ASSETS - 100%		$11,601,132,348

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,501,586 or 0.1% of net assets.

 (d) Level 3 security

 (e) Affiliated Fund

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$4,024,850
SurveyMonkey	11/25/14	$2,688,111

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$81,603
Total	$81,603

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Growth Company Fund	$1,701,841,148	$120,500,943	$--	$90,500,943	$--	$402,181,281	$2,224,523,372
Fidelity SAI U.S. Momentum Index Fund	--	346,965,951	140,000,000	1,965,951	1,323,700	20,335,415	228,625,066
Fidelity SAI U.S. Quality Index Fund	988,570,199	387,725,597	406,628,819	41,392,582	19,047,292	114,739,015	1,103,453,284
Total	$2,690,411,347	$855,192,491	$546,628,819	$133,859,476	$20,370,992	$537,255,711	$3,556,601,722

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,175,929,142	$1,165,311,685	$--	$10,617,457
Consumer Staples	496,725,775	496,725,775	--	--
Energy	92,609,125	92,609,125	--	--
Financials	326,660,604	326,660,604	--	--
Health Care	1,043,982,267	1,043,982,267	--	--
Industrials	712,040,754	712,040,754	--	--
Information Technology	3,072,591,057	3,065,043,110	5,663,818	1,884,129
Materials	148,739,739	148,739,739	--	--
Real Estate	56,342,917	56,342,917	--	--
Utilities	13,875,851	13,875,851	--	--
Equity Funds	4,375,456,092	4,375,456,092	--	--
Other Short-Term Investments	294,515	--	294,515	--
Money Market Funds	61,950,663	61,950,663	--	--
Total Investments in Securities:	$11,577,198,501	$11,558,738,582	$5,958,333	$12,501,586

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value (including securities loaned of $137,393) — See accompanying schedule: Unaffiliated issuers (cost $4,795,573,262)	$8,020,452,467
Fidelity Central Funds (cost $144,312)	144,312
Other affiliated issuers (cost $2,277,393,038)	3,556,601,722
Total Investment in Securities (cost $7,073,110,612)		$11,577,198,501
Foreign currency held at value (cost $13,672)		15,014
Receivable for investments sold		15,868,894
Receivable for fund shares sold		4,712,893
Dividends receivable		10,192,008
Interest receivable		67,567
Distributions receivable from Fidelity Central Funds		21,314
Prepaid expenses		57,647
Other receivables		413,726
Total assets		11,608,547,564
Liabilities
Payable for fund shares redeemed	$4,832,474
Accrued management fee	1,087,067
Transfer agent fee payable	936,024
Other affiliated payables	112,249
Other payables and accrued expenses	303,402
Collateral on securities loaned	144,000
Total liabilities		7,415,216
Net Assets		$11,601,132,348
Net Assets consist of:
Paid in capital		$6,247,971,575
Undistributed net investment income		25,423,566
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		823,647,976
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,504,089,231
Net Assets, for 584,748,784 shares outstanding		$11,601,132,348
Net Asset Value, offering price and redemption price per share ($11,601,132,348 ÷ 584,748,784 shares)		$19.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$90,484,839
Affiliated issuers		17,634,186
Interest		1,599,724
Income from Fidelity Central Funds		81,603
Total income		109,800,352
Expenses
Management fee	$42,781,927
Transfer agent fees	11,847,362
Accounting and security lending fees	1,348,722
Custodian fees and expenses	100,841
Independent trustees' fees and expenses	144,124
Registration fees	112,100
Audit	77,970
Legal	57,620
Miscellaneous	111,652
Total expenses before reductions	56,582,318
Expense reductions	(28,924,398)
Total expenses after reductions		27,657,920
Net investment income (loss)		82,142,432
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,127,357,093
Fidelity Central Funds	(5,577)
Other affiliated issuers	20,370,992
Foreign currency transactions	(8)
Futures contracts	21,918,265
Capital gain distributions from underlying funds:
Unaffiliated issuers	60,564,041
Affiliated issuers	116,225,290
Total net realized gain (loss)		1,346,430,096
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	158,450,789
Fidelity Central Funds	387
Other affiliated issuers	537,255,711
Assets and liabilities in foreign currencies	587
Futures contracts	(4,651,364)
Total change in net unrealized appreciation (depreciation)		691,056,110
Net gain (loss)		2,037,486,206
Net increase (decrease) in net assets resulting from operations		$2,119,628,638

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$82,142,432	$95,478,042
Net realized gain (loss)	1,346,430,096	1,205,172,331
Change in net unrealized appreciation (depreciation)	691,056,110	681,903,263
Net increase (decrease) in net assets resulting from operations	2,119,628,638	1,982,553,636
Distributions to shareholders from net investment income	(83,336,854)	(93,952,653)
Distributions to shareholders from net realized gain	(835,648,765)	(947,878,670)
Total distributions	(918,985,619)	(1,041,831,323)
Share transactions
Proceeds from sales of shares	1,625,484,486	1,262,990,627
Reinvestment of distributions	915,025,337	1,038,085,983
Cost of shares redeemed	(3,104,974,374)	(3,239,442,386)
Net increase (decrease) in net assets resulting from share transactions	(564,464,551)	(938,365,776)
Total increase (decrease) in net assets	636,178,468	2,356,537
Net Assets
Beginning of period	10,964,953,880	10,962,597,343
End of period	$11,601,132,348	$10,964,953,880
Other Information
Undistributed net investment income end of period	$25,423,566	$31,676,597
Shares
Sold	86,286,096	76,190,260
Issued in reinvestment of distributions	51,303,699	64,942,406
Redeemed	(164,358,613)	(193,497,248)
Net increase (decrease)	(26,768,818)	(52,364,582)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Growth Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$17.93	$16.51	$17.60	$16.51	$14.71
Income from Investment Operations
Net investment income (loss)A	.13	.15	.13	.12	.12
Net realized and unrealized gain (loss)	3.31	2.89	(.23)	2.10	3.01
Total from investment operations	3.44	3.04	(.10)	2.22	3.13
Distributions from net investment income	(.14)	(.15)	(.12)	(.12)	(.10)
Distributions from net realized gain	(1.39)	(1.47)	(.88)	(1.01)	(1.23)
Total distributions	(1.53)	(1.62)	(.99)B	(1.13)	(1.33)
Net asset value, end of period	$19.84	$17.93	$16.51	$17.60	$16.51
Total ReturnC	20.30%	19.87%	(.62)%	13.99%	22.64%
Ratios to Average Net AssetsD,E
Expenses before reductions	.49%	.54%	.57%	.56%	.56%
Expenses net of fee waivers, if any	.24%	.28%	.32%	.31%	.31%
Expenses net of all reductions	.24%	.28%	.32%	.31%	.31%
Net investment income (loss)	.72%	.89%	.79%	.73%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$11,601,132	$10,964,954	$10,962,597	$13,134,171	$12,141,245
Portfolio turnover rateF	38%	38%	30%	40%	39%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.99 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.876 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Growth Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,569,953,367
Gross unrealized depreciation	(70,873,631)
Net unrealized appreciation (depreciation)	$4,499,079,736
Tax Cost	$7,078,118,765

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,656,107
Undistributed long-term capital gain	$828,656,930
Net unrealized appreciation (depreciation) on securities and other investments	$4,499,081,078

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$83,336,854	$ 93,952,653
Long-term Capital Gains	835,648,765	947,878,670
Total	$918,985,619	$ 1,041,831,323

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $4,257,828,138 and $5,365,237,718, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS) and FIAM LLC (an affiliate of the investment adviser) (through November 7, 2017) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC and Waddell & Reed have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .10% of average net assets.

During June 2018, the Board approved that effective July 1, 2018 transfer agent fees will not be paid by the Fund and will instead be paid by the investment adviser or an affiliate.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $44,000 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29,126 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $81,603.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $28,609,686.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $314,403 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $309.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 11% and 17% of the total outstanding shares of Fidelity SAI U.S. Momentum Index Fund and Fidelity SAI U.S. Quality Index Fund, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Growth Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Actual	.23%	$1,000.00	$1,070.30	$1.19-C
Hypothetical-D		$1,000.00	$1,023.78	$1.16-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C If fees and changes to the Fund's expense contract and/or expense cap, effective July 1, 2018, had been in effect during the current period, the restated annualized expense ratio would have been .13% and the expenses paid in the actual and hypothetical examples above would have been $.67 and $.66, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Fund voted to pay on July 9, 2018, to shareholders of record at the opening of business on July 6, 2018, a distribution of $1.487 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.046 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $1,266,013,832, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SGF-ANN-0718
1.907404.109

Strategic Advisers® Core Multi-Manager Fund Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Core Multi-Manager Fund	12.94%	11.96%	14.03%

 A From November 16, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,606	Strategic Advisers® Core Multi-Manager Fund
$25,113	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. bellwether S&P 500® index returned 14.38% for the year ending May 31, 2018, despite a resurgence of volatility in stocks that challenged the multiyear bull market. The steady growth seen throughout 2017 extended into the new year, as investors remained upbeat on hopes of continued strong economic and earnings growth. Stocks surged 5.73% in January alone. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016, and lost further ground in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. The market stabilized in April and ended the period with a solid gain in May. For the full 12 months, growth stocks handily topped value, while small-caps bested large-caps. Information technology (+28%) was the top sector, rising amid strong earnings growth from several major index constituents. Financials, riding an uptick in bond yields, and energy, boosted by higher oil prices, each added about 19%. Consumer discretionary (+17%) also stood out, largely driven by retailers (+40%). Notable laggards included the defensive consumer staples (-10%), telecommunication services (-4%) and utilities (-2%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of about 13%, trailing the benchmark S&P 500®. Underlying managers with a valuation focus in their investment approaches hindered the Fund’s relative performance amid a market environment led by growth-oriented stocks and strategies. Sub-adviser JPMorgan Investment Management was the primary relative detractor, as its emphasis on valuation factors, such as price-to-cash-flow, resulted in subpar stock picks in consumer categories and in industrials. Sub-adviser First Eagle Investment Management also weighed on the Fund’s relative results. This manager’s high-risk/high-potential-return strategy with a contrarian tilt significantly underperformed the S&P 500. A mega-cap strategy with a relative value bias run by sub-adviser FIAM℠ placed a further drag on performance versus the benchmark. On the plus side, sub-adviser AllianceBernstein’s momentum-driven strategy incorporating short-term market signals aided the Fund's relative result. The Fund ended its sub-advisory relationship with First Eagle Investment Management in May 2018, after the portfolio manager of this strategy announced his retirement.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
Microsoft Corp.	4.2
Apple, Inc.	3.4
Alphabet, Inc. Class C	3.2
Bank of America Corp.	2.4
Honeywell International, Inc.	2.4
Amazon.com, Inc.	2.2
Visa, Inc. Class A	2.1
UnitedHealth Group, Inc.	2.0
Northrop Grumman Corp.	1.7
Citigroup, Inc.	1.7
25.3

Top Five Market Sectors as of May 31, 2018

(stocks only)	% of fund's net assets
Information Technology	24.4
Financials	14.9
Health Care	12.6
Consumer Discretionary	12.1
Industrials	10.7

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	94.3%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 0.2%
Delphi Technologies PLC	2,238	$112,124
Automobiles - 0.3%
Ford Motor Co.	15,353	177,327
General Motors Co.	345	14,732
		192,059
Hotels, Restaurants & Leisure - 0.9%
Carnival Corp.	2,650	165,042
McDonald's Corp.	1,224	195,852
Starbucks Corp.	100	5,667
Yum! Brands, Inc.	1,366	111,097
		477,658
Household Durables - 0.6%
Lennar Corp. Class A	5,983	309,560
Internet & Direct Marketing Retail - 2.9%
Amazon.com, Inc. (a)	750	1,222,215
Expedia, Inc.	1,269	153,587
Netflix, Inc. (a)	320	112,512
The Booking Holdings, Inc. (a)	63	132,862
		1,621,176
Media - 3.3%
Charter Communications, Inc. Class A (a)	1,101	287,405
Comcast Corp. Class A	19,702	614,308
DISH Network Corp. Class A (a)	2,888	85,340
Liberty Media Corp. Liberty SiriusXM Series A (a)	2,156	99,715
The Walt Disney Co.	5,610	558,027
Time Warner, Inc.	510	48,022
Twenty-First Century Fox, Inc. Class A	3,947	152,157
Viacom, Inc. Class B (non-vtg.)	308	8,347
		1,853,321
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	2,718	224,480
Target Corp.	332	24,199
		248,679
Specialty Retail - 2.6%
Home Depot, Inc.	4,600	858,130
Lowe's Companies, Inc.	3,026	287,500
O'Reilly Automotive, Inc. (a)	1,060	285,575
TJX Companies, Inc.	546	49,315
		1,480,520
Textiles, Apparel & Luxury Goods - 0.9%
lululemon athletica, Inc. (a)	361	37,923
NIKE, Inc. Class B	5,277	378,889
PVH Corp.	607	97,120
		513,932

TOTAL CONSUMER DISCRETIONARY		6,809,029

CONSUMER STAPLES - 3.9%
Beverages - 1.4%
Molson Coors Brewing Co. Class B	2,553	157,392
PepsiCo, Inc.	2,956	296,339
The Coca-Cola Co.	7,997	343,871
		797,602
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	66	13,084
Walmart, Inc.	3,109	256,617
		269,701
Food Products - 0.5%
Mondelez International, Inc.	6,674	262,088
Household Products - 0.3%
Kimberly-Clark Corp.	100	10,085
Procter & Gamble Co.	1,734	126,877
Reckitt Benckiser Group PLC	506	38,731
		175,693
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	1,061	158,556
Unilever NV (NY Reg.)	255	14,221
		172,777
Tobacco - 0.9%
Altria Group, Inc.	2,723	151,780
British American Tobacco PLC sponsored ADR	1,403	71,834
Philip Morris International, Inc.	3,422	272,186
		495,800

TOTAL CONSUMER STAPLES		2,173,661

ENERGY - 7.4%
Energy Equipment & Services - 0.4%
Baker Hughes, a GE Co. Class A	1,042	36,043
Schlumberger Ltd.	2,759	189,461
		225,504
Oil, Gas & Consumable Fuels - 7.0%
Anadarko Petroleum Corp.	724	50,535
Andeavor	1,311	189,348
BP PLC sponsored ADR	2,490	114,092
Cenovus Energy, Inc.	7,100	74,910
Chevron Corp.	5,926	736,602
ConocoPhillips Co.	1,273	85,787
Diamondback Energy, Inc.	916	110,616
EOG Resources, Inc.	4,661	549,112
EQT Corp.	3,143	161,990
Exxon Mobil Corp.	6,353	516,118
Imperial Oil Ltd.	1,013	33,142
Occidental Petroleum Corp.	7,556	636,215
Parsley Energy, Inc. Class A (a)	3,780	111,434
Pioneer Natural Resources Co.	1,700	328,270
Statoil ASA sponsored ADR	1,400	36,750
Suncor Energy, Inc.	4,704	187,347
The Williams Companies, Inc.	1,641	44,077
		3,966,345

TOTAL ENERGY		4,191,849

FINANCIALS - 14.9%
Banks - 8.7%
Bank of America Corp.	47,341	1,374,783
Citigroup, Inc.	14,017	934,794
JPMorgan Chase & Co. (b)	7,596	812,848
PNC Financial Services Group, Inc.	662	94,937
SunTrust Banks, Inc.	4,488	302,985
SVB Financial Group (a)	474	147,950
U.S. Bancorp	10,650	532,394
Wells Fargo & Co.	12,583	679,356
		4,880,047
Capital Markets - 2.5%
Bank of New York Mellon Corp.	4,635	253,766
Charles Schwab Corp.	5,045	280,603
Goldman Sachs Group, Inc.	111	25,073
IntercontinentalExchange, Inc.	1,985	140,717
KKR & Co. LP	6,917	153,765
Morgan Stanley (b)	8,195	410,897
State Street Corp.	1,584	152,238
		1,417,059
Consumer Finance - 0.6%
Capital One Financial Corp.	3,612	339,528
Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc. Class B (a)	3,931	752,904
Voya Financial, Inc.	1,692	87,882
		840,786
Insurance - 1.6%
American International Group, Inc.	5,129	270,760
Hartford Financial Services Group, Inc.	3,902	204,192
Marsh & McLennan Companies, Inc.	385	30,942
MetLife, Inc.	700	32,193
Principal Financial Group, Inc.	3,539	197,476
Progressive Corp.	2,911	180,744
		916,307

TOTAL FINANCIALS		8,393,727

HEALTH CARE - 12.6%
Biotechnology - 1.5%
AbbVie, Inc.	1,145	113,286
Alexion Pharmaceuticals, Inc. (a)	496	57,600
Amgen, Inc.	664	119,268
Biogen, Inc. (a)	690	202,832
Gilead Sciences, Inc.	2,365	159,401
Intercept Pharmaceuticals, Inc. (a)	300	21,063
Regeneron Pharmaceuticals, Inc. (a)	54	16,217
Vertex Pharmaceuticals, Inc. (a)	1,156	178,024
		867,691
Health Care Equipment & Supplies - 3.4%
Abbott Laboratories	6,578	404,744
Becton, Dickinson & Co.	900	199,431
Boston Scientific Corp. (a)	18,659	567,047
Danaher Corp.	157	15,587
Medtronic PLC	6,023	519,905
Zimmer Biomet Holdings, Inc.	1,690	188,452
		1,895,166
Health Care Providers & Services - 3.5%
AmerisourceBergen Corp.	1,449	119,021
Anthem, Inc.	247	54,691
Cardinal Health, Inc.	452	23,545
Cigna Corp.	1,247	211,204
CVS Health Corp.	1,529	96,923
Humana, Inc.	964	280,505
McKesson Corp.	523	74,235
UnitedHealth Group, Inc.	4,646	1,122,055
		1,982,179
Pharmaceuticals - 4.2%
Allergan PLC	193	29,104
AstraZeneca PLC sponsored ADR	840	31,105
Bayer AG	313	37,358
Bristol-Myers Squibb Co.	1,760	92,611
Eli Lilly & Co.	2,972	252,739
GlaxoSmithKline PLC sponsored ADR	3,145	127,435
Johnson & Johnson	6,223	744,395
Merck & Co., Inc.	3,896	231,929
Novartis AG sponsored ADR	133	9,911
Pfizer, Inc.	13,681	491,558
Sanofi SA	267	20,467
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,423	30,595
Zoetis, Inc. Class A	3,113	260,558
		2,359,765

TOTAL HEALTH CARE		7,104,801

INDUSTRIALS - 10.7%
Aerospace & Defense - 3.3%
General Dynamics Corp.	1,253	252,743
Northrop Grumman Corp.	2,991	978,805
The Boeing Co.	305	107,409
United Technologies Corp.	4,008	500,279
		1,839,236
Air Freight & Logistics - 0.3%
FedEx Corp.	115	28,649
United Parcel Service, Inc. Class B	1,031	119,720
		148,369
Airlines - 0.6%
Delta Air Lines, Inc.	5,423	293,113
Southwest Airlines Co.	859	43,878
		336,991
Building Products - 0.4%
Allegion PLC	1,655	126,492
Masco Corp.	2,845	106,033
		232,525
Electrical Equipment - 0.4%
Eaton Corp. PLC	3,275	250,800
Industrial Conglomerates - 2.7%
General Electric Co.	11,392	160,399
Honeywell International, Inc.	9,074	1,342,135
		1,502,534
Machinery - 0.8%
Caterpillar, Inc.	1,309	198,850
Ingersoll-Rand PLC	258	22,585
Stanley Black & Decker, Inc.	1,685	234,619
		456,054
Road & Rail - 1.9%
CSX Corp.	531	34,329
Norfolk Southern Corp.	3,673	557,010
Union Pacific Corp.	3,516	501,944
		1,093,283
Trading Companies & Distributors - 0.3%
Fastenal Co.	3,814	203,019

TOTAL INDUSTRIALS		6,062,811

INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 0.8%
Cisco Systems, Inc. (b)	10,428	445,380
Internet Software & Services - 5.6%
Alphabet, Inc.:
Class A (a)	296	325,600
Class C (a)	1,686	1,829,293
eBay, Inc. (a)	4,419	166,685
Facebook, Inc. Class A (a)	4,084	783,230
Spotify Technology SA (a)	259	40,847
Velti PLC (a)(c)(d)	976	1
		3,145,656
IT Services - 3.7%
Accenture PLC Class A	1,460	227,380
Alliance Data Systems Corp.	630	132,817
Cognizant Technology Solutions Corp. Class A	4,353	327,999
IBM Corp.	62	8,761
MasterCard, Inc. Class A	338	64,261
PayPal Holdings, Inc. (a)	1,981	162,581
Visa, Inc. Class A	8,842	1,155,826
		2,079,625
Semiconductors & Semiconductor Equipment - 4.6%
Analog Devices, Inc.	2,813	273,367
Broadcom, Inc.	1,786	450,197
Intel Corp.	6,493	358,414
Lam Research Corp.	491	97,306
NVIDIA Corp.	1,500	378,285
Qualcomm, Inc.	6,054	351,858
Texas Instruments, Inc.	6,085	680,972
		2,590,399
Software - 6.0%
Adobe Systems, Inc. (a)	244	60,824
Microsoft Corp.	24,286	2,400,428
Oracle Corp.	7,485	349,699
Pivotal Software, Inc.	2,093	37,653
Salesforce.com, Inc. (a)	2,161	279,482
SAP SE sponsored ADR	336	37,897
Take-Two Interactive Software, Inc. (a)	1,096	122,840
Workday, Inc. Class A (a)	701	91,803
		3,380,626
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	10,386	1,940,832
Hewlett Packard Enterprise Co.	10,775	164,211
		2,105,043

TOTAL INFORMATION TECHNOLOGY		13,746,729

MATERIALS - 2.7%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	1,191	192,239
DowDuPont, Inc.	9,799	628,214
Eastman Chemical Co.	1,105	115,263
LyondellBasell Industries NV Class A	534	59,872
		995,588
Construction Materials - 0.0%
Vulcan Materials Co.	12	1,533
Containers & Packaging - 0.9%
Berry Global Group, Inc. (a)	5,910	285,394
Crown Holdings, Inc. (a)	2,326	100,809
WestRock Co.	1,993	117,348
		503,551
Metals & Mining - 0.0%
BHP Billiton Ltd. sponsored ADR	700	34,846

TOTAL MATERIALS		1,535,518

REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 2.2%
American Tower Corp.	162	22,416
AvalonBay Communities, Inc.	865	143,192
Crown Castle International Corp.	7,925	825,389
Equinix, Inc.	56	22,224
Public Storage	44	9,321
Ventas, Inc.	1,700	92,922
Vornado Realty Trust	1,992	138,862
		1,254,326
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	8,902	424,358
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	1,585	88,285

TOTAL TELECOMMUNICATION SERVICES		512,643

UTILITIES - 2.5%
Electric Utilities - 2.3%
American Electric Power Co., Inc.	1,949	132,435
Exelon Corp.	1,517	62,789
NextEra Energy, Inc.	5,373	890,897
Xcel Energy, Inc.	4,720	214,854
		1,300,975
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	2,767	94,714

TOTAL UTILITIES		1,395,689

TOTAL COMMON STOCKS
(Cost $38,386,371)		53,180,783

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(c)(d)	151	5,094
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A, 6.125%	156	9,043
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $15,040)		14,137

Equity Funds - 1.0%
Sector Funds - 1.0%
iShares NASDAQ Biotechnology Index ETF	1,658	179,810
SPDR S&P Biotech ETF	4,014	380,005
TOTAL EQUITY FUNDS
(Cost $502,606)		559,815
	Principal Amount

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.65% to 1.86% 6/7/18 to 8/9/18 (e)
(Cost $79,749)	$80,000	79,749
	Shares

Money Market Funds - 4.4%
Invesco Government & Agency Portfolio Institutional Class 1.30% (f)
(Cost $2,451,268)	2,451,268	2,451,268
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $41,435,034)		56,285,752
NET OTHER ASSETS (LIABILITIES) - 0.2%		89,971
NET ASSETS - 100%		$56,375,723

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Cisco Systems, Inc.	Chicago Board Options Exchange	3	$12,813	$48.00	6/15/18	$(2)
JPMorgan Chase & Co.	Chicago Board Options Exchange	4	42,804	120.00	6/15/18	(8)
Morgan Stanley	Chicago Board Options Exchange	2	10,028	60.00	6/15/18	(1)
TOTAL WRITTEN OPTIONS						$(11)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	11	June 2018	$1,488,025	$(21,319)	$(21,319)

The notional amount of futures purchased as a percentage of Net Assets is 2.6%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $65,645.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,095 or 0.0% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $79,749.

 (f) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	8/12/15	$6,909
Velti PLC	4/19/13	$1,464

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$6,814,123	$6,809,029	$--	$5,094
Consumer Staples	2,173,661	2,134,930	38,731	--
Energy	4,191,849	4,191,849	--	--
Financials	8,393,727	8,393,727	--	--
Health Care	7,113,844	7,046,976	66,868	--
Industrials	6,062,811	6,062,811	--	--
Information Technology	13,746,729	13,746,728	--	1
Materials	1,535,518	1,535,518	--	--
Real Estate	1,254,326	1,254,326	--	--
Telecommunication Services	512,643	512,643	--	--
Utilities	1,395,689	1,395,689	--	--
Equity Funds	559,815	559,815	--	--
Other Short-Term Investments	79,749	--	79,749	--
Money Market Funds	2,451,268	2,451,268	--	--
Total Investments in Securities:	$56,285,752	$56,095,309	$185,348	$5,095
Derivative Instruments:
Liabilities
Futures Contracts	$(21,319)	$(21,319)	$--	$--
Written Options	(11)	(11)	--	--
Total Liabilities	$(21,330)	$(21,330)	$--	$--
Total Derivative Instruments:	$(21,330)	$(21,330)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(21,319)
Written Options(b)	0	(11)
Total Equity Risk	0	(21,330)
Total Value of Derivatives	$0	$(21,330)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,435,034)		$56,285,752
Receivable for investments sold		485,568
Receivable for fund shares sold		1,727
Dividends receivable		102,064
Interest receivable		3,451
Prepaid expenses		278
Receivable from investment adviser for expense reductions		8,540
Other receivables		2,449
Total assets		56,889,829
Liabilities
Payable to custodian bank	$1,083
Payable for investments purchased	401,777
Payable for fund shares redeemed	1
Accrued management fee	27,390
Distribution and service plan fees payable	31
Payable for daily variation margin on futures contracts	10,505
Written options, at value (premium received $2,393)	11
Other affiliated payables	6,013
Other payables and accrued expenses	67,295
Total liabilities		514,106
Net Assets		$56,375,723
Net Assets consist of:
Paid in capital		$37,380,690
Undistributed net investment income		207,795
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,955,505
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,831,733
Net Assets		$56,375,723
Core Multi-Manager:
Net Asset Value, offering price and redemption price per share ($56,072,817 ÷ 4,245,349 shares)		$13.21
Class L:
Net Asset Value, offering price and redemption price per share ($152,310 ÷ 11,531 shares)		$13.21
Class N:
Net Asset Value, offering price and redemption price per share ($150,596 ÷ 11,418 shares)		$13.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$1,022,164
Interest		36,906
Total income		1,059,070
Expenses
Management fee	$358,912
Transfer agent fees	55,751
Distribution and service plan fees	361
Accounting fees and expenses	23,738
Custodian fees and expenses	83,546
Independent trustees' fees and expenses	780
Registration fees	43,736
Audit	64,061
Legal	10,239
Miscellaneous	575
Total expenses before reductions	641,699
Expense reductions	(95,124)
Total expenses after reductions		546,575
Net investment income (loss)		512,495
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,605,000
Foreign currency transactions	700
Futures contracts	347,894
Written options	6,885
Total net realized gain (loss)		6,960,479
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	383,237
Assets and liabilities in foreign currencies	(29)
Futures contracts	(59,904)
Written options	2,293
Total change in net unrealized appreciation (depreciation)		325,597
Net gain (loss)		7,286,076
Net increase (decrease) in net assets resulting from operations		$7,798,571

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$512,495	$508,107
Net realized gain (loss)	6,960,479	4,700,672
Change in net unrealized appreciation (depreciation)	325,597	3,907,295
Net increase (decrease) in net assets resulting from operations	7,798,571	9,116,074
Distributions to shareholders from net investment income	(514,306)	(471,794)
Distributions to shareholders from net realized gain	(5,077,003)	(4,835,255)
Total distributions	(5,591,309)	(5,307,049)
Share transactions - net increase (decrease)	(8,439,503)	3,335,131
Total increase (decrease) in net assets	(6,232,241)	7,144,156
Net Assets
Beginning of period	62,607,964	55,463,808
End of period	$56,375,723	$62,607,964
Other Information
Undistributed net investment income end of period	$207,795	$212,114

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Multi-Manager Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.89	$12.11	$13.07	$14.28	$13.02
Income from Investment Operations
Net investment income (loss)A	.11	.11	.10	.10	.11
Net realized and unrealized gain (loss)	1.48	1.82	(.04)	1.28	2.27
Total from investment operations	1.59	1.93	.06	1.38	2.38
Distributions from net investment income	(.12)	(.10)	(.11)	(.12)	(.11)
Distributions from net realized gain	(1.15)	(1.05)	(.91)	(2.47)	(1.02)
Total distributions	(1.27)	(1.15)	(1.02)	(2.59)	(1.12)B
Net asset value, end of period	$13.21	$12.89	$12.11	$13.07	$14.28
Total ReturnC	12.94%	17.03%	.61%	10.70%	19.49%
Ratios to Average Net AssetsD
Expenses before reductions	1.05%	1.10%	1.20%	1.14%	1.21%
Expenses net of fee waivers, if any	.90%	.90%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.90%	.97%	.97%	.97%
Net investment income (loss)	.84%	.87%	.84%	.78%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$56,073	$58,221	$52,330	$60,606	$60,938
Portfolio turnover rateE	162%	151%	143%	151%	134%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Core Multi-Manager Fund Class L

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.89	$12.11	$13.07	$14.29	$13.50
Income from Investment Operations
Net investment income (loss)B	.11	.11	.10	.10	.07
Net realized and unrealized gain (loss)	1.48	1.82	(.04)	1.27	1.19
Total from investment operations	1.59	1.93	.06	1.37	1.26
Distributions from net investment income	(.12)	(.10)	(.11)	(.12)	(.06)
Distributions from net realized gain	(1.15)	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.27)	(1.15)	(1.02)	(2.59)	(.47)
Net asset value, end of period	$13.21	$12.89	$12.11	$13.07	$14.29
Total ReturnC,D	12.94%	17.03%	.61%	10.62%	9.50%
Ratios to Average Net AssetsE
Expenses before reductions	1.05%	1.10%	1.20%	1.14%	1.19%F
Expenses net of fee waivers, if any	.90%	.90%	.97%	.97%	.97%F
Expenses net of all reductions	.90%	.90%	.97%	.97%	.97%F
Net investment income (loss)	.84%	.87%	.83%	.78%	.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$152	$135	$122	$121	$109
Portfolio turnover rateG	162%	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Core Multi-Manager Fund Class N

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.87	$12.10	$13.06	$14.27	$13.50
Income from Investment Operations
Net investment income (loss)B	.08	.08	.07	.07	.05
Net realized and unrealized gain (loss)	1.48	1.81	(.04)	1.28	1.18
Total from investment operations	1.56	1.89	.03	1.35	1.23
Distributions from net investment income	(.09)	(.07)	(.08)	(.09)	(.06)
Distributions from net realized gain	(1.15)	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.24)	(1.12)	(.99)	(2.56)	(.46)C
Net asset value, end of period	$13.19	$12.87	$12.10	$13.06	$14.27
Total ReturnD,E	12.68%	16.66%	.36%	10.43%	9.32%
Ratios to Average Net AssetsF
Expenses before reductions	1.30%	1.35%	1.45%	1.39%	1.45%G
Expenses net of fee waivers, if any	1.15%	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	.59%	.62%	.58%	.53%	.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$151	$134	$121	$121	$109
Portfolio turnover rateH	162%	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Multi-Manager, Class L, and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018 is included at the end of Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,608,669
Gross unrealized depreciation	(1,087,878)
Net unrealized appreciation (depreciation)	$14,520,791
Tax Cost	$41,764,950

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,591,839
Undistributed long-term capital gain	$2,883,692
Net unrealized appreciation (depreciation) on securities and other investments	$14,520,743

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$2,126,374	$ 1,030,553
Long-term Capital Gains	3,464,935	4,276,496
Total	$5,591,309	$ 5,307,049

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts and exchange-traded options are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$347,894	$(59,904)
Written Options	6,885	2,293
Totals	$354,779	$(57,611)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $93,326,351 and $105,652,023, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .59% of the Fund's average net assets.

Sub-Advisers. AllianceBernstein, L.P. (AB), First Eagle Investment Management, LLC (through December 1, 2017), J.P. Morgan Investment Management, Inc. and FIAM LLC (an affiliate of the investment adviser) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Geode Capital Management, LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Oppenheimer Funds, Inc., Boston Partners Global Investors, Inc., T. Rowe Price Associates, Inc. and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$361	$361

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$55,478.09
Class L	137.09
Class N	136.09
	$55,751

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commission. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $247 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $183 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2019. In addition, the investment adviser voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Multi-Manager	.90%	$89,290
Class F	.81%	3,351
Class L	.90%	223
Class N	1.15%	221

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,993 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $46.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2018	Year ended May 31, 2017
From net investment income
Core Multi-Manager	$498,296	$443,816
Class F	13,825	26,230
Class L	1,268	1,027
Class N	917	721
Total	$514,306	$471,794
From net realized gain
Core Multi-Manager	$4,896,864	$4,552,626
Class F	155,534	261,588
Class L	12,352	10,549
Class N	12,253	10,492
Total	$5,077,003	$4,835,255

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2018	Year ended May 31, 2017
Core Multi-Manager
Shares sold	72,553	141,085	$945,428	$1,713,629
Reinvestment of distributions	423,610	422,177	5,395,160	4,996,442
Shares redeemed	(768,835)	(366,148)	(10,442,050)	(4,350,140)
Net increase (decrease)	(272,672)	197,114	$(4,101,462)	$2,359,931
Class F
Shares sold	93,295	139,459	$1,215,317	$1,705,384
Reinvestment of distributions	13,570	24,215	169,359	287,818
Shares redeemed	(424,887)	(83,486)	(5,749,507)	(1,027,313)
Net increase (decrease)	(318,022)	80,188	$(4,364,831)	$965,889
Class L
Reinvestment of distributions	1,068	978	$13,620	$11,576
Shares redeemed	–	(578)	–	(6,762)
Net increase (decrease)	1,068	400	$13,620	$4,814
Class N
Reinvestment of distributions	1,033	948	$13,170	$11,213
Shares redeemed	–	(575)	–	(6,716)
Net increase (decrease)	1,033	373	$13,170	$4,497

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts), or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Core Multi-Manager	.90%
Actual		$1,000.00	$1,026.70	$4.55
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class L	.90%
Actual		$1,000.00	$1,026.70	$4.55
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,025.20	$5.81
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund
Strategic Advisers Core Multi-Manager Fund	07/09/18	07/06/18	$0.049	$1.000
Class L	07/09/18	07/06/18	$0.049	$1.000
Class N	07/09/18	07/06/18	$0.035	$1.000

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $4,650,258, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Retail	Class F	Class L	Class N
Strategic Advisers Core Multi-Manager Fund
July 2017	40%	40%	40%	43%
December 2017	41%	–%	41%	44%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Retail	Class F	Class L	Class N
Strategic Advisers Core Multi-Manager Fund
July 2017	43%	43%	43%	46%
December 2017	49%	–%	49%	52%

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 8, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in (i) the existing sub-advisory agreement with LSV Asset Management (LSV) for the fund (an Amended Sub-Advisory Agreement), which may lower the amount of fees to be paid by Strategic Advisers to LSV, on behalf of the fund by allowing for the aggregation of the fund's assets with the assets of a separately managed account for which LSV serves as model provider and (ii) an amendment to the fee schedule in the existing sub-advisory agreement with OppenheimerFunds, Inc. (Oppenheimer) for the fund (an Amended Advisory Sub-Advisory Agreement), which will lower the amount of fees to be paid by Strategic Advisers to Oppenheimer, on behalf of the fund, at all asset levels. The terms of each Amended Sub-Advisory Agreement are identical to those of the existing respective sub-advisory agreement with each sub-adviser, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each respective Amended Sub-Advisory Agreement.

In considering whether to approve each Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding LSV and Oppenheimer, including the backgrounds of their investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of the current sub-advisory agreement at its September 2017 Board meeting.

The Board considered that each Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered each sub-adviser’s representation that the respective Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund’s assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it previously received information regarding each sub-adviser's historical investment performance of its portion of fund and/or the performance of the strategy. The Board did not consider performance to be a material factor in its decision to approve each Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreements would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered that the new fee schedules with LSV and Oppenheimer will not result in any changes to the fund's total management fee or total fund expenses because Strategic Advisers has not allocated any assets of the fund to either LSV or Oppenheimer at this time. In the case of Oppenheimer, the Board considered that to the extent Strategic Advisers allocates assets of the fund to Oppenheimer in the future, the new fee schedule under the Amended Sub-Advisory Agreement would result in lower fees to be paid by Strategic Advisers to Oppenheimer, on behalf of the fund, compared to the fees that would be paid under its current sub-advisory agreement. In the case of LSV, the Board considered that to the extent Strategic Advisers allocates assets of the fund to LSV in the future, the new fee schedule under the Amended Sub-Advisory Agreement may result in lower fees to be paid by Strategic Advisers to LSV, on behalf of the fund, compared to the fees that would be paid under its current sub-advisory agreement. The Board also considered that each Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' expense reimbursement arrangements for each class of the fund.

Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve each Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreements at its September Board meeting.

Possible Economies of Scale.  The Board considered that each Amended Sub-Advisory Agreement, like the current sub-advisory agreement, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to LSV and Oppenheimer as assets allocated to each sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2017 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Amended Sub-Advisory Agreement’s fee structure continues to bear a reasonable relationship to the services rendered to the fund and that each Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMC-ANN-0718
1.931538.106

Strategic Advisers® Core Multi-Manager Fund Class L and Class N Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Class L	12.94%	11.96%	14.03%
Class N	12.68%	11.70%	13.83%

 A From November 16, 2011

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund - Class L on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$23,605	Strategic Advisers® Core Multi-Manager Fund - Class L
$25,113	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. bellwether S&P 500® index returned 14.38% for the year ending May 31, 2018, despite a resurgence of volatility in stocks that challenged the multiyear bull market. The steady growth seen throughout 2017 extended into the new year, as investors remained upbeat on hopes of continued strong economic and earnings growth. Stocks surged 5.73% in January alone. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016, and lost further ground in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. The market stabilized in April and ended the period with a solid gain in May. For the full 12 months, growth stocks handily topped value, while small-caps bested large-caps. Information technology (+28%) was the top sector, rising amid strong earnings growth from several major index constituents. Financials, riding an uptick in bond yields, and energy, boosted by higher oil prices, each added about 19%. Consumer discretionary (+17%) also stood out, largely driven by retailers (+40%). Notable laggards included the defensive consumer staples (-10%), telecommunication services (-4%) and utilities (-2%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of about 13%, trailing the benchmark S&P 500®. Underlying managers with a valuation focus in their investment approaches hindered the Fund’s relative performance amid a market environment led by growth-oriented stocks and strategies. Sub-adviser JPMorgan Investment Management was the primary relative detractor, as its emphasis on valuation factors, such as price-to-cash-flow, resulted in subpar stock picks in consumer categories and in industrials. Sub-adviser First Eagle Investment Management also weighed on the Fund’s relative results. This manager’s high-risk/high-potential-return strategy with a contrarian tilt significantly underperformed the S&P 500. A mega-cap strategy with a relative value bias run by sub-adviser FIAM℠ placed a further drag on performance versus the benchmark. On the plus side, sub-adviser AllianceBernstein’s momentum-driven strategy incorporating short-term market signals aided the Fund's relative result. The Fund ended its sub-advisory relationship with First Eagle Investment Management in May 2018, after the portfolio manager of this strategy announced his retirement.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
Microsoft Corp.	4.2
Apple, Inc.	3.4
Alphabet, Inc. Class C	3.2
Bank of America Corp.	2.4
Honeywell International, Inc.	2.4
Amazon.com, Inc.	2.2
Visa, Inc. Class A	2.1
UnitedHealth Group, Inc.	2.0
Northrop Grumman Corp.	1.7
Citigroup, Inc.	1.7
25.3

Top Five Market Sectors as of May 31, 2018

(stocks only)	% of fund's net assets
Information Technology	24.4
Financials	14.9
Health Care	12.6
Consumer Discretionary	12.1
Industrials	10.7

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	94.3%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 0.2%
Delphi Technologies PLC	2,238	$112,124
Automobiles - 0.3%
Ford Motor Co.	15,353	177,327
General Motors Co.	345	14,732
		192,059
Hotels, Restaurants & Leisure - 0.9%
Carnival Corp.	2,650	165,042
McDonald's Corp.	1,224	195,852
Starbucks Corp.	100	5,667
Yum! Brands, Inc.	1,366	111,097
		477,658
Household Durables - 0.6%
Lennar Corp. Class A	5,983	309,560
Internet & Direct Marketing Retail - 2.9%
Amazon.com, Inc. (a)	750	1,222,215
Expedia, Inc.	1,269	153,587
Netflix, Inc. (a)	320	112,512
The Booking Holdings, Inc. (a)	63	132,862
		1,621,176
Media - 3.3%
Charter Communications, Inc. Class A (a)	1,101	287,405
Comcast Corp. Class A	19,702	614,308
DISH Network Corp. Class A (a)	2,888	85,340
Liberty Media Corp. Liberty SiriusXM Series A (a)	2,156	99,715
The Walt Disney Co.	5,610	558,027
Time Warner, Inc.	510	48,022
Twenty-First Century Fox, Inc. Class A	3,947	152,157
Viacom, Inc. Class B (non-vtg.)	308	8,347
		1,853,321
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	2,718	224,480
Target Corp.	332	24,199
		248,679
Specialty Retail - 2.6%
Home Depot, Inc.	4,600	858,130
Lowe's Companies, Inc.	3,026	287,500
O'Reilly Automotive, Inc. (a)	1,060	285,575
TJX Companies, Inc.	546	49,315
		1,480,520
Textiles, Apparel & Luxury Goods - 0.9%
lululemon athletica, Inc. (a)	361	37,923
NIKE, Inc. Class B	5,277	378,889
PVH Corp.	607	97,120
		513,932

TOTAL CONSUMER DISCRETIONARY		6,809,029

CONSUMER STAPLES - 3.9%
Beverages - 1.4%
Molson Coors Brewing Co. Class B	2,553	157,392
PepsiCo, Inc.	2,956	296,339
The Coca-Cola Co.	7,997	343,871
		797,602
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	66	13,084
Walmart, Inc.	3,109	256,617
		269,701
Food Products - 0.5%
Mondelez International, Inc.	6,674	262,088
Household Products - 0.3%
Kimberly-Clark Corp.	100	10,085
Procter & Gamble Co.	1,734	126,877
Reckitt Benckiser Group PLC	506	38,731
		175,693
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	1,061	158,556
Unilever NV (NY Reg.)	255	14,221
		172,777
Tobacco - 0.9%
Altria Group, Inc.	2,723	151,780
British American Tobacco PLC sponsored ADR	1,403	71,834
Philip Morris International, Inc.	3,422	272,186
		495,800

TOTAL CONSUMER STAPLES		2,173,661

ENERGY - 7.4%
Energy Equipment & Services - 0.4%
Baker Hughes, a GE Co. Class A	1,042	36,043
Schlumberger Ltd.	2,759	189,461
		225,504
Oil, Gas & Consumable Fuels - 7.0%
Anadarko Petroleum Corp.	724	50,535
Andeavor	1,311	189,348
BP PLC sponsored ADR	2,490	114,092
Cenovus Energy, Inc.	7,100	74,910
Chevron Corp.	5,926	736,602
ConocoPhillips Co.	1,273	85,787
Diamondback Energy, Inc.	916	110,616
EOG Resources, Inc.	4,661	549,112
EQT Corp.	3,143	161,990
Exxon Mobil Corp.	6,353	516,118
Imperial Oil Ltd.	1,013	33,142
Occidental Petroleum Corp.	7,556	636,215
Parsley Energy, Inc. Class A (a)	3,780	111,434
Pioneer Natural Resources Co.	1,700	328,270
Statoil ASA sponsored ADR	1,400	36,750
Suncor Energy, Inc.	4,704	187,347
The Williams Companies, Inc.	1,641	44,077
		3,966,345

TOTAL ENERGY		4,191,849

FINANCIALS - 14.9%
Banks - 8.7%
Bank of America Corp.	47,341	1,374,783
Citigroup, Inc.	14,017	934,794
JPMorgan Chase & Co. (b)	7,596	812,848
PNC Financial Services Group, Inc.	662	94,937
SunTrust Banks, Inc.	4,488	302,985
SVB Financial Group (a)	474	147,950
U.S. Bancorp	10,650	532,394
Wells Fargo & Co.	12,583	679,356
		4,880,047
Capital Markets - 2.5%
Bank of New York Mellon Corp.	4,635	253,766
Charles Schwab Corp.	5,045	280,603
Goldman Sachs Group, Inc.	111	25,073
IntercontinentalExchange, Inc.	1,985	140,717
KKR & Co. LP	6,917	153,765
Morgan Stanley (b)	8,195	410,897
State Street Corp.	1,584	152,238
		1,417,059
Consumer Finance - 0.6%
Capital One Financial Corp.	3,612	339,528
Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc. Class B (a)	3,931	752,904
Voya Financial, Inc.	1,692	87,882
		840,786
Insurance - 1.6%
American International Group, Inc.	5,129	270,760
Hartford Financial Services Group, Inc.	3,902	204,192
Marsh & McLennan Companies, Inc.	385	30,942
MetLife, Inc.	700	32,193
Principal Financial Group, Inc.	3,539	197,476
Progressive Corp.	2,911	180,744
		916,307

TOTAL FINANCIALS		8,393,727

HEALTH CARE - 12.6%
Biotechnology - 1.5%
AbbVie, Inc.	1,145	113,286
Alexion Pharmaceuticals, Inc. (a)	496	57,600
Amgen, Inc.	664	119,268
Biogen, Inc. (a)	690	202,832
Gilead Sciences, Inc.	2,365	159,401
Intercept Pharmaceuticals, Inc. (a)	300	21,063
Regeneron Pharmaceuticals, Inc. (a)	54	16,217
Vertex Pharmaceuticals, Inc. (a)	1,156	178,024
		867,691
Health Care Equipment & Supplies - 3.4%
Abbott Laboratories	6,578	404,744
Becton, Dickinson & Co.	900	199,431
Boston Scientific Corp. (a)	18,659	567,047
Danaher Corp.	157	15,587
Medtronic PLC	6,023	519,905
Zimmer Biomet Holdings, Inc.	1,690	188,452
		1,895,166
Health Care Providers & Services - 3.5%
AmerisourceBergen Corp.	1,449	119,021
Anthem, Inc.	247	54,691
Cardinal Health, Inc.	452	23,545
Cigna Corp.	1,247	211,204
CVS Health Corp.	1,529	96,923
Humana, Inc.	964	280,505
McKesson Corp.	523	74,235
UnitedHealth Group, Inc.	4,646	1,122,055
		1,982,179
Pharmaceuticals - 4.2%
Allergan PLC	193	29,104
AstraZeneca PLC sponsored ADR	840	31,105
Bayer AG	313	37,358
Bristol-Myers Squibb Co.	1,760	92,611
Eli Lilly & Co.	2,972	252,739
GlaxoSmithKline PLC sponsored ADR	3,145	127,435
Johnson & Johnson	6,223	744,395
Merck & Co., Inc.	3,896	231,929
Novartis AG sponsored ADR	133	9,911
Pfizer, Inc.	13,681	491,558
Sanofi SA	267	20,467
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,423	30,595
Zoetis, Inc. Class A	3,113	260,558
		2,359,765

TOTAL HEALTH CARE		7,104,801

INDUSTRIALS - 10.7%
Aerospace & Defense - 3.3%
General Dynamics Corp.	1,253	252,743
Northrop Grumman Corp.	2,991	978,805
The Boeing Co.	305	107,409
United Technologies Corp.	4,008	500,279
		1,839,236
Air Freight & Logistics - 0.3%
FedEx Corp.	115	28,649
United Parcel Service, Inc. Class B	1,031	119,720
		148,369
Airlines - 0.6%
Delta Air Lines, Inc.	5,423	293,113
Southwest Airlines Co.	859	43,878
		336,991
Building Products - 0.4%
Allegion PLC	1,655	126,492
Masco Corp.	2,845	106,033
		232,525
Electrical Equipment - 0.4%
Eaton Corp. PLC	3,275	250,800
Industrial Conglomerates - 2.7%
General Electric Co.	11,392	160,399
Honeywell International, Inc.	9,074	1,342,135
		1,502,534
Machinery - 0.8%
Caterpillar, Inc.	1,309	198,850
Ingersoll-Rand PLC	258	22,585
Stanley Black & Decker, Inc.	1,685	234,619
		456,054
Road & Rail - 1.9%
CSX Corp.	531	34,329
Norfolk Southern Corp.	3,673	557,010
Union Pacific Corp.	3,516	501,944
		1,093,283
Trading Companies & Distributors - 0.3%
Fastenal Co.	3,814	203,019

TOTAL INDUSTRIALS		6,062,811

INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 0.8%
Cisco Systems, Inc. (b)	10,428	445,380
Internet Software & Services - 5.6%
Alphabet, Inc.:
Class A (a)	296	325,600
Class C (a)	1,686	1,829,293
eBay, Inc. (a)	4,419	166,685
Facebook, Inc. Class A (a)	4,084	783,230
Spotify Technology SA (a)	259	40,847
Velti PLC (a)(c)(d)	976	1
		3,145,656
IT Services - 3.7%
Accenture PLC Class A	1,460	227,380
Alliance Data Systems Corp.	630	132,817
Cognizant Technology Solutions Corp. Class A	4,353	327,999
IBM Corp.	62	8,761
MasterCard, Inc. Class A	338	64,261
PayPal Holdings, Inc. (a)	1,981	162,581
Visa, Inc. Class A	8,842	1,155,826
		2,079,625
Semiconductors & Semiconductor Equipment - 4.6%
Analog Devices, Inc.	2,813	273,367
Broadcom, Inc.	1,786	450,197
Intel Corp.	6,493	358,414
Lam Research Corp.	491	97,306
NVIDIA Corp.	1,500	378,285
Qualcomm, Inc.	6,054	351,858
Texas Instruments, Inc.	6,085	680,972
		2,590,399
Software - 6.0%
Adobe Systems, Inc. (a)	244	60,824
Microsoft Corp.	24,286	2,400,428
Oracle Corp.	7,485	349,699
Pivotal Software, Inc.	2,093	37,653
Salesforce.com, Inc. (a)	2,161	279,482
SAP SE sponsored ADR	336	37,897
Take-Two Interactive Software, Inc. (a)	1,096	122,840
Workday, Inc. Class A (a)	701	91,803
		3,380,626
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	10,386	1,940,832
Hewlett Packard Enterprise Co.	10,775	164,211
		2,105,043

TOTAL INFORMATION TECHNOLOGY		13,746,729

MATERIALS - 2.7%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	1,191	192,239
DowDuPont, Inc.	9,799	628,214
Eastman Chemical Co.	1,105	115,263
LyondellBasell Industries NV Class A	534	59,872
		995,588
Construction Materials - 0.0%
Vulcan Materials Co.	12	1,533
Containers & Packaging - 0.9%
Berry Global Group, Inc. (a)	5,910	285,394
Crown Holdings, Inc. (a)	2,326	100,809
WestRock Co.	1,993	117,348
		503,551
Metals & Mining - 0.0%
BHP Billiton Ltd. sponsored ADR	700	34,846

TOTAL MATERIALS		1,535,518

REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 2.2%
American Tower Corp.	162	22,416
AvalonBay Communities, Inc.	865	143,192
Crown Castle International Corp.	7,925	825,389
Equinix, Inc.	56	22,224
Public Storage	44	9,321
Ventas, Inc.	1,700	92,922
Vornado Realty Trust	1,992	138,862
		1,254,326
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	8,902	424,358
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	1,585	88,285

TOTAL TELECOMMUNICATION SERVICES		512,643

UTILITIES - 2.5%
Electric Utilities - 2.3%
American Electric Power Co., Inc.	1,949	132,435
Exelon Corp.	1,517	62,789
NextEra Energy, Inc.	5,373	890,897
Xcel Energy, Inc.	4,720	214,854
		1,300,975
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	2,767	94,714

TOTAL UTILITIES		1,395,689

TOTAL COMMON STOCKS
(Cost $38,386,371)		53,180,783

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(c)(d)	151	5,094
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A, 6.125%	156	9,043
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $15,040)		14,137

Equity Funds - 1.0%
Sector Funds - 1.0%
iShares NASDAQ Biotechnology Index ETF	1,658	179,810
SPDR S&P Biotech ETF	4,014	380,005
TOTAL EQUITY FUNDS
(Cost $502,606)		559,815
	Principal Amount

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.65% to 1.86% 6/7/18 to 8/9/18 (e)
(Cost $79,749)	$80,000	79,749
	Shares

Money Market Funds - 4.4%
Invesco Government & Agency Portfolio Institutional Class 1.30% (f)
(Cost $2,451,268)	2,451,268	2,451,268
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $41,435,034)		56,285,752
NET OTHER ASSETS (LIABILITIES) - 0.2%		89,971
NET ASSETS - 100%		$56,375,723

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Cisco Systems, Inc.	Chicago Board Options Exchange	3	$12,813	$48.00	6/15/18	$(2)
JPMorgan Chase & Co.	Chicago Board Options Exchange	4	42,804	120.00	6/15/18	(8)
Morgan Stanley	Chicago Board Options Exchange	2	10,028	60.00	6/15/18	(1)
TOTAL WRITTEN OPTIONS						$(11)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	11	June 2018	$1,488,025	$(21,319)	$(21,319)

The notional amount of futures purchased as a percentage of Net Assets is 2.6%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $65,645.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,095 or 0.0% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $79,749.

 (f) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	8/12/15	$6,909
Velti PLC	4/19/13	$1,464

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$6,814,123	$6,809,029	$--	$5,094
Consumer Staples	2,173,661	2,134,930	38,731	--
Energy	4,191,849	4,191,849	--	--
Financials	8,393,727	8,393,727	--	--
Health Care	7,113,844	7,046,976	66,868	--
Industrials	6,062,811	6,062,811	--	--
Information Technology	13,746,729	13,746,728	--	1
Materials	1,535,518	1,535,518	--	--
Real Estate	1,254,326	1,254,326	--	--
Telecommunication Services	512,643	512,643	--	--
Utilities	1,395,689	1,395,689	--	--
Equity Funds	559,815	559,815	--	--
Other Short-Term Investments	79,749	--	79,749	--
Money Market Funds	2,451,268	2,451,268	--	--
Total Investments in Securities:	$56,285,752	$56,095,309	$185,348	$5,095
Derivative Instruments:
Liabilities
Futures Contracts	$(21,319)	$(21,319)	$--	$--
Written Options	(11)	(11)	--	--
Total Liabilities	$(21,330)	$(21,330)	$--	$--
Total Derivative Instruments:	$(21,330)	$(21,330)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(21,319)
Written Options(b)	0	(11)
Total Equity Risk	0	(21,330)
Total Value of Derivatives	$0	$(21,330)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,435,034)		$56,285,752
Receivable for investments sold		485,568
Receivable for fund shares sold		1,727
Dividends receivable		102,064
Interest receivable		3,451
Prepaid expenses		278
Receivable from investment adviser for expense reductions		8,540
Other receivables		2,449
Total assets		56,889,829
Liabilities
Payable to custodian bank	$1,083
Payable for investments purchased	401,777
Payable for fund shares redeemed	1
Accrued management fee	27,390
Distribution and service plan fees payable	31
Payable for daily variation margin on futures contracts	10,505
Written options, at value (premium received $2,393)	11
Other affiliated payables	6,013
Other payables and accrued expenses	67,295
Total liabilities		514,106
Net Assets		$56,375,723
Net Assets consist of:
Paid in capital		$37,380,690
Undistributed net investment income		207,795
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,955,505
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,831,733
Net Assets		$56,375,723
Core Multi-Manager:
Net Asset Value, offering price and redemption price per share ($56,072,817 ÷ 4,245,349 shares)		$13.21
Class L:
Net Asset Value, offering price and redemption price per share ($152,310 ÷ 11,531 shares)		$13.21
Class N:
Net Asset Value, offering price and redemption price per share ($150,596 ÷ 11,418 shares)		$13.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$1,022,164
Interest		36,906
Total income		1,059,070
Expenses
Management fee	$358,912
Transfer agent fees	55,751
Distribution and service plan fees	361
Accounting fees and expenses	23,738
Custodian fees and expenses	83,546
Independent trustees' fees and expenses	780
Registration fees	43,736
Audit	64,061
Legal	10,239
Miscellaneous	575
Total expenses before reductions	641,699
Expense reductions	(95,124)
Total expenses after reductions		546,575
Net investment income (loss)		512,495
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,605,000
Foreign currency transactions	700
Futures contracts	347,894
Written options	6,885
Total net realized gain (loss)		6,960,479
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	383,237
Assets and liabilities in foreign currencies	(29)
Futures contracts	(59,904)
Written options	2,293
Total change in net unrealized appreciation (depreciation)		325,597
Net gain (loss)		7,286,076
Net increase (decrease) in net assets resulting from operations		$7,798,571

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$512,495	$508,107
Net realized gain (loss)	6,960,479	4,700,672
Change in net unrealized appreciation (depreciation)	325,597	3,907,295
Net increase (decrease) in net assets resulting from operations	7,798,571	9,116,074
Distributions to shareholders from net investment income	(514,306)	(471,794)
Distributions to shareholders from net realized gain	(5,077,003)	(4,835,255)
Total distributions	(5,591,309)	(5,307,049)
Share transactions - net increase (decrease)	(8,439,503)	3,335,131
Total increase (decrease) in net assets	(6,232,241)	7,144,156
Net Assets
Beginning of period	62,607,964	55,463,808
End of period	$56,375,723	$62,607,964
Other Information
Undistributed net investment income end of period	$207,795	$212,114

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Multi-Manager Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.89	$12.11	$13.07	$14.28	$13.02
Income from Investment Operations
Net investment income (loss)A	.11	.11	.10	.10	.11
Net realized and unrealized gain (loss)	1.48	1.82	(.04)	1.28	2.27
Total from investment operations	1.59	1.93	.06	1.38	2.38
Distributions from net investment income	(.12)	(.10)	(.11)	(.12)	(.11)
Distributions from net realized gain	(1.15)	(1.05)	(.91)	(2.47)	(1.02)
Total distributions	(1.27)	(1.15)	(1.02)	(2.59)	(1.12)B
Net asset value, end of period	$13.21	$12.89	$12.11	$13.07	$14.28
Total ReturnC	12.94%	17.03%	.61%	10.70%	19.49%
Ratios to Average Net AssetsD
Expenses before reductions	1.05%	1.10%	1.20%	1.14%	1.21%
Expenses net of fee waivers, if any	.90%	.90%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.90%	.97%	.97%	.97%
Net investment income (loss)	.84%	.87%	.84%	.78%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$56,073	$58,221	$52,330	$60,606	$60,938
Portfolio turnover rateE	162%	151%	143%	151%	134%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Core Multi-Manager Fund Class L

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.89	$12.11	$13.07	$14.29	$13.50
Income from Investment Operations
Net investment income (loss)B	.11	.11	.10	.10	.07
Net realized and unrealized gain (loss)	1.48	1.82	(.04)	1.27	1.19
Total from investment operations	1.59	1.93	.06	1.37	1.26
Distributions from net investment income	(.12)	(.10)	(.11)	(.12)	(.06)
Distributions from net realized gain	(1.15)	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.27)	(1.15)	(1.02)	(2.59)	(.47)
Net asset value, end of period	$13.21	$12.89	$12.11	$13.07	$14.29
Total ReturnC,D	12.94%	17.03%	.61%	10.62%	9.50%
Ratios to Average Net AssetsE
Expenses before reductions	1.05%	1.10%	1.20%	1.14%	1.19%F
Expenses net of fee waivers, if any	.90%	.90%	.97%	.97%	.97%F
Expenses net of all reductions	.90%	.90%	.97%	.97%	.97%F
Net investment income (loss)	.84%	.87%	.83%	.78%	.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$152	$135	$122	$121	$109
Portfolio turnover rateG	162%	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Core Multi-Manager Fund Class N

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$12.87	$12.10	$13.06	$14.27	$13.50
Income from Investment Operations
Net investment income (loss)B	.08	.08	.07	.07	.05
Net realized and unrealized gain (loss)	1.48	1.81	(.04)	1.28	1.18
Total from investment operations	1.56	1.89	.03	1.35	1.23
Distributions from net investment income	(.09)	(.07)	(.08)	(.09)	(.06)
Distributions from net realized gain	(1.15)	(1.05)	(.91)	(2.47)	(.41)
Total distributions	(1.24)	(1.12)	(.99)	(2.56)	(.46)C
Net asset value, end of period	$13.19	$12.87	$12.10	$13.06	$14.27
Total ReturnD,E	12.68%	16.66%	.36%	10.43%	9.32%
Ratios to Average Net AssetsF
Expenses before reductions	1.30%	1.35%	1.45%	1.39%	1.45%G
Expenses net of fee waivers, if any	1.15%	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	.59%	.62%	.58%	.53%	.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$151	$134	$121	$121	$109
Portfolio turnover rateH	162%	151%	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Multi-Manager, Class L, and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018 is included at the end of Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,608,669
Gross unrealized depreciation	(1,087,878)
Net unrealized appreciation (depreciation)	$14,520,791
Tax Cost	$41,764,950

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,591,839
Undistributed long-term capital gain	$2,883,692
Net unrealized appreciation (depreciation) on securities and other investments	$14,520,743

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$2,126,374	$ 1,030,553
Long-term Capital Gains	3,464,935	4,276,496
Total	$5,591,309	$ 5,307,049

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts and exchange-traded options are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$347,894	$(59,904)
Written Options	6,885	2,293
Totals	$354,779	$(57,611)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $93,326,351 and $105,652,023, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .59% of the Fund's average net assets.

Sub-Advisers. AllianceBernstein, L.P. (AB), First Eagle Investment Management, LLC (through December 1, 2017), J.P. Morgan Investment Management, Inc. and FIAM LLC (an affiliate of the investment adviser) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Geode Capital Management, LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Oppenheimer Funds, Inc., Boston Partners Global Investors, Inc., T. Rowe Price Associates, Inc. and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$361	$361

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$55,478.09
Class L	137.09
Class N	136.09
	$55,751

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commission. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $247 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $183 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2019. In addition, the investment adviser voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Multi-Manager	.90%	$89,290
Class F	.81%	3,351
Class L	.90%	223
Class N	1.15%	221

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,993 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $46.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2018	Year ended May 31, 2017
From net investment income
Core Multi-Manager	$498,296	$443,816
Class F	13,825	26,230
Class L	1,268	1,027
Class N	917	721
Total	$514,306	$471,794
From net realized gain
Core Multi-Manager	$4,896,864	$4,552,626
Class F	155,534	261,588
Class L	12,352	10,549
Class N	12,253	10,492
Total	$5,077,003	$4,835,255

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2018	Year ended May 31, 2017
Core Multi-Manager
Shares sold	72,553	141,085	$945,428	$1,713,629
Reinvestment of distributions	423,610	422,177	5,395,160	4,996,442
Shares redeemed	(768,835)	(366,148)	(10,442,050)	(4,350,140)
Net increase (decrease)	(272,672)	197,114	$(4,101,462)	$2,359,931
Class F
Shares sold	93,295	139,459	$1,215,317	$1,705,384
Reinvestment of distributions	13,570	24,215	169,359	287,818
Shares redeemed	(424,887)	(83,486)	(5,749,507)	(1,027,313)
Net increase (decrease)	(318,022)	80,188	$(4,364,831)	$965,889
Class L
Reinvestment of distributions	1,068	978	$13,620	$11,576
Shares redeemed	–	(578)	–	(6,762)
Net increase (decrease)	1,068	400	$13,620	$4,814
Class N
Reinvestment of distributions	1,033	948	$13,170	$11,213
Shares redeemed	–	(575)	–	(6,716)
Net increase (decrease)	1,033	373	$13,170	$4,497

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Core Multi-Manager	.90%
Actual		$1,000.00	$1,026.70	$4.55
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class L	.90%
Actual		$1,000.00	$1,026.70	$4.55
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,025.20	$5.81
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund
Strategic Advisers Core Multi-Manager Fund	07/09/18	07/06/18	$0.049	$1.000
Class L	07/09/18	07/06/18	$0.049	$1.000
Class N	07/09/18	07/06/18	$0.035	$1.000

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $4,650,258, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Retail	Class F	Class L	Class N
Strategic Advisers Core Multi-Manager Fund
July 2017	40%	40%	40%	43%
December 2017	41%	–%	41%	44%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Retail	Class F	Class L	Class N
Strategic Advisers Core Multi-Manager Fund
July 2017	43%	43%	43%	46%
December 2017	49%	–%	49%	52%

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 8, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in (i) the existing sub-advisory agreement with LSV Asset Management (LSV) for the fund (an Amended Sub-Advisory Agreement), which may lower the amount of fees to be paid by Strategic Advisers to LSV, on behalf of the fund by allowing for the aggregation of the fund's assets with the assets of a separately managed account for which LSV serves as model provider and (ii) an amendment to the fee schedule in the existing sub-advisory agreement with OppenheimerFunds, Inc. (Oppenheimer) for the fund (an Amended Advisory Sub-Advisory Agreement), which will lower the amount of fees to be paid by Strategic Advisers to Oppenheimer, on behalf of the fund, at all asset levels. The terms of each Amended Sub-Advisory Agreement are identical to those of the existing respective sub-advisory agreement with each sub-adviser, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each respective Amended Sub-Advisory Agreement.

In considering whether to approve each Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding LSV and Oppenheimer, including the backgrounds of their investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of the current sub-advisory agreement at its September 2017 Board meeting.

The Board considered that each Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered each sub-adviser's representation that the respective Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it previously received information regarding each sub-adviser's historical investment performance of its portion of fund and/or the performance of the strategy. The Board did not consider performance to be a material factor in its decision to approve each Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreements would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered that the new fee schedules with LSV and Oppenheimer will not result in any changes to the fund's total management fee or total fund expenses because Strategic Advisers has not allocated any assets of the fund to either LSV or Oppenheimer at this time. In the case of Oppenheimer, the Board considered that to the extent Strategic Advisers allocates assets of the fund to Oppenheimer in the future, the new fee schedule under the Amended Sub-Advisory Agreement would result in lower fees to be paid by Strategic Advisers to Oppenheimer, on behalf of the fund, compared to the fees that would be paid under its current sub-advisory agreement. In the case of LSV, the Board considered that to the extent Strategic Advisers allocates assets of the fund to LSV in the future, the new fee schedule under the Amended Sub-Advisory Agreement may result in lower fees to be paid by Strategic Advisers to LSV, on behalf of the fund, compared to the fees that would be paid under its current sub-advisory agreement. The Board also considered that each Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' expense reimbursement arrangements for each class of the fund.

Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve each Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreements at its September Board meeting.

Possible Economies of Scale.  The Board considered that each Amended Sub-Advisory Agreement, like the current sub-advisory agreement, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to LSV and Oppenheimer as assets allocated to each sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2017 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services rendered to the fund and that each Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMC-L-MMC-N-ANN-0718
1.9585620.104

Strategic Advisers® Growth Multi-Manager Fund Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Growth Multi-Manager Fund	19.47%	14.48%	15.14%

 A From November 16, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$25,145	Strategic Advisers® Growth Multi-Manager Fund
$27,276	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. bellwether S&P 500® index returned 14.38% for the year ending May 31, 2018, despite a resurgence of volatility in stocks that challenged the multiyear bull market. The steady growth seen throughout 2017 extended into the new year, as investors remained upbeat on hopes of continued strong economic and earnings growth. Stocks surged 5.73% in January alone. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016, and lost further ground in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. The market stabilized in April and ended the period with a solid gain in May. For the full 12 months, growth stocks handily topped value, while small-caps bested large-caps. Information technology (+28%) was the top sector, rising amid strong earnings growth from several major index constituents. Financials, riding an uptick in bond yields, and energy, boosted by higher oil prices, each added about 19%. Consumer discretionary (+17%) also stood out, largely driven by retailers (+40%). Notable laggards included the defensive consumer staples (-10%), telecommunication services (-4%) and utilities (-2%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of roughly 19%, trailing the 21.02% return of the benchmark Russell 1000® Growth Index. Underlying managers employing aggressive-growth strategies delivered the best results this period. Unfortunately, the Fund did not have enough exposure to these strategies to keep pace with the benchmark. Also, managers with a valuation focus in their investment approaches hindered relative performance amid the growth-led market environment. The Blended Research Large Cap Growth strategy from sub-adviser Massachusetts Financial Services was the primary relative detractor. The value tilt inherent in the strategy’s quantitative model constrained its performance in a growth-driven environment. Sub-adviser Loomis Sayles also detracted, as its balanced approach of holding aggressive-growth stocks, as well as more defensive names in the consumer staples and health care sectors, could not keep pace this period. On the plus side, sub-adviser ClariVest Asset Management was the top relative contributor, benefiting from its momentum emphasis, as well as favorable picks in materials and in consumer sectors. Fidelity® Blue Chip Growth Fund also aided relative results. Its aggressive, all-cap growth strategy yielded strong positioning in information technology, along with solid picks in several other sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity Blue Chip Growth Fund	5.6
Amazon.com, Inc.	5.1
Fidelity SAI U.S. Quality Index Fund	5.0
Microsoft Corp.	4.7
Facebook, Inc. Class A	3.9
Apple, Inc.	3.8
Alphabet, Inc. Class C	2.5
Alphabet, Inc. Class A	2.3
Visa, Inc. Class A	2.2
The Boeing Co.	1.6
36.7

Top Five Market Sectors as of May 31, 2018

(stocks only)	% of fund's net assets
Information Technology	36.2
Consumer Discretionary	13.4
Health Care	12.1
Industrials	8.3
Consumer Staples	6.6

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	84.2%
Large Growth Funds	10.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 84.2%
	Shares	Value
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 0.5%
Lear Corp.	1,922	$380,556
Automobiles - 0.1%
Thor Industries, Inc.	815	75,469
Hotels, Restaurants & Leisure - 3.3%
Domino's Pizza, Inc.	840	211,243
Marriott International, Inc. Class A	2,546	344,627
McDonald's Corp.	2,845	455,228
Norwegian Cruise Line Holdings Ltd. (a)	416	21,773
Royal Caribbean Cruises Ltd.	766	80,415
Starbucks Corp.	13,058	739,997
Wyndham Worldwide Corp.	2,041	221,326
Yum China Holdings, Inc.	5,629	221,220
Yum! Brands, Inc.	3,389	275,627
		2,571,456
Household Durables - 0.4%
D.R. Horton, Inc.	7,193	303,617
Internet & Direct Marketing Retail - 5.7%
Amazon.com, Inc. (a)	2,396	3,904,570
Netflix, Inc. (a)	183	64,343
The Booking Holdings, Inc. (a)	200	421,784
		4,390,697
Media - 0.7%
Comcast Corp. Class A	17,733	552,915
Multiline Retail - 0.2%
Kohl's Corp.	2,830	188,903
Specialty Retail - 2.0%
Home Depot, Inc.	3,957	738,178
Michaels Companies, Inc. (a)	10,172	186,758
Ross Stores, Inc.	5,339	421,140
TJX Companies, Inc.	1,848	166,911
		1,512,987
Textiles, Apparel & Luxury Goods - 0.5%
PVH Corp.	2,295	367,200

TOTAL CONSUMER DISCRETIONARY		10,343,800

CONSUMER STAPLES - 6.6%
Beverages - 2.5%
Constellation Brands, Inc. Class A (sub. vtg.)	1,077	240,257
Monster Beverage Corp. (a)	10,359	529,966
PepsiCo, Inc.	4,402	441,301
The Coca-Cola Co.	16,160	694,880
		1,906,404
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	1,974	391,326
Walgreens Boots Alliance, Inc.	3,988	248,811
Walmart, Inc.	1,715	141,556
		781,693
Food Products - 1.7%
Archer Daniels Midland Co.	6,077	265,686
Danone SA sponsored ADR	30,585	469,633
General Mills, Inc.	4,174	176,518
Tyson Foods, Inc. Class A	5,981	403,538
		1,315,375
Household Products - 1.0%
Colgate-Palmolive Co.	5,065	319,551
Kimberly-Clark Corp.	887	89,454
Procter & Gamble Co.	5,115	374,265
		783,270
Tobacco - 0.4%
Philip Morris International, Inc.	3,195	254,130

TOTAL CONSUMER STAPLES		5,040,872

ENERGY - 1.2%
Energy Equipment & Services - 0.6%
Schlumberger Ltd.	7,083	486,390
Oil, Gas & Consumable Fuels - 0.6%
Marathon Petroleum Corp.	2,520	199,156
Valero Energy Corp.	2,135	258,762
		457,918

TOTAL ENERGY		944,308

FINANCIALS - 4.0%
Banks - 0.5%
Bank of America Corp.	9,706	281,862
Zions Bancorporation	2,155	118,116
		399,978
Capital Markets - 2.0%
Affiliated Managers Group, Inc.	878	139,830
Bank of New York Mellon Corp.	4,240	232,140
E*TRADE Financial Corp. (a)	4,280	271,138
FactSet Research Systems, Inc.	1,393	280,007
SEI Investments Co.	7,207	459,662
State Street Corp.	1,560	149,932
		1,532,709
Consumer Finance - 0.8%
American Express Co.	1,900	186,770
Discover Financial Services	3,508	259,101
Synchrony Financial	4,841	167,644
		613,515
Insurance - 0.7%
MetLife, Inc.	4,142	190,491
Progressive Corp.	2,230	138,461
Prudential Financial, Inc.	1,951	188,935
		517,887

TOTAL FINANCIALS		3,064,089

HEALTH CARE - 12.1%
Biotechnology - 3.4%
AbbVie, Inc.	3,832	379,138
Amgen, Inc.	4,864	873,672
Biogen, Inc. (a)	1,627	478,273
Celgene Corp. (a)	4,458	350,755
Regeneron Pharmaceuticals, Inc. (a)	1,458	437,867
Vertex Pharmaceuticals, Inc. (a)	546	84,084
		2,603,789
Health Care Equipment & Supplies - 2.1%
Align Technology, Inc. (a)	898	298,091
Edwards Lifesciences Corp. (a)	4,542	623,662
Medtronic PLC	1,575	135,954
The Cooper Companies, Inc.	1,085	245,546
Varian Medical Systems, Inc. (a)	2,515	296,443
		1,599,696
Health Care Providers & Services - 3.1%
Aetna, Inc.	1,684	296,603
CVS Health Corp.	1,404	89,000
Express Scripts Holding Co. (a)	588	44,576
HCA Holdings, Inc.	2,396	247,123
Humana, Inc.	336	97,769
Laboratory Corp. of America Holdings (a)	1,646	297,251
McKesson Corp.	1,058	150,173
UnitedHealth Group, Inc.	4,019	970,629
Wellcare Health Plans, Inc. (a)	890	197,286
		2,390,410
Health Care Technology - 0.4%
Cerner Corp. (a)	5,606	334,566
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	2,244	467,358
Pharmaceuticals - 2.5%
Bristol-Myers Squibb Co.	1,508	79,351
Eli Lilly & Co.	4,747	403,685
Johnson & Johnson	2,000	239,240
Merck & Co., Inc.	7,982	475,168
Novartis AG sponsored ADR	3,389	252,548
Novo Nordisk A/S Series B sponsored ADR	9,966	473,784
		1,923,776

TOTAL HEALTH CARE		9,319,595

INDUSTRIALS - 8.3%
Aerospace & Defense - 2.8%
General Dynamics Corp.	612	123,447
Lockheed Martin Corp.	657	206,653
Northrop Grumman Corp.	1,152	376,992
Textron, Inc.	3,345	222,710
The Boeing Co.	3,533	1,244,181
		2,173,983
Air Freight & Logistics - 0.9%
Expeditors International of Washington, Inc.	6,949	517,562
United Parcel Service, Inc. Class B	1,552	180,218
		697,780
Airlines - 0.4%
Delta Air Lines, Inc.	5,659	305,869
Building Products - 0.3%
Owens Corning	4,069	257,242
Machinery - 2.4%
Allison Transmission Holdings, Inc.	2,966	122,525
Caterpillar, Inc.	2,775	421,550
Deere & Co.	2,989	446,885
Illinois Tool Works, Inc.	1,541	221,442
Ingersoll-Rand PLC	4,315	377,735
Oshkosh Corp.	1,865	135,679
Stanley Black & Decker, Inc.	630	87,721
		1,813,537
Road & Rail - 0.7%
Kansas City Southern	383	41,038
Union Pacific Corp.	3,239	462,400
		503,438
Trading Companies & Distributors - 0.8%
United Rentals, Inc. (a)	2,945	469,934
Univar, Inc. (a)	4,901	133,650
		603,584

TOTAL INDUSTRIALS		6,355,433

INFORMATION TECHNOLOGY - 36.2%
Communications Equipment - 1.1%
Cisco Systems, Inc.	20,762	886,745
Internet Software & Services - 10.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	5,781	1,144,696
Alphabet, Inc.:
Class A (a)	1,642	1,806,200
Class C (a)	1,737	1,884,628
Dropbox, Inc. Class B	1,056	28,503
eBay, Inc. (a)	7,275	274,413
Facebook, Inc. Class A (a)	15,458	2,964,535
SurveyMonkey (a)(b)(c)	1,159	13,363
Twitter, Inc. (a)	4,590	159,273
VeriSign, Inc. (a)	633	82,569
		8,358,180
IT Services - 6.5%
Accenture PLC Class A	1,984	308,988
Amdocs Ltd.	2,551	172,090
Automatic Data Processing, Inc.	1,166	151,603
Cognizant Technology Solutions Corp. Class A	4,242	319,635
DXC Technology Co.	3,190	293,831
Fidelity National Information Services, Inc.	1,624	166,005
Fiserv, Inc. (a)	3,838	278,639
Global Payments, Inc.	3,610	401,288
MasterCard, Inc. Class A	3,225	613,137
Total System Services, Inc.	3,758	320,144
Visa, Inc. Class A	12,592	1,646,026
Worldpay, Inc. (a)	3,923	311,761
		4,983,147
Semiconductors & Semiconductor Equipment - 3.4%
Applied Materials, Inc.	9,506	482,715
KLA-Tencor Corp.	1,040	117,759
Lam Research Corp.	1,745	345,824
Micron Technology, Inc. (a)	3,545	204,157
NVIDIA Corp.	3,574	901,327
Qualcomm, Inc.	7,833	455,254
Texas Instruments, Inc.	1,385	154,995
		2,662,031
Software - 9.8%
Activision Blizzard, Inc.	3,390	240,385
Adobe Systems, Inc. (a)	3,951	984,905
Autodesk, Inc. (a)	4,955	639,691
Electronic Arts, Inc. (a)	3,893	509,633
Microsoft Corp.	36,907	3,647,888
Oracle Corp.	15,895	742,614
Salesforce.com, Inc. (a)	3,174	410,493
Synopsys, Inc. (a)	3,280	288,870
Take-Two Interactive Software, Inc. (a)	508	56,937
		7,521,416
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	15,724	2,938,344
NetApp, Inc.	4,205	287,286
Western Digital Corp.	2,647	221,051
		3,446,681

TOTAL INFORMATION TECHNOLOGY		27,858,200

MATERIALS - 1.5%
Chemicals - 0.9%
CF Industries Holdings, Inc.	6,006	247,087
Huntsman Corp.	1,191	38,076
LyondellBasell Industries NV Class A	2,534	284,112
Westlake Chemical Corp.	846	97,908
		667,183
Containers & Packaging - 0.2%
Berry Global Group, Inc. (a)	1,191	57,513
Owens-Illinois, Inc. (a)	5,355	99,603
Sealed Air Corp.	511	22,259
		179,375
Metals & Mining - 0.4%
Steel Dynamics, Inc.	6,246	308,740

TOTAL MATERIALS		1,155,298

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Extra Space Storage, Inc.	1,496	143,990
SBA Communications Corp. Class A (a)	1,643	259,709
Simon Property Group, Inc.	841	134,745
		538,444
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	10,401	132,613
TOTAL COMMON STOCKS
(Cost $39,702,585)		64,752,652

Equity Funds - 10.6%
Large Growth Funds - 10.6%
Fidelity Blue Chip Growth Fund (d)	44,507	4,287,812
Fidelity SAI U.S. Quality Index Fund (d)	282,596	3,863,090
TOTAL EQUITY FUNDS
(Cost $5,819,974)		8,150,902
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.8% to 1.88% 8/2/18 to 8/30/18 (e)
(Cost $129,535)	130,000	129,528
	Shares	Value

Money Market Funds - 4.8%
Invesco Government & Agency Portfolio Institutional Class 1.64%(f)
(Cost $3,741,777)	3,741,777	3,741,777
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $49,393,871)		76,774,859
NET OTHER ASSETS (LIABILITIES) - 0.2%		127,296
NET ASSETS - 100%		$76,902,155

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Growth Index Contracts (United States)	42	June 2018	$3,001,320	$(26,516)	$(26,516)

The notional amount of futures purchased as a percentage of Net Assets is 3.9%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $3,270,988.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,363 or 0.0% of net assets.

 (c) Level 3 security

 (d) Affiliated Fund

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,528.

 (f) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
SurveyMonkey	11/25/14	$19,066

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Blue Chip Growth Fund	$3,601,515	$--	$--	$167,257	$--	$686,297	$4,287,812
Fidelity SAI U.S. Quality Index Fund	3,447,674	--	--	141,581	--	415,416	3,863,090
Total	$7,049,189	$--	$--	$308,838	$--	$1,101,713	$8,150,902

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$10,343,800	$10,343,800	$--	$--
Consumer Staples	5,040,872	5,040,872	--	--
Energy	944,308	944,308	--	--
Financials	3,064,089	3,064,089	--	--
Health Care	9,319,595	9,319,595	--	--
Industrials	6,355,433	6,355,433	--	--
Information Technology	27,858,200	27,816,334	28,503	13,363
Materials	1,155,298	1,155,298	--	--
Real Estate	538,444	538,444	--	--
Utilities	132,613	132,613	--	--
Equity Funds	8,150,902	8,150,902	--	--
Other Short-Term Investments	129,528	--	129,528	--
Money Market Funds	3,741,777	3,741,777	--	--
Total Investments in Securities:	$76,774,859	$76,603,465	$158,031	$13,363
Derivative Instruments:
Liabilities
Futures Contracts	$(26,516)	$(26,516)	$--	$--
Total Liabilities	$(26,516)	$(26,516)	$--	$--
Total Derivative Instruments:	$(26,516)	$(26,516)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(26,516)
Total Equity Risk	0	(26,516)
Total Value of Derivatives	$0	$(26,516)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $43,573,897)	$68,623,957
Affiliated issuers (cost $5,819,974)	8,150,902
Total Investment in Securities (cost $49,393,871)		$76,774,859
Receivable for investments sold		112,555
Receivable for fund shares sold		11,094
Dividends receivable		98,437
Interest receivable		4,573
Prepaid expenses		374
Other receivables		1,315
Total assets		77,003,207
Liabilities
Payable for fund shares redeemed	$6,642
Accrued management fee	29,242
Transfer agent fee payable	5,253
Distribution and service plan fees payable	34
Payable for daily variation margin on futures contracts	17,010
Other affiliated payables	2,463
Audit fees payable	36,362
Other payables and accrued expenses	4,046
Total liabilities		101,052
Net Assets		$76,902,155
Net Assets consist of:
Paid in capital		$46,806,312
Undistributed net investment income		48,792
Accumulated undistributed net realized gain (loss) on investments		2,692,579
Net unrealized appreciation (depreciation) on investments		27,354,472
Net Assets		$76,902,155
Growth Multi-Manager:
Net Asset Value, offering price and redemption price per share ($76,573,234 ÷ 4,912,402 shares)		$15.59
Class L:
Net Asset Value, offering price and redemption price per share ($165,393 ÷ 10,619 shares)		$15.58
Class N:
Net Asset Value, offering price and redemption price per share ($163,528 ÷ 10,516 shares)		$15.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$733,926
Affiliated issuers		57,878
Interest		43,352
Total income		835,156
Expenses
Management fee	$335,526
Transfer agent fees	61,132
Distribution and service plan fees	381
Accounting fees and expenses	28,277
Custodian fees and expenses	10,057
Independent trustees' fees and expenses	905
Registration fees	43,806
Audit	63,861
Legal	2,047
Miscellaneous	836
Total expenses		546,828
Net investment income (loss)		288,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,666,342
Futures contracts	669,743
Capital gain distributions from underlying funds:
Affiliated issuers	250,960
Total net realized gain (loss)		4,587,045
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,911,989
Affiliated issuers	1,101,713
Futures contracts	(164,597)
Total change in net unrealized appreciation (depreciation)		7,849,105
Net gain (loss)		12,436,150
Net increase (decrease) in net assets resulting from operations		$12,724,478

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$288,328	$281,963
Net realized gain (loss)	4,587,045	5,959,385
Change in net unrealized appreciation (depreciation)	7,849,105	4,559,837
Net increase (decrease) in net assets resulting from operations	12,724,478	10,801,185
Distributions to shareholders from net investment income	(341,014)	(319,551)
Distributions to shareholders from net realized gain	(3,169,123)	(7,341,393)
Total distributions	(3,510,137)	(7,660,944)
Share transactions - net increase (decrease)	1,329,529	4,574,494
Total increase (decrease) in net assets	10,543,870	7,714,735
Net Assets
Beginning of period	66,358,285	58,643,550
End of period	$76,902,155	$66,358,285
Other Information
Undistributed net investment income end of period	$48,792	$101,429

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Growth Multi-Manager Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.73	$13.17	$14.04	$14.73	$12.70
Income from Investment Operations
Net investment income (loss)A	.06	.06	.06	.05	.08
Net realized and unrealized gain (loss)	2.53	2.21B	(.16)	1.71	2.74
Total from investment operations	2.59	2.27	(.10)	1.76	2.82
Distributions from net investment income	(.07)	(.07)	(.05)	(.06)	(.07)
Distributions from net realized gain	(.66)	(1.64)	(.72)	(2.38)	(.73)
Total distributions	(.73)	(1.71)	(.77)	(2.45)C	(.79)D
Net asset value, end of period	$15.59	$13.73	$13.17	$14.04	$14.73
Total ReturnE	19.47%	19.13%B	(.66)%	13.15%	22.94%
Ratios to Average Net AssetsF
Expenses before reductions	.75%	.80%	.82%	.84%	.83%
Expenses net of fee waivers, if any	.75%	.80%	.82%	.84%	.80%
Expenses net of all reductions	.75%	.80%	.82%	.84%	.80%
Net investment income (loss)	.40%	.46%	.46%	.39%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$76,573	$62,610	$55,948	$62,615	$65,731
Portfolio turnover rateG	30%	52%	46%	46%	51%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.07%.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

 D Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Growth Multi-Manager Fund Class L

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.72	$13.16	$14.03	$14.72	$13.96
Income from Investment Operations
Net investment income (loss)B	.06	.06	.06	.05	.05
Net realized and unrealized gain (loss)	2.53	2.21C	(.15)	1.71	1.22
Total from investment operations	2.59	2.27	(.09)	1.76	1.27
Distributions from net investment income	(.07)	(.07)	(.05)	(.07)	(.05)
Distributions from net realized gain	(.66)	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(.73)	(1.71)	(.78)D	(2.45)	(.51)
Net asset value, end of period	$15.58	$13.72	$13.16	$14.03	$14.72
Total ReturnE,F	19.49%	19.15%C	(.65)%	13.18%	9.28%
Ratios to Average Net AssetsG
Expenses before reductions	.75%	.80%	.82%	.84%	.85%H
Expenses net of fee waivers, if any	.75%	.80%	.82%	.84%	.85%H
Expenses net of all reductions	.75%	.80%	.82%	.84%	.85%H
Net investment income (loss)	.40%	.46%	.46%	.39%	.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$165	$139	$123	$124	$109
Portfolio turnover rateI	30%	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.09%.

 D Total distributions of $.78 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.722 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Growth Multi-Manager Fund Class N

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.70	$13.15	$14.01	$14.71	$13.96
Income from Investment Operations
Net investment income (loss)B	.02	.03	.03	.02	.03
Net realized and unrealized gain (loss)	2.53	2.20C	(.15)	1.70	1.23
Total from investment operations	2.55	2.23	(.12)	1.72	1.26
Distributions from net investment income	(.04)	(.04)	(.02)	(.03)	(.05)
Distributions from net realized gain	(.66)	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(.70)	(1.68)	(.74)	(2.42)D	(.51)
Net asset value, end of period	$15.55	$13.70	$13.15	$14.01	$14.71
Total ReturnE,F	19.15%	18.79%C	(.83)%	12.83%	9.17%
Ratios to Average Net AssetsG
Expenses before reductions	1.00%	1.05%	1.07%	1.09%	1.10%H
Expenses net of fee waivers, if any	1.00%	1.05%	1.07%	1.09%	1.10%H
Expenses net of all reductions	1.00%	1.05%	1.06%	1.09%	1.10%H
Net investment income (loss)	.15%	.21%	.21%	.14%	.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$164	$137	$122	$123	$109
Portfolio turnover rateI	30%	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 18.73%.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Growth Multi-Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,095,915
Gross unrealized depreciation	(780,327)
Net unrealized appreciation (depreciation)	$27,315,588
Tax Cost	$49,459,271

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$299,709
Undistributed long-term capital gain	$2,481,862
Net unrealized appreciation (depreciation) on securities and other investments	$27,315,588

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$403,002	$ 516,495
Long-term Capital Gains	3,107,135	7,144,449
Total	$3,510,137	$ 7,660,944

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $20,739,164 and $22,339,290, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .46% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P. and Massachusetts Financial Services Company (MFS) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC and Waddell & Reed have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$381	$381

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$60,879.09
Class L	127.08
Class N	126.08
	$61,132

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $42 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $196 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2018	Year ended May 31, 2017
From net investment income
Growth Multi-Manager	$333,149	$301,715
Class F	6,749	16,794
Class L	739	671
Class N	377	371
Total	$341,014	$319,551
From net realized gain
Growth Multi-Manager	$3,077,441	$6,978,535
Class F	78,239	332,358
Class L	6,748	15,293
Class N	6,695	15,207
Total	$3,169,123	$7,341,393

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2018	Year ended May 31, 2017
Growth Multi-Manager
Shares sold	298,280	85,500	$4,480,988	$1,104,425
Reinvestment of distributions	239,972	587,340	3,410,590	7,280,250
Shares redeemed	(184,489)	(361,805)	(2,779,444)	(4,658,114)
Net increase (decrease)	353,763	311,035	$5,112,134	$3,726,561
Class F
Shares sold	69,702	110,246	$993,972	$1,414,746
Reinvestment of distributions	6,324	28,217	84,988	349,152
Shares redeemed	(328,909)	(71,636)	(4,876,124)	(933,819)
Net increase (decrease)	(252,883)	66,827	$(3,797,164)	$830,079
Class L
Reinvestment of distributions	527	1,289	7,487	15,964
Shares redeemed	–	(534)	–	(6,870)
Net increase (decrease)	527	755	$7,487	$9,094
Class N
Reinvestment of distributions	499	1,258	7,072	15,578
Shares redeemed	–	(531)	–	(6,818)
Net increase (decrease)	499	727	$7,072	$8,760

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 91% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Growth Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Growth Multi-Manager	.70%
Actual		$1,000.00	$1,056.40	$3.59
Hypothetical-C		$1,000.00	$1,021.44	$3.53
Class L	.70%
Actual		$1,000.00	$1,056.40	$3.59
Hypothetical-C		$1,000.00	$1,021.44	$3.53
Class N	.95%
Actual		$1,000.00	$1,054.30	$4.87
Hypothetical-C		$1,000.00	$1,020.19	$4.78

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Growth Multi-Manager Fund
Strategic Advisers Growth Multi-Manager Fund	07/09/18	07/06/18	$0.010	$0.557
Class L	07/09/18	07/06/18	$0.011	$0.557
Class N	07/09/18	07/06/18	$0.000	$0.552

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $4,076,550, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of the dividends distributed in July and December, 2017 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of the dividends distributed in July and December, 2017 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMG-ANN-0718
1.931553.106

Strategic Advisers® Growth Multi-Manager Fund Class L and Class N Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Class L	19.49%	14.49%	15.14%
Class N	19.15%	14.22%	14.93%

 A From November 16, 2011

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class L on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$25,148	Strategic Advisers® Growth Multi-Manager Fund - Class L
$27,276	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. bellwether S&P 500® index returned 14.38% for the year ending May 31, 2018, despite a resurgence of volatility in stocks that challenged the multiyear bull market. The steady growth seen throughout 2017 extended into the new year, as investors remained upbeat on hopes of continued strong economic and earnings growth. Stocks surged 5.73% in January alone. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016, and lost further ground in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. The market stabilized in April and ended the period with a solid gain in May. For the full 12 months, growth stocks handily topped value, while small-caps bested large-caps. Information technology (+28%) was the top sector, rising amid strong earnings growth from several major index constituents. Financials, riding an uptick in bond yields, and energy, boosted by higher oil prices, each added about 19%. Consumer discretionary (+17%) also stood out, largely driven by retailers (+40%). Notable laggards included the defensive consumer staples (-10%), telecommunication services (-4%) and utilities (-2%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of roughly 19%, trailing the 21.02% return of the benchmark Russell 1000® Growth Index. Underlying managers employing aggressive-growth strategies delivered the best results this period. Unfortunately, the Fund did not have enough exposure to these strategies to keep pace with the benchmark. Also, managers with a valuation focus in their investment approaches hindered relative performance amid the growth-led market environment. The Blended Research Large Cap Growth strategy from sub-adviser Massachusetts Financial Services was the primary relative detractor. The value tilt inherent in the strategy’s quantitative model constrained its performance in a growth-driven environment. Sub-adviser Loomis Sayles also detracted, as its balanced approach of holding aggressive-growth stocks, as well as more defensive names in the consumer staples and health care sectors, could not keep pace this period. On the plus side, sub-adviser ClariVest Asset Management was the top relative contributor, benefiting from its momentum emphasis, as well as favorable picks in materials and in consumer sectors. Fidelity® Blue Chip Growth Fund also aided relative results. Its aggressive, all-cap growth strategy yielded strong positioning in information technology, along with solid picks in several other sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity Blue Chip Growth Fund	5.6
Amazon.com, Inc.	5.1
Fidelity SAI U.S. Quality Index Fund	5.0
Microsoft Corp.	4.7
Facebook, Inc. Class A	3.9
Apple, Inc.	3.8
Alphabet, Inc. Class C	2.5
Alphabet, Inc. Class A	2.3
Visa, Inc. Class A	2.2
The Boeing Co.	1.6
36.7

Top Five Market Sectors as of May 31, 2018

(stocks only)	% of fund's net assets
Information Technology	36.2
Consumer Discretionary	13.4
Health Care	12.1
Industrials	8.3
Consumer Staples	6.6

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	84.2%
Large Growth Funds	10.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 84.2%
	Shares	Value
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 0.5%
Lear Corp.	1,922	$380,556
Automobiles - 0.1%
Thor Industries, Inc.	815	75,469
Hotels, Restaurants & Leisure - 3.3%
Domino's Pizza, Inc.	840	211,243
Marriott International, Inc. Class A	2,546	344,627
McDonald's Corp.	2,845	455,228
Norwegian Cruise Line Holdings Ltd. (a)	416	21,773
Royal Caribbean Cruises Ltd.	766	80,415
Starbucks Corp.	13,058	739,997
Wyndham Worldwide Corp.	2,041	221,326
Yum China Holdings, Inc.	5,629	221,220
Yum! Brands, Inc.	3,389	275,627
		2,571,456
Household Durables - 0.4%
D.R. Horton, Inc.	7,193	303,617
Internet & Direct Marketing Retail - 5.7%
Amazon.com, Inc. (a)	2,396	3,904,570
Netflix, Inc. (a)	183	64,343
The Booking Holdings, Inc. (a)	200	421,784
		4,390,697
Media - 0.7%
Comcast Corp. Class A	17,733	552,915
Multiline Retail - 0.2%
Kohl's Corp.	2,830	188,903
Specialty Retail - 2.0%
Home Depot, Inc.	3,957	738,178
Michaels Companies, Inc. (a)	10,172	186,758
Ross Stores, Inc.	5,339	421,140
TJX Companies, Inc.	1,848	166,911
		1,512,987
Textiles, Apparel & Luxury Goods - 0.5%
PVH Corp.	2,295	367,200

TOTAL CONSUMER DISCRETIONARY		10,343,800

CONSUMER STAPLES - 6.6%
Beverages - 2.5%
Constellation Brands, Inc. Class A (sub. vtg.)	1,077	240,257
Monster Beverage Corp. (a)	10,359	529,966
PepsiCo, Inc.	4,402	441,301
The Coca-Cola Co.	16,160	694,880
		1,906,404
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	1,974	391,326
Walgreens Boots Alliance, Inc.	3,988	248,811
Walmart, Inc.	1,715	141,556
		781,693
Food Products - 1.7%
Archer Daniels Midland Co.	6,077	265,686
Danone SA sponsored ADR	30,585	469,633
General Mills, Inc.	4,174	176,518
Tyson Foods, Inc. Class A	5,981	403,538
		1,315,375
Household Products - 1.0%
Colgate-Palmolive Co.	5,065	319,551
Kimberly-Clark Corp.	887	89,454
Procter & Gamble Co.	5,115	374,265
		783,270
Tobacco - 0.4%
Philip Morris International, Inc.	3,195	254,130

TOTAL CONSUMER STAPLES		5,040,872

ENERGY - 1.2%
Energy Equipment & Services - 0.6%
Schlumberger Ltd.	7,083	486,390
Oil, Gas & Consumable Fuels - 0.6%
Marathon Petroleum Corp.	2,520	199,156
Valero Energy Corp.	2,135	258,762
		457,918

TOTAL ENERGY		944,308

FINANCIALS - 4.0%
Banks - 0.5%
Bank of America Corp.	9,706	281,862
Zions Bancorporation	2,155	118,116
		399,978
Capital Markets - 2.0%
Affiliated Managers Group, Inc.	878	139,830
Bank of New York Mellon Corp.	4,240	232,140
E*TRADE Financial Corp. (a)	4,280	271,138
FactSet Research Systems, Inc.	1,393	280,007
SEI Investments Co.	7,207	459,662
State Street Corp.	1,560	149,932
		1,532,709
Consumer Finance - 0.8%
American Express Co.	1,900	186,770
Discover Financial Services	3,508	259,101
Synchrony Financial	4,841	167,644
		613,515
Insurance - 0.7%
MetLife, Inc.	4,142	190,491
Progressive Corp.	2,230	138,461
Prudential Financial, Inc.	1,951	188,935
		517,887

TOTAL FINANCIALS		3,064,089

HEALTH CARE - 12.1%
Biotechnology - 3.4%
AbbVie, Inc.	3,832	379,138
Amgen, Inc.	4,864	873,672
Biogen, Inc. (a)	1,627	478,273
Celgene Corp. (a)	4,458	350,755
Regeneron Pharmaceuticals, Inc. (a)	1,458	437,867
Vertex Pharmaceuticals, Inc. (a)	546	84,084
		2,603,789
Health Care Equipment & Supplies - 2.1%
Align Technology, Inc. (a)	898	298,091
Edwards Lifesciences Corp. (a)	4,542	623,662
Medtronic PLC	1,575	135,954
The Cooper Companies, Inc.	1,085	245,546
Varian Medical Systems, Inc. (a)	2,515	296,443
		1,599,696
Health Care Providers & Services - 3.1%
Aetna, Inc.	1,684	296,603
CVS Health Corp.	1,404	89,000
Express Scripts Holding Co. (a)	588	44,576
HCA Holdings, Inc.	2,396	247,123
Humana, Inc.	336	97,769
Laboratory Corp. of America Holdings (a)	1,646	297,251
McKesson Corp.	1,058	150,173
UnitedHealth Group, Inc.	4,019	970,629
Wellcare Health Plans, Inc. (a)	890	197,286
		2,390,410
Health Care Technology - 0.4%
Cerner Corp. (a)	5,606	334,566
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	2,244	467,358
Pharmaceuticals - 2.5%
Bristol-Myers Squibb Co.	1,508	79,351
Eli Lilly & Co.	4,747	403,685
Johnson & Johnson	2,000	239,240
Merck & Co., Inc.	7,982	475,168
Novartis AG sponsored ADR	3,389	252,548
Novo Nordisk A/S Series B sponsored ADR	9,966	473,784
		1,923,776

TOTAL HEALTH CARE		9,319,595

INDUSTRIALS - 8.3%
Aerospace & Defense - 2.8%
General Dynamics Corp.	612	123,447
Lockheed Martin Corp.	657	206,653
Northrop Grumman Corp.	1,152	376,992
Textron, Inc.	3,345	222,710
The Boeing Co.	3,533	1,244,181
		2,173,983
Air Freight & Logistics - 0.9%
Expeditors International of Washington, Inc.	6,949	517,562
United Parcel Service, Inc. Class B	1,552	180,218
		697,780
Airlines - 0.4%
Delta Air Lines, Inc.	5,659	305,869
Building Products - 0.3%
Owens Corning	4,069	257,242
Machinery - 2.4%
Allison Transmission Holdings, Inc.	2,966	122,525
Caterpillar, Inc.	2,775	421,550
Deere & Co.	2,989	446,885
Illinois Tool Works, Inc.	1,541	221,442
Ingersoll-Rand PLC	4,315	377,735
Oshkosh Corp.	1,865	135,679
Stanley Black & Decker, Inc.	630	87,721
		1,813,537
Road & Rail - 0.7%
Kansas City Southern	383	41,038
Union Pacific Corp.	3,239	462,400
		503,438
Trading Companies & Distributors - 0.8%
United Rentals, Inc. (a)	2,945	469,934
Univar, Inc. (a)	4,901	133,650
		603,584

TOTAL INDUSTRIALS		6,355,433

INFORMATION TECHNOLOGY - 36.2%
Communications Equipment - 1.1%
Cisco Systems, Inc.	20,762	886,745
Internet Software & Services - 10.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	5,781	1,144,696
Alphabet, Inc.:
Class A (a)	1,642	1,806,200
Class C (a)	1,737	1,884,628
Dropbox, Inc. Class B	1,056	28,503
eBay, Inc. (a)	7,275	274,413
Facebook, Inc. Class A (a)	15,458	2,964,535
SurveyMonkey (a)(b)(c)	1,159	13,363
Twitter, Inc. (a)	4,590	159,273
VeriSign, Inc. (a)	633	82,569
		8,358,180
IT Services - 6.5%
Accenture PLC Class A	1,984	308,988
Amdocs Ltd.	2,551	172,090
Automatic Data Processing, Inc.	1,166	151,603
Cognizant Technology Solutions Corp. Class A	4,242	319,635
DXC Technology Co.	3,190	293,831
Fidelity National Information Services, Inc.	1,624	166,005
Fiserv, Inc. (a)	3,838	278,639
Global Payments, Inc.	3,610	401,288
MasterCard, Inc. Class A	3,225	613,137
Total System Services, Inc.	3,758	320,144
Visa, Inc. Class A	12,592	1,646,026
Worldpay, Inc. (a)	3,923	311,761
		4,983,147
Semiconductors & Semiconductor Equipment - 3.4%
Applied Materials, Inc.	9,506	482,715
KLA-Tencor Corp.	1,040	117,759
Lam Research Corp.	1,745	345,824
Micron Technology, Inc. (a)	3,545	204,157
NVIDIA Corp.	3,574	901,327
Qualcomm, Inc.	7,833	455,254
Texas Instruments, Inc.	1,385	154,995
		2,662,031
Software - 9.8%
Activision Blizzard, Inc.	3,390	240,385
Adobe Systems, Inc. (a)	3,951	984,905
Autodesk, Inc. (a)	4,955	639,691
Electronic Arts, Inc. (a)	3,893	509,633
Microsoft Corp.	36,907	3,647,888
Oracle Corp.	15,895	742,614
Salesforce.com, Inc. (a)	3,174	410,493
Synopsys, Inc. (a)	3,280	288,870
Take-Two Interactive Software, Inc. (a)	508	56,937
		7,521,416
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	15,724	2,938,344
NetApp, Inc.	4,205	287,286
Western Digital Corp.	2,647	221,051
		3,446,681

TOTAL INFORMATION TECHNOLOGY		27,858,200

MATERIALS - 1.5%
Chemicals - 0.9%
CF Industries Holdings, Inc.	6,006	247,087
Huntsman Corp.	1,191	38,076
LyondellBasell Industries NV Class A	2,534	284,112
Westlake Chemical Corp.	846	97,908
		667,183
Containers & Packaging - 0.2%
Berry Global Group, Inc. (a)	1,191	57,513
Owens-Illinois, Inc. (a)	5,355	99,603
Sealed Air Corp.	511	22,259
		179,375
Metals & Mining - 0.4%
Steel Dynamics, Inc.	6,246	308,740

TOTAL MATERIALS		1,155,298

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Extra Space Storage, Inc.	1,496	143,990
SBA Communications Corp. Class A (a)	1,643	259,709
Simon Property Group, Inc.	841	134,745
		538,444
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	10,401	132,613
TOTAL COMMON STOCKS
(Cost $39,702,585)		64,752,652

Equity Funds - 10.6%
Large Growth Funds - 10.6%
Fidelity Blue Chip Growth Fund (d)	44,507	4,287,812
Fidelity SAI U.S. Quality Index Fund (d)	282,596	3,863,090
TOTAL EQUITY FUNDS
(Cost $5,819,974)		8,150,902
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.8% to 1.88% 8/2/18 to 8/30/18 (e)
(Cost $129,535)	130,000	129,528
	Shares	Value

Money Market Funds - 4.8%
Invesco Government & Agency Portfolio Institutional Class 1.64%(f)
(Cost $3,741,777)	3,741,777	3,741,777
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $49,393,871)		76,774,859
NET OTHER ASSETS (LIABILITIES) - 0.2%		127,296
NET ASSETS - 100%		$76,902,155

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Growth Index Contracts (United States)	42	June 2018	$3,001,320	$(26,516)	$(26,516)

The notional amount of futures purchased as a percentage of Net Assets is 3.9%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $3,270,988.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,363 or 0.0% of net assets.

 (c) Level 3 security

 (d) Affiliated Fund

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,528.

 (f) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
SurveyMonkey	11/25/14	$19,066

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Blue Chip Growth Fund	$3,601,515	$--	$--	$167,257	$--	$686,297	$4,287,812
Fidelity SAI U.S. Quality Index Fund	3,447,674	--	--	141,581	--	415,416	3,863,090
Total	$7,049,189	$--	$--	$308,838	$--	$1,101,713	$8,150,902

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$10,343,800	$10,343,800	$--	$--
Consumer Staples	5,040,872	5,040,872	--	--
Energy	944,308	944,308	--	--
Financials	3,064,089	3,064,089	--	--
Health Care	9,319,595	9,319,595	--	--
Industrials	6,355,433	6,355,433	--	--
Information Technology	27,858,200	27,816,334	28,503	13,363
Materials	1,155,298	1,155,298	--	--
Real Estate	538,444	538,444	--	--
Utilities	132,613	132,613	--	--
Equity Funds	8,150,902	8,150,902	--	--
Other Short-Term Investments	129,528	--	129,528	--
Money Market Funds	3,741,777	3,741,777	--	--
Total Investments in Securities:	$76,774,859	$76,603,465	$158,031	$13,363
Derivative Instruments:
Liabilities
Futures Contracts	$(26,516)	$(26,516)	$--	$--
Total Liabilities	$(26,516)	$(26,516)	$--	$--
Total Derivative Instruments:	$(26,516)	$(26,516)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(26,516)
Total Equity Risk	0	(26,516)
Total Value of Derivatives	$0	$(26,516)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $43,573,897)	$68,623,957
Affiliated issuers (cost $5,819,974)	8,150,902
Total Investment in Securities (cost $49,393,871)		$76,774,859
Receivable for investments sold		112,555
Receivable for fund shares sold		11,094
Dividends receivable		98,437
Interest receivable		4,573
Prepaid expenses		374
Other receivables		1,315
Total assets		77,003,207
Liabilities
Payable for fund shares redeemed	$6,642
Accrued management fee	29,242
Transfer agent fee payable	5,253
Distribution and service plan fees payable	34
Payable for daily variation margin on futures contracts	17,010
Other affiliated payables	2,463
Audit fees payable	36,362
Other payables and accrued expenses	4,046
Total liabilities		101,052
Net Assets		$76,902,155
Net Assets consist of:
Paid in capital		$46,806,312
Undistributed net investment income		48,792
Accumulated undistributed net realized gain (loss) on investments		2,692,579
Net unrealized appreciation (depreciation) on investments		27,354,472
Net Assets		$76,902,155
Growth Multi-Manager:
Net Asset Value, offering price and redemption price per share ($76,573,234 ÷ 4,912,402 shares)		$15.59
Class L:
Net Asset Value, offering price and redemption price per share ($165,393 ÷ 10,619 shares)		$15.58
Class N:
Net Asset Value, offering price and redemption price per share ($163,528 ÷ 10,516 shares)		$15.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$733,926
Affiliated issuers		57,878
Interest		43,352
Total income		835,156
Expenses
Management fee	$335,526
Transfer agent fees	61,132
Distribution and service plan fees	381
Accounting fees and expenses	28,277
Custodian fees and expenses	10,057
Independent trustees' fees and expenses	905
Registration fees	43,806
Audit	63,861
Legal	2,047
Miscellaneous	836
Total expenses		546,828
Net investment income (loss)		288,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,666,342
Futures contracts	669,743
Capital gain distributions from underlying funds:
Affiliated issuers	250,960
Total net realized gain (loss)		4,587,045
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,911,989
Affiliated issuers	1,101,713
Futures contracts	(164,597)
Total change in net unrealized appreciation (depreciation)		7,849,105
Net gain (loss)		12,436,150
Net increase (decrease) in net assets resulting from operations		$12,724,478

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$288,328	$281,963
Net realized gain (loss)	4,587,045	5,959,385
Change in net unrealized appreciation (depreciation)	7,849,105	4,559,837
Net increase (decrease) in net assets resulting from operations	12,724,478	10,801,185
Distributions to shareholders from net investment income	(341,014)	(319,551)
Distributions to shareholders from net realized gain	(3,169,123)	(7,341,393)
Total distributions	(3,510,137)	(7,660,944)
Share transactions - net increase (decrease)	1,329,529	4,574,494
Total increase (decrease) in net assets	10,543,870	7,714,735
Net Assets
Beginning of period	66,358,285	58,643,550
End of period	$76,902,155	$66,358,285
Other Information
Undistributed net investment income end of period	$48,792	$101,429

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Growth Multi-Manager Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.73	$13.17	$14.04	$14.73	$12.70
Income from Investment Operations
Net investment income (loss)A	.06	.06	.06	.05	.08
Net realized and unrealized gain (loss)	2.53	2.21B	(.16)	1.71	2.74
Total from investment operations	2.59	2.27	(.10)	1.76	2.82
Distributions from net investment income	(.07)	(.07)	(.05)	(.06)	(.07)
Distributions from net realized gain	(.66)	(1.64)	(.72)	(2.38)	(.73)
Total distributions	(.73)	(1.71)	(.77)	(2.45)C	(.79)D
Net asset value, end of period	$15.59	$13.73	$13.17	$14.04	$14.73
Total ReturnE	19.47%	19.13%B	(.66)%	13.15%	22.94%
Ratios to Average Net AssetsF
Expenses before reductions	.75%	.80%	.82%	.84%	.83%
Expenses net of fee waivers, if any	.75%	.80%	.82%	.84%	.80%
Expenses net of all reductions	.75%	.80%	.82%	.84%	.80%
Net investment income (loss)	.40%	.46%	.46%	.39%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$76,573	$62,610	$55,948	$62,615	$65,731
Portfolio turnover rateG	30%	52%	46%	46%	51%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.07%.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

 D Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Growth Multi-Manager Fund Class L

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.72	$13.16	$14.03	$14.72	$13.96
Income from Investment Operations
Net investment income (loss)B	.06	.06	.06	.05	.05
Net realized and unrealized gain (loss)	2.53	2.21C	(.15)	1.71	1.22
Total from investment operations	2.59	2.27	(.09)	1.76	1.27
Distributions from net investment income	(.07)	(.07)	(.05)	(.07)	(.05)
Distributions from net realized gain	(.66)	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(.73)	(1.71)	(.78)D	(2.45)	(.51)
Net asset value, end of period	$15.58	$13.72	$13.16	$14.03	$14.72
Total ReturnE,F	19.49%	19.15%C	(.65)%	13.18%	9.28%
Ratios to Average Net AssetsG
Expenses before reductions	.75%	.80%	.82%	.84%	.85%H
Expenses net of fee waivers, if any	.75%	.80%	.82%	.84%	.85%H
Expenses net of all reductions	.75%	.80%	.82%	.84%	.85%H
Net investment income (loss)	.40%	.46%	.46%	.39%	.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$165	$139	$123	$124	$109
Portfolio turnover rateI	30%	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 19.09%.

 D Total distributions of $.78 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.722 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Growth Multi-Manager Fund Class N

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.70	$13.15	$14.01	$14.71	$13.96
Income from Investment Operations
Net investment income (loss)B	.02	.03	.03	.02	.03
Net realized and unrealized gain (loss)	2.53	2.20C	(.15)	1.70	1.23
Total from investment operations	2.55	2.23	(.12)	1.72	1.26
Distributions from net investment income	(.04)	(.04)	(.02)	(.03)	(.05)
Distributions from net realized gain	(.66)	(1.64)	(.72)	(2.38)	(.46)
Total distributions	(.70)	(1.68)	(.74)	(2.42)D	(.51)
Net asset value, end of period	$15.55	$13.70	$13.15	$14.01	$14.71
Total ReturnE,F	19.15%	18.79%C	(.83)%	12.83%	9.17%
Ratios to Average Net AssetsG
Expenses before reductions	1.00%	1.05%	1.07%	1.09%	1.10%H
Expenses net of fee waivers, if any	1.00%	1.05%	1.07%	1.09%	1.10%H
Expenses net of all reductions	1.00%	1.05%	1.06%	1.09%	1.10%H
Net investment income (loss)	.15%	.21%	.21%	.14%	.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$164	$137	$122	$123	$109
Portfolio turnover rateI	30%	52%	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 18.73%.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Growth Multi-Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,095,915
Gross unrealized depreciation	(780,327)
Net unrealized appreciation (depreciation)	$27,315,588
Tax Cost	$49,459,271

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$299,709
Undistributed long-term capital gain	$2,481,862
Net unrealized appreciation (depreciation) on securities and other investments	$27,315,588

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$403,002	$ 516,495
Long-term Capital Gains	3,107,135	7,144,449
Total	$3,510,137	$ 7,660,944

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $20,739,164 and $22,339,290, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .46% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P. and Massachusetts Financial Services Company (MFS) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC and Waddell & Reed have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$381	$381

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$60,879.09
Class L	127.08
Class N	126.08
	$61,132

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $42 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $196 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2018	Year ended May 31, 2017
From net investment income
Growth Multi-Manager	$333,149	$301,715
Class F	6,749	16,794
Class L	739	671
Class N	377	371
Total	$341,014	$319,551
From net realized gain
Growth Multi-Manager	$3,077,441	$6,978,535
Class F	78,239	332,358
Class L	6,748	15,293
Class N	6,695	15,207
Total	$3,169,123	$7,341,393

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2018	Year ended May 31, 2017
Growth Multi-Manager
Shares sold	298,280	85,500	$4,480,988	$1,104,425
Reinvestment of distributions	239,972	587,340	3,410,590	7,280,250
Shares redeemed	(184,489)	(361,805)	(2,779,444)	(4,658,114)
Net increase (decrease)	353,763	311,035	$5,112,134	$3,726,561
Class F
Shares sold	69,702	110,246	$993,972	$1,414,746
Reinvestment of distributions	6,324	28,217	84,988	349,152
Shares redeemed	(328,909)	(71,636)	(4,876,124)	(933,819)
Net increase (decrease)	(252,883)	66,827	$(3,797,164)	$830,079
Class L
Reinvestment of distributions	527	1,289	7,487	15,964
Shares redeemed	–	(534)	–	(6,870)
Net increase (decrease)	527	755	$7,487	$9,094
Class N
Reinvestment of distributions	499	1,258	7,072	15,578
Shares redeemed	–	(531)	–	(6,818)
Net increase (decrease)	499	727	$7,072	$8,760

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 91% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Growth Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Growth Multi-Manager	.70%
Actual		$1,000.00	$1,056.40	$3.59
Hypothetical-C		$1,000.00	$1,021.44	$3.53
Class L	.70%
Actual		$1,000.00	$1,056.40	$3.59
Hypothetical-C		$1,000.00	$1,021.44	$3.53
Class N	.95%
Actual		$1,000.00	$1,054.30	$4.87
Hypothetical-C		$1,000.00	$1,020.19	$4.78

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Growth Multi-Manager Fund
Strategic Advisers Growth Multi-Manager Fund	07/09/18	07/06/18	$0.010	$0.557
Class L	07/09/18	07/06/18	$0.011	$0.557
Class N	07/09/18	07/06/18	$0.000	$0.552

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $4,076,550, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of the dividends distributed in July and December, 2017 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designate 100% of the dividends distributed in July and December, 2017 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMG-L-MMG-N-ANN-0718
1.9585625.104

Strategic Advisers® Value Multi-Manager Fund Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Value Multi-Manager Fund	13.44%	10.95%	13.78%

 A From November 16, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$23,270	Strategic Advisers® Value Multi-Manager Fund
$22,964	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. bellwether S&P 500® index returned 14.38% for the year ending May 31, 2018, despite a resurgence of volatility in stocks that challenged the multiyear bull market. The steady growth seen throughout 2017 extended into the new year, as investors remained upbeat on hopes of continued strong economic and earnings growth. Stocks surged 5.73% in January alone. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016, and lost further ground in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. The market stabilized in April and ended the period with a solid gain in May. For the full 12 months, growth stocks handily topped value, while small-caps bested large-caps. Information technology (+28%) was the top sector, rising amid strong earnings growth from several major index constituents. Financials, riding an uptick in bond yields, and energy, boosted by higher oil prices, each added about 19%. Consumer discretionary (+17%) also stood out, largely driven by retailers (+40%). Notable laggards included the defensive consumer staples (-10%), telecommunication services (-4%) and utilities (-2%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of roughly 13%, handily outpacing the 8.25% return of the benchmark Russell 1000® Value Index. The Fund’s positioning enabled it to benefit from market-leading sectors that tend to be highly sensitive to economic growth, such as information technology and financials. Strong stock selection by our underlying managers also fueled relative performance. Sub-advisers LSV Asset Management and Brandywine Global Investment Management were the top relative contributors, as both managers received a sizable boost from underweighting the more defensive "bond proxy" sectors. LSV’s quantitatively driven, deep-value strategy resulted in favorable positioning in industrials, strong selection in health care and an underweighting in consumer staples. Sub-adviser Brandywine's strategy emphasizing traditional value metrics, as well as company quality, resulted in solid picks in industrials and technology, along with an underweighting in consumer staples. Sub-adviser Aristotle Capital Management provided a further boost to relative results, as its opportunistic, traditional value strategy yielded productive picks and favorable positioning in technology and industrials. There were no relative detractors this period, as the three managers in the Fund all contributed value versus the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
JPMorgan Chase & Co.	3.1
Intel Corp.	2.1
Apple, Inc.	1.9
Pfizer, Inc.	1.9
Johnson & Johnson	1.8
Amgen, Inc.	1.7
Cisco Systems, Inc.	1.6
Citigroup, Inc.	1.6
Bank of America Corp.	1.5
AbbVie, Inc.	1.4
18.6

Top Five Market Sectors as of May 31, 2018

(stocks only)	% of fund's net assets
Financials	25.0
Information Technology	15.3
Health Care	13.9
Consumer Discretionary	9.2
Energy	7.2

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	92.5%
Short-Term Investments and Net Other Assets (Liabilities)	7.5%

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 92.5%
	Shares	Value
CONSUMER DISCRETIONARY - 9.2%
Auto Components - 1.0%
Aptiv PLC	210	$20,475
BorgWarner, Inc.	1,275	62,195
Gentex Corp.	229	5,503
Lear Corp.	357	70,686
The Goodyear Tire & Rubber Co.	1,700	41,531
		200,390
Automobiles - 1.3%
Ford Motor Co.	7,353	84,927
General Motors Co.	2,982	127,331
Harley-Davidson, Inc.	900	36,972
Thor Industries, Inc.	41	3,797
		253,027
Distributors - 0.1%
Genuine Parts Co.	94	8,534
LKQ Corp. (a)	199	6,322
		14,856
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc.	400	17,492
Carnival Corp.	445	27,715
Darden Restaurants, Inc.	78	6,818
Hyatt Hotels Corp. Class A	30	2,452
Norwegian Cruise Line Holdings Ltd. (a)	178	9,317
Royal Caribbean Cruises Ltd.	178	18,686
Wyndham Worldwide Corp.	381	41,316
		123,796
Household Durables - 1.4%
D.R. Horton, Inc.	50	2,111
Garmin Ltd.	149	8,953
Lennar Corp.:
Class A	1,820	94,167
Class B	38	1,572
Mohawk Industries, Inc. (a)	62	12,650
NVR, Inc. (a)	3	8,972
PulteGroup, Inc.	247	7,472
Sony Corp. sponsored ADR	1,950	91,826
Toll Brothers, Inc.	128	5,055
Whirlpool Corp.	300	43,425
		276,203
Leisure Products - 0.0%
Brunswick Corp.	73	4,643
Media - 1.4%
Gannett Co., Inc.	600	6,342
Interpublic Group of Companies, Inc.	320	7,232
News Corp. Class A	319	4,795
Omnicom Group, Inc.	146	10,524
Tegna, Inc.	1,200	12,444
The Madison Square Garden Co. (a)	15	3,931
The Walt Disney Co.	1,226	121,950
Time Warner, Inc.	935	88,040
Viacom, Inc. Class B (non-vtg.)	900	24,390
		279,648
Multiline Retail - 1.4%
Dillard's, Inc. Class A	300	24,429
Dollar General Corp.	205	17,933
Kohl's Corp.	1,226	81,836
Macy's, Inc.	692	24,158
Nordstrom, Inc.	139	6,815
Target Corp.	1,653	120,487
		275,658
Specialty Retail - 1.9%
AutoZone, Inc. (a)	23	14,934
Best Buy Co., Inc.	1,044	71,253
CarMax, Inc. (a)	151	10,407
Foot Locker, Inc.	76	4,102
Gap, Inc.	324	9,066
Home Depot, Inc.	795	148,307
Lowe's Companies, Inc.	621	59,001
Penske Automotive Group, Inc.	800	38,520
Tractor Supply Co.	44	3,270
		358,860
Textiles, Apparel & Luxury Goods - 0.1%
Carter's, Inc.	35	3,815
Michael Kors Holdings Ltd. (a)	85	4,878
PVH Corp.	64	10,240
		18,933

TOTAL CONSUMER DISCRETIONARY		1,806,014

CONSUMER STAPLES - 5.2%
Beverages - 0.5%
The Coca-Cola Co.	2,472	106,296
Food & Staples Retailing - 2.2%
Kroger Co.	5,717	139,095
Walgreens Boots Alliance, Inc.	2,305	143,809
Walmart, Inc.	1,680	138,667
		421,571
Food Products - 2.0%
Archer Daniels Midland Co.	2,911	127,269
Bunge Ltd.	19	1,321
ConAgra Foods, Inc.	253	9,376
Ingredion, Inc.	354	39,432
Mondelez International, Inc.	2,010	78,933
Pilgrim's Pride Corp. (a)	1,743	33,971
The J.M. Smucker Co.	495	53,213
Tyson Foods, Inc. Class A	700	47,229
		390,744
Personal Products - 0.5%
Unilever NV (NY Reg.)	1,790	99,828

TOTAL CONSUMER STAPLES		1,018,439

ENERGY - 7.2%
Energy Equipment & Services - 0.6%
Halliburton Co.	1,945	96,744
Helmerich & Payne, Inc.	91	6,041
National Oilwell Varco, Inc.	317	13,130
Parker Drilling Co. (a)	2,100	924
		116,839
Oil, Gas & Consumable Fuels - 6.6%
Antero Resources Corp. (a)	204	3,898
Apache Corp.	51	2,040
Carrizo Oil & Gas, Inc. (a)	2,500	63,150
Chevron Corp.	2,183	271,347
ConocoPhillips Co.	969	65,301
Devon Energy Corp.	331	13,760
Energen Corp. (a)	81	5,495
EQT Corp.	160	8,246
Exxon Mobil Corp.	2,220	180,353
Hess Corp.	263	15,890
HollyFrontier Corp.	135	10,419
Marathon Oil Corp.	708	15,172
Marathon Petroleum Corp.	1,212	95,784
Murphy Oil Corp.	117	3,598
Newfield Exploration Co. (a)	128	3,743
PBF Energy, Inc. Class A	1,900	89,642
Phillips 66 Co.	1,493	173,920
Pioneer Natural Resources Co.	395	76,275
Valero Energy Corp.	1,550	187,860
		1,285,893

TOTAL ENERGY		1,402,732

FINANCIALS - 25.0%
Banks - 13.3%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	12,528	86,193
Bank of America Corp.	10,090	293,014
BB&T Corp.	1,549	81,323
BOK Financial Corp.	679	68,545
CIT Group, Inc.	109	5,442
Citigroup, Inc.	4,757	317,244
Citizens Financial Group, Inc.	1,806	73,775
Comerica, Inc.	123	11,598
Commerce Bancshares, Inc.	76	4,908
Cullen/Frost Bankers, Inc.	653	74,592
East West Bancorp, Inc.	1,541	107,069
Fifth Third Bancorp	2,188	66,909
Huntington Bancshares, Inc.	894	13,294
JPMorgan Chase & Co.	5,572	596,249
KeyCorp	2,784	54,121
M&T Bank Corp.	125	21,510
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	9,640	57,936
PNC Financial Services Group, Inc.	794	113,868
Prosperity Bancshares, Inc.	58	4,201
Regions Financial Corp.	5,845	106,613
SunTrust Banks, Inc.	1,590	107,341
Synovus Financial Corp.	96	5,195
U.S. Bancorp	1,377	68,836
Umpqua Holdings Corp.	142	3,343
Webster Financial Corp.	77	4,936
Wells Fargo & Co.	4,677	252,511
Western Alliance Bancorp. (a)	71	4,278
Zions Bancorporation	165	9,044
		2,613,888
Capital Markets - 3.6%
Affiliated Managers Group, Inc.	35	5,574
Ameriprise Financial, Inc.	1,417	196,439
Bank of New York Mellon Corp.	845	46,264
Brighthouse Financial, Inc.	118	5,559
E*TRADE Financial Corp. (a)	215	13,620
Goldman Sachs Group, Inc.	517	116,780
Lazard Ltd. Class A	108	5,556
Legg Mason, Inc.	1,300	48,451
Morgan Stanley	2,807	140,743
Northern Trust Corp.	161	16,506
Raymond James Financial, Inc.	101	9,753
State Street Corp.	706	67,854
T. Rowe Price Group, Inc.	189	22,948
The NASDAQ OMX Group, Inc.	108	9,921
		705,968
Consumer Finance - 2.2%
Ally Financial, Inc.	362	9,285
American Express Co.	723	71,071
Capital One Financial Corp.	2,198	206,612
Credit Acceptance Corp. (a)	12	4,236
Discover Financial Services	1,316	97,200
Navient Corp.	1,100	15,191
Santander Consumer U.S.A. Holdings, Inc.	300	5,373
Synchrony Financial	635	21,990
		430,958
Diversified Financial Services - 0.1%
Donnelley Financial Solutions, Inc. (a)	187	2,872
Jefferies Financial Group, Inc.	297	6,498
Voya Financial, Inc.	146	7,583
		16,953
Insurance - 5.3%
AFLAC, Inc.	1,650	74,349
Alleghany Corp.	13	7,417
Allstate Corp.	802	74,971
American Financial Group, Inc.	145	15,933
American International Group, Inc.	963	50,837
Aon PLC	32	4,476
Assurant, Inc.	400	37,340
Athene Holding Ltd. (a)	119	5,316
Axis Capital Holdings Ltd.	600	34,110
Chubb Ltd.	1,032	134,872
Cincinnati Financial Corp.	137	9,504
Everest Re Group Ltd.	166	37,398
FNF Group	195	7,207
Hartford Financial Services Group, Inc.	1,198	62,691
Lincoln National Corp.	1,282	84,984
Loews Corp.	274	13,390
Markel Corp. (a)	10	10,971
MetLife, Inc.	1,677	77,125
Principal Financial Group, Inc.	226	12,611
Prudential Financial, Inc.	1,052	101,876
Reinsurance Group of America, Inc.	55	8,219
RenaissanceRe Holdings Ltd.	26	3,192
The Travelers Companies, Inc.	802	103,073
Torchmark Corp.	233	19,765
Unum Group	800	31,048
W.R. Berkley Corp.	101	7,723
Willis Group Holdings PLC	50	7,558
		1,037,956
Mortgage Real Estate Investment Trusts - 0.3%
Annaly Capital Management, Inc.	5,300	55,279
Thrifts & Mortgage Finance - 0.2%
New York Community Bancorp, Inc.	407	4,717
Radian Group, Inc.	2,100	33,390
		38,107

TOTAL FINANCIALS		4,899,109

HEALTH CARE - 13.9%
Biotechnology - 4.0%
AbbVie, Inc.	2,885	285,442
Amgen, Inc.	1,814	325,831
Biogen, Inc. (a)	176	51,737
Gilead Sciences, Inc.	1,789	120,579
		783,589
Health Care Equipment & Supplies - 1.2%
Danaher Corp.	1,289	127,972
Medtronic PLC	1,280	110,490
		238,462
Health Care Providers & Services - 3.3%
Acadia Healthcare Co., Inc. (a)	1,883	75,678
Aetna, Inc.	460	81,020
AmerisourceBergen Corp.	126	10,350
Anthem, Inc.	463	102,517
Cardinal Health, Inc.	400	20,836
Cigna Corp.	203	34,382
DaVita HealthCare Partners, Inc. (a)	152	10,160
Express Scripts Holding Co. (a)	1,272	96,430
HCA Holdings, Inc.	1,092	112,629
Laboratory Corp. of America Holdings (a)	85	15,350
McKesson Corp.	457	64,867
Quest Diagnostics, Inc.	104	11,079
		635,298
Pharmaceuticals - 5.4%
Bristol-Myers Squibb Co.	1,050	55,251
Johnson & Johnson	2,910	348,094
Mallinckrodt PLC (a)	1,200	20,220
Merck & Co., Inc.	2,730	162,517
Mylan NV (a)	447	17,192
Novartis AG sponsored ADR	1,040	77,501
Perrigo Co. PLC	117	8,560
Pfizer, Inc.	10,062	361,528
		1,050,863

TOTAL HEALTH CARE		2,708,212

INDUSTRIALS - 6.7%
Aerospace & Defense - 1.6%
General Dynamics Corp.	555	111,949
Huntington Ingalls Industries, Inc.	6	1,326
Spirit AeroSystems Holdings, Inc. Class A	795	67,344
The Boeing Co.	100	35,216
Triumph Group, Inc.	700	14,840
United Technologies Corp.	628	78,387
		309,062
Air Freight & Logistics - 0.8%
FedEx Corp.	322	80,217
United Parcel Service, Inc. Class B	574	66,653
		146,870
Airlines - 1.0%
American Airlines Group, Inc.	394	17,155
Delta Air Lines, Inc.	1,589	85,885
JetBlue Airways Corp. (a)	239	4,515
Southwest Airlines Co.	490	25,029
United Continental Holdings, Inc. (a)	878	61,100
		193,684
Building Products - 0.5%
Johnson Controls International PLC	2,670	89,605
Masco Corp.	200	7,454
Owens Corning	93	5,879
		102,938
Commercial Services & Supplies - 0.2%
Deluxe Corp.	500	33,270
LSC Communications, Inc.	187	2,367
R.R. Donnelley & Sons Co.	500	3,120
		38,757
Electrical Equipment - 0.2%
Eaton Corp. PLC	367	28,105
Hubbell, Inc. Class B	37	3,985
		32,090
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	51	5,477
Honeywell International, Inc.	597	88,302
		93,779
Machinery - 1.4%
AGCO Corp.	566	35,998
Allison Transmission Holdings, Inc.	117	4,833
Cummins, Inc.	138	19,650
Dover Corp.	20	1,544
Ingersoll-Rand PLC	208	18,208
Oshkosh Corp.	1,462	106,361
PACCAR, Inc.	293	18,233
Parker Hannifin Corp.	85	14,527
Pentair PLC	120	5,237
Snap-On, Inc.	47	6,948
Trinity Industries, Inc.	1,313	45,285
		276,824
Professional Services - 0.0%
Manpower, Inc.	55	4,950
Road & Rail - 0.3%
AMERCO	16	5,167
Kansas City Southern	70	7,501
Norfolk Southern Corp.	146	22,141
Ryder System, Inc.	400	26,832
		61,641
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	1,400	29,904
United Rentals, Inc. (a)	67	10,691
		40,595

TOTAL INDUSTRIALS		1,301,190

INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 1.7%
Arris International PLC (a)	140	3,539
Cisco Systems, Inc.	7,516	321,008
Juniper Networks, Inc.	46	1,225
Motorola Solutions, Inc.	128	13,740
		339,512
Electronic Equipment & Components - 1.2%
Arrow Electronics, Inc. (a)	573	42,471
CDW Corp.	124	9,926
Corning, Inc.	2,852	77,489
Dell Technologies, Inc. (a)	278	22,423
Flextronics International Ltd. (a)	1,600	22,224
Tech Data Corp. (a)	400	34,724
Vishay Intertechnology, Inc.	1,300	27,560
		236,817
IT Services - 1.6%
Alliance Data Systems Corp.	46	9,698
DXC Technology Co.	163	15,014
IBM Corp.	1,172	165,615
PayPal Holdings, Inc. (a)	1,420	116,539
The Western Union Co.	383	7,618
		314,484
Semiconductors & Semiconductor Equipment - 4.1%
Applied Materials, Inc.	1,983	100,697
Cirrus Logic, Inc. (a)	600	22,488
Intel Corp.	7,501	414,055
KLA-Tencor Corp.	132	14,946
Lam Research Corp.	437	86,605
Marvell Technology Group Ltd.	392	8,444
Microchip Technology, Inc.	1,420	138,280
Qorvo, Inc. (a)	100	8,025
Skyworks Solutions, Inc.	24	2,367
Teradyne, Inc.	163	6,179
		802,086
Software - 3.3%
Adobe Systems, Inc. (a)	824	205,407
ANSYS, Inc. (a)	705	114,774
CA Technologies, Inc.	348	12,438
Microsoft Corp.	1,620	160,121
Oracle Corp.	3,223	150,579
		643,319
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	2,002	374,114
Hewlett Packard Enterprise Co.	2,898	44,166
HP, Inc.	3,671	80,872
NCR Corp. (a)	1,100	33,110
Seagate Technology LLC	900	50,715
Western Digital Corp.	500	41,755
Xerox Corp.	1,150	31,257
		655,989

TOTAL INFORMATION TECHNOLOGY		2,992,207

MATERIALS - 3.5%
Chemicals - 2.1%
Ashland Global Holdings, Inc.	43	3,342
Celanese Corp. Class A	113	12,760
Eastman Chemical Co.	719	74,999
Huntsman Corp.	1,682	53,774
LyondellBasell Industries NV Class A	1,066	119,520
PPG Industries, Inc.	1,168	117,875
RPM International, Inc.	95	4,703
The Chemours Co. LLC	154	7,544
Westlake Chemical Corp.	101	11,689
		406,206
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	480	106,978
Containers & Packaging - 0.6%
International Paper Co.	824	44,084
Packaging Corp. of America	472	55,460
Sonoco Products Co.	78	3,988
WestRock Co.	111	6,536
		110,068
Metals & Mining - 0.2%
Newmont Mining Corp.	279	10,861
Nucor Corp.	265	17,010
Reliance Steel & Aluminum Co.	60	5,614
Steel Dynamics, Inc.	198	9,787
		43,272
Paper & Forest Products - 0.1%
Domtar Corp.	500	24,035

TOTAL MATERIALS		690,559

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.4%
DDR Corp.	3,050	46,330
Equity Lifestyle Properties, Inc.	374	33,997
Hospitality Properties Trust (SBI)	1,100	31,845
Host Hotels & Resorts, Inc.	2,400	51,912
Mack-Cali Realty Corp.	1,000	19,770
Medical Properties Trust, Inc.	1,100	14,927
Sun Communities, Inc.	402	38,865
VEREIT, Inc.	5,100	36,516
		274,162
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	45	2,079
Jones Lang LaSalle, Inc.	38	6,223
		8,302

TOTAL REAL ESTATE		282,464

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	3,300	106,656
Verizon Communications, Inc.	5,300	252,651
		359,307
UTILITIES - 3.2%
Electric Utilities - 1.7%
American Electric Power Co., Inc.	385	26,161
Duke Energy Corp.	459	35,416
Entergy Corp.	1,040	84,146
Eversource Energy	249	14,213
Exelon Corp.	1,900	78,641
FirstEnergy Corp.	2,000	68,840
OGE Energy Corp.	26	911
Pinnacle West Capital Corp.	87	6,926
Westar Energy, Inc.	106	6,010
Xcel Energy, Inc.	368	16,751
		338,015
Gas Utilities - 0.4%
National Fuel Gas Co.	1,462	76,960
UGI Corp.	23	1,161
		78,121
Independent Power and Renewable Electricity Producers - 0.3%
The AES Corp.	5,287	67,409
Multi-Utilities - 0.8%
Ameren Corp.	202	11,956
DTE Energy Co.	140	14,340
Public Service Enterprise Group, Inc.	2,021	107,073
WEC Energy Group, Inc.	263	16,608
		149,977

TOTAL UTILITIES		633,522

TOTAL COMMON STOCKS
(Cost $12,244,625)		18,093,755
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 1.67% to 1.89% 6/14/18 to 8/30/18 (b)
(Cost $59,873)	$60,000	59,873
	Shares	Value

Money Market Funds - 7.1%
Invesco Government & Agency Portfolio Institutional Class 1.64%(c)	10	10
State Street Institutional U.S. Government Money Market Fund Premier Class 1.67%(c)	1,396,920	1,396,920
TOTAL MONEY MARKET FUNDS
(Cost $1,396,930)		1,396,930
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $13,701,428)		19,550,558
NET OTHER ASSETS (LIABILITIES) - 0.1%		16,698
NET ASSETS - 100%		$19,567,256

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	21	June 2018	$1,246,455	$1,539	$1,539

The notional amount of futures purchased as a percentage of Net Assets is 6.4%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,800,157.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $59,873.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,806,014	$1,806,014	$--	$--
Consumer Staples	1,018,439	1,018,439	--	--
Energy	1,402,732	1,402,732	--	--
Financials	4,899,109	4,899,109	--	--
Health Care	2,708,212	2,708,212	--	--
Industrials	1,301,190	1,301,190	--	--
Information Technology	2,992,207	2,992,207	--	--
Materials	690,559	690,559	--	--
Real Estate	282,464	282,464	--	--
Telecommunication Services	359,307	359,307	--	--
Utilities	633,522	633,522	--	--
Other Short-Term Investments	59,873	--	59,873	--
Money Market Funds	1,396,930	1,396,930	--	--
Total Investments in Securities:	$19,550,558	$19,490,685	$59,873	$--
Derivative Instruments:
Assets
Futures Contracts	$1,539	$1,539	$--	$--
Total Assets	$1,539	$1,539	$--	$--
Total Derivative Instruments:	$1,539	$1,539	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,539	$0
Total Equity Risk	1,539	0
Total Value of Derivatives	$1,539	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $13,701,428)		$19,550,558
Cash		10
Receivable for investments sold		56,456
Receivable for fund shares sold		29,193
Dividends receivable		50,674
Interest receivable		1,889
Prepaid expenses		104
Receivable from investment adviser for expense reductions		3,644
Other receivables		378
Total assets		19,692,906
Liabilities
Payable for investments purchased	$62,471
Payable for fund shares redeemed	416
Accrued management fee	8,181
Distribution and service plan fees payable	29
Payable for daily variation margin on futures contracts	10,815
Other affiliated payables	3,031
Audit fee payable	36,362
Other payables and accrued expenses	4,345
Total liabilities		125,650
Net Assets		$19,567,256
Net Assets consist of:
Paid in capital		$12,128,500
Undistributed net investment income		130,790
Accumulated undistributed net realized gain (loss) on investments		1,457,297
Net unrealized appreciation (depreciation) on investments		5,850,669
Net Assets		$19,567,256
Value Multi-Manager:
Net Asset Value, offering price and redemption price per share ($19,285,369 ÷ 1,186,882 shares)		$16.25
Class L:
Net Asset Value, offering price and redemption price per share ($141,739 ÷ 8,720 shares)		$16.25
Class N:
Net Asset Value, offering price and redemption price per share ($140,148 ÷ 8,633 shares)		$16.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$461,902
Interest		21,016
Total income		482,918
Expenses
Management fee	$110,611
Transfer agent fees	27,231
Distribution and service plan fees	340
Accounting fees and expenses	8,588
Custodian fees and expenses	12,390
Independent trustees' fees and expenses	279
Registration fees	48,714
Audit	63,861
Legal	2,080
Miscellaneous	360
Total expenses before reductions	274,454
Expense reductions	(77,250)
Total expenses after reductions		197,204
Net investment income (loss)		285,714
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,691,779
Futures contracts	151,595
Total net realized gain (loss)		1,843,374
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	831,805
Futures contracts	3,637
Total change in net unrealized appreciation (depreciation)		835,442
Net gain (loss)		2,678,816
Net increase (decrease) in net assets resulting from operations		$2,964,530

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$285,714	$253,827
Net realized gain (loss)	1,843,374	500,094
Change in net unrealized appreciation (depreciation)	835,442	1,781,179
Net increase (decrease) in net assets resulting from operations	2,964,530	2,535,100
Distributions to shareholders from net investment income	(270,623)	(244,137)
Distributions to shareholders from net realized gain	(568,917)	(752,307)
Total distributions	(839,540)	(996,444)
Share transactions - net increase (decrease)	(1,915,631)	2,308,537
Total increase (decrease) in net assets	209,359	3,847,193
Net Assets
Beginning of period	19,357,897	15,510,704
End of period	$19,567,256	$19,357,897
Other Information
Undistributed net investment income end of period	$130,790	$116,977

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Value Multi-Manager Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.92	$13.63	$14.83	$14.93	$13.32
Income from Investment Operations
Net investment income (loss)A	.21	.21	.18	.16	.14
Net realized and unrealized gain (loss)	1.77	1.95	(.65)	1.23	2.37
Total from investment operations	1.98	2.16	(.47)	1.39	2.51
Distributions from net investment income	(.21)	(.21)	(.16)	(.15)	(.14)
Distributions from net realized gain	(.44)	(.66)	(.57)	(1.35)	(.77)
Total distributions	(.65)	(.87)	(.73)	(1.49)B	(.90)C
Net asset value, end of period	$16.25	$14.92	$13.63	$14.83	$14.93
Total ReturnD,E	13.44%	16.46%	(3.12)%	9.78%	19.66%
Ratios to Average Net AssetsF
Expenses before reductions	1.24%	1.43%	1.32%	1.25%	1.32%
Expenses net of fee waivers, if any	.90%	.90%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.90%	.97%	.97%	.97%
Net investment income (loss)	1.29%	1.45%	1.30%	1.08%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$19,285	$15,006	$12,405	$17,235	$17,565
Portfolio turnover rateG	33%	27%	41%	36%	59%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 C Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Value Multi-Manager Fund Class L

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.92	$13.63	$14.83	$14.93	$14.03
Income from Investment Operations
Net investment income (loss)B	.21	.20	.17	.16	.08
Net realized and unrealized gain (loss)	1.77	1.96	(.64)	1.23	1.38
Total from investment operations	1.98	2.16	(.47)	1.39	1.46
Distributions from net investment income	(.21)	(.21)	(.16)	(.15)	(.08)
Distributions from net realized gain	(.44)	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.65)	(.87)	(.73)	(1.49)C	(.56)
Net asset value, end of period	$16.25	$14.92	$13.63	$14.83	$14.93
Total ReturnD,E	13.44%	16.46%	(3.12)%	9.78%	10.65%
Ratios to Average Net AssetsF
Expenses before reductions	1.20%	1.40%	1.28%	1.22%	1.37%G
Expenses net of fee waivers, if any	.90%	.90%	.97%	.97%	.97%G
Expenses net of all reductions	.90%	.90%	.97%	.97%	.97%G
Net investment income (loss)	1.29%	1.45%	1.29%	1.08%	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$142	$125	$118	$121	$111
Portfolio turnover rateH	33%	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Value Multi-Manager Fund Class N

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.90	$13.61	$14.81	$14.92	$14.03
Income from Investment Operations
Net investment income (loss)B	.17	.17	.14	.12	.06
Net realized and unrealized gain (loss)	1.77	1.95	(.65)	1.23	1.38
Total from investment operations	1.94	2.12	(.51)	1.35	1.44
Distributions from net investment income	(.17)	(.18)	(.12)	(.11)	(.07)
Distributions from net realized gain	(.44)	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.61)	(.83)C	(.69)	(1.46)	(.55)
Net asset value, end of period	$16.23	$14.90	$13.61	$14.81	$14.92
Total ReturnD,E	13.18%	16.20%	(3.37)%	9.44%	10.54%
Ratios to Average Net AssetsF
Expenses before reductions	1.45%	1.65%	1.53%	1.47%	1.63%G
Expenses net of fee waivers, if any	1.15%	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	1.04%	1.20%	1.05%	.83%	.72%G
Supplemental Data
Net assets, end of period (000 omitted)	$140	$124	$117	$121	$111
Portfolio turnover rateH	33%	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.83 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.656 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Value Multi-Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,177,724
Gross unrealized depreciation	(375,101)
Net unrealized appreciation (depreciation)	$5,802,623
Tax Cost	$13,747,935

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$312,283
Undistributed long-term capital gain	$1,324,227
Net unrealized appreciation (depreciation) on securities and other investments	$5,802,623

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$332,895	$ 253,504
Long-term Capital Gains	506,645	742,940
Total	$839,540	$ 996,444

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,576,274 and $9,315,180, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC and LSV Asset Management each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, J.P. Morgan Investment Management, Inc. and Boston Partners Global Investors, Inc. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$340	$340

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Multi-Manager	$26,980.14
Class L	126.09
Class N	125.09
	$27,231

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $65 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Value Multi-Manager	.90%	$66,811
Class F	.81%	9,626
Class L	.90%	407
Class N	1.15%	405

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's custody expenses. During the period, these credits reduced the Fund's expenses by $1.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2018	Year ended May 31, 2017
From net investment income
Value Multi-Manager	$243,404	$194,063
Class F	24,018	46,819
Class L	1,767	1,778
Class N	1,434	1,477
Total	$270,623	$244,137
From net realized gain
Value Multi-Manager	$514,817	$598,867
Class F	46,702	142,347
Class L	3,714	5,562
Class N	3,684	5,531
Total	$568,917	$752,307

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2018	Year ended May 31, 2017
Value Multi-Manager
Shares sold	633,436	265,404	$10,063,978	$3,823,547
Reinvestment of distributions	47,908	57,522	758,221	792,930
Shares redeemed	(500,181)	(227,430)	(8,158,057)	(3,210,201)
Net increase (decrease)	181,163	95,496	$2,664,142	$1,406,276
Class F
Shares sold	75,439	124,570	$1,186,153	$1,790,750
Reinvestment of distributions	4,665	13,639	70,720	189,166
Shares redeemed	(353,595)	(74,488)	(5,847,245)	(1,070,861)
Net increase (decrease)	(273,491)	63,721	$(4,590,372)	$909,055
Class L
Reinvestment of distributions	348	533	5,481	7,340
Shares redeemed	–	(795)	–	(10,607)
Net increase (decrease)	348	(262)	$5,481	$(3,267)
Class N
Reinvestment of distributions	325	510	5,118	7,008
Shares redeemed	–	(790)	–	(10,535)
Net increase (decrease)	325	(280)	$5,118	$(3,527)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 52% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Value Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 20, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds(the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Value Multi-Manager	.90%
Actual		$1,000.00	$1,005.60	$4.50
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class L	.90%
Actual		$1,000.00	$1,005.60	$4.50
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,004.20	$5.75
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund
Strategic Advisers Value Multi-Manager Fund	07/09/18	07/06/18	$0.103	$1.188
Class L	07/09/18	07/06/18	$0.103	$1.188
Class N	07/09/18	07/06/18	$0.086	$1.188

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $1,633,891, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L, and Class N designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Value Multi-Manager Fund

On March 8, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with LSV Asset Management (LSV) for the fund (the Amended Sub-Advisory Agreement), which may lower the amount of fees to be paid by Strategic Advisers to LSV, on behalf of the fund by allowing for the aggregation of the fund's assets with the assets of a separately managed account for which LSV serves as model provider. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding LSV, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of the current sub-advisory agreement at its September 2017 Board meeting.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered the sub-adviser’s representation that the Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund’s assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it previously received information regarding the sub-adviser's historical investment performance of its portion of fund and/or the performance of the strategy. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered that the new fee schedule with LSV will not result in any immediate reduction to the fund's total management fee or total fund expenses under the Amended Sub-Advisory Agreement, but may in the future as assets increase. The Board also considered that the Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' expense reimbursement arrangements for each class of the fund.

Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to the sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreements at its September Board meeting.

Possible Economies of Scale.  The Board considered that the Amended Sub-Advisory Agreement, like the current sub-advisory agreement, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to LSV as assets allocated to the sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2017 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement’s fee structure continues to bear a reasonable relationship to the services rendered to the fund and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMV-ANN-0718
1.931574.106

Strategic Advisers® Value Multi-Manager Fund Class L and Class N Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Class L	13.44%	10.95%	13.78%
Class N	13.18%	10.70%	13.58%

 A From November 16, 2011

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund - Class L on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$23,271	Strategic Advisers® Value Multi-Manager Fund - Class L
$22,964	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. bellwether S&P 500® index returned 14.38% for the year ending May 31, 2018, despite a resurgence of volatility in stocks that challenged the multiyear bull market. The steady growth seen throughout 2017 extended into the new year, as investors remained upbeat on hopes of continued strong economic and earnings growth. Stocks surged 5.73% in January alone. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016, and lost further ground in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. The market stabilized in April and ended the period with a solid gain in May. For the full 12 months, growth stocks handily topped value, while small-caps bested large-caps. Information technology (+28%) was the top sector, rising amid strong earnings growth from several major index constituents. Financials, riding an uptick in bond yields, and energy, boosted by higher oil prices, each added about 19%. Consumer discretionary (+17%) also stood out, largely driven by retailers (+40%). Notable laggards included the defensive consumer staples (-10%), telecommunication services (-4%) and utilities (-2%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund's share classes posted gains of roughly 13%, handily outpacing the 8.25% return of the benchmark Russell 1000® Value Index. The Fund’s positioning enabled it to benefit from market-leading sectors that tend to be highly sensitive to economic growth, such as information technology and financials. Strong stock selection by our underlying managers also fueled relative performance. Sub-advisers LSV Asset Management and Brandywine Global Investment Management were the top relative contributors, as both managers received a sizable boost from underweighting the more defensive "bond proxy" sectors. LSV’s quantitatively driven, deep-value strategy resulted in favorable positioning in industrials, strong selection in health care and an underweighting in consumer staples. Sub-adviser Brandywine's strategy emphasizing traditional value metrics, as well as company quality, resulted in solid picks in industrials and technology, along with an underweighting in consumer staples. Sub-adviser Aristotle Capital Management provided a further boost to relative results, as its opportunistic, traditional value strategy yielded productive picks and favorable positioning in technology and industrials. There were no relative detractors this period, as the three managers in the Fund all contributed value versus the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
JPMorgan Chase & Co.	3.1
Intel Corp.	2.1
Apple, Inc.	1.9
Pfizer, Inc.	1.9
Johnson & Johnson	1.8
Amgen, Inc.	1.7
Cisco Systems, Inc.	1.6
Citigroup, Inc.	1.6
Bank of America Corp.	1.5
AbbVie, Inc.	1.4
18.6

Top Five Market Sectors as of May 31, 2018

(stocks only)	% of fund's net assets
Financials	25.0
Information Technology	15.3
Health Care	13.9
Consumer Discretionary	9.2
Energy	7.2

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	92.5%
Short-Term Investments and Net Other Assets (Liabilities)	7.5%

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 92.5%
	Shares	Value
CONSUMER DISCRETIONARY - 9.2%
Auto Components - 1.0%
Aptiv PLC	210	$20,475
BorgWarner, Inc.	1,275	62,195
Gentex Corp.	229	5,503
Lear Corp.	357	70,686
The Goodyear Tire & Rubber Co.	1,700	41,531
		200,390
Automobiles - 1.3%
Ford Motor Co.	7,353	84,927
General Motors Co.	2,982	127,331
Harley-Davidson, Inc.	900	36,972
Thor Industries, Inc.	41	3,797
		253,027
Distributors - 0.1%
Genuine Parts Co.	94	8,534
LKQ Corp. (a)	199	6,322
		14,856
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc.	400	17,492
Carnival Corp.	445	27,715
Darden Restaurants, Inc.	78	6,818
Hyatt Hotels Corp. Class A	30	2,452
Norwegian Cruise Line Holdings Ltd. (a)	178	9,317
Royal Caribbean Cruises Ltd.	178	18,686
Wyndham Worldwide Corp.	381	41,316
		123,796
Household Durables - 1.4%
D.R. Horton, Inc.	50	2,111
Garmin Ltd.	149	8,953
Lennar Corp.:
Class A	1,820	94,167
Class B	38	1,572
Mohawk Industries, Inc. (a)	62	12,650
NVR, Inc. (a)	3	8,972
PulteGroup, Inc.	247	7,472
Sony Corp. sponsored ADR	1,950	91,826
Toll Brothers, Inc.	128	5,055
Whirlpool Corp.	300	43,425
		276,203
Leisure Products - 0.0%
Brunswick Corp.	73	4,643
Media - 1.4%
Gannett Co., Inc.	600	6,342
Interpublic Group of Companies, Inc.	320	7,232
News Corp. Class A	319	4,795
Omnicom Group, Inc.	146	10,524
Tegna, Inc.	1,200	12,444
The Madison Square Garden Co. (a)	15	3,931
The Walt Disney Co.	1,226	121,950
Time Warner, Inc.	935	88,040
Viacom, Inc. Class B (non-vtg.)	900	24,390
		279,648
Multiline Retail - 1.4%
Dillard's, Inc. Class A	300	24,429
Dollar General Corp.	205	17,933
Kohl's Corp.	1,226	81,836
Macy's, Inc.	692	24,158
Nordstrom, Inc.	139	6,815
Target Corp.	1,653	120,487
		275,658
Specialty Retail - 1.9%
AutoZone, Inc. (a)	23	14,934
Best Buy Co., Inc.	1,044	71,253
CarMax, Inc. (a)	151	10,407
Foot Locker, Inc.	76	4,102
Gap, Inc.	324	9,066
Home Depot, Inc.	795	148,307
Lowe's Companies, Inc.	621	59,001
Penske Automotive Group, Inc.	800	38,520
Tractor Supply Co.	44	3,270
		358,860
Textiles, Apparel & Luxury Goods - 0.1%
Carter's, Inc.	35	3,815
Michael Kors Holdings Ltd. (a)	85	4,878
PVH Corp.	64	10,240
		18,933

TOTAL CONSUMER DISCRETIONARY		1,806,014

CONSUMER STAPLES - 5.2%
Beverages - 0.5%
The Coca-Cola Co.	2,472	106,296
Food & Staples Retailing - 2.2%
Kroger Co.	5,717	139,095
Walgreens Boots Alliance, Inc.	2,305	143,809
Walmart, Inc.	1,680	138,667
		421,571
Food Products - 2.0%
Archer Daniels Midland Co.	2,911	127,269
Bunge Ltd.	19	1,321
ConAgra Foods, Inc.	253	9,376
Ingredion, Inc.	354	39,432
Mondelez International, Inc.	2,010	78,933
Pilgrim's Pride Corp. (a)	1,743	33,971
The J.M. Smucker Co.	495	53,213
Tyson Foods, Inc. Class A	700	47,229
		390,744
Personal Products - 0.5%
Unilever NV (NY Reg.)	1,790	99,828

TOTAL CONSUMER STAPLES		1,018,439

ENERGY - 7.2%
Energy Equipment & Services - 0.6%
Halliburton Co.	1,945	96,744
Helmerich & Payne, Inc.	91	6,041
National Oilwell Varco, Inc.	317	13,130
Parker Drilling Co. (a)	2,100	924
		116,839
Oil, Gas & Consumable Fuels - 6.6%
Antero Resources Corp. (a)	204	3,898
Apache Corp.	51	2,040
Carrizo Oil & Gas, Inc. (a)	2,500	63,150
Chevron Corp.	2,183	271,347
ConocoPhillips Co.	969	65,301
Devon Energy Corp.	331	13,760
Energen Corp. (a)	81	5,495
EQT Corp.	160	8,246
Exxon Mobil Corp.	2,220	180,353
Hess Corp.	263	15,890
HollyFrontier Corp.	135	10,419
Marathon Oil Corp.	708	15,172
Marathon Petroleum Corp.	1,212	95,784
Murphy Oil Corp.	117	3,598
Newfield Exploration Co. (a)	128	3,743
PBF Energy, Inc. Class A	1,900	89,642
Phillips 66 Co.	1,493	173,920
Pioneer Natural Resources Co.	395	76,275
Valero Energy Corp.	1,550	187,860
		1,285,893

TOTAL ENERGY		1,402,732

FINANCIALS - 25.0%
Banks - 13.3%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	12,528	86,193
Bank of America Corp.	10,090	293,014
BB&T Corp.	1,549	81,323
BOK Financial Corp.	679	68,545
CIT Group, Inc.	109	5,442
Citigroup, Inc.	4,757	317,244
Citizens Financial Group, Inc.	1,806	73,775
Comerica, Inc.	123	11,598
Commerce Bancshares, Inc.	76	4,908
Cullen/Frost Bankers, Inc.	653	74,592
East West Bancorp, Inc.	1,541	107,069
Fifth Third Bancorp	2,188	66,909
Huntington Bancshares, Inc.	894	13,294
JPMorgan Chase & Co.	5,572	596,249
KeyCorp	2,784	54,121
M&T Bank Corp.	125	21,510
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	9,640	57,936
PNC Financial Services Group, Inc.	794	113,868
Prosperity Bancshares, Inc.	58	4,201
Regions Financial Corp.	5,845	106,613
SunTrust Banks, Inc.	1,590	107,341
Synovus Financial Corp.	96	5,195
U.S. Bancorp	1,377	68,836
Umpqua Holdings Corp.	142	3,343
Webster Financial Corp.	77	4,936
Wells Fargo & Co.	4,677	252,511
Western Alliance Bancorp. (a)	71	4,278
Zions Bancorporation	165	9,044
		2,613,888
Capital Markets - 3.6%
Affiliated Managers Group, Inc.	35	5,574
Ameriprise Financial, Inc.	1,417	196,439
Bank of New York Mellon Corp.	845	46,264
Brighthouse Financial, Inc.	118	5,559
E*TRADE Financial Corp. (a)	215	13,620
Goldman Sachs Group, Inc.	517	116,780
Lazard Ltd. Class A	108	5,556
Legg Mason, Inc.	1,300	48,451
Morgan Stanley	2,807	140,743
Northern Trust Corp.	161	16,506
Raymond James Financial, Inc.	101	9,753
State Street Corp.	706	67,854
T. Rowe Price Group, Inc.	189	22,948
The NASDAQ OMX Group, Inc.	108	9,921
		705,968
Consumer Finance - 2.2%
Ally Financial, Inc.	362	9,285
American Express Co.	723	71,071
Capital One Financial Corp.	2,198	206,612
Credit Acceptance Corp. (a)	12	4,236
Discover Financial Services	1,316	97,200
Navient Corp.	1,100	15,191
Santander Consumer U.S.A. Holdings, Inc.	300	5,373
Synchrony Financial	635	21,990
		430,958
Diversified Financial Services - 0.1%
Donnelley Financial Solutions, Inc. (a)	187	2,872
Jefferies Financial Group, Inc.	297	6,498
Voya Financial, Inc.	146	7,583
		16,953
Insurance - 5.3%
AFLAC, Inc.	1,650	74,349
Alleghany Corp.	13	7,417
Allstate Corp.	802	74,971
American Financial Group, Inc.	145	15,933
American International Group, Inc.	963	50,837
Aon PLC	32	4,476
Assurant, Inc.	400	37,340
Athene Holding Ltd. (a)	119	5,316
Axis Capital Holdings Ltd.	600	34,110
Chubb Ltd.	1,032	134,872
Cincinnati Financial Corp.	137	9,504
Everest Re Group Ltd.	166	37,398
FNF Group	195	7,207
Hartford Financial Services Group, Inc.	1,198	62,691
Lincoln National Corp.	1,282	84,984
Loews Corp.	274	13,390
Markel Corp. (a)	10	10,971
MetLife, Inc.	1,677	77,125
Principal Financial Group, Inc.	226	12,611
Prudential Financial, Inc.	1,052	101,876
Reinsurance Group of America, Inc.	55	8,219
RenaissanceRe Holdings Ltd.	26	3,192
The Travelers Companies, Inc.	802	103,073
Torchmark Corp.	233	19,765
Unum Group	800	31,048
W.R. Berkley Corp.	101	7,723
Willis Group Holdings PLC	50	7,558
		1,037,956
Mortgage Real Estate Investment Trusts - 0.3%
Annaly Capital Management, Inc.	5,300	55,279
Thrifts & Mortgage Finance - 0.2%
New York Community Bancorp, Inc.	407	4,717
Radian Group, Inc.	2,100	33,390
		38,107

TOTAL FINANCIALS		4,899,109

HEALTH CARE - 13.9%
Biotechnology - 4.0%
AbbVie, Inc.	2,885	285,442
Amgen, Inc.	1,814	325,831
Biogen, Inc. (a)	176	51,737
Gilead Sciences, Inc.	1,789	120,579
		783,589
Health Care Equipment & Supplies - 1.2%
Danaher Corp.	1,289	127,972
Medtronic PLC	1,280	110,490
		238,462
Health Care Providers & Services - 3.3%
Acadia Healthcare Co., Inc. (a)	1,883	75,678
Aetna, Inc.	460	81,020
AmerisourceBergen Corp.	126	10,350
Anthem, Inc.	463	102,517
Cardinal Health, Inc.	400	20,836
Cigna Corp.	203	34,382
DaVita HealthCare Partners, Inc. (a)	152	10,160
Express Scripts Holding Co. (a)	1,272	96,430
HCA Holdings, Inc.	1,092	112,629
Laboratory Corp. of America Holdings (a)	85	15,350
McKesson Corp.	457	64,867
Quest Diagnostics, Inc.	104	11,079
		635,298
Pharmaceuticals - 5.4%
Bristol-Myers Squibb Co.	1,050	55,251
Johnson & Johnson	2,910	348,094
Mallinckrodt PLC (a)	1,200	20,220
Merck & Co., Inc.	2,730	162,517
Mylan NV (a)	447	17,192
Novartis AG sponsored ADR	1,040	77,501
Perrigo Co. PLC	117	8,560
Pfizer, Inc.	10,062	361,528
		1,050,863

TOTAL HEALTH CARE		2,708,212

INDUSTRIALS - 6.7%
Aerospace & Defense - 1.6%
General Dynamics Corp.	555	111,949
Huntington Ingalls Industries, Inc.	6	1,326
Spirit AeroSystems Holdings, Inc. Class A	795	67,344
The Boeing Co.	100	35,216
Triumph Group, Inc.	700	14,840
United Technologies Corp.	628	78,387
		309,062
Air Freight & Logistics - 0.8%
FedEx Corp.	322	80,217
United Parcel Service, Inc. Class B	574	66,653
		146,870
Airlines - 1.0%
American Airlines Group, Inc.	394	17,155
Delta Air Lines, Inc.	1,589	85,885
JetBlue Airways Corp. (a)	239	4,515
Southwest Airlines Co.	490	25,029
United Continental Holdings, Inc. (a)	878	61,100
		193,684
Building Products - 0.5%
Johnson Controls International PLC	2,670	89,605
Masco Corp.	200	7,454
Owens Corning	93	5,879
		102,938
Commercial Services & Supplies - 0.2%
Deluxe Corp.	500	33,270
LSC Communications, Inc.	187	2,367
R.R. Donnelley & Sons Co.	500	3,120
		38,757
Electrical Equipment - 0.2%
Eaton Corp. PLC	367	28,105
Hubbell, Inc. Class B	37	3,985
		32,090
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	51	5,477
Honeywell International, Inc.	597	88,302
		93,779
Machinery - 1.4%
AGCO Corp.	566	35,998
Allison Transmission Holdings, Inc.	117	4,833
Cummins, Inc.	138	19,650
Dover Corp.	20	1,544
Ingersoll-Rand PLC	208	18,208
Oshkosh Corp.	1,462	106,361
PACCAR, Inc.	293	18,233
Parker Hannifin Corp.	85	14,527
Pentair PLC	120	5,237
Snap-On, Inc.	47	6,948
Trinity Industries, Inc.	1,313	45,285
		276,824
Professional Services - 0.0%
Manpower, Inc.	55	4,950
Road & Rail - 0.3%
AMERCO	16	5,167
Kansas City Southern	70	7,501
Norfolk Southern Corp.	146	22,141
Ryder System, Inc.	400	26,832
		61,641
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	1,400	29,904
United Rentals, Inc. (a)	67	10,691
		40,595

TOTAL INDUSTRIALS		1,301,190

INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 1.7%
Arris International PLC (a)	140	3,539
Cisco Systems, Inc.	7,516	321,008
Juniper Networks, Inc.	46	1,225
Motorola Solutions, Inc.	128	13,740
		339,512
Electronic Equipment & Components - 1.2%
Arrow Electronics, Inc. (a)	573	42,471
CDW Corp.	124	9,926
Corning, Inc.	2,852	77,489
Dell Technologies, Inc. (a)	278	22,423
Flextronics International Ltd. (a)	1,600	22,224
Tech Data Corp. (a)	400	34,724
Vishay Intertechnology, Inc.	1,300	27,560
		236,817
IT Services - 1.6%
Alliance Data Systems Corp.	46	9,698
DXC Technology Co.	163	15,014
IBM Corp.	1,172	165,615
PayPal Holdings, Inc. (a)	1,420	116,539
The Western Union Co.	383	7,618
		314,484
Semiconductors & Semiconductor Equipment - 4.1%
Applied Materials, Inc.	1,983	100,697
Cirrus Logic, Inc. (a)	600	22,488
Intel Corp.	7,501	414,055
KLA-Tencor Corp.	132	14,946
Lam Research Corp.	437	86,605
Marvell Technology Group Ltd.	392	8,444
Microchip Technology, Inc.	1,420	138,280
Qorvo, Inc. (a)	100	8,025
Skyworks Solutions, Inc.	24	2,367
Teradyne, Inc.	163	6,179
		802,086
Software - 3.3%
Adobe Systems, Inc. (a)	824	205,407
ANSYS, Inc. (a)	705	114,774
CA Technologies, Inc.	348	12,438
Microsoft Corp.	1,620	160,121
Oracle Corp.	3,223	150,579
		643,319
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	2,002	374,114
Hewlett Packard Enterprise Co.	2,898	44,166
HP, Inc.	3,671	80,872
NCR Corp. (a)	1,100	33,110
Seagate Technology LLC	900	50,715
Western Digital Corp.	500	41,755
Xerox Corp.	1,150	31,257
		655,989

TOTAL INFORMATION TECHNOLOGY		2,992,207

MATERIALS - 3.5%
Chemicals - 2.1%
Ashland Global Holdings, Inc.	43	3,342
Celanese Corp. Class A	113	12,760
Eastman Chemical Co.	719	74,999
Huntsman Corp.	1,682	53,774
LyondellBasell Industries NV Class A	1,066	119,520
PPG Industries, Inc.	1,168	117,875
RPM International, Inc.	95	4,703
The Chemours Co. LLC	154	7,544
Westlake Chemical Corp.	101	11,689
		406,206
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	480	106,978
Containers & Packaging - 0.6%
International Paper Co.	824	44,084
Packaging Corp. of America	472	55,460
Sonoco Products Co.	78	3,988
WestRock Co.	111	6,536
		110,068
Metals & Mining - 0.2%
Newmont Mining Corp.	279	10,861
Nucor Corp.	265	17,010
Reliance Steel & Aluminum Co.	60	5,614
Steel Dynamics, Inc.	198	9,787
		43,272
Paper & Forest Products - 0.1%
Domtar Corp.	500	24,035

TOTAL MATERIALS		690,559

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.4%
DDR Corp.	3,050	46,330
Equity Lifestyle Properties, Inc.	374	33,997
Hospitality Properties Trust (SBI)	1,100	31,845
Host Hotels & Resorts, Inc.	2,400	51,912
Mack-Cali Realty Corp.	1,000	19,770
Medical Properties Trust, Inc.	1,100	14,927
Sun Communities, Inc.	402	38,865
VEREIT, Inc.	5,100	36,516
		274,162
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	45	2,079
Jones Lang LaSalle, Inc.	38	6,223
		8,302

TOTAL REAL ESTATE		282,464

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	3,300	106,656
Verizon Communications, Inc.	5,300	252,651
		359,307
UTILITIES - 3.2%
Electric Utilities - 1.7%
American Electric Power Co., Inc.	385	26,161
Duke Energy Corp.	459	35,416
Entergy Corp.	1,040	84,146
Eversource Energy	249	14,213
Exelon Corp.	1,900	78,641
FirstEnergy Corp.	2,000	68,840
OGE Energy Corp.	26	911
Pinnacle West Capital Corp.	87	6,926
Westar Energy, Inc.	106	6,010
Xcel Energy, Inc.	368	16,751
		338,015
Gas Utilities - 0.4%
National Fuel Gas Co.	1,462	76,960
UGI Corp.	23	1,161
		78,121
Independent Power and Renewable Electricity Producers - 0.3%
The AES Corp.	5,287	67,409
Multi-Utilities - 0.8%
Ameren Corp.	202	11,956
DTE Energy Co.	140	14,340
Public Service Enterprise Group, Inc.	2,021	107,073
WEC Energy Group, Inc.	263	16,608
		149,977

TOTAL UTILITIES		633,522

TOTAL COMMON STOCKS
(Cost $12,244,625)		18,093,755
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 1.67% to 1.89% 6/14/18 to 8/30/18 (b)
(Cost $59,873)	$60,000	59,873
	Shares	Value

Money Market Funds - 7.1%
Invesco Government & Agency Portfolio Institutional Class 1.64%(c)	10	10
State Street Institutional U.S. Government Money Market Fund Premier Class 1.67%(c)	1,396,920	1,396,920
TOTAL MONEY MARKET FUNDS
(Cost $1,396,930)		1,396,930
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $13,701,428)		19,550,558
NET OTHER ASSETS (LIABILITIES) - 0.1%		16,698
NET ASSETS - 100%		$19,567,256

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	21	June 2018	$1,246,455	$1,539	$1,539

The notional amount of futures purchased as a percentage of Net Assets is 6.4%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,800,157.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $59,873.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,806,014	$1,806,014	$--	$--
Consumer Staples	1,018,439	1,018,439	--	--
Energy	1,402,732	1,402,732	--	--
Financials	4,899,109	4,899,109	--	--
Health Care	2,708,212	2,708,212	--	--
Industrials	1,301,190	1,301,190	--	--
Information Technology	2,992,207	2,992,207	--	--
Materials	690,559	690,559	--	--
Real Estate	282,464	282,464	--	--
Telecommunication Services	359,307	359,307	--	--
Utilities	633,522	633,522	--	--
Other Short-Term Investments	59,873	--	59,873	--
Money Market Funds	1,396,930	1,396,930	--	--
Total Investments in Securities:	$19,550,558	$19,490,685	$59,873	$--
Derivative Instruments:
Assets
Futures Contracts	$1,539	$1,539	$--	$--
Total Assets	$1,539	$1,539	$--	$--
Total Derivative Instruments:	$1,539	$1,539	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,539	$0
Total Equity Risk	1,539	0
Total Value of Derivatives	$1,539	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $13,701,428)		$19,550,558
Cash		10
Receivable for investments sold		56,456
Receivable for fund shares sold		29,193
Dividends receivable		50,674
Interest receivable		1,889
Prepaid expenses		104
Receivable from investment adviser for expense reductions		3,644
Other receivables		378
Total assets		19,692,906
Liabilities
Payable for investments purchased	$62,471
Payable for fund shares redeemed	416
Accrued management fee	8,181
Distribution and service plan fees payable	29
Payable for daily variation margin on futures contracts	10,815
Other affiliated payables	3,031
Audit fee payable	36,362
Other payables and accrued expenses	4,345
Total liabilities		125,650
Net Assets		$19,567,256
Net Assets consist of:
Paid in capital		$12,128,500
Undistributed net investment income		130,790
Accumulated undistributed net realized gain (loss) on investments		1,457,297
Net unrealized appreciation (depreciation) on investments		5,850,669
Net Assets		$19,567,256
Value Multi-Manager:
Net Asset Value, offering price and redemption price per share ($19,285,369 ÷ 1,186,882 shares)		$16.25
Class L:
Net Asset Value, offering price and redemption price per share ($141,739 ÷ 8,720 shares)		$16.25
Class N:
Net Asset Value, offering price and redemption price per share ($140,148 ÷ 8,633 shares)		$16.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$461,902
Interest		21,016
Total income		482,918
Expenses
Management fee	$110,611
Transfer agent fees	27,231
Distribution and service plan fees	340
Accounting fees and expenses	8,588
Custodian fees and expenses	12,390
Independent trustees' fees and expenses	279
Registration fees	48,714
Audit	63,861
Legal	2,080
Miscellaneous	360
Total expenses before reductions	274,454
Expense reductions	(77,250)
Total expenses after reductions		197,204
Net investment income (loss)		285,714
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,691,779
Futures contracts	151,595
Total net realized gain (loss)		1,843,374
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	831,805
Futures contracts	3,637
Total change in net unrealized appreciation (depreciation)		835,442
Net gain (loss)		2,678,816
Net increase (decrease) in net assets resulting from operations		$2,964,530

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$285,714	$253,827
Net realized gain (loss)	1,843,374	500,094
Change in net unrealized appreciation (depreciation)	835,442	1,781,179
Net increase (decrease) in net assets resulting from operations	2,964,530	2,535,100
Distributions to shareholders from net investment income	(270,623)	(244,137)
Distributions to shareholders from net realized gain	(568,917)	(752,307)
Total distributions	(839,540)	(996,444)
Share transactions - net increase (decrease)	(1,915,631)	2,308,537
Total increase (decrease) in net assets	209,359	3,847,193
Net Assets
Beginning of period	19,357,897	15,510,704
End of period	$19,567,256	$19,357,897
Other Information
Undistributed net investment income end of period	$130,790	$116,977

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Value Multi-Manager Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.92	$13.63	$14.83	$14.93	$13.32
Income from Investment Operations
Net investment income (loss)A	.21	.21	.18	.16	.14
Net realized and unrealized gain (loss)	1.77	1.95	(.65)	1.23	2.37
Total from investment operations	1.98	2.16	(.47)	1.39	2.51
Distributions from net investment income	(.21)	(.21)	(.16)	(.15)	(.14)
Distributions from net realized gain	(.44)	(.66)	(.57)	(1.35)	(.77)
Total distributions	(.65)	(.87)	(.73)	(1.49)B	(.90)C
Net asset value, end of period	$16.25	$14.92	$13.63	$14.83	$14.93
Total ReturnD,E	13.44%	16.46%	(3.12)%	9.78%	19.66%
Ratios to Average Net AssetsF
Expenses before reductions	1.24%	1.43%	1.32%	1.25%	1.32%
Expenses net of fee waivers, if any	.90%	.90%	.97%	.97%	.97%
Expenses net of all reductions	.90%	.90%	.97%	.97%	.97%
Net investment income (loss)	1.29%	1.45%	1.30%	1.08%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$19,285	$15,006	$12,405	$17,235	$17,565
Portfolio turnover rateG	33%	27%	41%	36%	59%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 C Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Value Multi-Manager Fund Class L

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.92	$13.63	$14.83	$14.93	$14.03
Income from Investment Operations
Net investment income (loss)B	.21	.20	.17	.16	.08
Net realized and unrealized gain (loss)	1.77	1.96	(.64)	1.23	1.38
Total from investment operations	1.98	2.16	(.47)	1.39	1.46
Distributions from net investment income	(.21)	(.21)	(.16)	(.15)	(.08)
Distributions from net realized gain	(.44)	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.65)	(.87)	(.73)	(1.49)C	(.56)
Net asset value, end of period	$16.25	$14.92	$13.63	$14.83	$14.93
Total ReturnD,E	13.44%	16.46%	(3.12)%	9.78%	10.65%
Ratios to Average Net AssetsF
Expenses before reductions	1.20%	1.40%	1.28%	1.22%	1.37%G
Expenses net of fee waivers, if any	.90%	.90%	.97%	.97%	.97%G
Expenses net of all reductions	.90%	.90%	.97%	.97%	.97%G
Net investment income (loss)	1.29%	1.45%	1.29%	1.08%	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$142	$125	$118	$121	$111
Portfolio turnover rateH	33%	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Value Multi-Manager Fund Class N

Years ended May 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.90	$13.61	$14.81	$14.92	$14.03
Income from Investment Operations
Net investment income (loss)B	.17	.17	.14	.12	.06
Net realized and unrealized gain (loss)	1.77	1.95	(.65)	1.23	1.38
Total from investment operations	1.94	2.12	(.51)	1.35	1.44
Distributions from net investment income	(.17)	(.18)	(.12)	(.11)	(.07)
Distributions from net realized gain	(.44)	(.66)	(.57)	(1.35)	(.48)
Total distributions	(.61)	(.83)C	(.69)	(1.46)	(.55)
Net asset value, end of period	$16.23	$14.90	$13.61	$14.81	$14.92
Total ReturnD,E	13.18%	16.20%	(3.37)%	9.44%	10.54%
Ratios to Average Net AssetsF
Expenses before reductions	1.45%	1.65%	1.53%	1.47%	1.63%G
Expenses net of fee waivers, if any	1.15%	1.15%	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.15%	1.15%	1.22%	1.22%	1.22%G
Net investment income (loss)	1.04%	1.20%	1.05%	.83%	.72%G
Supplemental Data
Net assets, end of period (000 omitted)	$140	$124	$117	$121	$111
Portfolio turnover rateH	33%	27%	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.83 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.656 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Value Multi-Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,177,724
Gross unrealized depreciation	(375,101)
Net unrealized appreciation (depreciation)	$5,802,623
Tax Cost	$13,747,935

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$312,283
Undistributed long-term capital gain	$1,324,227
Net unrealized appreciation (depreciation) on securities and other investments	$5,802,623

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$332,895	$ 253,504
Long-term Capital Gains	506,645	742,940
Total	$839,540	$ 996,444

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,576,274 and $9,315,180, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC and LSV Asset Management each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, J.P. Morgan Investment Management, Inc. and Boston Partners Global Investors, Inc. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$340	$340

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Multi-Manager	$26,980.14
Class L	126.09
Class N	125.09
	$27,231

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $65 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Value Multi-Manager	.90%	$66,811
Class F	.81%	9,626
Class L	.90%	407
Class N	1.15%	405

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's custody expenses. During the period, these credits reduced the Fund's expenses by $1.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2018	Year ended May 31, 2017
From net investment income
Value Multi-Manager	$243,404	$194,063
Class F	24,018	46,819
Class L	1,767	1,778
Class N	1,434	1,477
Total	$270,623	$244,137
From net realized gain
Value Multi-Manager	$514,817	$598,867
Class F	46,702	142,347
Class L	3,714	5,562
Class N	3,684	5,531
Total	$568,917	$752,307

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2018	Year ended May 31, 2017
Value Multi-Manager
Shares sold	633,436	265,404	$10,063,978	$3,823,547
Reinvestment of distributions	47,908	57,522	758,221	792,930
Shares redeemed	(500,181)	(227,430)	(8,158,057)	(3,210,201)
Net increase (decrease)	181,163	95,496	$2,664,142	$1,406,276
Class F
Shares sold	75,439	124,570	$1,186,153	$1,790,750
Reinvestment of distributions	4,665	13,639	70,720	189,166
Shares redeemed	(353,595)	(74,488)	(5,847,245)	(1,070,861)
Net increase (decrease)	(273,491)	63,721	$(4,590,372)	$909,055
Class L
Reinvestment of distributions	348	533	5,481	7,340
Shares redeemed	–	(795)	–	(10,607)
Net increase (decrease)	348	(262)	$5,481	$(3,267)
Class N
Reinvestment of distributions	325	510	5,118	7,008
Shares redeemed	–	(790)	–	(10,535)
Net increase (decrease)	325	(280)	$5,118	$(3,527)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 52% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Value Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 20, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds(the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Value Multi-Manager	.90%
Actual		$1,000.00	$1,005.60	$4.50
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class L	.90%
Actual		$1,000.00	$1,005.60	$4.50
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class N	1.15%
Actual		$1,000.00	$1,004.20	$5.75
Hypothetical-C		$1,000.00	$1,019.20	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund
Strategic Advisers Value Multi-Manager Fund	07/09/18	07/06/18	$0.103	$1.188
Class L	07/09/18	07/06/18	$0.103	$1.188
Class N	07/09/18	07/06/18	$0.086	$1.188

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $1,633,891, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L, and Class N designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Value Multi-Manager Fund

On March 8, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with LSV Asset Management (LSV) for the fund (the Amended Sub-Advisory Agreement), which may lower the amount of fees to be paid by Strategic Advisers to LSV, on behalf of the fund by allowing for the aggregation of the fund's assets with the assets of a separately managed account for which LSV serves as model provider. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding LSV, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of the current sub-advisory agreement at its September 2017 Board meeting.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered the sub-adviser’s representation that the Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund’s assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it previously received information regarding the sub-adviser's historical investment performance of its portion of fund and/or the performance of the strategy. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered that the new fee schedule with LSV will not result in any immediate reduction to the fund's total management fee or total fund expenses under the Amended Sub-Advisory Agreement, but may in the future as assets increase. The Board also considered that the Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' expense reimbursement arrangements for each class of the fund.

Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to the sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreements at its September Board meeting.

Possible Economies of Scale.  The Board considered that the Amended Sub-Advisory Agreement, like the current sub-advisory agreement, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to LSV as assets allocated to the sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2017 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement’s fee structure continues to bear a reasonable relationship to the services rendered to the fund and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

MMV-L-MMV-N-ANN-0718
1.9585615.104

Strategic Advisers® Short Duration Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report May 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Short Duration Fund	1.40%	1.07%	1.16%

 A From December 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Citigroup® 6-Month U.S. Treasury Bill Index performed over the same period.

Period Ending Values
$10,733	Strategic Advisers® Short Duration Fund
$10,231	Citigroup® 6-Month U.S. Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds declined slightly for the 12 months ending May 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.37% for the year. Longer-term bond yields generally declined through September, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then advanced through mid-May, driven by three policy-rate hikes, plans by the Fed to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Yield spreads over U.S. Treasuries generally narrowed through January, then widened from February onward amid concern about valuations for risk assets. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by corporate bonds (+0.06%), led by utilities. Conversely, safe-haven U.S. Treasury securities returned -0.83%. Outside the index, riskier, non-core fixed-income segments gained fairly strongly, while Treasury Inflation-Protected Securities (TIPS) rose 0.74%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Portfolio Manager Gregory Pappas:  For the year, the Fund gained 1.40%, performing about in line with the 1.26% return of the benchmark Citigroup® 6-Month US Treasury Bill Index. Underlying managers that were well positioned for rising interest rates, while also benefiting from the income generated by credit-sensitive bonds, aided the Fund versus the benchmark. By contrast, managers with significant allocations to U.S. Treasuries or government-related mortgage securities worked against relative performance. PIMCO Short-Term Fund was the top relative contributor, led by a derivatives hedging strategy that enabled this manager to limit its interest-rate risk. PIMCO’s performance was also helped by holdings of investment-grade corporate bonds, non-agency mortgage-backed securities and emerging-markets debt. Sub-adviser FIAM® was another leading contributor, partly due to a large allocation to floating-rate corporate bonds. There were no major detractors, but three managers dampened the Fund’s relative performance: JPMorgan Short Duration Bond Fund, PGIM Short-Term Corporate Bond Fund and Fidelity® Short-Term Bond Fund. In an effort to boost the Fund’s income without materially increasing its interest-rate risk, I reduced its allocation to money market/low volatility managers and reallocated this capital into several low-duration managers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
PIMCO Short-Term Fund - Administrator Class	20.4
Fidelity Conservative Income Bond Fund Institutional Class	13.3
Fidelity Short-Term Bond Fund	6.9
Blackrock Low Duration Bond Portfolio Investor A Shares	5.8
Metropolitan West Low Duration Bond Fund - Class M	5.1
Fidelity Floating Rate High Income Fund	4.0
PIMCO Enhanced Short Maturity Active ETF	3.4
Prudential Short-Term Corporate Bond Fund, Inc. Class A	2.0
Janus Henderson Short-Term Bond Fund T Shares	1.5
Delaware Limited-Term Diversified Income Fund - Class A	1.3

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Corporate Bonds	19.4%
U.S. Government and U.S. Government Agency Obligations	1.9%
Asset-Backed Securities	7.1%
CMOs and Other Mortgage Related Securities	0.8%
Bank Loan Funds	4.0%
Other Investments	0.1%
Short-Term Funds	60.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.9%

Asset allocations of fund in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 19.4%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.6%
Auto Components - 0.0%
Aptiv PLC 3.15% 11/19/20	$1,130,000	$1,124,878
Automobiles - 1.0%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 2.5116% 1/22/19 (a)(b)	5,000,000	5,004,783
3 month U.S. LIBOR + 0.280% 2.6113% 11/19/18 (a)(b)	5,000,000	5,006,233
3 month U.S. LIBOR + 0.825% 3.1544% 2/22/19 (a)(b)	8,351,000	8,397,113
BMW U.S. Capital LLC:
3 month U.S. LIBOR + 0.380% 2.7046% 4/6/20 (a)(b)(c)	7,796,000	7,823,325
3 month U.S. LIBOR + 0.410% 2.749% 4/12/21 (a)(b)(c)	9,110,000	9,140,491
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.530% 2.8931% 5/5/20 (a)(b)(c)	9,640,000	9,676,189
3 month U.S. LIBOR + 0.620% 2.9788% 10/30/19 (a)(b)(c)	5,000,000	5,029,846
3 month U.S. LIBOR + 0.630% 2.9546% 1/6/20 (a)(b)(c)	10,000,000	10,057,888
3 month U.S. LIBOR + 0.860% 3.2181% 8/1/18 (a)(b)(c)	1,060,000	1,061,667
2.2% 5/5/20 (c)	1,420,000	1,396,243
2.3% 2/12/21 (c)	995,000	969,971
3.1% 5/4/20 (c)	765,000	765,316
General Motors Financial Co., Inc.:
3 month U.S. LIBOR + 0.850% 3.1875% 4/9/21 (a)(b)	5,428,000	5,459,254
3 month U.S. LIBOR + 0.930% 3.2716% 4/13/20 (a)(b)	11,000,000	11,082,610
3 month U.S. LIBOR + 1.270% 3.5818% 10/4/19 (a)(b)	5,000,000	5,058,404
3.1% 1/15/19	805,000	806,246
Harley-Davidson Financial Services, Inc. 3 month U.S. LIBOR + 0.500% 2.8256% 5/21/20 (a)(b)(c)	795,000	796,050
Nissan Motor Acceptance Corp. 2.15% 9/28/20 (c)	450,000	439,830
PACCAR Financial Corp. 3.1% 5/10/21	1,260,000	1,262,936
		89,234,395
Diversified Consumer Services - 0.0%
ERAC U.S.A. Finance LLC:
2.35% 10/15/19 (c)	225,000	223,003
2.8% 11/1/18 (c)	1,140,000	1,139,536
		1,362,539
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. 2.65% 11/28/20	250,000	246,192
Household Durables - 0.0%
D.R. Horton, Inc. 2.55% 12/1/20	495,000	486,387
Newell Brands, Inc. 2.15% 10/15/18	1,030,000	1,027,058
		1,513,445
Internet & Direct Marketing Retail - 0.1%
JD.com, Inc. 3.125% 4/29/21	1,575,000	1,541,279
QVC, Inc. 3.125% 4/1/19	3,595,000	3,593,845
		5,135,124
Media - 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	1,395,000	1,397,841
4.464% 7/23/22	630,000	642,635
Discovery Communications LLC:
3 month U.S. LIBOR + 0.710% 2.9118% 9/20/19 (a)(b)	3,399,000	3,415,612
2.2% 9/20/19	565,000	559,307
Interpublic Group of Companies, Inc. 4% 3/15/22	315,000	317,871
NBCUniversal Enterprise, Inc. 3 month U.S. LIBOR + 0.400% 2.708% 4/1/21 (a)(b)(c)	23,029,000	23,104,305
NBCUniversal, Inc. 5.15% 4/30/20	1,521,000	1,580,307
Omnicom Group, Inc.:
4.45% 8/15/20	735,000	755,297
6.25% 7/15/19	1,350,000	1,398,019
RELX Capital, Inc. 3.5% 3/16/23	575,000	571,744
SES Global Americas Holdings GP 2.5% 3/25/19 (c)	380,000	378,195
Time Warner Cable, Inc.:
6.75% 7/1/18	539,000	540,523
8.25% 4/1/19	2,344,000	2,445,613
8.75% 2/14/19	1,055,000	1,096,254
Viacom, Inc.:
2.75% 12/15/19	1,749,000	1,735,782
5.625% 9/15/19	630,000	650,007
		40,589,312
Multiline Retail - 0.0%
Dollar Tree, Inc. 3 month U.S. LIBOR + 0.700% 3.0554% 4/17/20 (a)(b)	1,250,000	1,253,925
Specialty Retail - 0.0%
AutoZone, Inc. 1.625% 4/21/19	145,000	143,795
Nissan Motor Acceptance Corp. 1.55% 9/13/19 (c)	725,000	711,953
		855,748
Textiles, Apparel & Luxury Goods - 0.0%
Invista Finance LLC 4.25% 10/15/19 (c)	2,005,000	2,010,500

TOTAL CONSUMER DISCRETIONARY		143,326,058

CONSUMER STAPLES - 1.0%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc. 3 month U.S. LIBOR + 0.690% 3.0481% 8/1/18 (a)(b)	6,000,000	6,008,104
Diageo Capital PLC 3 month U.S. LIBOR + 0.240% 2.5656% 5/18/20 (a)(b)	10,000,000	10,005,480
Maple Escrow Subsidiary, Inc. 3.551% 5/25/21 (c)	1,645,000	1,652,797
PepsiCo, Inc. 3 month U.S. LIBOR + 0.590% 2.9194% 2/22/19 (a)(b)	15,000,000	15,060,076
		32,726,457
Food & Staples Retailing - 0.0%
Alimentation Couche-Tard, Inc. 3 month U.S. LIBOR + 0.500% 2.5888% 12/13/19 (a)(b)(c)	3,676,000	3,680,013
Kroger Co.:
1.5% 9/30/19	576,000	565,085
2.3% 1/15/19	350,000	349,503
		4,594,601
Food Products - 0.2%
Bunge Ltd. Finance Corp.:
3.5% 11/24/20	520,000	520,334
8.5% 6/15/19	1,000,000	1,053,544
Campbell Soup Co.:
3 month U.S. LIBOR + 0.500% 2.6149% 3/16/20 (a)(b)	1,005,000	1,002,689
3 month U.S. LIBOR + 0.630% 2.7389% 3/15/21 (a)(b)	1,005,000	1,004,829
Danone SA 1.691% 10/30/19 (c)	2,430,000	2,388,494
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 2.8928% 4/16/21 (a)(b)	8,169,000	8,185,175
Tyson Foods, Inc.:
3 month U.S. LIBOR + 0.450% 2.7681% 5/30/19 (a)(b)	3,826,000	3,834,375
2.25% 8/23/21	600,000	578,573
		18,568,013
Tobacco - 0.4%
Bat Capital Corp.:
3 month U.S. LIBOR + 0.590% 2.945% 8/14/20 (a)(b)(c)	5,000,000	5,018,057
2.297% 8/14/20 (c)	2,575,000	2,523,046
BAT International Finance PLC 3 month U.S. LIBOR + 0.510% 2.6345% 6/15/18 (a)(b)(c)	15,000,000	15,000,727
Imperial Tobacco Finance PLC 2.95% 7/21/20 (c)	1,940,000	1,924,942
Philip Morris International, Inc. 1.875% 11/1/19	10,000,000	9,876,534
Reynolds American, Inc.:
2.3% 6/12/18	780,000	779,953
3.25% 6/12/20	310,000	310,172
8.125% 6/23/19	360,000	378,662
		35,812,093

TOTAL CONSUMER STAPLES		91,701,164

ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Anadarko Petroleum Corp. 8.7% 3/15/19	423,000	441,277
BP Capital Markets PLC 3 month U.S. LIBOR + 0.350% 2.705% 8/14/18 (a)(b)	20,000,000	20,017,846
Cenovus Energy, Inc. 5.7% 10/15/19	1,385,000	1,424,750
Chevron Corp. 3 month U.S. LIBOR + 0.480% 2.5046% 3/3/22 (a)(b)	4,700,000	4,748,101
China Shenhua Overseas Capital Co. Ltd. 3.125% 1/20/20 (Reg. S)	1,740,000	1,728,655
Columbia Pipeline Group, Inc.:
2.45% 6/1/18	460,000	460,000
3.3% 6/1/20	790,000	788,236
Enable Midstream Partners LP 2.4% 5/15/19 (a)	630,000	625,872
Enbridge Energy Partners LP 9.875% 3/1/19	1,710,000	1,796,779
Encana Corp. 6.5% 5/15/19	1,910,000	1,967,401
Energy Transfer Partners LP 6.7% 7/1/18	275,000	275,783
Enterprise Products Operating LP:
2.55% 10/15/19	385,000	382,458
2.8% 2/15/21	1,020,000	1,010,931
Kinder Morgan Energy Partners LP 9% 2/1/19	895,000	929,813
Magellan Midstream Partners LP 6.55% 7/15/19	1,020,000	1,058,921
Marathon Oil Corp. 2.7% 6/1/20	630,000	621,248
ONEOK Partners LP:
3.2% 9/15/18	2,075,000	2,077,817
8.625% 3/1/19	983,000	1,023,817
Origin Energy Finance Ltd. 3.5% 10/9/18 (c)	1,505,000	1,506,084
Panhandle Eastern Pipe Line Co. LP 7% 6/15/18	725,000	725,919
Phillips 66 Co.:
3 month U.S. LIBOR + 0.600% 2.9194% 2/26/21 (a)(b)	4,270,000	4,278,437
3 month U.S. LIBOR + 0.650% 2.9977% 4/15/19 (a)(b)(c)	530,000	530,295
Plains All American Pipeline LP/PAA Finance Corp.:
2.6% 12/15/19	195,000	193,423
5% 2/1/21	455,000	470,040
5.75% 1/15/20	440,000	456,639
Sabine Pass Liquefaction LLC 5.625% 2/1/21 (a)	1,020,000	1,068,965
Shell International Finance BV 3 month U.S. LIBOR + 0.350% 2.4214% 9/12/19 (a)(b)	10,000,000	10,040,140
TransCanada PipeLines Ltd. 3 month U.S. LIBOR + 0.275% 2.6175% 11/15/19 (a)(b)	15,040,000	15,046,443
Valero Energy Corp. 9.375% 3/15/19	735,000	771,808
Williams Partners LP:
3.35% 8/15/22	200,000	196,326
5.25% 3/15/20	720,000	744,722
		77,408,946
FINANCIALS - 11.7%
Banks - 7.6%
Abbey National PLC 2.125% 11/3/20	570,000	555,055
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 2.7654% 1/19/21 (a)(b)(c)	10,000,000	10,003,700
3 month U.S. LIBOR + 0.640% 2.9951% 1/18/19 (a)(b)(c)	10,000,000	10,033,600
2.1% 1/18/19 (c)	1,780,000	1,772,919
2.5% 10/30/18 (c)	11,550,000	11,547,967
ANZ Banking Group Ltd. 3 month U.S. LIBOR + 0.500% 2.8313% 8/19/20 (a)(b)(c)	7,000,000	7,027,112
ANZ National International Ltd.:
2.2% 7/17/20 (c)	825,000	807,765
2.75% 1/22/21 (c)	955,000	942,152
Banco de Credito del Peru 2.25% 10/25/19 (c)	280,000	276,360
Banco Santander Chile Mtn Rgs 2.5% 12/15/20 (c)	1,745,000	1,694,570
Banco Santander SA 3 month U.S. LIBOR + 1.120% 3.459% 4/12/23 (a)(b)	1,000,000	1,002,550
Bank of America Corp.:
3 month U.S. LIBOR + 0.380% 2.7416% 1/23/22 (a)(b)	15,825,000	15,770,699
3 month U.S. LIBOR + 0.650% 2.958% 10/1/21 (a)(b)	10,880,000	10,948,163
3 month U.S. LIBOR + 0.870% 3.178% 4/1/19 (a)(b)	22,130,000	22,278,870
3 month U.S. LIBOR + 1.160% 3.5187% 1/20/23 (a)(b)	1,480,000	1,503,650
2.503% 10/21/22	635,000	608,664
2.625% 4/19/21	715,000	703,563
Bank of Montreal:
3 month U.S. LIBOR + 0.440% 2.5645% 6/15/20 (a)(b)	11,600,000	11,642,189
3 month U.S. LIBOR + 0.460% 2.8016% 4/13/21 (a)(b)	960,000	962,527
3 month U.S. LIBOR + 0.600% 2.6714% 12/12/19 (a)(b)	5,000,000	5,028,250
1.75% 9/11/19	2,340,000	2,313,609
Bank of Nova Scotia:
3 month U.S. LIBOR + 0.290% 2.6206% 1/8/21 (a)(b)	10,000,000	9,982,546
3 month U.S. LIBOR + 0.830% 3.1777% 1/15/19 (a)(b)	5,000,000	5,024,724
Bank of Tokyo-Mitsubishi UFJ Ltd. 3 month U.S. LIBOR + 1.020% 3.1269% 9/14/18 (a)(b)(c)	5,000,000	5,013,663
Banque Federative du Credit Mutuel SA:
3 month U.S. LIBOR + 0.490% 2.8487% 7/20/20 (a)(b)(c)	15,000,000	15,056,201
2.2% 7/20/20 (c)	940,000	920,438
2.5% 10/29/18 (c)	1,405,000	1,403,650
Barclays Bank PLC:
3 month U.S. LIBOR + 0.460% 2.7973% 1/11/21 (a)(b)	11,000,000	11,005,731
3 month U.S. LIBOR + 0.650% 3.0131% 8/7/20 (a)(b)	15,000,000	15,052,300
2.65% 1/11/21	905,000	887,171
Barclays PLC:
3 month U.S. LIBOR + 1.625% 3.9625% 1/10/23 (a)(b)	1,035,000	1,053,274
2.75% 11/8/19	1,465,000	1,457,114
BB&T Corp.:
3 month U.S. LIBOR + 0.660% 3.0181% 2/1/19 (a)(b)	2,301,000	2,309,587
2.15% 2/1/21	1,160,000	1,133,428
BPCE SA:
2.5% 12/10/18	2,130,000	2,128,085
2.5% 7/15/19	630,000	626,378
Bpce Sr Mtn 3 month U.S. LIBOR + 1.220% 3.5494% 5/22/22 (a)(b)(c)	605,000	613,583
Branch Banking & Trust Co. 3 month U.S. LIBOR + 0.450% 2.7977% 1/15/20 (a)(b)	5,000,000	5,026,111
Canadian Imperial Bank of Commerce 3 month U.S. LIBOR + 0.520% 2.5452% 9/6/19 (a)(b)	15,000,000	15,065,453
Capital One NA:
3 month U.S. LIBOR + 0.765% 2.8538% 9/13/19 (a)(b)	10,000,000	10,057,479
2.35% 8/17/18	915,000	914,762
2.35% 1/31/20	1,275,000	1,259,519
Citibank NA:
3 month U.S. LIBOR + 0.300% 2.6587% 10/20/20 (a)(b)	4,500,000	4,502,034
1.85% 9/18/19	7,000,000	6,920,711
Citigroup, Inc.:
3 month U.S. LIBOR + 0.790% 3.1275% 1/10/20 (a)(b)	5,905,000	5,940,843
3 month U.S. LIBOR + 0.860% 2.8949% 12/7/18 (a)(b)	10,000,000	10,036,726
3 month U.S. LIBOR + 0.930% 2.9649% 6/7/19 (a)(b)	25,000,000	25,172,419
2.05% 6/7/19	510,000	505,839
2.9% 12/8/21	1,495,000	1,469,450
Citizens Bank NA:
3 month U.S. LIBOR + 0.540% 2.5572% 3/2/20 (a)(b)	15,000,000	15,049,866
3 month U.S. LIBOR + 0.570% 2.8894% 5/26/20 (a)(b)	10,000,000	10,033,091
2.25% 3/2/20	685,000	674,848
2.45% 12/4/19	260,000	258,270
2.55% 5/13/21	520,000	509,467
Commonwealth Bank of Australia:
3 month U.S. LIBOR + 0.640% 3.0031% 11/7/19 (a)(b)(c)	10,000,000	10,065,136
3 month U.S. LIBOR + 0.790% 3.1529% 11/2/18 (a)(b)(c)	12,578,000	12,615,449
1.75% 11/2/18	2,126,000	2,118,727
Credit Agricole SA:
3 month U.S. LIBOR + 0.970% 3.0414% 6/10/20 (a)(b)(c)	13,280,000	13,452,640
3 month U.S. LIBOR + 1.020% 3.3792% 4/24/23 (a)(b)(c)	675,000	675,110
Credit Suisse New York Branch 5.4% 1/14/20	200,000	206,903
Danske Bank A/S 2.2% 3/2/20 (c)	1,345,000	1,323,959
Discover Bank:
2.6% 11/13/18	590,000	589,836
7% 4/15/20	1,610,000	1,705,605
Fifth Third Bank:
3 month U.S. LIBOR + 0.590% 2.8816% 9/27/19 (a)(b)	5,000,000	5,020,574
3 month U.S. LIBOR + 0.910% 3.2413% 8/20/18 (a)(b)	5,000,000	5,005,063
First Niagara Financial Group, Inc. 7.25% 12/15/21	325,000	363,316
HSBC Holdings PLC 3 month U.S. LIBOR + 0.600% 2.9256% 5/18/21 (a)(b)	6,165,000	6,172,151
HSBC U.S.A., Inc.:
3 month U.S. LIBOR + 0.610% 2.965% 11/13/19 (a)(b)	15,000,000	15,078,105
2.35% 3/5/20	995,000	984,000
Huntington National Bank:
3 month U.S. LIBOR + 0.510% 2.5814% 3/10/20 (a)(b)	9,027,000	9,048,145
2.2% 11/6/18	770,000	769,123
2.375% 3/10/20	1,465,000	1,447,435
ING Bank NV 3 month U.S. LIBOR + 0.690% 2.998% 10/1/19 (a)(b)(c)	5,000,000	5,027,352
ING Groep NV 3 month U.S. LIBOR + 1.150% 3.452% 3/29/22 (a)(b)	735,000	749,333
Intesa Sanpaolo SpA:
3.375% 1/12/23 (c)	710,000	664,910
3.875% 1/15/19	875,000	876,145
JP Morgan Chase Bank NA:
3 month U.S. LIBOR + 0.280% 2.604% 2/1/21 (a)(b)	595,000	591,178
3 month U.S. LIBOR + 0.400% 2.6725% 9/21/18 (a)(b)	10,000,000	10,009,252
3 month U.S. LIBOR + 0.590% 2.8611% 9/23/19 (a)(b)	10,000,000	10,061,594
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 0.550% 2.6073% 3/9/21 (a)(b)	1,485,000	1,489,935
3 month U.S. LIBOR + 0.955% 3.3166% 1/23/20 (a)(b)	7,111,000	7,194,961
4.25% 10/15/20	390,000	399,469
4.4% 7/22/20	235,000	241,625
4.95% 3/25/20	315,000	326,166
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.8607% 5/7/21 (a)(b)	5,000,000	4,998,250
Manufacturers & Traders Trust Co. 3 month U.S. LIBOR + 0.270% 2.6295% 1/25/21 (a)(b)	10,000,000	10,001,922
Mitsubishi UFJ Financial Group, Inc. 3 month U.S. LIBOR + 0.920% 3.2494% 2/22/22 (a)(b)	840,000	849,719
Mizuho Bank Ltd.:
3 month U.S. LIBOR + 1.190% 3.5487% 10/20/18 (a)(b)(c)	10,000,000	10,044,783
2.15% 10/20/18 (c)	690,000	688,718
Nordea Bank AB:
3 month U.S. LIBOR + 0.470% 2.7894% 5/29/20 (a)(b)(c)	10,000,000	10,033,143
3 month U.S. LIBOR + 0.840% 3.0175% 9/17/18 (a)(b)(c)	14,000,000	14,032,482
PNC Bank NA:
3 month U.S. LIBOR + 0.360% 2.6913% 5/19/20 (a)(b)	10,000,000	10,030,122
1.8% 11/5/18	1,300,000	1,296,273
PNC Financial Services Group, Inc. 3 month U.S. LIBOR + 0.250% 2.6131% 8/7/18 (a)(b)	10,000,000	10,003,495
Rabobank (Netherlands) NV 3.95% 11/9/22	650,000	647,407
Rabobank Nederland New York Branch 3 month U.S. LIBOR + 0.430% 2.7917% 4/26/21 (a)(b)	10,000,000	10,004,331
Regions Bank 3 month U.S. LIBOR + 0.380% 2.688% 4/1/21 (a)(b)	11,385,000	11,386,063
Royal Bank of Canada:
3 month U.S. LIBOR + 0.350% 2.3972% 3/2/20 (a)(b)	10,000,000	10,022,950
1.5% 6/7/18	5,000,000	4,999,639
Royal Bank of Scotland Group PLC 6.4% 10/21/19	295,000	307,404
Santander UK Group Holdings PLC 2.875% 10/16/20	820,000	811,843
Skandinaviska Enskilda Banken AB 1.5% 9/13/19	1,480,000	1,454,862
Standard Chartered PLC:
2.1% 8/19/19 (c)	390,000	385,570
2.4% 9/8/19 (c)	245,000	242,691
Sumitomo Mitsui Banking Corp.:
3 month U.S. LIBOR + 0.350% 2.7028% 1/17/20 (a)(b)	17,048,000	17,065,139
3 month U.S. LIBOR + 0.540% 2.8773% 1/11/19 (a)(b)	17,900,000	17,948,261
1.762% 10/19/18	435,000	433,948
Sumitomo Mitsui Trust Bank Ltd. 1.95% 9/19/19 (c)	605,000	597,047
SunTrust Bank 3 month U.S. LIBOR + 0.530% 2.8888% 1/31/20 (a)(b)	10,000,000	10,050,341
SunTrust Banks, Inc. 2.35% 11/1/18	645,000	644,433
Svenska Handelsbanken AB 3 month U.S. LIBOR + 0.470% 2.8% 5/24/21 (a)(b)	5,000,000	5,003,385
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.240% 2.5995% 1/25/21 (a)(b)	11,565,000	11,535,856
3 month U.S. LIBOR + 0.650% 3.005% 8/13/19 (a)(b)	10,000,000	10,059,552
U.S. Bancorp 3 month U.S. LIBOR + 0.490% 2.8325% 11/15/18 (a)(b)	6,505,000	6,516,362
U.S. Bank NA:
3 month U.S. LIBOR + 0.150% 2.48% 5/24/19 (a)(b)	10,000,000	10,002,405
3 month U.S. LIBOR + 0.320% 2.6817% 4/26/21 (a)(b)	1,545,000	1,545,025
Wells Fargo & Co.:
3 month U.S. LIBOR + 0.400% 2.5069% 9/14/18 (a)(b)	5,000,000	5,005,215
3 month U.S. LIBOR + 0.880% 3.2416% 7/22/20 (a)(b)	1,900,000	1,920,277
2.55% 12/7/20	95,000	93,653
Wells Fargo Bank NA:
3 month U.S. LIBOR + 0.230% 2.5777% 1/15/20 (a)(b)	10,000,000	10,006,904
3 month U.S. LIBOR + 0.500% 2.8194% 11/28/18 (a)(b)	10,000,000	10,018,747
Westpac Banking Corp.:
3 month U.S. LIBOR + 0.560% 2.8913% 8/19/19 (a)(b)	9,250,000	9,293,253
3 month U.S. LIBOR + 0.740% 3.07% 11/23/18 (a)(b)	5,000,000	5,015,921
		673,759,283
Capital Markets - 2.0%
Cboe Global Markets, Inc. 1.95% 6/28/19	620,000	614,110
Charles Schwab Corp. 3 month U.S. LIBOR + 0.320% 2.6513% 5/21/21 (a)(b)	990,000	989,222
Deutsche Bank AG London Branch:
3 month U.S. LIBOR + 1.450% 3.8051% 1/18/19 (a)(b)	19,490,000	19,581,798
3 month U.S. LIBOR + 1.910% 4.2625% 5/10/19 (a)(b)	10,000,000	10,070,000
Deutsche Bank AG New York Branch 3 month U.S. LIBOR + 0.800% 3.1766% 1/22/21 (a)(b)	10,000,000	9,805,600
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.780% 3.1388% 10/31/22 (a)(b)	510,000	509,990
3 month U.S. LIBOR + 0.800% 2.8888% 12/13/19 (a)(b)	15,000,000	15,116,044
3 month U.S. LIBOR + 1.040% 3.3995% 4/25/19 (a)(b)	3,866,000	3,897,571
3 month U.S. LIBOR + 1.100% 3.4425% 11/15/18 (a)(b)	10,000,000	10,048,600
3 month U.S. LIBOR + 1.110% 3.4717% 4/26/22 (a)(b)	1,140,000	1,153,056
3 month U.S. LIBOR + 1.200% 3.3245% 9/15/20 (a)(b)	4,670,000	4,748,816
1.95% 7/23/19	525,000	520,402
2.3% 12/13/19	810,000	802,842
2.75% 9/15/20	220,000	217,906
5.375% 3/15/20	395,000	410,499
6% 6/15/20	120,000	126,828
Legg Mason, Inc. 2.7% 7/15/19	185,000	184,585
Moody's Corp. 3 month U.S. LIBOR + 0.350% 2.3746% 9/4/18 (a)(b)	15,000,000	15,006,490
Morgan Stanley:
3 month U.S. LIBOR + 0.550% 2.9025% 2/10/21 (a)(b)	11,225,000	11,255,308
3 month U.S. LIBOR + 0.740% 3.1016% 7/23/19 (a)(b)	5,000,000	5,026,270
3 month U.S. LIBOR + 0.800% 3.155% 2/14/20 (a)(b)	10,000,000	10,035,592
3 month U.S. LIBOR + 0.850% 3.2092% 1/24/19 (a)(b)	1,530,000	1,536,784
3 month U.S. LIBOR + 1.375% 3.7331% 2/1/19 (a)(b)	20,000,000	20,160,135
2.45% 2/1/19	880,000	878,325
5.5% 1/26/20	300,000	311,817
5.5% 7/24/20	670,000	702,364
S&P Global, Inc. 2.5% 8/15/18	230,000	230,024
UBS AG London Branch 3 month U.S. LIBOR + 0.580% 2.6273% 6/8/20 (a)(b)(c)	23,790,000	23,880,140
UBS AG Stamford Branch 3 month U.S. LIBOR + 0.640% 2.995% 8/14/19 (a)(b)	4,329,000	4,349,460
UBS Group Funding AG 3 month U.S. LIBOR + 1.220% 3.5494% 5/23/23 (a)(b)(c)	880,000	894,450
UBS Group Funding Ltd. 3% 4/15/21 (c)	1,495,000	1,474,808
		174,539,836
Consumer Finance - 1.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19	485,000	488,409
3.95% 2/1/22	1,070,000	1,072,211
American Express Credit Corp.:
3 month U.S. LIBOR + 0.330% 2.6838% 5/3/19 (a)(b)	5,000,000	5,010,868
3 month U.S. LIBOR + 0.430% 2.4546% 3/3/20 (a)(b)	15,000,000	15,054,524
Capital One Bank U.S.A. NA 8.8% 7/15/19	615,000	651,543
Capital One Financial Corp.:
3 month U.S. LIBOR + 0.760% 3.115% 5/12/20 (a)(b)	10,000,000	10,055,965
2.4% 10/30/20	350,000	342,722
Caterpillar Financial Services Corp. 3 month U.S. LIBOR + 0.510% 2.8475% 1/10/20 (a)(b)	5,000,000	5,029,062
Ford Motor Credit Co. LLC:
3 month U.S. LIBOR + 0.900% 3.0245% 6/15/18 (a)(b)	22,000,000	22,004,869
3 month U.S. LIBOR + 1.000% 3.3306% 1/9/20 (a)(b)	7,000,000	7,055,095
2.021% 5/3/19	895,000	887,624
2.551% 10/5/18	1,385,000	1,385,084
3.47% 4/5/21	415,000	414,959
Hyundai Capital America:
1.75% 9/27/19 (c)	545,000	534,315
2% 7/1/19 (c)	480,000	473,191
2.4% 10/30/18 (c)	850,000	848,201
2.5% 3/18/19 (c)	1,455,000	1,447,286
2.55% 2/6/19 (c)	425,000	423,386
Toyota Motor Credit Corp. 3 month U.S. LIBOR + 0.820% 3.1513% 2/19/19 (a)(b)	15,000,000	15,076,448
		88,255,762
Diversified Financial Services - 0.4%
Berkshire Hathaway Finance Corp.:
3 month U.S. LIBOR + 0.250% 2.5873% 1/11/19 (a)(b)	10,000,000	10,018,090
3 month U.S. LIBOR + 0.690% 2.8145% 3/15/19 (a)(b)	10,000,000	10,051,000
Boral Finance Pty Ltd. 3% 11/1/22 (c)	135,000	130,989
Brixmor Operating Partnership LP 3.875% 8/15/22	170,000	169,766
Broadcom Corp./Broadcom Cayman LP:
2.375% 1/15/20	1,640,000	1,621,118
3% 1/15/22	1,540,000	1,502,054
CNH Industrial Capital LLC:
3.375% 7/15/19	530,000	530,530
3.875% 10/15/21	1,190,000	1,188,513
4.375% 11/6/20	340,000	346,800
ENEL Finance International NV 2.875% 5/25/22 (c)	1,175,000	1,124,570
USAA Capital Corp. 3 month U.S. LIBOR + 0.230% 2.5881% 2/1/19 (a)(b)(c)	7,140,000	7,150,130
		33,833,560
Insurance - 0.7%
ACE INA Holdings, Inc. 2.3% 11/3/20	970,000	955,113
AIA Group Ltd. 2.25% 3/11/19 (c)	336,000	333,472
American International Group, Inc.:
2.3% 7/16/19	750,000	745,403
6.4% 12/15/20	375,000	404,335
Aon Corp. 5% 9/30/20	135,000	140,238
Aon PLC 2.8% 3/15/21	1,320,000	1,300,199
Lincoln National Corp. 4% 9/1/23	270,000	273,924
Marsh & McLennan Companies, Inc. 2.55% 10/15/18	575,000	574,880
MassMutual Global Funding II 1.55% 10/11/19 (c)	1,476,000	1,453,723
Metropolitan Life Global Funding I:
3 month U.S. LIBOR + 0.340% 2.4469% 9/14/18(a)(b)(c)	10,000,000	10,010,210
3 month U.S. LIBOR + 0.400% 2.4714% 6/12/20 (a)(b)(c)	10,000,000	10,051,210
1.75% 9/19/19 (c)	1,545,000	1,524,014
New York Life Global Funding:
3 month U.S. LIBOR + 0.390% 2.7492% 10/24/19 (a)(b)(c)	10,000,000	10,048,166
1.55% 11/2/18 (c)	2,430,000	2,421,478
Principal Financial Group, Inc. 1.5% 4/18/19 (c)	550,000	544,287
Principal Life Global Funding II 2.2% 4/8/20 (c)	1,000,000	987,079
Provident Companies, Inc. 7% 7/15/18	265,000	266,350
Prudential Financial, Inc. 3 month U.S. LIBOR + 0.780% 3.1225% 8/15/18 (a)(b)	19,374,000	19,405,710
Reinsurance Group of America, Inc.:
5% 6/1/21	125,000	130,382
6.45% 11/15/19	1,100,000	1,152,340
Trinity Acquisition PLC 3.5% 9/15/21	335,000	332,436
Xlit Ltd. 2.3% 12/15/18	925,000	922,864
		63,977,813

TOTAL FINANCIALS		1,034,366,254

HEALTH CARE - 0.9%
Biotechnology - 0.0%
AbbVie, Inc. 2.3% 5/14/21	850,000	828,614
Baxalta, Inc.:
3 month U.S. LIBOR + 0.780% 3.0281% 6/22/18 (a)(b)	515,000	514,998
2% 6/22/18	175,000	174,953
Biogen, Inc. 2.9% 9/15/20	510,000	507,993
Celgene Corp.:
2.875% 8/15/20	630,000	625,975
2.875% 2/19/21	675,000	666,743
		3,319,276
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories:
2.35% 11/22/19	1,562,000	1,553,100
2.9% 11/30/21	1,075,000	1,062,398
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 2.9436% 12/29/20 (a)(b)	5,824,000	5,838,594
2.404% 6/5/20	1,195,000	1,174,291
2.675% 12/15/19	1,785,000	1,775,131
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 2.9275% 3/19/21 (a)(b)	3,220,000	3,227,780
		14,631,294
Health Care Providers & Services - 0.5%
Anthem, Inc. 2.5% 11/21/20	665,000	654,964
Catholic Health Initiatives 2.6% 8/1/18	745,000	745,235
CVS Health Corp.:
3 month U.S. LIBOR + 0.630% 2.6873% 3/9/20 (a)(b)	620,000	622,797
3 month U.S. LIBOR + 0.720% 2.7773% 3/9/21 (a)(b)	6,025,000	6,064,358
1.9% 7/20/18	11,033,000	11,025,167
3.125% 3/9/20	815,000	816,052
3.35% 3/9/21	1,335,000	1,337,581
Express Scripts Holding Co.:
3 month U.S. LIBOR + 0.750% 2.7563% 11/30/20 (a)(b)	14,225,000	14,236,080
2.25% 6/15/19	160,000	159,021
HCA Holdings, Inc. 3.75% 3/15/19	2,875,000	2,889,375
Humana, Inc. 2.625% 10/1/19	890,000	886,139
Medco Health Solutions, Inc. 4.125% 9/15/20	710,000	722,615
Universal Health Services, Inc. 3.75% 8/1/19 (c)	750,000	750,000
WellPoint, Inc. 2.3% 7/15/18	995,000	994,722
		41,904,106
Pharmaceuticals - 0.2%
Johnson & Johnson 1.95% 11/10/20	460,000	452,381
Roche Holdings, Inc. 2.25% 9/30/19 (c)	10,000,000	9,937,395
Shire Acquisitions Investments Ireland DAC 1.9% 9/23/19	3,315,000	3,267,342
Teva Pharmaceutical Finance Netherlands III BV:
1.7% 7/19/19	2,280,000	2,227,461
2.2% 7/21/21	85,000	78,064
		15,962,643

TOTAL HEALTH CARE		75,817,319

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.1%
General Dynamics Corp.:
3 month U.S. LIBOR + 0.290% 2.6458% 5/11/20 (a)(b)	325,000	325,439
3 month U.S. LIBOR + 0.380% 2.7358% 5/11/21 (a)(b)	550,000	550,624
Harris Corp. 2.7% 4/27/20	1,090,000	1,082,264
Northrop Grumman Corp. 2.08% 10/15/20	1,600,000	1,565,328
Rockwell Collins, Inc. 1.95% 7/15/19	455,000	450,318
		3,973,973
Air Freight & Logistics - 0.0%
United Parcel Service, Inc. 2.5% 4/1/23	435,000	420,781
Airlines - 0.0%
Delta Air Lines, Inc.:
2.6% 12/4/20	290,000	285,024
2.875% 3/13/20	1,880,000	1,869,247
3.8% 4/19/23	410,000	407,158
Southwest Airlines Co. 2.75% 11/6/19	640,000	637,422
		3,198,851
Electrical Equipment - 0.0%
Fortive Corp. 1.8% 6/15/19	145,000	143,221
Industrial Conglomerates - 0.2%
Honeywell International, Inc.:
3 month U.S. LIBOR + 0.350% 2.6388% 10/30/19 (a)(b)	15,000,000	15,050,509
1.8% 10/30/19	1,065,000	1,053,571
Roper Technologies, Inc.:
2.05% 10/1/18	1,775,000	1,772,835
3% 12/15/20	195,000	194,166
		18,071,081
Machinery - 0.4%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.180% 2.2052% 12/6/18 (a)(b)	10,000,000	10,004,607
3 month U.S. LIBOR + 0.230% 2.3545% 3/15/21 (a)(b)	5,000,000	5,003,272
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.160% 2.4906% 1/8/21 (a)(b)	8,720,000	8,705,339
3 month U.S. LIBOR + 0.240% 2.3307% 3/12/21 (a)(b)	5,000,000	5,020,048
3 month U.S. LIBOR + 0.570% 2.9006% 1/8/19 (a)(b)	5,000,000	5,012,508
Stanley Black & Decker, Inc.:
1.622% 11/17/18	80,000	79,657
2.451% 11/17/18	2,660,000	2,657,582
		36,483,013
Professional Services - 0.0%
Equifax, Inc.:
3 month U.S. LIBOR + 0.870% 3.1389% 8/15/21 (a)(b)	610,000	610,538
2.3% 6/1/21	305,000	294,380
3.6% 8/15/21	450,000	451,025
		1,355,943
Road & Rail - 0.1%
Eastern Creation II Investment Holdings Ltd. 2.75% 9/26/20	615,000	603,313
J.B. Hunt Transport Services, Inc. 2.4% 3/15/19	235,000	234,337
Kansas City Southern 2.35% 5/15/20	1,515,000	1,490,110
Penske Truck Leasing Co. LP:
2.5% 6/15/19 (c)	925,000	920,079
2.875% 7/17/18 (c)	1,675,000	1,675,945
3.2% 7/15/20 (c)	1,710,000	1,707,982
		6,631,766
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/20	1,285,000	1,261,976
2.5% 3/1/21	275,000	269,010
GATX Corp.:
2.375% 7/30/18	1,005,000	1,005,010
2.5% 7/30/19	660,000	655,549
2.6% 3/30/20	1,195,000	1,183,647
International Lease Finance Corp. 6.25% 5/15/19	790,000	813,276
		5,188,468

TOTAL INDUSTRIALS		75,467,097

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment & Components - 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 3.48% 6/1/19 (c)	2,473,000	2,482,494
Keysight Technologies, Inc. 3.3% 10/30/19	3,710,000	3,704,023
		6,186,517
Internet Software & Services - 0.1%
Alibaba Group Holding Ltd. 2.5% 11/28/19	1,965,000	1,954,326
Baidu.com, Inc. 2.75% 6/9/19	2,665,000	2,655,529
eBay, Inc. 2.15% 6/5/20	805,000	791,057
Tencent Holdings Ltd.:
2.875% 2/11/20 (c)	1,555,000	1,550,487
3.375% 5/2/19 (c)	1,080,000	1,086,147
		8,037,546
IT Services - 0.0%
DXC Technology Co.:
3 month U.S. LIBOR + 0.950% 2.9563% 3/1/21 (a)(b)	1,860,000	1,861,895
2.875% 3/27/20	975,000	969,471
Fidelity National Information Services, Inc.:
2.25% 8/15/21	1,080,000	1,041,642
3.625% 10/15/20	260,000	262,706
		4,135,714
Semiconductors & Semiconductor Equipment - 0.0%
Analog Devices, Inc. 2.85% 3/12/20	3,085,000	3,077,882
Microchip Technology, Inc. 3.922% 6/1/21 (c)	405,000	407,050
Qualcomm, Inc. 2.1% 5/20/20	615,000	613,338
		4,098,270
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.:
3 month U.S. LIBOR + 0.140% 2.5029% 8/2/19 (a)(b)	10,000,000	10,017,745
1.8% 11/13/19	1,425,000	1,412,937
Hewlett Packard Enterprise Co.:
2.1% 10/4/19 (c)	595,000	587,960
2.85% 10/5/18	915,000	915,840
Seagate HDD Cayman 3.75% 11/15/18	865,000	866,708
Xerox Corp.:
2.75% 3/15/19	1,365,000	1,361,744
5.625% 12/15/19	1,125,000	1,158,828
		16,321,762

TOTAL INFORMATION TECHNOLOGY		38,779,809

MATERIALS - 0.2%
Chemicals - 0.1%
Air Liquide Finance 1.375% 9/27/19 (c)	1,470,000	1,443,121
CNAC HK Finbridge Co. Ltd. 4.125% 3/14/21 (Reg. S)	765,000	767,167
LyondellBasell Industries NV:
5% 4/15/19	200,000	202,500
6% 11/15/21	615,000	662,594
Sherwin-Williams Co. 2.25% 5/15/20	3,065,000	3,019,357
Solvay Finance America LLC 3.4% 12/3/20 (c)	1,875,000	1,878,622
Syngenta Finance NV 3.698% 4/24/20 (c)	940,000	941,927
		8,915,288
Construction Materials - 0.1%
Martin Marietta Materials, Inc.:
3 month U.S. LIBOR + 0.500% 2.7018% 12/20/19 (a)(b)	600,000	601,582
3 month U.S. LIBOR + 0.650% 2.9794% 5/22/20 (a)(b)	330,000	331,406
Vulcan Materials Co.:
3 month U.S. LIBOR + 0.600% 2.7245% 6/15/20 (a)(b)	790,000	790,158
3 month U.S. LIBOR + 0.650% 2.5698% 3/1/21 (a)(b)	1,620,000	1,622,138
		3,345,284
Containers & Packaging - 0.0%
Packaging Corp. of America 2.45% 12/15/20	555,000	545,446
Metals & Mining - 0.0%
Southern Copper Corp. 5.375% 4/16/20	510,000	531,147
Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA 7.25% 7/29/19	850,000	885,615

TOTAL MATERIALS		14,222,780

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Campus Communities Operating Partnership LP 3.35% 10/1/20	865,000	865,464
ARC Properties Operating Partnership LP 3% 2/6/19	2,630,000	2,630,584
Crown Castle International Corp.:
2.25% 9/1/21	1,195,000	1,151,707
3.4% 2/15/21	860,000	863,656
HCP, Inc. 2.625% 2/1/20	130,000	128,696
Kimco Realty Corp. 6.875% 10/1/19	455,000	477,001
		6,117,108
Real Estate Management & Development - 0.0%
China Overseas Finance Cayman 4.25% 5/8/19	925,000	932,565
WEA Finance LLC/Westfield UK & Europe Finance PLC:
2.7% 9/17/19 (c)	1,820,000	1,811,176
3.25% 10/5/20 (c)	235,000	234,711
		2,978,452

TOTAL REAL ESTATE		9,095,560

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
3 month U.S. LIBOR + 0.910% 3.2294% 11/27/18 (a)(b)	9,254,000	9,284,864
2.3% 3/11/19	690,000	687,705
BellSouth Corp. 4.333% 4/26/19 (a)(c)	10,000,000	10,125,000
British Telecommunications PLC 2.35% 2/14/19	5,000,000	4,982,792
Deutsche Telekom International Financial BV 3 month U.S. LIBOR + 0.580% 2.9328% 1/17/20 (a)(b)(c)	10,000,000	10,056,791
SBA Tower Trust:
2.877% 7/10/46 (c)	370,000	362,071
3.156% 10/15/20 (c)	265,000	260,185
3.448% 3/15/48 (c)	880,000	876,509
Telecom Italia Capital SA 6.999% 6/4/18	1,622,000	1,622,000
Telefonica Emisiones S.A.U. 5.134% 4/27/20	565,000	586,232
Telefonos de Mexico SA de CV 5.5% 11/15/19	1,045,000	1,081,511
Verizon Communications, Inc. 3 month U.S. LIBOR + 0.550% 2.8794% 5/22/20 (a)(b)	25,000,000	25,143,700
		65,069,360
Wireless Telecommunication Services - 0.0%
America Movil S.A.B. de CV 5% 10/16/19	180,000	184,803

TOTAL TELECOMMUNICATION SERVICES		65,254,163

UTILITIES - 1.0%
Electric Utilities - 0.5%
Duke Energy Corp. 3.55% 9/15/21	330,000	332,589
FirstEnergy Corp. 2.85% 7/15/22	885,000	859,458
Florida Power & Light Co. 3 month U.S. LIBOR + 0.280% 2.6431% 11/6/20 (a)(b)	10,000,000	10,000,449
Georgia Power Co. 1.95% 12/1/18	460,000	458,408
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.9416% 3/27/20 (a)(b)	1,770,000	1,770,878
NextEra Energy Capital Holdings, Inc.:
1.649% 9/1/18	1,025,000	1,022,455
2.3% 4/1/19	375,000	373,658
PNM Resources, Inc. 3.25% 3/9/21	995,000	991,059
PPL Capital Funding, Inc. 1.9% 6/1/18	865,000	865,000
Southern Co.:
1.55% 7/1/18	10,365,000	10,358,677
1.85% 7/1/19	11,295,000	11,173,626
2.35% 7/1/21	280,000	272,426
State Grid Overseas Investment Ltd. 2.25% 5/4/20 (c)	2,235,000	2,193,489
		40,672,172
Gas Utilities - 0.2%
ENN Energy Holdings Ltd.:
3.25% 10/23/19 (Reg. S)	900,000	893,288
6% 5/13/21 (c)	350,000	368,509
WGL Holdings, Inc.:
3 month U.S. LIBOR + 0.400% 2.7194% 11/29/19 (a)(b)	7,042,000	7,043,513
3 month U.S. LIBOR + 0.550% 2.6569% 3/12/20 (a)(b)	7,520,000	7,524,684
		15,829,994
Independent Power and Renewable Electricity Producers - 0.0%
Exelon Generation Co. LLC:
2.95% 1/15/20	810,000	808,348
5.2% 10/1/19	150,000	154,310
		962,658
Multi-Utilities - 0.3%
CMS Energy Corp. 8.75% 6/15/19	1,112,000	1,172,230
Dominion Resources, Inc.:
3 month U.S. LIBOR + 0.400% 2.4063% 12/1/20 (a)(b)(c)	10,000,000	9,980,733
1.5% 9/30/18 (c)	700,000	697,344
1.875% 1/15/19	415,000	412,674
2.579% 7/1/20 (a)	410,000	404,077
2.962% 7/1/19	330,000	329,509
NiSource Finance Corp. 6.8% 1/15/19	171,000	175,173
San Diego Gas & Electric Co. 1.914% 2/1/22	274,287	267,543
Sempra Energy:
3 month U.S. LIBOR + 0.500% 2.8477% 1/15/21 (a)(b)	15,575,000	15,594,484
1.625% 10/7/19	1,755,000	1,723,112
		30,756,879

TOTAL UTILITIES		88,221,703

TOTAL NONCONVERTIBLE BONDS
(Cost $1,712,944,099)		1,713,660,853

U.S. Government and Government Agency Obligations - 1.3%
U.S. Government Agency Obligations - 0.1%
Fannie Mae:
1.25% 8/17/21	$3,000,000	$2,870,889
1.5% 7/30/20	4,255,000	4,166,385
Federal Home Loan Bank 2.625% 5/28/20	4,780,000	4,791,840

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		11,829,114

U.S. Treasury Obligations - 1.2%
U.S. Treasury Notes:
0.75% 7/15/19	20,000,000	19,656,250
1.25% 1/31/20	6,435,000	6,315,852
1.375% 9/15/20	6,090,000	5,941,556
1.5% 6/15/20	4,500,000	4,417,031
1.625% 11/30/20 (d)	59,560,000	58,294,350
1.875% 12/15/20	4,520,000	4,449,905
2.375% 4/30/20	4,650,000	4,645,459

TOTAL U.S. TREASURY OBLIGATIONS		103,720,403

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $117,205,396)		115,549,517

U.S. Government Agency - Mortgage Securities - 0.3%
Fannie Mae - 0.2%
12 month U.S. LIBOR + 1.528% 3.291% 7/1/35 (a)(b)	13,707	14,401
12 month U.S. LIBOR + 1.557% 3.342% 12/1/35 (a)(b)	8,830	9,274
12 month U.S. LIBOR + 1.655% 3.428% 8/1/37 (a)(b)	10,729	11,306
12 month U.S. LIBOR + 1.690% 3.534% 5/1/38 (a)(b)	139,479	146,761
12 month U.S. LIBOR + 1.788% 3.732% 5/1/38 (a)(b)	28,353	29,735
12 month U.S. LIBOR + 1.829% 3.658% 5/1/38 (a)(b)	53,386	56,237
12 month U.S. LIBOR + 1.830% 3.615% 4/1/38 (a)(b)	23,804	24,914
12 month U.S. LIBOR + 1.853% 3.603% 8/1/38 (a)(b)	12,505	13,242
12 month U.S. LIBOR + 2.040% 3.79% 12/1/36 (a)(b)	15,306	16,179
6 month U.S. LIBOR + 1.363% 3.193% 10/1/33 (a)(b)	51,423	53,302
3% 2/1/30	38,125	38,094
3.5% 11/1/26 to 3/1/33	3,534,171	3,585,897
4% 3/1/47	2,382,933	2,436,144
4.5% 5/1/19 to 3/1/46	4,834,395	5,046,446
5% 11/1/18 to 6/1/39	2,142,113	2,278,623
5.5% 7/1/20 to 5/1/40	3,380,344	3,661,333
6% 1/1/22 to 1/1/41	995,428	1,090,666
6.5% 7/1/32 to 12/1/32	142,401	158,944

TOTAL FANNIE MAE		18,671,498

Fannie Mae Connecticut Avenue Securities - 0.0%
1 month U.S. LIBOR + 0.750% 2.7097% 2/25/30 (a)(b)	458,280	458,729
Freddie Mac - 0.0%
12 month U.S. LIBOR + 1.591% 3.341% 9/1/35 (a)(b)	8,189	8,595
12 month U.S. LIBOR + 1.625% 3.375% 7/1/38 (a)(b)	25,244	26,472
12 month U.S. LIBOR + 1.625% 3.413% 6/1/38 (a)(b)	41,397	43,393
12 month U.S. LIBOR + 1.726% 3.484% 7/1/35 (a)(b)	19,686	20,762
12 month U.S. LIBOR + 1.733% 3.56% 10/1/36 (a)(b)	68,437	72,212
12 month U.S. LIBOR + 1.733% 3.608% 2/1/37 (a)(b)	10,278	10,808
12 month U.S. LIBOR + 1.766% 3.625% 5/1/38 (a)(b)	25,886	27,191
12 month U.S. LIBOR + 1.775% 3.539% 5/1/37 (a)(b)	15,155	15,913
12 month U.S. LIBOR + 1.800% 3.64% 2/1/37 (a)(b)	12,566	13,209
12 month U.S. LIBOR + 1.965% 3.709% 11/1/36 (a)(b)	4,944	5,232
12 month U.S. LIBOR + 1.983% 3.761% 12/1/36 (a)(b)	7,539	7,983
12 month U.S. LIBOR + 2.076% 4.052% 2/1/38 (a)(b)	54,377	57,209
12 month U.S. LIBOR + 2.149% 3.976% 2/1/37 (a)(b)	23,893	24,719
U.S. TREASURY 1 YEAR INDEX + 2.347% 3.079% 11/1/34 (a)(b)	18,789	19,729
4.5% 10/1/19	11,735	11,847
5% 10/1/18 to 12/1/23	307,413	318,967
5.5% 11/1/21 to 10/1/38	63,870	66,650
6% 7/1/21 to 1/1/38	205,322	226,804

TOTAL FREDDIE MAC		977,695

Ginnie Mae - 0.1%
6% 7/15/36	321,289	358,863
4.5% 9/20/40	183,200	193,540
5% 12/20/34 to 4/20/48	4,696,343	4,961,153

TOTAL GINNIE MAE		5,513,556

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $25,883,981)		25,621,478

Asset-Backed Securities - 7.1%
Allegro CLO Ltd. Series 2015-1A Class AR, 3 month U.S. LIBOR + 0.840% 3.1995% 7/25/27 (a)(b)(c)	$1,225,000	$1,226,196
Ally Auto Receivables Trust:
Series 2015-1 Class A4, 1.75% 5/15/20	340,000	338,783
Series 2015-2 Class C, 2.41% 1/15/21 (c)	1,110,000	1,107,629
Series 2016-1 Class D, 2.84% 9/15/22	390,000	389,136
Series 2017-1 Class A2, 1.45% 10/15/19	1,227,144	1,226,188
Series 2017-2:
Class A2, 1.49% 11/15/19	1,913,652	1,910,386
Class C, 2.46% 9/15/22	745,000	734,360
Class D, 2.93% 11/15/23	200,000	196,661
Series 2018-1 Class A2, 2.08% 9/15/20	4,266,000	4,255,739
Ally Master Owner Trust:
Series 2015-2 Class A1, 1 month U.S. LIBOR + 0.570% 2.4669% 1/15/21 (a)(b)	7,152,000	7,170,792
Series 2017-1 Class A, 1 month U.S. LIBOR + 0.400% 2.2969% 2/15/21 (a)(b)	10,000,000	10,008,459
Series 2017-2 Class A, 1 month U.S. LIBOR + 0.340% 2.2369% 6/15/21 (a)(b)	410,000	410,440
Series 2017-3 Class A1, 1 month U.S. LIBOR + 0.500% 2.3269% 6/15/22 (a)(b)	310,000	310,987
Series 2018-1 Class A1:
1 month U.S. LIBOR + 0.000% 2.1769% 1/17/23 (a)(b)	8,383,000	8,386,142
2.7% 1/17/23	1,905,000	1,891,386
AmeriCredit Automobile Receivables Trust:
Series 2014-1 Class E, 3.58% 8/9/21 (c)	385,000	386,245
Series 2014-2 Class E, 3.37% 11/8/21 (c)	815,000	817,554
Series 2014-3:
Class C, 2.58% 9/8/20	943,609	943,614
Class D, 3.13% 10/8/20	955,000	957,677
Class E, 3.72% 3/8/22 (c)	340,000	340,549
Series 2014-4:
Class C, 2.47% 11/9/20	505,000	504,652
Class E, 3.66% 3/8/22	325,000	325,086
Series 2015, Class D, 3% 6/8/21	540,000	539,983
Series 2015-3 Class D, 3.34% 8/8/21	680,000	682,655
Americredit Automobile Receivables Trust Series 2015-4 Class A3, 1.7% 7/8/20	153,656	153,438
AmeriCredit Automobile Receivables Trust:
Series 2016-1:
Class A3, 1.81% 10/8/20	78,227	78,087
Class C, 2.89% 1/10/22	1,855,000	1,854,278
Series 2016-3 Class D, 2.71% 9/8/22	810,000	797,776
Series 2016-4 Class A3, 1.53% 7/8/21	1,095,000	1,086,874
Series 2017-1:
Class C, 2.71% 8/18/22	240,000	237,682
Class D, 3.13% 1/18/23	1,330,000	1,321,221
Series 2017-3:
Class B, 2.24% 6/19/23	395,000	388,274
Class C, 2.69% 6/19/23	420,000	414,046
Ari Fleet Lease Trust Series 2015-A Class A3, 1.67% 9/15/23 (c)	829,352	827,819
ARI Fleet Lease Trust:
Series 2016-A Class A2, 1.82% 7/15/24 (c)	256,320	255,904
Series 2017-A Class A2, 1.91% 4/15/26 (c)	263,040	261,610
Series 2018-A Class A2, 2.55% 10/15/26 (c)	605,000	602,107
Ascentium Equipment Receivables LLC:
Series 2016-2A Class A2, 1.77% 4/10/19 (c)	53,450	53,388
Series 2017-1A:
Class A2, 1.87% 7/10/19 (c)	220,256	219,743
Class A3, 2.29% 6/10/21 (c)	340,000	336,429
Series 2017-2 Class A3, 2.31% 12/10/21 (c)	880,000	866,216
Series 2018-1A Class A2, 2.92% 12/10/20 (c)	435,000	435,342
Avis Budget Rental Car Funding (AESOP) LLC:
Series 2013-2A:
Class A, 2.97% 2/20/20 (c)	295,000	295,205
Class B, 3.66% 2/20/20 (c)	595,000	596,437
Series 2014-1A Class A, 2.46% 7/20/20 (c)	330,000	328,797
Series 2014-2A Class A, 2.5% 2/20/21 (c)	2,685,000	2,664,295
Series 2015-2A Class A, 2.63% 12/20/21 (c)	510,000	503,817
Series 2016-1A Class A, 2.99% 6/20/22 (c)	610,000	605,850
Babson CLO Ltd. Series 2013-IA Class AR, 3 month U.S. LIBOR + 0.800% 2.5447% 1/20/28 (a)(b)(c)	1,525,000	1,522,328
Bank of America Credit Card Master Trust Series 2016-A1 Class A, 1 month U.S. LIBOR + 0.390% 2.3087% 10/15/21 (a)(b)	4,970,000	4,983,081
Bank of The West Auto Trust Series 2017-1 Class A2, 1.94% 2/15/21 (c)	6,053,880	6,023,707
BankBoston Home Equity Loan Trust Series 1998-2 Class A6, 6.64% 12/25/28 (MBIA Insured)	27,782	27,737
Bayview Opportunity Master Fund Series 2017-SPL4 Class A, 3.5% 1/28/55 (c)	513,886	514,588
Bayview Opportunity Master Fund Trust 3.5% 1/28/58 (a)(c)	1,691,980	1,693,811
Bayview Opportunity Master Funding Trust Series 2017-SPL5 Class A, 3.5% 6/28/57 (c)	1,456,931	1,461,882
BMW Vehicle Lease Trust:
Series 2016-2:
Class A2, 1.25% 1/22/19	53,803	53,767
Class A3, 1.43% 9/20/19	495,000	492,878
Series 2017-2:
Class A2A, 1.8% 2/20/20	4,899,026	4,880,422
Class A3, 2.07% 10/20/20	435,000	430,683
BMW Vehicles Lease Trust Series 2017-1 Class A3, 2.04% 5/20/20	570,000	566,612
California Republic Auto Receivables Trust Series 2015-1 Class B, 2.51% 2/16/21	295,000	293,603
Canadian Pacer Auto Receivables Trust:
Series 2017-A1 Class A2A, 1.772% 12/19/19 (c)	5,813,962	5,798,233
Series 2018-1A Class A2B, 1 month U.S. LIBOR + 3.880% 2.1828% 8/19/20 (a)(b)(c)	5,000,000	4,999,997
Capital Auto Receivables Asset Trust:
Series 2015-2 Class A3, 1.73% 9/20/19	20,113	20,105
Series 2016-1 Class A3, 1.73% 4/20/20	218,949	218,488
Series 2016-2 Class A4, 1.63% 1/20/21	385,000	381,139
Series 2016-3 Class A3, 1.54% 8/20/20	330,044	328,684
Series 2017-1:
Class B, 2.61% 5/20/22 (c)	145,000	142,628
Class C, 3.03% 9/20/22 (c)	235,000	231,462
Capital One Multi-Asset Execution Trust:
Series 2014-A3 Class A3, 1 month U.S. LIBOR + 0.380% 2.2987% 1/18/22 (a)(b)	4,000,000	4,008,202
Series 2016-16 Class A2, 1 month U.S. LIBOR + 0.630% 2.5487% 2/15/24 (a)(b)	13,275,000	13,432,299
Series 2016-A1 Class A1, 1 month U.S. LIBOR + 0.450% 2.3687% 2/15/22 (a)(b)	10,000,000	10,030,956
Carlyle Global Market Strategies Ltd. Series 2015-1A Class AR, 3 month U.S. LIBOR + 1.000% 3.3587% 4/20/27 (a)(b)(c)	915,000	914,755
CarMax Auto Owner Trust:
Series 2016-4:
Class A2, 1.21% 11/15/19	1,371,418	1,369,596
Class A3, 1.4% 8/15/21	1,145,000	1,130,084
Series 2017-1 Class A2, 1.6% 2/18/20	1,669,174	1,666,205
Series 2017-3 Class A2A, 1.64% 9/15/20	5,679,377	5,654,444
Series 2017-4:
Class A2A, 1.79% 4/15/21	5,000,000	4,973,539
Class C, 2.7% 10/16/23	205,000	198,972
CCG Receivables Trust:
Series 2015-1 Class B, 2.6% 1/17/23 (c)	300,000	299,458
Series 2016-1 Class A2, 1.69% 9/14/22 (c)	166,891	165,982
Chase Issuance Trust:
Series 2014-A5 Class A5, 1 month U.S. LIBOR + 0.370% 2.2887% 4/15/21 (a)(b)	10,000,000	10,024,844
Series 2016-A1 Class A, 1 month U.S. LIBOR + 0.940% 2.3287% 5/17/21 (a)(b)	10,000,000	10,027,449
Chesapeake Funding II LLC Series 2017-2A Class A2, 1 month U.S. LIBOR + 0.800% 2.3469% 5/15/29 (a)(b)(c)	8,952,109	8,952,310
Chrysler Capital Auto Receivables Trust:
Series 2014-B Class D, 3.44% 8/16/21 (c)	605,000	606,632
Series 2016-BA:
Class A2, 1.36% 1/15/20 (c)	80,971	80,957
Class A3, 1.64% 7/15/21 (c)	280,000	278,284
Citibank Credit Card Issuance Trust:
Series 2014-A6 Class A6, 2.15% 7/15/21	2,105,000	2,093,189
Series 2017-A1 Class A1, 1 month U.S. LIBOR + 0.250% 2.1888% 1/19/21 (a)(b)	10,000,000	10,010,997
Series 2017-A4 Class A4, 1 month U.S. LIBOR + 0.220% 2.1152% 4/7/22 (a)(b)	10,000,000	10,008,979
Series 2017-A9 Class A9, 1.8% 9/20/21	4,284,000	4,235,007
CNH Equipment Trust:
Series 2014-C Class A3, 1.05% 11/15/19	6,966	6,962
Series 2015-C:
Class A3, 1.66% 11/16/20	480,246	478,457
Class B, 2.4% 2/15/23	1,265,000	1,256,990
Series 2016-C Class A3, 1.44% 12/15/21	670,000	661,244
Dell Equipment Finance Trust Series 2017-2 Class A2A, 1.97% 2/24/20 (c)	6,594,338	6,570,397
Diamond Resorts Owner Trust:
Series 2013-2 Class A, 2.27% 5/20/26 (c)	67,168	67,140
Series 2014-1 Class A, 2.54% 5/20/27 (c)	170,548	169,958
Series 2015-1 Class A, 2.73% 7/20/27 (c)	124,213	123,722
Series 2015-2 Class A, 2.99% 5/22/28 (c)	140,972	140,085
Discover Card Master Trust:
Series 2012-A6 Class A6, 1.67% 1/18/22	2,805,000	2,772,962
Series 2014-A1 Class A1, 1 month U.S. LIBOR + 0.430% 2.3487% 7/15/21 (a)(b)	3,905,000	3,912,760
Series 2016-A2 Class A2, 1 month U.S. LIBOR + 0.540% 2.4587% 9/15/21 (a)(b)	10,000,000	10,032,883
DLL Securitization Trust Series 2017-A Class A2, 1.89% 7/15/20 (c)	14,970,000	14,902,502
Elara HGV Timeshare Issuer Series 2017-A Class A, 2.69% 3/25/30 (c)	375,593	368,586
Elara HGV Timeshare Issuer Trust Series 2014-A Class A, 2.53% 2/25/27 (c)	124,653	122,175
Enterprise Fleet Financing LLC:
Series 2015-2 Class A2, 1.59% 2/22/21 (c)	32,288	32,281
Series 2016-1 Class A2, 1.83% 9/20/21 (c)	755,356	753,884
Series 2016-2 Class A2, 1.74% 2/22/22 (c)	2,760,572	2,748,576
Series 2017-1 Class A2, 2.13% 7/20/22 (c)	311,910	310,248
Series 2017-2 Class A2, 1.97% 1/20/23 (c)	406,817	404,060
Series 2017-3 Class A2, 2.13% 5/22/23 (c)	1,415,000	1,402,148
Series 2018-1 Class A2, 2.87% 10/20/23 (c)	570,000	569,131
Fifth Third Auto Trust Series 2017-1 Class A2A, 1.59% 4/15/20	6,271,544	6,250,686
Ford Credit Auto Lease Trust:
Series 2017-A Class A4, 2.02% 6/15/20	1,200,000	1,191,284
Series 2017-B Class A4, 2.17% 2/15/21	545,000	538,818
Series 2018-A Class A2B, 1 month U.S. LIBOR + 0.350% 2.1387% 12/15/20 (a)(b)	5,000,000	5,001,056
Ford Credit Floorplan Master Owner Trust:
Series 2013-2 Class A, 2.09% 3/15/22 (c)	570,000	562,582
Series 2014-2 Class A, 1 month U.S. LIBOR + 0.500% 2.3969% 2/15/21 (a)(b)	6,200,000	6,217,740
Series 2015-2 Class A2, 1 month U.S. LIBOR + 0.570% 2.4669% 1/15/22 (a)(b)	7,054,000	7,092,916
Series 2016-3:
Class A1, 1.55% 7/15/21	1,360,000	1,342,073
Class B, 1.75% 7/15/21	425,000	419,852
Series 2016-4 Class A, 1 month U.S. LIBOR + 0.530% 2.4269% 7/15/20 (a)(b)	10,000,000	10,005,410
Series 2016-5 Class B, 2.16% 11/15/21	920,000	911,370
Series 2017-1:
Class A2, 1 month U.S. LIBOR + 0.680% 2.3169% 5/15/22 (a)(b)	10,000,000	10,029,638
Class B, 2.55% 5/15/22	830,000	818,090
Series 2017-2 Class A2, 1 month U.S. LIBOR + 0.620% 2.2469% 9/15/22 (a)(b)	10,000,000	10,016,920
Galaxy XXIX CLO Ltd. / Galaxy XXIX CLO LLC Series 2018-29A Class A, 3 month U.S. LIBOR + 0.790% 0% 11/15/26 (a)(b)(c)	2,465,000	2,465,000
GM Financial Automobile Leasing Trust:
Series 2015-3 Class A3, 1.69% 3/20/19	12,893	12,887
Series 2016-1 Class A3, 1.64% 7/20/19	489,186	488,455
Series 2016-2:
Class A3, 1.62% 9/20/19	774,556	772,332
Class C, 2.58% 3/20/20	2,230,000	2,222,601
Series 2017-1:
Class A2B, 1 month U.S. LIBOR + 0.370% 2.1678% 9/20/19 (a)(b)	3,393,174	3,394,078
Class A4, 2.26% 8/20/20	165,000	163,939
Series 2017-3:
Class A4, 2.12% 9/20/21	245,000	241,949
Class C, 2.73% 9/20/21	300,000	296,888
Series 2018-1 Class A2A, 2.39% 4/20/20	10,000,000	9,968,881
3.11% 12/20/21	435,000	432,766
GM Financial Securitized Auto Receivables Trust Series 2017-3A:
Class B, 2.33% 3/16/23 (c)	140,000	136,690
Class C, 2.52% 3/16/23 (c)	245,000	239,510
GM Financial Securitized Term Auto Receivables Trust Series 2018-2 Class A2B, 1 month U.S. LIBOR + 0.120% 2.0638% 5/17/21 (a)(b)	7,800,000	7,800,307
GM Financial Securitized Term Automobile Recievables Trust Series 2018-1 Class A2A, 2.14% 1/19/21	14,440,000	14,377,901
GMF Floorplan Owner Revolving Trust:
Series 2016-1:
Class A2, 1 month U.S. LIBOR + 0.850% 2.7469% 5/17/21 (a)(b)(c)	10,000,000	10,057,840
Class B, 2.26% 5/17/21 (c)	275,000	273,663
Class C, 2.76% 5/17/21 (c)	105,000	104,287
Series 2017-1:
Class A2, 1 month U.S. LIBOR + 1.200% 2.4669% 1/18/22 (a)(b)(c)	10,000,000	10,044,038
Class C, 2.97% 1/18/22 (c)	575,000	572,932
Series 2017-2 Class A2, 1 month U.S. LIBOR + 0.450% 2.3269% 7/15/22 (a)(b)(c)	10,000,000	10,022,592
Series 2017-3:
Class B, 2.26% 8/16/21 (c)	1,220,000	1,210,006
Class C, 2.46% 8/16/21 (c)	1,530,000	1,515,220
GreatAmerica Leasing Receivables Funding LLC:
Series 2016-1 Class A3, 1.73% 6/20/19 (c)	359,602	358,793
Series 2017-1:
Class A2, 1.72% 4/22/19 (c)	43,867	43,792
Class A3, 2.06% 6/22/20 (c)	100,000	99,400
2.6% 6/15/21 (c)	390,000	387,575
Hardee's Funding LLC / Carl's Jr. Funding LLC Series 2018-1A Class AI, 4.25% 6/20/48 (c)(e)	645,000	645,000
Hilton Grand Vacations Trust:
Series 2014-AA Class A, 1.77% 11/25/26 (c)	192,680	188,349
Series 2017-AA:
Class A, 2.66% 12/26/28 (c)	184,213	181,477
Class B, 2.96% 12/26/28 (a)(c)	126,421	123,928
Honda Auto Receivables Owner Trust Series 2016-4 Class A4, 1.36% 1/18/23	805,000	786,003
Hyundai Auto Lease Securitization Trust:
Series 2016-A Class A3, 2.01% 7/15/19 (c)	73,124	73,080
Series 2016-B Class A4, 1.68% 4/15/20 (c)	235,000	233,993
Series 2016-C Class A4, 1.65% 7/15/20 (c)	645,000	640,538
Series 2017-A Class A2A, 1.56% 7/15/19 (c)	2,303,897	2,300,417
Series 2018-A Class A2A, 2.52% 8/17/20 (c)	5,000,000	4,991,589
Hyundai Auto Receivables Trust:
Series 2016-B Class A2, 1.12% 10/15/19	1,486,725	1,483,475
Series 2017-A:
Class A2A, 1.48% 2/18/20	2,539,014	2,532,197
Class B, 2.38% 4/17/23	340,000	334,105
Series 2017-B Class A2A, 1.76% 8/17/20	3,859,870	3,842,724
Series 2018-A Class A2B, 1 month U.S. LIBOR + 0.120% 2.0387% 4/15/21 (a)(b)	7,800,000	7,800,002
Hyundai Floorplan Master Owner Trust Series 2016-1A Class A1, 1 month U.S. LIBOR + 0.900% 2.7969% 3/15/21 (a)(b)(c)	3,000,000	3,022,737
John Deere Owner Trust:
Series 2015-A Class A3, 1.32% 6/17/19	9,040	9,036
Series 2016-A Class A3, 1.36% 4/15/20	428,015	425,916
Series 2017-A Class A2, 1.5% 10/15/19	4,276,902	4,268,123
Series 2018-A Class A2, 2.49% 10/15/20	10,000,000	9,977,962
KKR CLO 12 Ltd. Series 2012 Class A1R, 3 month U.S. LIBOR + 1.050% 3.3977% 7/15/27 (a)(b)(c)	1,525,000	1,524,819
KKR Finanical CLO Ltd. Series 13 Class A1R, 3 month U.S. LIBOR + 0.800% 3.1477% 1/16/28 (a)(b)(c)	1,620,000	1,621,698
Madison Park Funding Ltd.:
Series 2014-14A Class A2R, 3 month U.S. LIBOR + 1.120% 3.4787% 7/20/26(a)(b)(c)	1,055,000	1,055,799
Series 2015-18A Class A1R, 3 month U.S. LIBOR + 1.190% 3.5516% 10/21/30 (a)(b)(c)	1,165,000	1,167,719
Magnetite CLO Ltd. Series 2015-16A Class AR, 3 month U.S. LIBOR + 0.800% 2.5778% 1/18/28 (a)(b)(c)	2,045,000	2,045,213
Mercedes-Benz Auto Lease Trust:
Series 2017-A Class A2B, 1 month U.S. LIBOR + 0.200% 2.1187% 8/15/19 (a)(b)	5,772,912	5,773,434
Series 2018-A Class A2, 2.2% 4/15/20	6,800,000	6,782,420
Mercedes-Benz Master Owner Trust:
Series 2016-BA Class A, 1 month U.S. LIBOR + 0.700% 2.5969% 5/17/21 (a)(b)(c)	10,000,000	10,050,531
Series 2017-BA Class A, 1 month U.S. LIBOR + 0.420% 2.3169% 5/16/22 (a)(b)(c)	10,000,000	10,033,526
MMAF Equipment Finance LLC Series 2017-AA:
Class A2, 1.73% 5/18/20 (c)	303,259	302,328
Class A3, 2.04% 2/16/22 (c)	345,000	340,787
MVW Owner Trust:
Series 2013-1A Class A, 2.15% 4/22/30 (c)	58,989	57,929
Series 2014-1A Class A, 2.25% 9/22/31 (c)	195,362	191,412
Series 2015-1A Class A, 2.52% 12/20/32 (c)	478,290	471,198
Series 2017-1A:
Class A, 2.42% 12/20/34 (c)	229,137	223,958
Class B, 2.75% 12/20/34 (c)	88,130	85,697
Class C, 2.99% 12/20/34 (c)	211,511	205,356
Navient Private Education Refi Loan Trust Series 2018-A Class A1, 2.53% 2/18/42 (c)	1,122,933	1,117,160
Navient Student Loan Trust:
Series 2016-6A Class A1, 1 month U.S. LIBOR + 0.480% 2.3771% 3/25/66 (a)(b)(c)	1,185,509	1,187,714
Series 2017-1A Class A1, 1 month U.S. LIBOR + 0.400% 2.3597% 7/26/66 (a)(b)(c)	3,071,336	3,072,949
Series 2017-3A:
Class A1, 1 month U.S. LIBOR + 0.300% 2.2597% 7/26/66 (a)(b)(c)	3,675,503	3,678,873
Class A2, 1 month U.S. LIBOR + 0.600% 2.5597% 7/26/66 (a)(b)(c)	6,820,000	6,872,493
Series 2017-4A Class A1, 1 month U.S. LIBOR + 0.300% 2.1997% 9/27/66 (a)(b)(c)	3,648,998	3,649,207
Nelnet Student Loan Trust Series 2005-4 Class A4, 3 month U.S. LIBOR + 0.180% 1.8379% 3/22/32 (a)(b)	955,000	941,951
Neuberger Berman CLO Ltd. Series 2017-16SA Class A, 3 month U.S. LIBOR + 0.850% 3.1977% 1/15/28 (a)(b)(c)	915,000	913,830
Neuberger Berman CLO XIX Ltd. Series 2015-19A Class A1R2, 3 month U.S. LIBOR + 0.800% 0% 7/15/27 (a)(b)(c)	1,590,000	1,589,180
Nissan Auto Lease Trust:
Series 2016-B Class A4, 1.82% 1/18/22	1,105,000	1,097,709
Series 2017-B Class A4, 2.17% 12/15/21	250,000	247,232
Nissan Auto Receivables Owner Trust:
Series 2016-A Class A3, 1.34% 10/15/20	239,618	238,012
Series 2017-B Class A2A, 1.56% 5/15/20	6,041,417	6,013,607
Nissan Auto Receivables Trust Series 2016-C Class A2A, 1.07% 5/15/19	62,527	62,515
Nissan Master Owner Trust Receivables:
Series 2016-A:
Class A1, 1 month U.S. LIBOR + 0.640% 2.5587% 6/15/21 (a)(b)	5,000,000	5,019,001
Class A2, 1.54% 6/15/21	750,000	740,947
Series 2017-B Class A, 1 month U.S. LIBOR + 0.430% 2.3487% 4/18/22 (a)(b)	10,700,000	10,740,242
Series 2017-C Class A, 1 month U.S. LIBOR + 0.320% 2.2387% 10/17/22 (a)(b)	5,000,000	5,002,995
OCP CLO Ltd. Series 2015-10A Class A1R, 3 month U.S. LIBOR + 0.820% 3.1817% 10/26/27 (a)(b)(c)	1,385,000	1,384,324
OZLM Ltd. Series 2014-8A Class A1AR, 3 month U.S. LIBOR + 1.130% 3.4828% 10/17/26 (a)(b)(c)	1,195,000	1,194,938
Santander Drive Auto Receivables Series 2018-1 Class C, 2.96% 3/15/24	250,000	248,102
Santander Drive Auto Receivables Trust:
Series 2014-3 Class D, 2.65% 8/17/20	188,639	188,654
Series 2015-3 Class D, 3.49% 5/17/21	1,045,000	1,051,359
Series 2015-4 Class D, 3.53% 8/16/21	530,000	533,933
Series 2015-5:
Class C, 2.74% 12/15/21	1,411,116	1,411,531
Class D, 3.84% 12/15/21	745,000	750,541
Series 2016-1:
Class B, 2.47% 12/15/20	216,536	216,495
Class D, 4.02% 4/15/22	410,000	415,663
Series 2017-1:
Class B, 2.1% 6/15/21	115,000	114,532
Class C, 2.58% 5/16/22	140,000	139,356
Santander Retail Auto Lease Trust:
Series 2017-A:
Class A2A, 2.02% 3/20/20 (c)	5,298,000	5,272,216
Class A3, 2.58% 1/20/21 (c)	390,000	386,110
Class C, 2.96% 11/21/22 (c)	325,000	320,982
Series 2018-A Class A2B, 1 month U.S. LIBOR + 0.270% 2.2178% 10/20/20 (a)(b)(c)	5,000,000	5,002,348
Securitized Term Auto Receivables Trust:
Series 2017-1A Class A2A, 1.46% 4/25/19 (c)	747,299	746,478
Series 2017-2A Class A2A, 1.775% 1/27/20 (c)	8,539,921	8,506,378
Sierra Receivables Funding Co., LLC Series 2016-2A Class A, 2.33% 7/20/33 (c)	176,914	174,758
Sierra Timeshare Receivables Funding Co. LLC:
Series 2014-2A Class A, 2.05% 6/20/31 (c)	83,674	83,217
Series 2014-3A Class A, 2.3% 10/20/31 (c)	120,027	119,231
Series 2015-1A Class A, 2.4% 3/22/32 (c)	984,743	977,083
Series 2015-2A Class 2, 2.43% 6/20/32 (c)	225,087	222,935
Series 2015-3A Class A, 2.58% 9/20/32 (c)	231,968	230,981
Series 2017-1A Class A, 2.91% 3/20/34 (c)	169,774	168,705
SLM Student Loan Trust:
Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 2.5945% 12/15/27 (a)(b)(c)	6,158,468	6,181,914
Series 2007-5 Class A5, 3 month U.S. LIBOR + 0.080% 2.4395% 1/25/24 (a)(b)	1,195,276	1,195,271
Series 2007-7 Class A4, 3 month U.S. LIBOR + 0.330% 2.6895% 1/25/22 (a)(b)	811,934	795,581
Series 2008-1 Class A4, 3 month U.S. LIBOR + 0.650% 3.0095% 1/25/22 (a)(b)	1,835,077	1,827,086
Series 2008-4 Class A4, 3 month U.S. LIBOR + 1.650% 4.0095% 7/25/22 (a)(b)	537,643	550,226
Series 2008-5 Class A4, 3 month U.S. LIBOR + 1.700% 4.0595% 7/25/23 (a)(b)	437,528	448,950
Series 2008-9 Class A, 3 month U.S. LIBOR + 1.500% 3.8595% 4/25/23 (a)(b)	311,641	317,674
Series 2010-1 Class A, 1 month U.S. LIBOR + 0.400% 2.2971% 3/25/25 (a)(b)	1,145,546	1,129,182
Smart ABS Trust Series 2016-2U.S. Class A2A, 1.46% 8/14/19	387,998	387,130
SMART Trust Series 2015-3U.S. Class A3A, 1.66% 8/14/19	209,742	209,528
SMB Private Education Loan Trust:
Series 2015-A Class A2B, 1 month U.S. LIBOR + 1.000% 2.8969% 6/15/27 (a)(b)(c)	508,066	512,347
Series 2016-C Class A2B, 1 month U.S. LIBOR + 1.100% 2.9969% 9/15/34 (a)(b)(c)	1,590,000	1,615,700
Springleaf Funding Trust Series 2016-AA Class A, 2.9% 11/15/29 (c)	405,000	403,006
Synchrony Credit Card Master Note Trust:
Series 2015-1 Class B, 2.64% 3/15/23	550,000	544,750
Series 2015-4 Class B, 2.62% 9/15/23	435,000	428,561
Series 2016-1 Class A, 2.04% 3/15/22	1,785,000	1,777,860
Series 2018-1 Class C, 3.36% 3/15/24	955,000	953,863
Taco Bell Funding LLC Series 2016-1A Class A2I, 3.832% 5/25/46 (c)	945,600	947,709
Tesla Auto Lease Trust Series 2018-A Class A, 2.62% 12/20/19 (c)	3,145,923	3,136,211
Towd Point Mortgage Trust:
Series 2017-1 Class A1, 2.75% 10/25/56 (a)(c)	923,804	908,291
Series 2017-4 Class A1, 2.75% 6/25/57 (c)	417,794	410,358
Series 2017-6 Class A1, 2.75% 10/25/57 (c)	2,223,924	2,176,993
Series 2018-1 Class A1, 3% 1/25/58 (c)	468,003	462,463
Series 2018-2 Class A1, 3.25% 3/25/58 (c)	2,195,000	2,187,866
USAA Auto Owner Trust Series 2017-1 Class A2, 1.66% 2/18/20	4,273,563	4,262,664
Verizon Owner Trust:
Series 2016-1A Class A, 1.42% 1/20/21 (c)	7,812,000	7,756,331
Series 2016-2A:
Class A, 1.68% 5/20/21 (c)	1,115,000	1,104,047
Class B, 2.15% 5/20/21 (c)	755,000	744,431
Class C, 2.36% 5/20/21 (c)	600,000	591,418
Series 2017-1A:
Class B, 2.45% 9/20/21 (c)	235,000	232,245
Class C, 2.65% 9/20/21 (c)	315,000	311,502
Series 2017-3A:
Class A1A, 2.06% 4/20/22 (c)	4,320,000	4,255,670
Class C, 2.53% 4/20/22 (c)	700,000	687,828
Series 2018-1A:
Class A1B, 1 month U.S. LIBOR + 0.260% 2.2078% 9/20/22 (a)(b)(c)	5,000,000	4,996,625
Class C, 3.2% 9/20/22 (c)	970,000	968,379
Volvo Financial Equipment LLC:
Series 2016-1A Class A3, 1.67% 2/18/20 (c)	263,561	262,623
Series 2017-1A Class A2, 1.55% 10/15/19 (c)	5,937,001	5,921,702
Volvo Financial Equipment Master Owner Trust Series 2017-A Class A, 1 month U.S. LIBOR + 0.500% 2.3969% 11/15/22 (a)(b)(c)	7,047,000	7,069,652
Wheels SPV LLC 1.88% 4/20/26 (c)	521,107	516,481
World Omni Auto Receivables Trust:
Series 2015-B Class A3, 1.49% 12/15/20	396,637	395,271
Series 2018-A Class A2, 2.19% 5/17/21	10,000,000	9,955,518
World Omni Automobile Lease Securitization Trust:
Series 2016-A Class A3, 1.45% 8/15/19	1,070,000	1,065,520
Series 2018-A Class B, 3.06% 5/15/23	280,000	279,391
TOTAL ASSET-BACKED SECURITIES
(Cost $631,123,266)		630,111,577

Collateralized Mortgage Obligations - 0.5%
Private Sponsor - 0.2%
Banc of America Mortgage Securities, Inc.:
Series 2004-A Class 2A2, 3.8621% 2/25/34 (a)	10,743	10,908
Series 2004-H Class 2A2, 3.5958% 9/25/34 (a)	43,074	42,644
COLT Funding LLC sequential payer Series 2018-1:
Class A1, 2.93% 2/25/48 (c)	386,273	384,159
Class A3, 3.084% 2/25/48 (c)	137,341	136,859
Colt Funding LLC sequential payer Series 2018-2:
Class A1, 3.47% 7/27/48	1,920,000	1,919,977
Class A2, 3.542% 7/27/48	930,000	929,996
COLT Mortgage Loan Trust:
sequential payer Series 2017-2:
Class A1A, 2.415% 10/25/47 (c)	987,166	971,782
Class A2A, 2.568% 10/25/47 (c)	417,777	412,431
Class A3A, 2.773% 10/25/47 (c)	181,935	179,017
Series 2017-1:
Class A1, 2.614% 5/27/47 (c)	635,775	618,442
Class A3, 3.074% 5/27/47 (c)	58,963	57,821
COMM Mortgage Trust Series 2016-CR28 Class A1, 1.77% 2/10/49	150,826	149,059
Deephaven Residential Mortgage Trust:
Series 2017-1A Class A3, 3.485% 12/26/46 (a)(c)	215,789	214,977
Series 2017-3A:
Class A1, 2.577% 10/25/47 (a)(c)	938,990	929,705
Class A2, 2.711% 10/25/47 (a)(c)	78,249	77,395
Class A3, 2.813% 10/25/47 (a)(c)	74,523	73,644
Series 2018-1A Class A1, 2.976% 12/25/57 (a)(c)	794,966	790,118
Series 2018-2A Class A1, 3.479% 4/25/58 (c)	1,195,000	1,195,367
GMRF Mortgage Acquisition Co., LLC Series 2018-1 Class A33, 3.5% 11/25/57 (c)	859,804	844,388
GS Mortgage-Backed Securites Trust Series 2014-EB1A Class 2A1, 2.4646% 7/25/44 (a)(c)	123,769	121,157
Kubota Credit Owner Trust sequential payer Series 2016-1A Class A3, 1.67% 7/15/20 (c)	340,000	337,094
Metlife Securitization Trust Series 2017-1A Class A, 3% 4/25/55 (c)	580,985	572,935
Mill City Mortgage Loan Trust:
Series 2016-1 Class A1, 2.5% 4/25/57 (c)	194,183	190,610
Series 2017-2 Class A1, 2.75% 7/25/59 (c)	850,607	839,294
Sequoia Mortgage Trust sequential payer:
Series 2018-CH1 Class A11, 3.5% 2/25/48 (c)	1,468,251	1,454,932
Series 2018-CH2 Class A3, 4% 6/25/48 (c)	1,860,000	1,884,317
Towd Point Mortgage Trust:
Series 2015-4 Class A1B, 2.75% 4/25/55 (c)	536,760	530,802
Series 2015-5 Class A1B, 2.75% 5/25/55 (c)	503,819	497,673
Series 2016-1:
Class A1B, 2.75% 2/25/55 (c)	279,520	276,249
Class A3B, 3% 2/25/55 (c)	361,916	356,886
Series 2016-2 Class A1A, 2.75% 8/25/55 (c)	325,078	319,706
Series 2016-3 Class A1, 2.25% 4/25/56 (c)	83,984	82,237
Series 2017-2 Class A1, 2.75% 4/25/57 (a)(c)	1,977,839	1,952,324
Series 2017-3 Class A1, 2.75% 7/25/57 (a)(c)	1,283,715	1,264,973
WaMu Mortgage pass-thru certificates Series 2005-AR12 Class 2A1, NULL 3.4521% 9/25/35 (a)	17,693	17,763
Wells Fargo Mortgage Backed Securities Trust Series 2004-G Class A3, 3.3505% 6/25/34 (a)	21,829	22,061

TOTAL PRIVATE SPONSOR		20,659,702

U.S. Government Agency - 0.3%
Fannie Mae:
floater Series 2016-85:
Class FG, 1 month U.S. LIBOR + 0.500% 2.4597% 11/25/46 (a)(b)	1,084,663	1,097,205
Class FA, 1 month U.S. LIBOR + 0.500% 2.4597% 11/25/46 (a)(b)	1,075,299	1,087,162
sequential payer Series 2012-114 Class DF, 1 month U.S. LIBOR + 0.400% 2.3597% 8/25/39 (a)(b)	17,775	17,824
Series 2016-83 Class FA, 1 month U.S. LIBOR + 0.500% 2.4597% 11/25/46 (a)(b)	587,799	594,401
Series 2017-90 Class KA, 3% 11/25/47	1,276,592	1,266,168
Series 2018-44 Class PC, 4% 6/25/44	2,070,000	2,108,813
Fannie Mae Connecticut Avenue Securities floater:
Series 2016-C01 Class 2M1, 1 month U.S. LIBOR + 2.100% 4.0597% 8/25/28 (a)(b)	161,609	161,981
Series 2016-C07 Class 2M1, 1 month U.S. LIBOR + 1.300% 3.2597% 5/25/29 (a)(b)	130,983	131,443
Series 2017-C01 Class 1M1, 1 month U.S. LIBOR + 1.300% 3.2597% 7/25/29 (a)(b)	701,945	707,249
Series 2017-C02, Class 2M1, 1 month U.S. LIBOR + 1.150% 3.1097% 9/25/29 (a)(b)	1,065,539	1,071,566
Series 2017-C03 Class 1M1, 1 month U.S. LIBOR + 0.950% 2.9097% 10/25/29 (a)(b)	1,119,412	1,124,891
Series 2017-C04 Class 2M1, 1 month U.S. LIBOR + 0.850% 2.8097% 11/25/29 (a)(b)	906,345	908,381
Series 2017-C05 Class 1M1, 1 month U.S. LIBOR + 0.550% 2.5097% 1/25/30 (a)(b)	1,294,307	1,294,757
Series 2017-C06 Class 1M1, 1 month U.S. LIBOR + 0.750% 2.7097% 2/25/30 (a)(b)	967,533	968,773
Series 2018-C02 Class 2M1, 1 month U.S. LIBOR + 0.650% 2.6097% 8/25/30 (a)(b)	521,005	520,934
Series 2018-C03 Class 1M1, 1 month U.S. LIBOR + 0.680% 2.6077% 10/25/30 (a)(b)	1,171,561	1,171,387
FHLMC Structured Agency Credit Risk Debt Notes:
floater:
Series 2015-DNA1 Class M1, 1 month U.S. LIBOR + 0.900% 2.8597% 10/25/27 (a)(b)	4,446	4,447
Series 2017-DNA2 Class M1, 1 month U.S. LIBOR + 1.200% 3.1597% 10/25/29 (a)(b)	1,407,844	1,422,487
Series 2017-DNA3 Class M1, 1 month U.S. LIBOR + 0.750% 2.7097% 3/25/30 (a)(b)	851,705	852,628
Series 2017-HQA1 Class M1, 1 month U.S. LIBOR + 1.200% 3.1597% 8/25/29 (a)(b)	992,910	999,723
Series 2017-DNA1 Class M1, 1 month U.S. LIBOR + 1.200% 3.1597% 7/25/29 (a)(b)	635,898	641,093
Series 2017-HQA2 Class M1, 1 month U.S. LIBOR + 0.800% 2.7597% 12/25/29 (a)(b)	341,872	342,545
Series 2017-HQA3 Class M1, 1 month U.S. LIBOR + 0.550% 2.5097% 4/25/30 (a)(b)	233,076	232,886
Freddie Mac:
planned amortization class Series 3713 Class PA, 2% 2/15/40	945,020	924,012
Series 4448 Class JA, 4% 11/15/36	175,116	178,729
Freddie Mac Whole Loan Securities Trust:
Series 2016-SC02 Class M1, 3.6025% 10/25/46 (a)	1,813,649	1,777,639
Series 2017-SC02 Class M1, 3.8738% 5/25/47 (a)(c)	261,890	258,822
Series 2017-SPI1 Class M1, 3.9862% 9/25/47 (a)(c)	111,552	111,777

TOTAL U.S. GOVERNMENT AGENCY		21,979,723

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $42,896,384)		42,639,425

Commercial Mortgage Securities - 0.6%
Atrium Hotel Portfolio Trust floater Series 2017-ATRM Class A 1 month U.S. LIBOR + 0.930% 2.8269% 12/15/36 (a)(b)(c)	1,395,000	1,397,154
BAMLL Commercial Mortgage Securities Trust Series 2014-IP Class A, 2.8076% 6/15/28 (a)(c)	1,070,000	1,068,961
BX Trust Series 2017-IMC:
Class A, 1 month U.S. LIBOR + 1.050% 2.9687% 10/15/32 (a)(b)(c)	3,054,000	3,057,753
Class B, 1 month U.S. LIBOR + 1.400% 3.3187% 10/15/32 (a)(b)(c)	1,475,000	1,478,066
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 2.6869% 7/15/32 (a)(b)(c)	3,084,000	3,086,892
Citigroup Commercial Mortgage Trust:
floater Series 2017-1500 Class A, 1 month U.S. LIBOR + 0.850% 2.7469% 7/15/32 (a)(b)(c)	2,938,000	2,964,719
Series 2014-GC21 Class A1, 1.242% 5/10/47	149,997	149,227
Series 2014-GC25 Class A1, 1.485% 10/10/47	35,323	35,183
Series 2015-GC27 Class A1, 1.353% 2/10/48	182,102	181,049
Series 2015-GC31 Class A1, 1.637% 6/10/48	596,937	590,463
Series 2015-GC33 Class A1, 1.643% 9/10/58	219,454	216,626
Series 2015-P1 Class A1, 1.648% 9/15/48	211,015	208,941
CLNS Trust floater Series 2017-IKPR:
Class A, 1 month U.S. LIBOR + 0.800% 2.6971% 6/11/32 (a)(b)(c)	515,000	515,162
Class B, 1 month U.S. LIBOR + 1.000% 2.8971% 6/11/32 (a)(b)(c)	760,000	760,478
COMM Mortgage Trust:
Series 2014-CR21 Class A1, 1.494% 12/10/47	70,829	70,347
Series 2014-LC15 Class A1, 1.259% 4/10/47	162,046	161,351
Series 2014-LC17 Class A1, 1.381% 10/10/47	89,758	89,448
Series 2014-UBS2 Class A1, 1.298% 3/10/47	106,440	106,046
Series 2014-UBS4 Class A1, 1.309% 8/10/47	44,277	44,124
Series 2015-CCRE26 Class A1, 1.604% 10/10/48	295,210	291,937
Series 2015-CR22 Class A1, 1.569% 3/10/48	92,120	91,587
Series 2015-LC23 Class A2, 3.221% 10/10/48	1,400,000	1,407,783
Series 2015-PC1 Class A1, 1.667% 7/10/50	625,388	622,119
COMM Mortgage Trust pass-thru certificates Series 2014-TWC Class A, 1 month U.S. LIBOR + 0.850% 2.7452% 2/13/32 (a)(b)(c)	400,000	399,623
CSAIL Commercial Mortgage Trust:
Series 2015-C1 Class A1, 1.684% 4/15/50	124,841	123,904
Series 2015-C2 Class A1, 1.4544% 6/15/57	612,058	607,693
Series 2015-C3 Class A1, 1.7167% 8/15/48	413,421	408,883
Series 2015-C4 Class A1, 2.0102% 11/15/48	498,006	493,248
Series 2016-C5 Class A1, 1.7466% 11/15/48 (a)	119,808	118,340
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 2.6469% 7/15/32 (a)(b)(c)	4,189,000	4,191,626
GAHR Commercial Mortgage Trust floater Series 2015-NRF Class AFL1, 1 month U.S. LIBOR + 1.300% 3.327% 12/15/34 (a)(b)(c)	806,372	806,372
Great Wolf Trust floater Series 2017-WOLF:
Class A, 1 month U.S. LIBOR + 0.850% 2.8969% 9/15/34 (a)(b)(c)	670,000	670,838
Class C, 1 month U.S. LIBOR + 1.320% 3.3669% 9/15/34 (a)(b)(c)	965,000	967,486
GS Mortgage Securities Trust:
Series 2014-GC22 Class A1, 1.29% 6/10/47	116,233	115,564
Series 2014-GC24 Class A1, 1.509% 9/10/47	235,038	233,540
Series 2015-GC28 Class A1, 1.528% 2/10/48	473,249	469,188
Series 2015-GC32 Class A1, 1.593% 7/10/48	207,794	205,680
Series 2016-GS3 Class A1, 1.429% 10/10/49	150,574	147,286
Halcyon Loan Advisors Funding LLC Series 2017-3A Class B1R, 3 month U.S. LIBOR + 1.700% 4.0616% 10/22/25 (a)(b)(c)	745,000	745,040
Hospitality Mortgage Trust floater Series 2017-HIT Class A, 1 month U.S. LIBOR + 0.850% 2.7452% 5/8/30 (a)(b)(c)	890,000	891,105
Intown Hotel Portfolio Trust Series 2018-STAY:
Class A, 1 month U.S. LIBOR + 0.700% 2.5969% 1/15/33 (a)(b)(c)	245,000	244,998
Class C, 1 month U.S. LIBOR + 1.250% 3.1469% 1/15/33 (a)(b)(c)	205,000	205,259
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1 Class A1, 1.949% 1/15/49	408,241	404,093
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class A1, 1.6502% 9/15/47	30,319	30,256
Series 2014-C26 Class A1, 1.5962% 1/15/48	413,424	411,540
Series 2015-C27 Class A1, 1.4137% 2/15/48	324,134	321,587
Series 2015-C28 Class A1, 1.4451% 10/15/48	265,561	264,480
JPMCC Commercial Mortgage Securities Trust Series 2016-JP3 Class A1, 1.4615% 8/15/49	440,501	430,732
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C20 Class A1, 1.2682% 7/15/47	64,675	64,456
Series 2016-WP Class TA, 1 month U.S. LIBOR + 1.450% 3.3469% 10/15/33 (a)(b)(c)	1,293,000	1,296,237
Lone Star Portfolio Trust floater Series 2015-LSP Class A1A2, 1 month U.S. LIBOR + 1.800% 3.6969% 9/15/28 (a)(b)(c)	763,831	766,000
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class A1, 1.686% 10/15/47	46,826	46,732
Series 2014-C16 Class A1, 1.294% 6/15/47	42,292	42,151
Series 2014-C17 Class A1, 1.551% 8/15/47	36,734	36,670
Series 2014-C19 Class A1, 1.573% 12/15/47	360,320	358,001
Series 2015-C24 Class A1, 1.706% 5/15/48	373,816	369,073
Series 2016-C30 Class A1, 1.389% 9/15/49	252,824	246,573
Morgan Stanley Capital I Trust:
Series 2015-MS1 Class A1, 1.638% 5/15/48	398,992	394,350
Series 2017-CLS:
Class B, 1 month U.S. LIBOR + 0.850% 2.7687% 11/15/34 (a)(b)(c)	755,000	755,468
Class C, 1 month U.S. LIBOR + 1.000% 2.9187% 11/15/34 (a)(b)(c)	605,000	605,793
RETL floater Series 2018-RVP Class A, 1 month U.S. LIBOR + 1.100% 2.9969% 3/15/33 (a)(b)(c)	4,052,114	4,071,800
SBA Tower Trust 3.168% 4/9/47 (c)	915,000	905,122
SCG Trust Series 2013-SRP1 Class A, 1 month U.S. LIBOR + 1.400% 3.5469% 11/15/26 (a)(b)(c)	1,494,000	1,494,000
Verus Securitization Trust Series 2018-1 Class A1, 2.929% 2/25/48 (a)(c)	370,961	368,676
Waldorf Astoria Boca Raton Trust floater Series 2016-BOCA Class A, 1 month U.S. LIBOR + 1.500% 3.2687% 6/15/29 (a)(b)(c)	1,833,000	1,835,337
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18 Class A1, 1.437% 12/15/47	495,704	491,414
Series 2015-C26 Class A1, 1.454% 2/15/48	260,857	258,307
Series 2015-C28 Class A1, 1.531% 5/15/48	166,499	165,488
Series 2015-C31 Class A1, 1.679% 11/15/48	544,411	538,093
Series 2015-LC20 Class A1, 1.471% 4/15/50	476,527	472,197
Series 2015-NXS2 Class A2, 3.02% 7/15/58	1,180,000	1,182,039
Series 2015-SG1 Class A1, 1.568% 9/15/48	242,911	241,111
Series 2016-C32 Class A1, 1.577% 1/15/59	338,703	334,005
Series 2016-LC24 Class A1, 1.441% 10/15/49	231,523	227,796
WF-RBS Commercial Mortgage Trust:
Series 2013-C17 Class A1, 1.154% 12/15/46	19,544	19,512
Series 2014-C22 Class A1, 1.479% 9/15/57	148,322	147,519
Series 2014-C23 Class A1, 1.663% 10/15/57	92,744	92,224
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $50,460,175)		50,329,921

Municipal Securities - 0.0%
Florida State Board Administration Fin. Corp. Series 2016 A, 2.163% 7/1/19
(Cost $1,085,000)	1,085,000	1,081,506

Bank Notes - 0.1%
Capital One NA 1.85% 9/13/19	1,525,000	1,503,628
Citibank NA 2.125% 10/20/20	1,255,000	1,225,664
Citizens Bank NA 2.3% 12/3/18	335,000	334,425
PNC Bank NA 2.45% 11/5/20	870,000	856,990
RBS Citizens NA 2.5% 3/14/19	1,200,000	1,197,866
Regions Financial Corp. 2.25% 9/14/18	785,000	784,165
SunTrust Bank 2.59% 1/29/21 (a)	1,540,000	1,528,844
Svenska Handelsbanken AB 3.35% 5/24/21	1,105,000	1,109,555
TOTAL BANK NOTES
(Cost $8,621,098)		8,541,137

Certificates of Deposit - 0.0%
Intesa Sanpaolo SpA yankee 2.1% 9/27/18
(Cost $1,550,000)	1,550,000	1,547,651

Commercial Paper - 0.7%
Bell Canada yankee 2.62% 7/5/18	20,000,000	19,957,708
Catholic Health Initiatives 2.8% 7/13/18	20,720,000	20,671,369
Credit Suisse AG yankee 2.35% 7/3/18	10,000,000	9,982,748
Sempra Global 2.4% 8/20/18	10,000,000	9,942,783
Syngenta Wilmington, Inc. 0% 8/15/18	2,385,000	2,372,332
TOTAL COMMERCIAL PAPER
(Cost $62,897,456)		62,926,940
	Shares	Value

Fixed-Income Funds - 4.0%
Bank Loan Funds - 4.0%
Fidelity Floating Rate High Income Fund (f)
(Cost $358,178,634)	36,726,678	353,310,639

Short-Term Funds - 60.8%
Short-Term Funds - 60.8%
BlackRock Low Duration Bond Portfolio Investor A Shares	54,154,454	514,467,314
Delaware Limited-Term Diversified Income Fund - Class A	13,960,610	116,012,667
Fidelity Conservative Income Bond Fund Institutional Class (f)	117,438,440	1,179,081,935
Fidelity Short-Term Bond Fund (f)	71,441,450	608,681,152
Janus Henderson Short-Term Bond Fund T Shares	42,863,770	127,734,036
JPMorgan Short Duration Bond Fund Class A	7,403,513	78,995,479
Metropolitan West Low Duration Bond Fund - Class M	52,561,175	453,602,940
PIMCO Enhanced Low Duration Active ETF (g)	149,760	14,958,942
PIMCO Enhanced Short Maturity Active ETF (g)	2,974,445	302,322,590
PIMCO Short-Term Fund - Administrator Class	182,969,934	1,805,913,227
Prudential Short-Term Corporate Bond Fund, Inc. Class A	16,077,525	173,315,716
TOTAL SHORT-TERM FUNDS
(Cost $5,383,964,468)		5,375,085,998

Money Market Funds - 5.3%
Fidelity Cash Central Fund, 1.76% (h)	6,307,435	6,308,696
Fidelity Investments Money Market Government Portfolio Institutional Class 1.68% (f)(i)	216,550,243	216,550,243
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.93%(f)(i)	228,732,870	228,801,490
Fidelity Securities Lending Cash Central Fund 1.76%(h)(j)	16,358,610	16,360,246
State Street Institutional U.S. Government Money Market Fund Premier Class 1.67%(i)	137,074	137,074
TOTAL MONEY MARKET FUNDS
(Cost $468,134,860)		468,157,749
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $8,864,944,817)		8,848,564,391
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(7,371,244)
NET ASSETS - 100%		$8,841,193,147

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	3	Sept. 2018	$361,313	$2,668	$2,668
CBOT 2-Year U.S. Treasury Note Contracts (United States)	412	Sept. 2018	87,440,563	218,289	218,289
CBOT 5-Year U.S. Treasury Note Contracts (United States)	70	Sept. 2018	7,972,344	42,737	42,737
TOTAL FUTURES CONTRACTS					$263,694

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $703,700,042 or 8.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $230,006.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated Fund

 (g) Security or a portion of the security is on loan at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$578,386
Fidelity Securities Lending Cash Central Fund	17,257
Total	$595,643

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Conservative Income Bond Fund Institutional Class	$961,137,099	$428,312,784	$210,379,231	$20,637,298	$6,938	$4,345	$1,179,081,935
Fidelity Floating Rate High Income Fund	319,752,512	35,306,111	--	13,954,029	--	(1,747,984)	353,310,639
Fidelity Investments Money Market Government Portfolio Institutional Class 1.68%	760,371,043	187,928,500	731,749,300	5,650,397	--	--	216,550,243
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.93%	225,552,835	3,225,766	--	3,597,958	--	22,889	228,801,490
Fidelity Short-Term Bond Fund	817,739,827	10,524,018	210,149,886	10,610,238	(1,904,676)	(7,528,131)	608,681,152
Total	$3,084,553,316	$665,297,179	$1,152,278,417	$54,449,920	$(1,897,738)	$(9,248,881)	$2,586,425,459

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,713,660,853	$--	$1,713,660,853	$--
U.S. Government and Government Agency Obligations	115,549,517	--	115,549,517	--
U.S. Government Agency - Mortgage Securities	25,621,478	--	25,621,478	--
Asset-Backed Securities	630,111,577	--	630,111,577	--
Collateralized Mortgage Obligations	42,639,425	--	42,639,425	--
Commercial Mortgage Securities	50,329,921	--	50,329,921	--
Municipal Securities	1,081,506	--	1,081,506	--
Bank Notes	8,541,137	--	8,541,137	--
Certificates of Deposit	1,547,651	--	1,547,651	--
Commercial Paper	62,926,940	--	62,926,940	--
Fixed-Income Funds	353,310,639	353,310,639	--	--
Short-Term Funds	5,375,085,998	5,375,085,998	--	--
Money Market Funds	468,157,749	468,157,749	--	--
Total Investments in Securities:	$8,848,564,391	$6,196,554,386	$2,652,010,005	$--
Derivative Instruments:
Assets
Futures Contracts	$263,694	$263,694	$--	$--
Total Assets	$263,694	$263,694	$--	$--
Total Derivative Instruments:	$263,694	$263,694	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$263,694	$0
Total Interest Rate Risk	263,694	0
Total Value of Derivatives	$263,694	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value (including securities loaned of $16,036,952) — See accompanying schedule: Unaffiliated issuers (cost $6,250,829,154)	$6,239,469,990
Fidelity Central Funds (cost $22,668,942)	22,668,942
Other affiliated issuers (cost $2,591,446,721)	2,586,425,459
Total Investment in Securities (cost $8,864,944,817)		$8,848,564,391
Cash		2,117,565
Receivable for investments sold		3,914,554
Receivable for fund shares sold		5,802,388
Dividends receivable		5,461,819
Interest receivable		8,802,946
Distributions receivable from Fidelity Central Funds		54,946
Prepaid expenses		48,272
Other receivables		152,152
Total assets		8,874,919,033
Liabilities
Payable for investments purchased
Regular delivery	$5,707,067
Delayed delivery	645,000
Payable for fund shares redeemed	7,812,676
Distributions payable	1,892,055
Accrued management fee	244,039
Payable for daily variation margin on futures contracts	10,159
Other affiliated payables	508,594
Other payables and accrued expenses	548,796
Collateral on securities loaned	16,357,500
Total liabilities		33,725,886
Net Assets		$8,841,193,147
Net Assets consist of:
Paid in capital		$8,879,804,826
Undistributed net investment income		11,143,546
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(33,638,493)
Net unrealized appreciation (depreciation) on investments		(16,116,732)
Net Assets, for 881,868,558 shares outstanding		$8,841,193,147
Net Asset Value, offering price and redemption price per share ($8,841,193,147 ÷ 881,868,558 shares)		$10.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$63,773,287
Affiliated issuers		54,315,054
Interest		53,479,254
Income from Fidelity Central Funds		595,643
Total income		172,163,238
Expenses
Management fee	$27,323,304
Transfer agent fees	4,538,605
Accounting and security lending fees	1,366,684
Custodian fees and expenses	67,329
Independent trustees' fees and expenses	123,161
Registration fees	346,529
Audit	65,986
Legal	46,412
Interest	267
Miscellaneous	89,705
Total expenses before reductions	33,967,982
Expense reductions	(24,383,179)
Total expenses after reductions		9,584,803
Net investment income (loss)		162,578,435
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,522,365)
Fidelity Central Funds	2,731
Other affiliated issuers	(1,897,738)
Foreign currency transactions	25,393
Futures contracts	(1,150,212)
Capital gain distributions from underlying funds:
Unaffiliated issuers	102,655
Affiliated issuers	134,866
Total net realized gain (loss)		(16,304,670)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(11,235,916)
Affiliated issuers	(9,248,881)
Futures contracts	249,591
Total change in net unrealized appreciation (depreciation)		(20,235,206)
Net gain (loss)		(36,539,876)
Net increase (decrease) in net assets resulting from operations		$126,038,559

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2018	Year ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$162,578,435	$113,105,099
Net realized gain (loss)	(16,304,670)	(1,566,770)
Change in net unrealized appreciation (depreciation)	(20,235,206)	28,529,025
Net increase (decrease) in net assets resulting from operations	126,038,559	140,067,354
Distributions to shareholders from net investment income	(154,361,140)	(106,812,751)
Share transactions
Proceeds from sales of shares	2,773,274,712	5,170,553,145
Reinvestment of distributions	129,216,516	100,841,024
Cost of shares redeemed	(3,953,912,621)	(1,977,465,881)
Net increase (decrease) in net assets resulting from share transactions	(1,051,421,393)	3,293,928,288
Total increase (decrease) in net assets	(1,079,743,974)	3,327,182,891
Net Assets
Beginning of period	9,920,937,121	6,593,754,230
End of period	$8,841,193,147	$9,920,937,121
Other Information
Undistributed net investment income end of period	$11,143,546	$3,075,139
Shares
Sold	276,147,746	515,147,452
Issued in reinvestment of distributions	12,870,517	10,048,630
Redeemed	(393,872,603)	(197,070,314)
Net increase (decrease)	(104,854,340)	328,125,768

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Short Duration Fund

Years ended May 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$10.01	$10.07	$10.10	$10.09
Income from Investment Operations
Net investment income (loss)A	.168	.136	.115	.095	.077
Net realized and unrealized gain (loss)	(.028)	.033	(.051)	(.028)	.020
Total from investment operations	.140	.169	.064	.067	.097
Distributions from net investment income	(.160)	(.129)	(.118)	(.093)	(.079)
Distributions from net realized gain	–	–	(.006)	(.004)	(.008)
Total distributions	(.160)	(.129)	(.124)	(.097)	(.087)
Net asset value, end of period	$10.03	$10.05	$10.01	$10.07	$10.10
Total ReturnB	1.40%	1.69%	.64%	.66%	.96%
Ratios to Average Net AssetsC,D
Expenses before reductions	.35%	.36%	.36%	.35%	.36%
Expenses net of fee waivers, if any	.10%	.10%	.11%	.10%	.11%
Expenses net of all reductions	.10%	.10%	.11%	.10%	.11%
Net investment income (loss)	1.67%	1.36%	1.15%	.94%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$8,841,193	$9,920,937	$6,593,754	$7,262,264	$5,869,152
Portfolio turnover rateE	25%	26%	33%	16%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations, commercial paper, and certificates of deposit are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, market discount, foreign currency transactions, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,667,513
Gross unrealized depreciation	(42,479,402)
Net unrealized appreciation (depreciation)	$(17,811,889)
Tax Cost	$8,866,376,280

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,564,703
Capital loss carryforward	$(31,212,340)
Net unrealized appreciation (depreciation) on securities and other investments	$(17,811,889)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,364,996)
Long-term	(27,847,344)
Total capital loss carryforward	$(31,212,340)

The tax character of distributions paid was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$154,361,140	$106,812,751

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $2,255,375,099 and $3,073,717,457, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

During June 2018, the Board approved that effective July 1, 2018 transfer agent fees will not be paid by the Fund and will instead be paid by the investment adviser or an affiliate.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $25,228 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,257.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $6,810,000. The weighted average interest rate was 1.41%. The interest expense amounted to $267 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $24,328,855.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $48,592.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $235 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5,497.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 12% and 11% of the total outstanding shares of Fidelity Conservative Income Bond Fund and Fidelity Short-Term Bond Fund, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Short Duration Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 19, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period-B December 1, 2017 to May 31, 2018
Actual	.10%	$1,000.00	$1,006.70	$.50-C
Hypothetical-D		$1,000.00	$1,024.43	$.50-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C If fees and changes to the Fund's expense contract and/ or expense cap, effective July 1, 2018, had been in effect during the current period, the restated annualized expense ratio would have been .05% and the expenses paid in the actual and hypothetical examples above would have been $.25 and $.25, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

A total of 1.12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

ASD-ANN-0718
1.934458.106

Strategic Advisers® Tax-Sensitive Short Duration Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report May 31, 2018

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
Port Arthur Navigation Dist. Environmental Facilities Rev.	1.6
Texas General Obligation	1.1
Illinois Gen. Oblig.	1.1
Saint James Parish Gen. Oblig.	1.1
New York City Gen. Oblig.	1.1
New York Metropolitan Transportation Authority Rev.	1.0
Connecticut Gen. Oblig.	1.0
Suffolk County Gen. Oblig.	1.0
Illinois Finance Authority Rev.	0.8
Connecticut Health & Educational Facilities Authority Rev	0.7

Top Five Sectors as of May 31, 2018

% of fund's net assets
General Obligations	24.1
Health Care	8.5
Other	8.1
Transportation	7.3
Synthetics	7.1

Quality Diversification (% of fund's net assets)

As of May 31, 2018
AAA,AA,A	36.1%
BBB	5.2%
BB	0.2%
Not Rated	5.9%
Equities	0.7%
Short-Term Investments and Net Other Assets	51.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Municipal Bonds	47.4%
Investment Companies	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	51.9%

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 47.4%
	Principal Amount	Value
Alabama - 0.6%
Alabama Hsg. Fin. Auth. Multi-family Hsg. Rev. Bonds:
(Dauphin Gate Apts. Proj.) Series 2017 B, 1.35%, tender 10/1/18 (a)	$325,000	$324,724
Series 2016 B, 1.5%, tender 6/1/18 (a)	2,180,000	2,180,000
Black Belt Energy Gas District Ala Bonds Series 2016 A, 4%, tender 6/1/21 (a)	3,035,000	3,188,723
Chatom Ind. Dev. Board Gulf Opportunity Zone Rev. (Alabama Elec. Coop., Inc. Proj.) Series 2007 A, 1.55%, tender 8/1/18 (a)	1,625,000	1,624,513
Health Care Auth. for Baptist Health Series 2006 B, 1.75%, tender 11/15/37 (a)	1,100,000	1,100,000
Jefferson County Gen. Oblig.:
Series 2013 A, 4.9% 4/1/21	2,270,000	2,337,578
Series 2018 A, 4% 4/1/19	3,500,000	3,561,845
Mobile County Board of School Commissioners:
Series 2016 A:
3% 3/1/19	140,000	141,075
5% 3/1/22	15,000	16,353
5% 3/1/23	20,000	22,203
5% 3/1/24	25,000	28,152
5% 3/1/25	25,000	28,472
Series 2016 B:
5% 3/1/19	230,000	235,134
5% 3/1/22	20,000	21,805
5% 3/1/24	20,000	22,521
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds:
(Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 1.625%, tender 10/2/18 (a)	3,660,000	3,656,999
Series 2009 E, 1.85%, tender 3/24/20 (a)	640,000	634,477
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/20	65,000	67,727
5% 3/1/21	10,000	10,636
5% 3/1/22	70,000	75,821
5% 3/1/25	35,000	39,242

TOTAL ALABAMA		19,318,000

Alaska - 0.0%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	25,000	26,727
5% 9/1/22	25,000	27,959
Series B:
5% 9/1/18	80,000	80,670
5% 9/1/20	45,000	48,108
5% 9/1/22	30,000	33,551
Series C:
5% 9/1/18	20,000	20,168
5% 9/1/19	45,000	46,827
5% 9/1/20	30,000	32,072
5% 9/1/22	20,000	22,367
Series D:
5% 9/1/19	85,000	88,451
5% 9/1/20	45,000	48,108
North Slope Borough Gen. Oblig. Series 2017 A, 5% 6/30/21	230,000	244,175
North Slope Borough Svc. 10 W&W Series 2014, 4% 6/30/18 (Escrowed to Maturity)	245,000	245,441

TOTAL ALASKA		964,624

Arizona - 1.5%
Arizona Board of Regents Arizona State Univ. Rev. Series 2016 A, 5% 7/1/19	130,000	134,577
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/18	10,000	10,157
5% 12/1/19	15,000	15,676
5% 12/1/20	20,000	21,416
5% 12/1/21	25,000	27,340
5% 12/1/22	15,000	16,726
5% 12/1/23	20,000	22,639
5% 12/1/24	35,000	40,100
Arizona School Facilities Board Ctfs. of Prtn. Series 2015 A, 5% 9/1/19	355,000	369,147
Arizona School Facilities Board Rev. Series 2007, 5% 7/1/18 (AMBAC Insured)	2,000,000	2,004,740
Arizona Wtr. Infrastructure Fin. Auth. Rev. Series 2009 A:
5% 10/1/18 (Escrowed to Maturity)	20,000	20,222
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	115,000	119,886
Coconino County Poll. Cont. Corp. Rev. Bonds (Nevada Pwr. Co. Projs.):
Series 2017 A, 1.8%, tender 5/21/20 (a)(b)	2,175,000	2,154,229
Series 2017 B, 1.6%, tender 5/21/20 (a)	280,000	276,788
Glendale Gen. Oblig.:
Series 2010, 5% 7/1/20	3,585,000	3,807,772
Series 2015:
4% 7/1/18 (FSA Insured)	95,000	95,181
4% 7/1/19 (FSA Insured)	15,000	15,371
5% 7/1/22 (FSA Insured)	20,000	22,254
Series 2017:
5% 7/1/21	65,000	70,685
5% 7/1/22	75,000	83,296
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	15,000	16,321
5% 7/1/22 (FSA Insured)	25,000	27,765
5% 7/1/23 (FSA Insured)	30,000	33,997
Maricopa County Indl. Dev. Auth. Rev.:
Bonds Series B, 5%, tender 10/18/22 (a)	1,090,000	1,215,568
Series 2016 A:
5% 1/1/20	815,000	853,615
5% 1/1/25	105,000	121,719
5% 1/1/26	235,000	275,488
Maricopa County Mesa Unified School District # 4 Series 2016, 4% 7/1/18	30,000	30,057
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	20,000	20,486
4% 7/1/20	30,000	31,319
Maricopa County Unified School District #41 Gilbert Series 2016, 3% 7/1/19	840,000	851,038
Phoenix Ariz Ind. Dev. Auth. Rev. Series 2015A, 3% 7/1/20 (c)	630,000	623,864
Phoenix Civic Impt. Board Arpt. Rev. Series 2013:
5% 7/1/20 (b)	3,000,000	3,180,720
5% 7/1/21 (b)	2,750,000	2,981,110
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 2.05%, tender 8/1/18 (a)(b)	10,650,000	10,651,811
Pima County Indl. Dev. Auth. E Series 2013 Q, 4% 7/1/19	265,000	269,611
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	50,000	54,840
5% 12/1/22	55,000	61,602
5% 12/1/23	75,000	85,433
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	70,000	72,449
Series 2012 A:
5% 7/1/18	20,000	20,053
5% 7/1/19	35,000	36,225
Pinal County Unified School District #1 Florence Series 2006 C, 5.25% 7/1/28 (Pre-Refunded to 7/1/18 @ 100)	435,000	436,205
Scottsdale Indl. Dev. Auth. Hosp. Rev. Series 2006 F, 1.73%, tender 9/1/45 (FSA Insured) (a)	14,725,000	14,725,000
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2009:
6% 7/1/24 (Pre-Refunded to 7/1/19 @ 100)	1,200,000	1,253,400
6.5% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	400,000	419,700

TOTAL ARIZONA		47,677,598

Arkansas - 0.1%
Arkansas Dev. Fin. Auth. Multi-family Hsg. Rev. Bonds (Pine Bluff RAD Conversion Proj.) Series 2017, 1.69%, tender 11/1/21	2,070,000	2,059,981
Little Rock School District Series 2017, 3% 2/1/21	1,470,000	1,502,090

TOTAL ARKANSAS		3,562,071

California - 3.0%
Alameda Corridor Trans. Auth. Rev.:
Series 2004:
0% 10/1/19	5,000	4,827
0% 10/1/19 (Escrowed to Maturity)	75,000	73,433
Series 2013 A, 5% 10/1/22	50,000	56,428
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	115,000	118,442
Series B, 2.85%, tender 4/1/25 (a)	95,000	97,493
Series C, 2.1%, tender 4/1/22 (a)	1,085,000	1,087,767
1.875%, tender 4/1/19 (a)	1,220,000	1,221,147
California Gen. Oblig.:
Bonds:
Series 2012 A, 1.31%, tender 5/1/21 (a)	5,995,000	5,995,000
Series 2013 D, 1.35%, tender 12/1/20 (a)	4,690,000	4,691,782
Series 2013, 1.44%, tender 12/1/22 (a)	3,270,000	3,278,567
3%, tender 12/1/19 (a)	340,000	344,192
5.25% 9/1/22	35,000	39,878
California Health Facilities Fing. Auth. Bonds Series 2016 C, 1%, tender 8/15/19 (a)	2,520,000	2,492,683
California Health Facilities Fing. Auth. Rev. Series 1988, 2.415%, tender 6/18/18 (a)	200,000	199,840
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
Series 2011 A-2, 2.021%, tender 4/1/20 (a)	7,150,000	7,159,867
Series 2012 B, 1 month U.S. LIBOR + 0.200% 1.535%, tender 4/1/21 (a)(d)	5,000,000	4,982,800
California Muni. Fin. Auth. Rev. Series 2016, 2.8% 9/15/18	1,310,000	1,310,341
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 2.05%, tender 8/1/18 (a)(b)(c)	5,400,000	5,400,918
California Pub. Works Board Lease Rev.:
(Dept. of Corrections & Rehab. Proj.) Series 2011 C, 5% 10/1/18	40,000	40,464
(Dept. of Corrections State Prison Proj.) Series A, 5% 12/1/19 (AMBAC Insured)	290,000	298,825
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	20,000	22,331
(Univ. Proj.) Series 2011 B, 5% 10/1/19 (Escrowed to Maturity)	35,000	36,601
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/19	110,000	114,941
5% 10/1/20	55,000	59,132
Series 2012 A, 5% 4/1/21	70,000	76,222
Series 2012 G, 5% 11/1/22	25,000	28,273
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/19	90,000	94,520
Series 2012 C, 5% 6/1/21	40,000	43,748
California Statewide Cmntys. Dev. Auth. Poll. Cont. Rev. Bonds (Southern California Edison Co.) Series 2006 A & B, 1.9%, tender 4/1/20 (a)	2,040,000	2,026,556
California Statewide Cmntys. Dev. Auth. Rev. Series 2007:
1.75%, tender 7/1/40 (FSA Insured) (a)	5,200,000	5,200,000
1.75%, tender 7/1/41 (FSA Insured) (a)	7,350,000	7,350,000
1.85%, tender 7/1/40 (FSA Insured) (a)	8,450,000	8,450,000
Compton Pub. Fin. Auth. Le Rev. Series 2008, 5% 9/1/22 (Pre-Refunded to 9/1/18 @ 100)	1,290,000	1,301,159
Compton Unified School District Series 2006 D, 0% 6/1/20 (AMBAC Insured)	2,280,000	2,194,865
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 4% 6/1/21	75,000	79,335
Series 2017 A1:
5% 6/1/21	25,000	27,024
5% 6/1/22	40,000	44,000
5% 6/1/23	45,000	50,181
5% 6/1/24	25,000	28,220
Series A, 0% 6/1/24 (AMBAC Insured)	75,000	64,474
Long Beach Hbr. Rev. Series 1998 A, 6% 5/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	1,000,000	1,040,900
Los Angeles Dept. Arpt. Rev. Series 2016 B, 4% 5/15/19 (b)	3,000,000	3,063,120
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 B, 5% 12/1/18	11,700,000	11,866,374
Los Angeles Unified School District Series 2018 M-1, 2% 7/1/19	1,400,000	1,408,932
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A, 5% 7/1/18	45,000	45,127
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	20,000	22,969
Palomar Pomerado Health Care Dis:
Series 2006 A, 1.95%, tender 11/1/36 (FSA Insured) (a)	3,350,000	3,350,000
Series 2006 B, 2%, tender 11/1/36 (FSA Insured) (a)	4,000,000	4,000,000
Series 2006 C, 2%, tender 11/1/36 (FSA Insured) (a)	450,000	450,000
Port of Oakland Rev.:
Series 2011 O, 5% 5/1/19 (b)	2,485,000	2,557,189
Series 2012 P, 5% 5/1/21 (b)	55,000	59,590
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	30,000	34,586
5% 9/1/24 (FSA Insured)	50,000	58,567
Sacramento County Arpt. Sys. Rev.:
Series 2008 B, 5.5% 7/1/18 (Escrowed to Maturity) (b)	485,000	486,479
Series 2008 E, 5.5% 7/1/18 (Escrowed to Maturity) (b)	585,000	586,784
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	30,000	34,664
Stockton Unified School District Gen. Oblig. 5% 7/1/18 (FSA Insured)	25,000	25,068

TOTAL CALIFORNIA		95,276,625

Colorado - 0.7%
Colorado Health Facilities Auth. Rev.:
Bonds:
Series 2008 D3, 5%, tender 11/12/21 (a)	115,000	124,376
Series 2009 B-3, 1.875%, tender 11/6/19 (a)	140,000	139,248
Series 2015 A, 4% 12/1/18	340,000	343,461
Colorado Hsg. & Fin. Auth. Multi-family Hsg. Series 2016 I, 1.05% 8/1/18	925,000	924,047
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A:
5% 6/1/20	115,000	122,005
5% 6/1/23	100,000	113,168
Series 2014 A, 5% 6/1/23	85,000	96,193
Colorado Univ. Co. Hosp. Auth. Rev. Bonds:
Series 2017C-1, 4%, tender 3/1/20 (a)	5,745,000	5,886,499
Series 2017C-2, 5%, tender 3/1/22 (a)	450,000	488,318
Denver City & County Arpt. Rev.:
Series 2007, 1.85%, tender 11/15/25 (a)	2,775,000	2,775,000
Series 2011 A, 5.25% 11/15/22 (b)	1,750,000	1,917,090
Series 2013 A, 5% 11/15/18 (b)	1,290,000	1,308,460
Series 2013 B, 5% 11/15/18	130,000	132,066
Series 2017 A, 5% 11/15/19 (b)	420,000	438,925
Denver Health & Hosp. Auth. Healthcare Rev. Series 2017 A:
5% 12/1/18 (c)	340,000	344,780
5% 12/1/19 (c)	375,000	389,876
5% 12/1/20 (c)	325,000	345,482
E-470 Pub. Hwy. Auth. Rev.:
Bonds Series 2017 A, 1 month U.S. LIBOR + 0.900% 2.228%, tender 9/1/19 (a)(d)	600,000	601,050
Series 1997 B, 0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,685,000	2,673,428
Series 2000 B:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,810,000	1,802,199
0% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,380,000	1,347,473
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	505,000	482,219
Series 2015 A:
2.35% 9/1/20	100,000	100,696
5% 9/1/19	20,000	20,757
5% 9/1/20	275,000	292,801
Pueblo Colo Urban Renewal Auth. Series 2017, 2.75% 6/1/20	155,000	155,029

TOTAL COLORADO		23,364,646

Connecticut - 2.2%
Connecticut Gen. Oblig.:
Series 2005 B, 5.25% 6/1/19	455,000	469,446
Series 2010 B, 5% 12/1/18	250,000	253,910
Series 2011 B:
5% 5/15/20	275,000	289,542
5% 5/15/21	355,000	380,166
Series 2011 C, SIFMA Municipal Swap Index + 1.100% 2.16% 5/15/19 (a)(d)	1,280,000	1,288,870
Series 2011 D:
5% 11/1/18	85,000	86,110
5% 11/1/19	290,000	301,812
Series 2012 A:
SIFMA Municipal Swap Index + 1.100% 2.16% 4/15/19 (a)(d)	520,000	523,536
SIFMA Municipal Swap Index + 1.250% 2.31% 4/15/20 (a)(d)	4,135,000	4,191,774
Series 2012 C:
5% 6/1/19	130,000	133,810
5% 6/1/20	670,000	705,423
5% 6/1/21	510,000	546,684
Series 2012 D:
SIFMA Municipal Swap Index + 0.770% 1.83% 9/15/18 (a)(d)	770,000	771,448
SIFMA Municipal Swap Index + 0.920% 1.98% 9/15/19 (a)(d)	645,000	649,296
Series 2013 A:
SIFMA Municipal Swap Index + 0.550% 1.61% 3/1/19 (a)(d)	230,000	230,428
SIFMA Municipal Swap Index + 0.650% 1.71% 3/1/20 (a)(d)	105,000	105,252
5% 10/15/19	360,000	374,252
Series 2013 D:
SIFMA Municipal Swap Index + 0.880% 1.94% 8/15/19 (a)(d)	255,000	256,558
1.94% 8/15/18 (a)	2,080,000	2,083,411
5% 8/15/20	190,000	201,176
Series 2014 B, SIFMA Municipal Swap Index + 0.490% 1.55% 3/1/19 (a)(d)	110,000	110,156
Series 2014 C:
5% 6/15/18	240,000	240,259
5% 6/15/20	400,000	421,876
Series 2014 E:
5% 9/1/18	550,000	554,450
5% 9/1/19	430,000	445,566
Series 2014 H, 5% 11/15/18	80,000	81,145
Series 2015 C, SIFMA Municipal Swap Index + 0.750% 1.81% 6/15/18 (a)(d)	205,000	205,043
Series 2015 F:
5% 11/15/18	615,000	623,801
5% 11/15/20	180,000	191,675
Series 2016 A:
5% 3/15/19	500,000	511,940
5% 3/15/26	45,000	50,802
Series 2016 B:
5% 5/15/19	755,000	776,208
5% 5/15/20	305,000	321,128
5% 5/15/21	1,770,000	1,895,475
Series 2016 E:
4% 10/15/19	885,000	908,196
5% 10/15/20	1,080,000	1,147,716
Series 2016 G:
3% 11/1/20	285,000	289,913
5% 11/1/18	550,000	557,183
5% 11/1/19	510,000	530,772
Series 2017 A, 5% 4/15/20	2,650,000	2,784,700
Series 2017 B:
5% 4/15/19	645,000	661,641
5% 4/15/20	100,000	105,083
Series 2018 A, 5% 4/15/20	685,000	719,819
Series 2018 B:
5% 4/15/21	1,715,000	1,833,712
5% 4/15/22	685,000	746,623
Series A, 5% 2/15/21	100,000	102,029
Series D, SIFMA Municipal Swap Index + 1.020% 2.08% 8/15/20 (a)(d)	210,000	212,379
Connecticut Health & Edl. Facilities Auth. Rev.:
(Connecticut St Univ. Sys. Proj.) Series 2013 N, 5% 11/1/20	2,035,000	2,174,825
(Stamford Hosp. Proj.) Series 2010 I, 5% 7/1/20	900,000	948,573
Bonds:
(Ascension Health Cr. Group Proj.) Series 1999 B, 1.65%, tender 3/1/19 (a)	670,000	668,519
(Yale New Haven Hosp. Proj.) Series B, 1 month U.S. LIBOR + 0.550% 1.828%, tender 6/1/18 (a)(d)	1,075,000	1,075,129
(Yale Univ. Proj.):
Series 2014 A, 1.3%, tender 2/3/20 (a)	2,855,000	2,829,362
Series 2017 B, 5%, tender 7/1/20 (a)	1,635,000	1,739,346
Series 2010 A, 1.8%, tender 2/9/21 (a)	7,515,000	7,472,014
Series 2010 A2, 1.2%, tender 2/1/19 (a)	495,000	493,480
Series 2013 A, 1%, tender 7/1/19 (a)	3,270,000	3,243,284
Series U1, 1%, tender 2/6/19 (a)	255,000	253,794
Series 2008 N, 5% 7/1/22	900,000	902,286
Series 2008, 5% 7/1/34	300,000	300,786
Series 2011F, 5% 7/1/18	690,000	691,684
Series 2016 CT, 3% 12/1/19	155,000	157,633
Series 2018 S, 5% 7/1/20	1,200,000	1,273,800
Series A:
5% 7/1/20	505,000	535,209
5% 7/1/21	800,000	864,504
Series N, 5% 7/1/21	610,000	661,832
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Chelsea Ln. Prog.) Series 2013 A, 4% 11/15/18 (b)	345,000	347,636
Series 2017 B:
4% 11/15/19 (b)	265,000	271,487
5% 11/15/21 (b)	155,000	166,658
5% 11/15/23 (b)	125,000	137,608
Connecticut Hsg. Fin. Auth.:
(Ct Gen. Hsg. 9/27/72 Proj.) Series 2012 A, 2.4% 11/15/20	270,000	271,534
Bonds Series 2017 E-3, 1.5%, tender 11/15/20 (a)	1,640,000	1,616,646
Series 2013 B2, 4% 11/15/32	105,000	108,319
Series 2016 F, 1.55% 5/15/20 (b)	220,000	217,081
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2010 A, 5% 11/1/18	250,000	253,368
Series 2011 A, 5% 12/1/18	120,000	121,937
Series 2012 A, 4% 1/1/19	400,000	405,052
Series 2012 B, 5% 1/1/21	225,000	239,636
Hartford County Metropolitan District Gen. Oblig. Series 2016 B, 5% 6/1/18	500,000	500,000
Hartford Gen. Oblig. Series 2017, 5% 12/1/18	110,000	111,291
Hbr. Point Infra Impt. District Series 2010 A, 7.875% 4/1/39 (Pre-Refunded to 4/1/20 @ 100)	1,566,000	1,728,206
Naugatuck Ctfs. of Prtn. (Naugatuck Incineration Facilities Proj.) Series 2014 A:
5% 6/15/19 (b)	250,000	257,768
5% 6/15/20 (b)	315,000	331,197
New Britain Gen. Oblig. Series 2017 A:
5% 3/1/19 (FSA Insured)	130,000	133,223
5% 3/1/20 (FSA Insured)	65,000	68,583
5% 3/1/21 (FSA Insured)	90,000	96,766
New Haven Gen. Oblig.:
Series 2016 A:
5% 8/15/23 (FSA Insured)	20,000	22,154
5% 8/15/25 (FSA Insured)	20,000	22,585
Series 2017 A, 5.25% 8/1/19	160,000	165,584
Stratford Gen. Oblig. Series 2017, 4% 7/1/19 (FSA Insured)	165,000	168,757
Univ. of Connecticut Gen. Oblig. Series 2018 A, 5% 4/15/19	5,000,000	5,134,250

TOTAL CONNECTICUT		70,055,580

Delaware, New Jersey - 0.0%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	55,000	57,632
5% 1/1/21	45,000	48,277

TOTAL DELAWARE, NEW JERSEY		105,909

District Of Columbia - 0.9%
District of Columbia Income Tax Rev. Series 2014 A, 5% 12/1/18	3,040,000	3,090,555
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2009 A, 5.5% 10/1/39 (Pre-Refunded to 10/1/18 @ 100)	7,475,000	7,570,082
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A:
5% 10/1/18 (b)	9,055,000	9,152,341
5% 10/1/22 (b)	140,000	155,840
Series 2014 A:
5% 10/1/19 (b)	315,000	328,132
5% 10/1/23 (b)	10,000	11,319
Series 2017 A:
5% 10/1/26 (b)	145,000	169,475
5% 10/1/27 (b)	110,000	129,835
Washington Convention & Sports Auth. Series 2018 A:
5% 10/1/19	4,500,000	4,690,620
5% 10/1/21	2,000,000	2,185,940
Washington D.C. Metropolitan Transit Auth. Rev. Series 2016 A, 5% 7/1/18	1,040,000	1,042,777

TOTAL DISTRICT OF COLUMBIA		28,526,916

Florida - 2.6%
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/20	485,000	515,240
5% 7/1/21	20,000	21,743
Series 2015 C:
5% 7/1/21	15,000	16,307
5% 7/1/22	80,000	88,782
5% 7/1/23	65,000	73,693
Broward County Arpt. Sys. Rev.:
Series 2012 P1, 4% 10/1/19 (b)	1,035,000	1,062,324
Series 2012 Q1:
4% 10/1/18	300,000	302,316
5% 10/1/21	20,000	21,873
Series A:
5% 10/1/22 (b)	65,000	72,269
5% 10/1/23 (b)	90,000	101,773
Broward County Port Facilities Rev. Series 2011 B, 5% 9/1/18 (b)	80,000	80,631
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	70,000	77,743
Series 2008 A, 4% 7/1/18 (FSA Insured)	250,000	250,465
Series 2011 A, 5% 7/1/19	210,000	217,211
Series 2012 A, 5% 7/1/19	155,000	160,323
Series 2015 A:
5% 7/1/19	45,000	46,545
5% 7/1/20	85,000	90,318
5% 7/1/21	100,000	108,777
5% 7/1/22	75,000	83,296
5% 7/1/23	60,000	67,994
5% 7/1/24	30,000	34,531
Series 2015 B:
5% 7/1/19	45,000	46,545
5% 7/1/20	65,000	69,066
5% 7/1/21	135,000	146,849
5% 7/1/22	100,000	111,061
5% 7/1/23	60,000	67,994
5% 7/1/24	25,000	28,776
Central Expwy Auth. Sr Lien Series 2015, 1.625% 1/1/19	545,000	544,275
Citizens Property Ins. Corp.:
(Citizens Pla Proj.) Series 2012 A-1, 5% 6/1/20	1,215,000	1,286,794
Series 2011 A1:
5% 6/1/18	55,000	55,000
5% 6/1/19	1,415,000	1,458,596
Series 2012 A1:
5% 6/1/18	35,000	35,000
5% 6/1/19	1,845,000	1,901,844
5% 6/1/21	2,715,000	2,944,608
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/18	15,000	15,252
5% 12/1/19	40,000	41,930
5% 12/1/20	20,000	21,517
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/19	1,035,000	1,070,542
Escambia County Poll. Cont. Rev. Bonds:
(Gulf Pwr. Co. Proj.) Series 2003, 1.15%, tender 6/21/18 (a)	1,095,000	1,094,715
Series 1997, 2.1%, tender 4/11/19 (a)	650,000	649,994
Florida Board of Ed. Lottery Rev.:
Series 2016 A:
5% 7/1/18	2,000,000	2,005,400
5% 7/1/19	2,000,000	2,069,980
Series 2016 B, 5% 7/1/24	219,000	254,093
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2012 A, 5% 6/1/18	1,000,000	1,000,000
Series 2013 C, 5% 6/1/18	1,000,000	1,000,000
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/19	30,000	30,383
5% 2/1/20	45,000	46,414
Florida Hsg. Fin. Corp. Rev. Series 2017:
1.95% 1/1/21	465,000	465,460
2% 7/1/21	405,000	405,599
2.05% 1/1/22	305,000	305,732
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A:
5% 10/1/21	20,000	21,886
5% 10/1/22	45,000	50,150
5% 10/1/23	30,000	33,812
5% 10/1/24	45,000	51,316
5% 10/1/25	40,000	46,105
5% 10/1/26	45,000	51,514
Series 2015 C, 5% 10/1/18	70,000	70,785
Florida Muni. Pwr. Agcy. Rev.:
(Stanton II Proj.) Series 2012 A, 5% 10/1/18	60,000	60,663
Series 2008, 5% 10/1/18	130,000	131,414
Series 2009 A, 5% 10/1/18	1,055,000	1,066,478
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2008 A, 5.25% 10/1/18 (FSA Insured) (b)	445,000	450,113
Series 2009 A, 6% 10/1/18 (b)	295,000	299,180
Series 2010 B, 4.25% 10/1/18 (b)	2,385,000	2,405,344
Series 2011 C:
5% 10/1/19	35,000	36,534
5% 10/1/20	20,000	21,370
Series 2016, 5% 10/1/20 (b)	50,000	53,214
Series 2017 A:
5% 10/1/25 (b)	20,000	22,981
5% 10/1/26 (b)	45,000	52,160
Halifax Hosp. Med. Ctr. Rev.:
Series 2015, 5% 6/1/23	30,000	33,529
Series 2016:
4% 6/1/18	130,000	130,000
5% 6/1/19	65,000	66,782
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	1,070,000	1,156,777
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	45,000	50,269
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	20,000	21,230
5% 7/1/22	45,000	49,811
5% 7/1/23	45,000	50,742
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/18	1,000,000	1,010,880
JEA Wtr. & Swr. Sys. Rev. Series 2010 D:
5% 10/1/21	15,000	15,838
5% 10/1/21 (Pre-Refunded to 4/1/20 @ 100)	30,000	31,654
5% 10/1/39 (Pre-Refunded to 4/1/20 @ 100)	2,345,000	2,474,303
Lake County School Board Ctfs. of Prtn. Series 2014 A, 4% 6/1/18 (FSA Insured)	25,000	25,000
Lakeland Hosp. Sys. Rev. Series 2016:
4% 11/15/18	130,000	131,308
5% 11/15/19	70,000	73,103
Lee County Arpt. Rev. Series 2010A, 5.5% 10/1/18 (FSA Insured) (b)	270,000	273,256
Lee County Solid Waste Sys. Rev. Series 2016:
5% 10/1/18 (b)	510,000	514,998
5% 10/1/20 (b)	130,000	137,323
Manatee County Rev. Series 2013:
5% 10/1/19	25,000	26,079
5% 10/1/20	45,000	48,114
5% 10/1/21	45,000	49,260
5% 10/1/22	20,000	22,368
Manatee County School District Series 2017, 5% 10/1/24 (FSA Insured)	30,000	34,761
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds Series 2016, 0.95%, tender 8/1/18 (a)	2,125,000	2,122,641
Miami Health Facilities Auth. Rev. Series 2017, 5% 7/1/20	110,000	115,525
Miami-Dade County Aviation Rev.:
Series 2009 B, 5.5% 10/1/36 (Pre-Refunded to 10/1/19 @ 100)	3,190,000	3,346,342
Series 2010 B, 5% 10/1/18	385,000	389,150
Series 2010, 5% 10/1/22	40,000	42,580
Series 2012 A:
5% 10/1/19 (b)	240,000	249,523
5% 10/1/21 (b)	245,000	266,298
Series 2014 A, 5% 10/1/18 (b)	3,035,000	3,066,716
Series 2017 B:
5% 10/1/19 (b)	2,095,000	2,178,130
5% 10/1/20 (b)	45,000	47,903
Miami-Dade County Edl. Facilities Rev. Series 2007 B, 5.25% 4/1/19 (AMBAC Insured)	4,000,000	4,114,080
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	45,000	46,526
5% 7/1/20	20,000	21,243
5% 7/1/21	45,000	48,922
5% 7/1/22	45,000	49,959
5% 7/1/23	45,000	49,885
Bonds Series 2012, 1.39%, tender 7/1/26, LOC Dexia Cr. Local SA (a)	1,870,000	1,870,000
Series 2014 A, 5% 7/1/24	15,000	17,229
Series 2014 B:
5% 7/1/18	150,000	150,383
5% 7/1/22	35,000	38,857
5% 7/1/23	70,000	79,398
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	85,000	95,401
Miami-Dade County Health Facilities Auth. Hosp. Rev. Series 2010, 5.25% 8/1/21	155,000	163,468
Miami-Dade County Pub. Facilities Rev. Series 2015 A, 5% 6/1/19	415,000	427,537
Miami-Dade County School Board Ctfs. of Prtn.:
(Miami-Dade County School District proj.) Series 2012 B-1, 5% 10/1/19	140,000	145,667
(Miami-Dade County School District) Series 2012 B-2, 4% 4/1/20	190,000	196,772
Series 2014 D:
5% 11/1/19	2,600,000	2,711,436
5% 11/1/20	320,000	342,378
5% 11/1/21	135,000	147,624
5% 11/1/22	65,000	72,461
5% 11/1/23	165,000	186,993
Series 2015 A:
5% 5/1/19	1,160,000	1,192,851
5% 5/1/20	515,000	543,680
5% 5/1/21	250,000	270,345
5% 5/1/22	80,000	88,406
5% 5/1/23	140,000	157,308
Series 2015 B, 5% 5/1/24	645,000	733,804
Series 2015 D, 5% 2/1/22	260,000	285,639
Series 2016 A, 5% 8/1/27	120,000	139,226
Series 2016 C, 5% 2/1/20	470,000	492,955
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	25,000	25,867
North Broward Hosp. District Rev. Series 2017 B:
5% 1/1/20	220,000	229,167
5% 1/1/21	205,000	218,175
Orange County Health Facilities Auth. Series 2009, 5.25% 10/1/19	25,000	26,100
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/18	620,000	623,391
Orlando & Orange County Expressway Auth. Rev. Series 2012:
5% 7/1/18	470,000	471,227
5% 7/1/19	20,000	20,695
Orlando Utils. Commission Util. Sys. Rev. Series 2011 B:
5% 10/1/18	50,000	50,561
5% 10/1/19	50,000	52,159
Palm Beach County Health Facilities A Series 2016, 4% 11/15/19	585,000	603,638
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	20,000	20,478
5% 12/1/20	30,000	31,891
5% 12/1/21	35,000	37,945
5% 12/1/23	5,000	5,573
5% 12/1/24	10,000	11,260
Palm Beach County Health Facilities Auth. Rev. Series 2015 C, 4% 5/15/19	320,000	325,792
Palm Beach County School Board Ctfs. of Prtn.:
(Palm Beach County School District Proj.):
Series 2018 A:
5% 8/1/19	2,200,000	2,281,070
5% 8/1/20	1,150,000	1,224,509
5% 8/1/21	2,000,000	2,180,140
Series 2018 B, 5% 8/1/21	1,100,000	1,199,077
Series 2014 B:
4% 8/1/19	190,000	194,834
4% 8/1/21	90,000	95,368
5% 8/1/19	65,000	67,395
5% 8/1/21	115,000	125,358
5% 8/1/22	20,000	22,255
Series 2015 B:
5% 8/1/19	60,000	62,211
5% 8/1/20	40,000	42,592
Pasco County School Board Ctfs. of Prtn. Series 2005 B, 1.85%, tender 8/1/30 (a)	3,700,000	3,700,000
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/18	25,000	25,264
5% 10/1/19	25,000	26,012
5% 10/1/20	20,000	21,356
5% 10/1/21	20,000	21,819
5% 10/1/22	20,000	22,237
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
Series 2011, 5% 10/1/19 (b)	45,000	46,864
5% 10/1/18 (b)	60,000	60,647
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	20,000	23,167
5% 7/1/26	25,000	29,265
South Miami Health Facilities Auth. Hosp. Rev. Series 2017:
5% 8/15/18	1,800,000	1,812,420
5% 8/15/19	3,520,000	3,654,006
Sunrise Util. Sys. Rev. Series 1998, 5.2% 10/1/22 (AMBAC Insured)	1,045,000	1,057,247
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	65,000	70,469
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2005, 5.5% 10/1/22 (FGIC Insured)	30,000	34,249
Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	55,000	55,593
5% 10/1/18 (Escrowed to Maturity)	50,000	50,548
Series 2011, 5% 10/1/19	120,000	125,164
Tampa Solid Waste Sys. Rev.:
Series 2010, 5% 10/1/19 (FSA Insured) (b)	255,000	265,050
Series 2013, 5% 10/1/20 (b)	170,000	180,846
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2012 A, 5% 9/1/20	40,000	42,580
Series 2016 A:
5% 9/1/18	100,000	100,809
5% 9/1/19	130,000	134,984
5% 9/1/20	150,000	159,506
Univ. North Florida Fing. Corp. Cir:
(Hsg. Proj.) Series 2016, 5% 11/1/18 (FSA Insured)	680,000	688,350
Series 2016, 5% 11/1/19 (FSA Insured)	705,000	733,313
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B:
5% 8/1/18	10,000	10,054
5% 8/1/19	5,000	5,184

TOTAL FLORIDA		84,130,949

Georgia - 1.2%
Atlanta Urban Resdtl Fin. Bonds Series 2016, 1.05%, tender 6/1/18 (a)	2,235,000	2,235,000
Atlanta Arpt. Rev.:
5% 1/1/22	20,000	22,067
5% 1/1/23	20,000	22,517
5% 1/1/24	25,000	28,625
Augusta Hsg. Auth. Multi-family Hsg. Rev. Bonds:
(Richmond Villas Apts. Proj.) Series 2017, 1.2%, tender 3/1/19 (a)	1,530,000	1,517,959
Series 2016, 1.87%, tender 7/2/18 (a)	5,000,000	4,997,350
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1995 5, 2.05%, tender 11/19/21 (a)	375,000	368,708
Series 2008, 1.65%, tender 6/18/21 (a)	485,000	471,342
(Georgia Pwr. Co. Proj.) Series 2017, 1.85%, tender 8/22/19 (a)	3,380,000	3,368,643
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	220,000	220,231
Series 1996, 2.35%, tender 12/11/20 (a)	1,485,000	1,481,035
Clarke County Hosp. Auth. Series 2016:
5% 7/1/18	230,000	230,584
5% 7/1/19	295,000	304,971
5% 7/1/20	190,000	201,725
Cobb County Kennestone Hosp. Auth. Rev.:
(Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/19	30,000	30,847
5% 4/1/20	45,000	47,489
(Wellstar Health Sys., Inc. proj.) Series 2017 A, 5% 4/1/21	100,000	107,825
DeKalb County Hsg. Auth. Multi-family Hsg. Rev. Bonds Series 2016, 1.75%, tender 1/15/19 (a)	1,570,000	1,567,896
Fulton County Dev. Auth. Hosp. R (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
3% 4/1/19	40,000	40,476
5% 4/1/20	40,000	42,213
5% 4/1/21	85,000	91,651
Fulton County Dev. Auth.:
(Piedmont Healthcare, Inc. Proj.) Series 2016, 5% 7/1/20	130,000	138,022
Bonds Series 2018 A, 2%, tender 3/1/20 (a)	4,000,000	3,993,160
Fulton County Wtr. & Swr. Rev. Series 2011, 5% 1/1/19	85,000	86,646
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series A, 5% 11/1/18	165,000	167,107
(Prerefunded Proj.) Series 2008 D, 5.75% 1/1/20 (Pre-Refunded to 7/1/18 @ 100)	55,000	55,175
(Unrefunded Balance Proj.) Series 2008:
5.75% 1/1/19	130,000	130,378
5.75% 1/1/20	20,000	20,057
Series 2008 A:
5.25% 1/1/19	140,000	142,659
5.25% 1/1/21	140,000	150,521
Series 2009 B, 5% 1/1/20	4,180,000	4,362,791
Series 2011 A:
5% 1/1/19	750,000	763,178
5% 1/1/20	245,000	255,714
5% 1/1/21	30,000	32,068
Series 2015 A:
5% 1/1/20	100,000	104,373
5% 1/1/21	255,000	272,577
Series 2016 A:
4% 1/1/19	225,000	227,673
4% 1/1/21	280,000	292,331
5% 1/1/19	385,000	391,764
Series GG:
5% 1/1/20	135,000	141,010
5% 1/1/21	255,000	272,842
Georgia Muni. Gas Auth. Rev.:
(Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	35,000	36,431
5% 10/1/22	20,000	22,097
5% 10/1/23	55,000	61,814
Series R, 5% 10/1/21	110,000	119,451
Series 2016 A, 5% 10/1/19	1,050,000	1,092,924
Griffin-Spalding County Hosp. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
3% 4/1/19	50,000	50,596
3% 4/1/20	40,000	40,785
3% 4/1/21	35,000	35,830
Lagrange-Troup County Hosp. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/20	30,000	31,660
5% 4/1/21	85,000	91,651
Macon-Bibb County Hsg. Auth. Bonds Series 2018, 2.04%, tender 4/1/20 (a)	5,000,000	4,991,050
Main Street Natural Gas, Inc. Series 2018 C, 4% 12/1/19	215,000	221,160
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.):
Series 2009 1, 2.05%, tender 11/19/21 (a)	705,000	691,563
Series 2009, 2.35%, tender 12/11/20 (a)	2,175,000	2,169,193
Peach County Dev. Auth. Student Series 2016, 1.2% 10/1/18	855,000	853,222
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	75,000	80,698

TOTAL GEORGIA		39,989,325

Hawaii - 0.5%
Hawaii Arpts. Sys. Rev.:
Series 2010 B, 5% 7/1/18 (b)	170,000	170,435
Series 2011, 5% 7/1/19 (b)	2,085,000	2,153,200
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev. (Queens Health Sys. Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.140% 1.51%, tender 7/1/39 (a)(d)	635,000	635,000
Hawaii Gen. Oblig. Series 2011 DZ, 5% 12/1/28 (Pre-Refunded to 12/1/21 @ 100)	1,945,000	2,144,304
Honolulu City & County Gen. Oblig.:
Bonds Series 2017 H:
SIFMA Municipal Swap Index + 0.310% 1.37%, tender 9/1/20 (a)(d)	2,180,000	2,181,461
SIFMA Municipal Swap Index + 0.320% 1.38%, tender 9/1/20 (a)(d)	1,965,000	1,966,376
SIFMA Municipal Swap Index + 0.320% 1.38%, tender 9/1/20 (a)(d)	875,000	875,613
Series 2015 B, 5% 10/1/18	3,700,000	3,741,847
Series 2017 D:
5% 9/1/24	25,000	29,077
5% 9/1/25	65,000	76,643
State of Hawaii Dept. of Trans. Series 2013:
4% 8/1/18 (b)	220,000	220,847
5% 8/1/19 (b)	30,000	31,116
5% 8/1/20 (b)	65,000	68,955
5% 8/1/21 (b)	10,000	10,818
5% 8/1/22 (b)	45,000	49,565
5% 8/1/23 (b)	30,000	33,531

TOTAL HAWAII		14,388,788

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/20	150,000	159,330
(Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/21	230,000	249,780

TOTAL IDAHO		409,110

Illinois - 3.1%
Bedford Park Tax Increment Rev. (65th and Cicero Proj.) Series 2015, 3% 12/30/18	195,000	195,162
Champaign County Ill Cmnty. Unit Series 2017, 5% 1/1/21	355,000	380,116
Chicago Board of Ed. Series 2009 D, 5% 12/1/18 (Escrowed to Maturity)	50,000	50,819
Chicago Gen. Oblig.:
(City Colleges Proj.) Series 1999, 0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	215,000	211,915
Series 1999, 5.5% 1/1/19 (FGIC Insured) (FSA Insured)	1,655,000	1,684,095
Series 2002 B, 5% 1/1/19	420,000	425,901
Series 2003 B:
5% 1/1/19	700,000	709,835
5% 1/1/20	720,000	741,413
Series 2007, 5% 12/1/18	555,000	555,605
Series 2009 A:
4% 1/1/19	270,000	272,263
4% 1/1/19 (Escrowed to Maturity)	290,000	293,729
Series 2010, 5% 12/1/19	220,000	226,305
Series 2015 C:
5% 1/1/20	280,000	288,546
5% 1/1/21	435,000	454,745
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2014 D, 5% 12/1/19	555,000	581,274
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	15,000	15,701
5% 1/1/21	10,000	10,674
5% 1/1/23	55,000	61,084
5% 1/1/22	110,000	119,898
5% 1/1/23	130,000	144,381
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	180,000	181,951
5% 1/1/20	5,000	5,112
5% 1/1/21	10,000	10,334
5% 1/1/22	5,000	5,226
5% 1/1/23	10,000	10,525
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/19 (b)	425,000	433,096
Series 2011 A, 5.75% 1/1/39 (Pre-Refunded to 1/1/21 @ 100)	1,475,000	1,612,736
Series 2011 B, 5% 1/1/19	175,000	178,208
Series 2012 A, 5% 1/1/21	30,000	32,357
Series 2012 B, 5% 1/1/21 (b)	100,000	107,335
Series 2013 B, 5% 1/1/22	85,000	93,786
Series 2013 D, 5% 1/1/22	70,000	77,235
Series 2015 A, 5% 1/1/19 (b)	125,000	127,204
Series 2017 D, 5% 1/1/27 (b)	35,000	40,602
Chicago Park District Gen. Oblig. Series 2011 B, 4% 1/1/19	100,000	100,941
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
2% 6/1/18	50,000	50,000
4% 6/1/19	425,000	432,714
5% 6/1/20	760,000	802,461
5% 6/1/21	385,000	414,653
5% 6/1/25	25,000	28,284
Chicago Wastewtr. Transmission Rev.:
(Second Lien Proj.) Series 2014, 5% 1/1/19	250,000	254,278
Series 2001, 5.5% 1/1/20	270,000	283,973
Series 2012:
5% 1/1/19	30,000	30,513
5% 1/1/23	25,000	27,089
Chicago Wtr. Rev.:
(Second Lien Proj.) Series 2014, 4% 11/1/18	310,000	312,539
Series 2017 2, 5% 11/1/19	545,000	566,811
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	185,000	192,391
Series 2010 A, 5.25% 11/15/22	110,000	117,678
Series 2011 A, 5.25% 11/15/22	20,000	21,875
Series 2012 C:
5% 11/15/19	70,000	72,857
5% 11/15/20	155,000	165,819
5% 11/15/21	120,000	130,802
5% 11/15/22	30,000	33,338
Series 2014 A:
5% 11/15/18	635,000	643,973
5% 11/15/20	20,000	21,396
5% 11/15/21	10,000	10,900
5% 11/15/22	30,000	33,338
Series 2016 A, 5% 11/15/21	2,250,000	2,452,545
Series 2018:
3% 11/15/18	450,000	452,372
5% 11/15/19	385,000	400,716
DuPage County Cmnty. High School District #99 Series 2014, 5% 12/1/18	730,000	741,198
Grundy Kendall & Will Cntys Series 2008, 5.75% 10/15/19	120,000	121,828
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/20 (a)	220,000	217,925
Illinois Fin. Auth. Rev.:
( Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	35,000	39,598
(Hosp. Sisters Svcs., Inc. Proj.) Series 2012 C, 5% 8/15/20	690,000	735,340
(IL Wtr. State Rev. Fund Proj.) Series 2016 4% 7/1/18	630,000	631,210
(Osf Healthcare Sys.) Series 2010 A, 6% 5/15/39 (Pre-Refunded to 5/15/20 @ 100)	1,000,000	1,076,800
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19 (Escrowed to Maturity)	60,000	62,169
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/19	535,000	558,326
(Southern Illinois Healthcare Enterprises, Inc. Proj.) Series 2005, 5.25% 3/1/30 (Pre-Refunded to 3/1/20 @ 100)	1,100,000	1,163,580
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	720,000	712,526
Series 2016 B, 2.685%, tender 5/1/21 (a)	1,090,000	1,094,491
Series 2017 B, 5%, tender 12/15/22 (a)	65,000	72,717
Series E, 2.25%, tender 4/29/22 (a)	500,000	500,740
Series 2008 B, 5.5% 8/15/19 (Pre-Refunded to 8/15/18 @ 100)	65,000	65,512
Series 2008 D:
5.5% 11/1/18	200,000	203,066
6.25% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	45,000	45,834
Series 2011 A, 5% 8/15/18	640,000	644,032
Series 2011 L, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	25,000	27,429
Series 2012 A:
5% 5/15/19	165,000	169,430
5% 5/15/23	30,000	32,909
Series 2012:
5% 9/1/18	25,000	25,141
5% 9/1/19	25,000	25,669
5% 9/1/20	30,000	31,357
5% 9/1/21	45,000	47,759
5% 9/1/22	75,000	80,681
Series 2015 A:
5% 11/15/18	535,000	542,586
5% 11/15/22	10,000	11,126
5% 11/15/24	35,000	39,711
5% 11/15/25	45,000	51,450
5% 11/15/26	45,000	50,998
Series 2015 B:
5% 11/15/20	35,000	37,452
5% 11/15/24	45,000	51,544
Series 2016 A:
4% 5/1/19	110,000	111,929
4% 11/1/19	110,000	112,977
5% 8/15/18	130,000	130,776
5% 7/1/19	155,000	159,852
5% 8/15/19	130,000	133,293
5% 8/15/20	10,000	10,452
5% 2/15/21	15,000	16,102
5% 8/15/21	15,000	15,936
5% 2/15/23	20,000	22,268
5% 8/15/23	35,000	38,168
5% 8/15/24	50,000	54,932
Series 2016 C:
5% 2/15/20	110,000	115,006
5% 2/15/22	225,000	248,173
5% 2/15/23	100,000	112,523
5% 2/15/24	115,000	131,488
Series 2016 D, 5% 2/15/20	505,000	530,750
Series 2016:
4% 11/15/18	95,000	95,904
5% 11/15/19	170,000	177,288
5% 5/15/21	430,000	463,149
5% 7/1/22	65,000	72,378
5% 5/15/25	10,000	11,373
5% 5/15/26	20,000	22,885
5% 5/15/27	25,000	28,117
Series 2017:
5% 1/1/23	35,000	39,389
5% 1/1/25	50,000	58,028
5% 1/1/27	45,000	53,595
Illinois Gen. Oblig.:
Series 2006 A, 5% 6/1/19	215,000	219,466
Series 2006, 5% 6/1/21	405,000	422,699
Series 2007 A, 5% 6/1/18 (FSA Insured)	110,000	110,000
Series 2010, 5% 1/1/21 (FSA Insured)	35,000	36,293
Series 2012 A, 4% 1/1/23	30,000	30,368
Series 2012:
5% 8/1/18	375,000	376,478
5% 3/1/19	320,000	325,072
5% 8/1/19	2,270,000	2,324,344
5% 8/1/20	150,000	155,264
5% 8/1/21	55,000	57,511
5% 8/1/22	760,000	802,522
Series 2013:
4% 7/1/18	2,965,000	2,968,439
5% 7/1/21	140,000	146,234
5% 7/1/22	290,000	306,040
Series 2014:
5% 5/1/19	545,000	555,420
5% 2/1/20	665,000	682,204
5% 2/1/21	865,000	899,185
5% 2/1/22	65,000	68,318
5% 4/1/23	50,000	52,982
5% 2/1/25	50,000	52,818
Series 2016:
5% 1/1/20	1,760,000	1,803,595
5% 11/1/20	50,000	51,904
5% 1/1/21	2,865,000	2,975,589
5% 11/1/21	1,505,000	1,577,391
5% 1/1/22	1,650,000	1,732,451
5% 1/1/26	50,000	53,475
5% 2/1/26	235,000	251,318
Series 2017 B, 5% 11/1/19	4,500,000	4,628,745
Series 2017 D, 5% 11/1/21	2,180,000	2,284,858
Series 2018 A, 5% 5/1/19	8,200,000	8,356,784
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds Series 2017 A, 1.33%, tender 8/1/18 (a)	1,800,000	1,798,290
Illinois Muni. Elec. Agcy. Pwr. Supply:
Series 2007 C, 5.25% 2/1/20	165,000	173,865
Series 2015 A:
5% 2/1/19	1,770,000	1,808,037
5% 2/1/20	835,000	876,474
5% 2/1/21	470,000	505,175
5% 2/1/22	250,000	274,100
5% 2/1/23	25,000	27,930
Illinois Reg'l. Trans. Auth.:
Series 2010A, 5% 7/1/20	465,000	485,037
Series 2011 A:
5% 6/1/18 (FSA Insured)	130,000	130,000
5% 6/1/19 (FSA Insured)	1,105,000	1,138,051
Series 2014 A:
4% 6/1/18	100,000	100,000
5% 6/1/19	200,000	205,982
Series 2016 A, 5% 6/1/18	390,000	390,000
Series 2017 A:
5% 7/1/20	210,000	222,386
5% 7/1/21	210,000	226,997
Illinois Sales Tax Rev.:
Series 2002, 5.75% 6/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	640,000	640,781
Series 2009 B, 5% 6/15/18	520,000	520,520
Series 2013:
5% 6/15/18	1,085,000	1,086,085
5% 6/15/19	665,000	684,830
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2013 B-1, 5% 12/1/18	300,000	304,797
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2012, 4% 10/1/18	435,000	438,058
Mc Henry & Lake Cntys Ill Cmnt Series 2012 A, 3% 12/1/19	1,015,000	1,030,296
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	105,000	88,787
0% 1/15/25	110,000	89,691
0% 1/15/26	80,000	62,775
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/19	50,000	51,068
5% 2/1/20	50,000	52,518
5% 2/1/23	50,000	56,236
Metropolitan Pier & Exposition:
Series 1993, 0% 6/15/18 (Escrowed to Maturity)	25,000	24,988
Series 2012 B, 5% 12/15/22	1,655,000	1,776,808
Minooka Ill Spl. Assmt Series 2014, 3.5% 12/1/19 (FSA Insured)	120,000	121,835
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010:
5% 6/1/18	3,815,000	3,815,000
5% 6/1/19	350,000	360,294
5.125% 6/1/19	750,000	773,198
5.25% 6/1/20	650,000	689,208
5.5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	5,000,000	5,504,200
6% 6/1/28 (Pre-Refunded to 6/1/21 @ 100)	2,600,000	2,899,754
Series 2017, 5% 6/1/22	220,000	241,912
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 A, 5% 10/1/18	130,000	131,243
Univ. of Illinois Rev.:
Series 1999, 0% 4/1/19	1,500,000	1,471,485
Series 2001 B, 5.5% 4/1/19	110,000	113,003
Western Ill Univ. Revs. Ctfs. Par Series 2015, 3% 10/1/18 (FSA Insured)	110,000	110,248
Will County Cmnty. Consolidated School District Series 2013, 2.3% 1/1/21	2,950,000	2,953,658
Will County Illinois Series 2016, 4% 11/15/18	225,000	227,414

TOTAL ILLINOIS		100,263,070

Indiana - 0.9%
Anderson Econ. Dev. Auth. Rev. Bonds (Cottages of Anderson Apts. Proj.) Series 2017, 1.7%, tender 1/1/19	360,000	359,363
Fort Wayne Ind. Multifamily Hsg. Bonds Series 2017, 1.2%, tender 11/1/18 (a)	1,785,000	1,777,967
Hammond Loc Pub. Impt. Bd Bank Series 2018 A, 2.375% 12/31/18	1,090,000	1,090,087
Indiana Fin. Auth. (Citizens Energy Group Wtr. Proj.) Series 2014 A, 5% 10/1/19	115,000	119,763
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series A, 1.65%, tender 6/1/18 (a)(b)	1,000,000	1,000,000
Series B, 1.5%, tender 6/1/18 (a)	1,500,000	1,500,000
Indiana Fin. Auth. Health Sys. Rev. (Franciscan Alliance Proj.) Series 2009 A, 5% 11/1/29 (Pre-Refunded to 11/1/19 @ 100)	4,750,000	4,960,378
Indiana Fin. Auth. Hosp. Rev.:
Series 2009, 5.5% 5/1/24 (Pre-Refunded to 5/1/19 @ 100)	1,250,000	1,292,963
Series 2013:
5% 8/15/22	15,000	16,675
5% 8/15/23	20,000	22,641
Series 2017 A, 5% 11/1/18	230,000	233,110
Indiana Fin. Auth. Rev.:
Series 2010 B, 5% 12/1/19	290,000	303,421
Series 2012:
5% 3/1/20	15,000	15,779
5% 3/1/21	25,000	26,817
Series 2016:
3% 9/1/18	40,000	40,109
3% 9/1/19	65,000	65,776
4% 9/1/20	130,000	135,291
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/18	335,000	338,601
5% 10/1/20	20,000	21,384
5% 10/1/22	35,000	39,021
Series 2014 A:
5% 10/1/20	10,000	10,692
5% 10/1/21	10,000	10,933
5% 10/1/22	15,000	16,723
Series 2015 A:
5% 10/1/24	35,000	40,045
5% 10/1/25	35,000	40,555
Indiana Health Facility Fing. Auth. Rev. Bonds:
Series 2001 A2, 4%, tender 3/1/19 (a)	440,000	446,600
Series 2005 A-5, 1.35%, tender 8/4/20 (a)	2,015,000	1,979,778
Series 2005 A-8, 1.25%, tender 5/1/20 (a)	295,000	289,953
Series 2017:
1.35%, tender 8/4/20 (a)	195,000	191,591
1.375%, tender 10/1/27	1,080,000	1,064,027
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	255,000	259,748
5% 1/1/20	25,000	26,205
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2016 A1, 5% 1/1/19 (b)	190,000	193,547
Series 2016:
5% 1/1/20 (b)	685,000	718,113
5% 1/1/21 (b)	60,000	64,463
5% 1/1/23 (b)	45,000	50,164
5% 1/1/24 (b)	60,000	67,660
5% 1/1/25 (b)	65,000	74,160
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	20,000	20,263
4% 1/15/20	30,000	30,957
4% 1/15/21	25,000	26,215
5% 7/15/19	35,000	36,190
5% 7/15/20	25,000	26,544
5% 7/15/21	20,000	21,726
Michigan City School Bldg. Corp. (Michigan Gen. Oblig. Proj.):
Series 2015, 4% 7/15/19	1,085,000	1,103,629
Series 2016 A, 5% 7/15/20	1,040,000	1,095,370
Purdue Univ. Rev.:
Series 2012 AA, 5% 7/1/27	255,000	283,733
Series Z-1, 5% 7/1/18	35,000	35,093
Rockport Poll. Cont. Rev. Bonds:
(Indiana Michigan Pwr. Co. Proj. Series 2009 B, 1.75%, tender 6/1/18 (a)	620,000	620,000
Series 2009 A, 1.75%, tender 6/1/18 (a)	4,700,000	4,700,000
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	1,025,000	1,103,361
Bonds:
(BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(b)	480,000	535,522
Series 2014, SIFMA Municipal Swap Index + 0.750% 1.81%, tender 12/2/19 (a)(b)(d)	1,090,000	1,090,534

TOTAL INDIANA		29,633,240

Iowa - 0.2%
Iowa Fin. Auth. Hosp. Facilities Rev. Series 2015, 1.75% 6/1/18	1,530,000	1,530,000
Iowa Higher Ed. Ln. Auth. Rev. Series 2016 A, 2% 12/1/18	4,010,000	4,009,479
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2018 A:
5% 12/1/20 (b)(e)	500,000	528,460
5% 12/1/21 (b)(e)	500,000	536,120
5% 12/1/22 (b)(e)	725,000	788,293
Peoples Mem Hosp. Buchanan County Series 2016, 1.5% 12/1/18	545,000	542,482

TOTAL IOWA		7,934,834

Kansas - 0.1%
Johnson City Usd # 232 Series 2015 A, 5% 9/1/22	35,000	39,113
Johnson County Unified School District # 233:
Series 2016 A:
2% 9/1/18	320,000	320,333
5% 9/1/20	320,000	342,170
Series 2016 B, 5% 9/1/23	30,000	34,360
Kansas Dept. of Trans. Hwy. Rev. Series 2014 B:
1.598% 9/1/18 (a)	1,530,000	1,530,704
1.678% 9/1/19 (a)	1,310,000	1,312,948
Wichita Hosp. Facilities Rev. Series 2011 IV A:
5% 11/15/18 (Escrowed to Maturity)	50,000	50,738
5% 11/15/20 (Escrowed to Maturity)	60,000	64,322
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	10,000	11,123
5% 9/1/23	15,000	17,036
5% 9/1/25	15,000	17,362

TOTAL KANSAS		3,740,209

Kentucky - 0.8%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
4% 2/1/20	205,000	209,188
5% 2/1/24	30,000	32,774
(Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/25	20,000	21,992
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.05%, tender 9/1/19 (a)	4,000,000	3,952,640
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/20	55,000	57,518
5% 1/1/22	265,000	289,513
Kentucky Econ. Dev. Fin. Auth. Bonds:
Series 2009 B, 2.7%, tender 11/10/21 (a)	195,000	196,209
Series 2011 B, 2.197%, tender 2/1/20 (a)	1,530,000	1,530,000
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 A:
5% 6/1/20	110,000	114,483
5% 6/1/21	230,000	243,204
Kentucky Hsg. Corp. Hsg. Rev. Bonds Series 2017, 1.45%, tender 3/1/19 (a)	1,020,000	1,014,706
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.):
Series 2009, 5.25% 2/1/19 (Assured Guaranty Corp. Insured)	160,000	163,582
Series D:
5% 5/1/20	860,000	905,735
5% 5/1/21	210,000	226,227
(Kentucky St Proj.):
Series 2005 5% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	350,000	379,176
Series 2005:
5% 8/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	265,000	266,407
5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	360,000	381,514
(Proj. No. 115) Series 2017, 5% 4/1/20	495,000	519,646
(Proj. No. 117) Series B, 3% 5/1/20	540,000	548,635
(Proj. No. 90) Series 2008, 5% 11/1/18	805,000	815,481
(Proj. No. 98) Series 2010:
4% 8/1/19	260,000	266,071
5% 8/1/21	460,000	487,894
(Rev. Rfdg. Bonds Proj.) Series A, 5% 8/1/18	345,000	346,825
Series 2009 A, 5% 8/1/18	485,000	487,566
Series 2015 B, 5% 8/1/19	980,000	1,014,045
Series 2016 B, 5% 11/1/19	790,000	822,959
Louisville & Jefferson County:
(Norton Healthcare, Inc. Proj.) Series 2016 A, 5% 10/1/19	290,000	301,391
Series 2016 A, 5% 10/1/18	910,000	919,246
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2011 A, 5% 7/1/18 (Escrowed to Maturity) (b)	2,210,000	2,215,547
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds:
(Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	940,000	935,939
(Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	2,000,000	2,002,780
Series 2007 A, 1.25%, tender 6/3/19 (a)	875,000	867,099
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	2,590,000	2,593,600

TOTAL KENTUCKY		25,129,592

Louisiana - 0.6%
Lafayette Pub. Impt. Sale Tax Series 2015, 5% 5/1/20	1,000,000	1,057,040
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	495,000	510,251
5% 6/1/20	1,540,000	1,630,383
5% 6/1/21 (FSA Insured)	660,000	716,014
Louisiana Gen. Oblig.:
Series 2012 A, 5% 8/1/22	35,000	38,932
Series 2014 D1, 5% 12/1/22	30,000	33,601
Series 2016 A, 5% 9/1/20	560,000	597,016
Series 2016 B:
5% 8/1/22	310,000	344,825
5% 8/1/23	135,000	153,475
Series 2016 D:
5% 9/1/22	140,000	155,968
5% 9/1/24	155,000	178,421
Louisiana Local Govt. Envir. Facilities Bonds Series 2013, 1 month U.S. LIBOR + 0.700% 2.036%, tender 6/1/18 (a)(d)	2,115,000	2,115,740
Louisiana Offshore Term. Auth. Deepwater Port Rev. Bonds Series 2010 B-1A, 2%, tender 10/1/22 (a)	815,000	810,297
Louisiana Pub. Facilities Auth. Series 2017, 4% 8/1/19	945,000	968,162
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A, 5% 12/15/19	255,000	266,868
Series 2009 A:
5% 7/1/19	475,000	490,642
5.25% 7/1/20	870,000	926,263
Series 2015, 5% 7/1/18	665,000	666,649
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/19	250,000	257,905
5% 7/1/21	35,000	38,039
5% 7/1/22	20,000	22,204
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/23 (b)	705,000	783,960
5% 1/1/24 (b)	5,000	5,636
5% 1/1/25 (b)	5,000	5,701
5% 1/1/26 (b)	10,000	11,492
Series 2017 D1:
5% 1/1/19	285,000	290,389
5% 1/1/20	475,000	498,266
Series 2017 D2:
5% 1/1/19 (b)	410,000	417,515
5% 1/1/20 (b)	50,000	52,369
5% 1/1/21 (b)	290,000	310,442
5% 1/1/22 (b)	345,000	377,037
5% 1/1/23 (b)	10,000	11,120
5% 1/1/24 (b)	15,000	16,907
5% 1/1/25 (b)	10,000	11,403
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	60,000	64,278
St. Tammany Parish Hosp. Svc. (St. Tammany Parish Hosp. Proj.) Series 2011, 4.5% 7/1/21	600,000	632,016
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/19	1,500,000	1,542,135
5% 5/15/20	385,000	406,418
5% 5/15/21	200,000	215,656
5% 5/15/23	100,000	111,269

TOTAL LOUISIANA		17,742,704

Maine - 0.0%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Univ. of New England Proj.) Series 2017 A, 4% 7/1/20	250,000	260,163
Series 2017 B, 4% 7/1/21	85,000	89,627
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	50,000	54,530
5% 7/1/22	40,000	44,623
5% 7/1/24	50,000	57,889

TOTAL MAINE		506,832

Maryland - 2.0%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/24	70,000	80,700
5% 7/1/25	75,000	87,618
Cmnty. Dev. Admin Dept. Hsg.:
Series 2016 G, 1.15% 2/1/19	1,745,000	1,735,682
Series 2016:
1.6% 4/1/19	2,615,000	2,606,580
2.15% 12/1/18	3,840,000	3,837,850
Series 2017:
1.85% 7/1/18	1,870,000	1,869,663
2% 2/1/19	1,310,000	1,308,009
Series 2018 A, 2.44% 3/1/20	3,000,000	2,994,360
County of Charles Series 2015, 5% 11/1/18	1,000,000	1,013,890
Harford County Gen. Oblig. Series 2018, 5% 9/15/18	1,000,000	1,009,730
Howard County Gen. Oblig. (MD Consolidated Pub. Impt. Proj.) Series 2018 A, 5% 2/15/20	975,000	1,027,738
Maryland Dept. of Trans. Consolidated Trans. Rev. Series 2015, 5% 2/1/19	5,000,000	5,111,800
Maryland Gen. Oblig.:
Series 2014 A, 5% 3/1/19	1,500,000	1,537,410
Third Series 2009 C, 5% 11/1/19	2,810,000	2,938,867
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2015:
5% 7/1/19	10,000	10,300
5% 7/1/22	20,000	21,925
5% 7/1/23	20,000	22,288
5% 7/1/24	45,000	50,789
5% 7/1/25	40,000	45,529
Maryland St Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2016 I, 1.6% 11/1/18	2,395,000	2,395,000
Series 2017 D, 1.83% 6/1/19	1,460,000	1,447,634
Series 2018 B, 2.61% 4/1/20	4,655,000	4,652,440
Maryland Stadium Auth. Rev. Series 2018 A, 5% 5/1/19	300,000	308,853
Maryland Trans. Auth. (Thurgood Marshall Arpt. Proj.) Series 2012 B, 5% 3/1/19 (b)	4,000,000	4,091,960
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2012, 5% 7/1/18	1,000,000	1,002,700
Montgomery County Gen. Oblig.:
Bonds Series 2013 MD, 1.33%, tender 6/1/18 (a)	12,350,000	12,350,000
Series 2011 A, 5% 7/1/20 (Pre-Refunded to 7/1/19 @ 100)	350,000	362,247
Prince Georges County Gen. Oblig.:
Series 2013 A, 5% 3/1/19	2,060,000	2,110,305
Series 2018 A, 5% 7/15/19	5,000,000	5,180,100
Prince Georges County Rev. Auth. (Upper Marlboro Courthouse Projs.) Series 2018 A, 4% 5/1/19	1,000,000	1,020,910
Washington Suburban San. District Series 2015, 3% 6/1/19	3,000,000	3,038,790

TOTAL MARYLAND		65,271,667

Massachusetts - 1.1%
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2006 B, 5.25% 7/1/18	50,000	50,142
Series 2016A, 0% 7/1/21	1,060,000	994,651
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2010 B, 5% 1/1/20	130,000	136,430
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/20	260,000	275,228
Series 2011, 7.25% 1/1/32 (Pre-Refunded to 1/1/21 @ 100)	1,700,000	1,915,560
Series 2013 F, 4% 7/1/18	140,000	140,237
Series 2016 A, 5% 7/15/22	30,000	33,638
Series 2016 I:
5% 7/1/21	10,000	10,791
5% 7/1/22	15,000	16,505
5% 7/1/23	15,000	16,799
5% 7/1/24	25,000	28,336
5% 7/1/25	20,000	22,958
5% 7/1/26	20,000	23,176
Massachusetts Edl. Fing. Auth. Rev.:
Series 2013, 5% 7/1/19 (b)	105,000	108,116
Series 2016 J, 5% 7/1/21 (b)	495,000	530,338
Series 2017 A:
3% 7/1/19 (b)	65,000	65,556
4% 7/1/20 (b)	95,000	98,038
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	1,980,000	1,946,696
Series 1998 C, 0% 8/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	45,000	44,885
Series 2007 A, 3 month U.S. LIBOR + 0.460% 2.04% 11/1/18 (a)(d)	350,000	350,025
Series 2016 B, 5% 7/1/22	40,000	44,690
Series 2017 A, SIFMA Municipal Swap Index + 0.470% 1.53% 2/1/19 (a)(d)	2,805,000	2,807,132
Series 2017 B, SIFMA Municipal Swap Index + 0.600% 1.66% 2/1/20 (a)(d)	4,480,000	4,508,493
Series 2018 B, 5% 7/1/19	5,000,000	5,177,700
Series C, 5.5% 12/1/22	95,000	109,127
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Baystate Health Sys. Proj.) Series 2009 I, 5.75% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	7,500,000	7,822,125
(Partners Healthcare Sys., Inc. Proj.):
Series 2007 G2, 1.75%, tender 6/7/18 (FSA Insured) (a)	2,170,000	2,170,000
Series 2010, 5% 7/1/21	145,000	149,931
Series 2009 D, 5% 7/1/18	130,000	130,317
Massachusetts Hsg. Fin. Agcy. Hsg. Rev.:
Bonds Series 2017, 1.5%, tender 7/1/20 (a)	340,000	337,175
Series 2013 163:
2.2% 6/1/19 (b)	1,175,000	1,174,201
2.5% 6/1/20 (b)	1,235,000	1,236,914
Massachusetts Hsg. Fin. Agcy. Multi-Family Rev. Bonds Series 2017 A, 1.22%, tender 2/1/19 (a)	2,870,000	2,850,197
Massachusetts Port Auth. Rev. Series 2017 A:
5% 7/1/24 (b)	65,000	74,105
5% 7/1/25 (b)	25,000	28,750
Medford Gen. Oblig. Series 2011 B, 4% 3/1/19	80,000	81,397

TOTAL MASSACHUSETTS		35,510,359

Michigan - 1.7%
Charlotte Pub. School District Series 2015, 5% 5/1/19	330,000	339,375
Chippewa Valley Schools Series 2016, 5% 5/1/19	500,000	514,665
Clarkston Cmnty. Schools:
Series 2016 I, 4% 5/1/20	90,000	93,421
5% 5/1/22	35,000	38,775
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 2.149% 7/1/32 (a)(d)	90,000	86,050
Ferris State Univ. Rev. Series 2016:
5% 10/1/19	100,000	104,061
5% 10/1/20	140,000	149,723
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	25,000	25,710
5% 5/1/20	60,000	63,399
5% 5/1/21	45,000	48,742
5% 5/1/22	40,000	44,330
Grand Haven Area Pub. Schools Series 2013, 3% 5/1/20	130,000	132,765
Grand Rapids Pub. Schools:
Series 2016, 5% 5/1/19 (FSA Insured)	540,000	555,093
5% 5/1/19 (FSA Insured)	115,000	118,214
5% 5/1/23 (FSA Insured)	30,000	33,858
Grand Valley Michigan State Univ. Rev. Series 2011, 5% 2/1/20	335,000	351,529
Huron Valley School District Series 2011, 5% 5/1/21	510,000	550,754
Ingham, Eaton and Clinton Counties Lansing School District Series 2016 I, 5% 5/1/19	195,000	200,450
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev.:
(Bronson Methodist Hsp, MI. Proj.) Series 2006, 5% 5/15/19 (FSA Insured)	255,000	261,872
Series 2016:
5% 5/15/22	20,000	21,939
5% 5/15/24	10,000	11,279
5% 5/15/25	15,000	17,060
5% 5/15/26	15,000	17,187
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/18	25,000	25,368
5% 11/15/19	20,000	20,907
5% 11/15/20	165,000	176,722
Lake Orion Cmnty. School District 5% 5/1/19	230,000	236,534
Lapeer Cmnty. Schools Series 2016:
4% 5/1/19	140,000	142,723
4% 5/1/20	310,000	321,783
Lincoln Consolidated School District Series 2016 A, 5% 5/1/19	255,000	262,010
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 4/15/22	455,000	504,072
5% 4/15/23	30,000	33,943
5% 4/15/24	30,000	34,472
Michigan Fin. Auth. Rev.:
(Detroit Swr. Disp. Rev. Proj.) Series 2014 C-5, 5% 7/1/18	3,815,000	3,824,461
(Detroit Wtr. Supply Sys. Rev. Proj.) Series 2014 D, 5% 7/1/18	925,000	927,109
(Detroit Wtr. Supply Sys. Rev. Proj.) Series 2014 D-3, 5% 7/1/18	4,360,000	4,370,813
(Mclaren Health Care Corp. Proj.) 5% 5/15/21	145,000	157,215
(Unemployment Comp Oblg Asmt Proj.) Series 2012 A, 5% 7/1/19	1,540,000	1,594,732
Bonds:
Series 2013 M1, 1.33%, tender 6/1/18 (a)	4,300,000	4,300,000
Series 2015 D1, 1 month U.S. LIBOR + 0.680% 1.947%, tender 6/7/18 (a)(d)	475,000	475,048
1.1%, tender 8/15/19 (a)	1,355,000	1,340,637
Series 2010 A, 5% 12/1/18	155,000	157,478
Series 2012 A, 5% 6/1/18 (Escrowed to Maturity)	55,000	55,000
Series 2012, 5% 10/1/18	1,000,000	1,011,210
Series 2014, 4% 6/1/18	115,000	115,000
Series 2015 A:
5% 5/15/19	125,000	128,668
5% 8/1/22	1,050,000	1,165,311
5% 8/1/23	85,000	96,144
Series 2015, 5% 12/1/18	2,115,000	2,148,819
Series 2016:
3% 1/1/19	25,000	25,152
3% 1/1/20	40,000	40,567
5% 11/15/18	265,000	268,697
5% 11/15/19	130,000	135,573
Michigan Gen. Oblig. Series 2016:
3% 3/15/20	1,280,000	1,303,616
5% 3/15/20	355,000	373,911
5% 3/15/21	20,000	21,592
5% 3/15/22	50,000	55,185
5% 3/15/23	85,000	95,823
Michigan Hosp. Fin. Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	80,000	80,431
Series 2005 A, 1.5%, tender 5/1/20 (a)	375,000	370,328
Series 2005 A4, 1.625%, tender 11/1/19 (a)	160,000	159,104
Series 2010 F3, 1.4%, tender 6/29/18 (a)	3,610,000	3,609,603
Series 2010 F4, 1.95%, tender 4/1/20 (a)	1,150,000	1,147,321
Series 2010 B, 5% 11/15/18	385,000	390,702
Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds (Newman Court Apts. Proj.) Series 2017, 1.46%, tender 5/1/19	2,160,000	2,146,046
Michigan Strategic Fund Exempt Facilities Rev. Bonds (Waste Mgmt., Inc. Proj.) 1.45%, tender 8/1/18 (a)(b)	1,000,000	999,210
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
Series 2014 A, 4.125%, tender 1/1/19 (a)	5,125,000	5,132,226
Series CC, 1.45%, tender 9/1/21 (a)	155,000	148,696
Mount Clemens Cmnty. School District Series 2017 A:
5% 5/1/19	185,000	190,426
5% 5/1/20	220,000	232,890
Portage Pub. Schools Series 2016:
5% 5/1/19	160,000	164,693
5% 5/1/20	175,000	185,253
5% 5/1/23	45,000	50,787
5% 11/1/23	30,000	34,162
5% 5/1/24	40,000	45,815
5% 11/1/24	45,000	51,881
5% 5/1/25	25,000	28,925
5% 11/1/25	25,000	29,111
5% 5/1/26	35,000	40,860
5% 11/1/26	25,000	29,361
5% 11/1/28	20,000	23,256
Rochester Cmnty. School District 5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	95,000	97,786
Rockford Pub. Schools Gen. Oblig. Series 2015, 5% 5/1/19	220,000	226,149
Royal Oak City School District Series 2018:
4% 5/1/20	100,000	104,050
5% 5/1/21	250,000	270,715
5% 5/1/22	440,000	487,106
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/18	145,000	146,151
5% 9/1/21	35,000	38,141
5% 9/1/23	10,000	11,331
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	50,000	51,421
5% 11/1/19	60,000	62,580
5% 5/1/20	805,000	850,603
5% 11/1/20	40,000	42,876
5% 5/1/21	90,000	97,590
Univ. of Michigan Rev.:
Bonds Series 2012 E, SIFMA Municipal Swap Index + 0.270% 2.02%, tender 4/1/22 (a)(d)	1,995,000	1,994,960
Series 2018 A, 5% 4/1/19	550,000	565,164
Warren Consolidated School District Series 2016, 4% 5/1/19	255,000	259,960
Wayne County Arpt. Auth. Rev.:
Series 2010 A, 5% 12/1/18 (b)	2,175,000	2,207,843
Series 2011 A, 5% 12/1/19 (b)	675,000	704,410
Series 2017 A:
5% 12/1/18	300,000	304,752
5% 12/1/19	320,000	334,666
5% 12/1/20	155,000	166,403
Series 2017 B:
5% 12/1/18 (b)	100,000	101,510
5% 12/1/19 (b)	170,000	177,356
5% 12/1/20 (b)	185,000	197,678
Western Michigan Univ. Rev.:
Series 2011, 5% 11/15/18	180,000	182,698
Series 2013, 5% 11/15/19	130,000	136,010
Ypsilanti School District Series A, 4% 5/1/19	470,000	479,142
Zeeland Pub. Schools Series 2015, 5% 5/1/21	445,000	478,606

TOTAL MICHIGAN		55,795,290

Minnesota - 0.3%
Apple Vy Minn Sr Living Rev. Series 2016 B:
3% 1/1/19	145,000	145,674
3% 1/1/20	145,000	146,582
4% 1/1/21	150,000	155,576
4% 1/1/22	155,000	161,552
Duluth Minn Hsg. & Redev. Auth. MultiFamily Hsg. Rev. Bonds (Terrex-Heritage Affordable LP Proj.) Series 2017, 1.67%, tender 12/1/18	1,250,000	1,248,238
Kanabec County Minn Healthcare R Series 2018, 2.75% 12/1/19	875,000	875,123
Maple Grove Health Care Sys. Rev. Series 2017:
4% 5/1/20	890,000	920,100
4% 5/1/21	110,000	115,261
4% 5/1/22	110,000	116,611
5% 5/1/23	110,000	122,788
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	20,000	22,060
5% 1/1/23	20,000	22,545
Series 2014 B:
5% 1/1/21 (b)	50,000	53,577
5% 1/1/22 (b)	45,000	49,227
5% 1/1/23 (b)	20,000	22,268
Minnesota Hsg. Fin. Agcy. Series 2016 C, 1.6% 8/1/18	735,000	735,037
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	65,000	73,574
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	25,000	27,475
5% 1/1/23	25,000	27,950
5% 1/1/24	35,000	39,702
Rochester Health Care Facilities Rev. Bonds (Mayo Clinic Proj.) Series 2011, 4%, tender 11/15/18 (a)	2,500,000	2,524,125
Roseville Independent School District #623 Series 2018A, 5% 2/1/21	1,715,000	1,845,203
Saint Paul Hsg. & Redev. Auth. Rev. Bonds (Union Flats Apts. Proj.) Series 2017 B, 2.75%, tender 2/1/21 (a)	980,000	967,554
Todd Morrison Cass & Wadena Cn Series 2016A, 1.3% 12/1/18	655,000	652,891
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	20,000	22,038
5% 1/1/23	35,000	39,324
5% 1/1/24	20,000	22,900

TOTAL MINNESOTA		11,154,955

Mississippi - 0.2%
Mississippi Bus. Fin. Co. Gulf Opp Zone Series 2017, 1.95%, tender 11/1/18 (Liquidity Facility Nat'l. Rural Utils. Coop. Fin. Corp.) (a)	5,485,000	5,487,359
Mississippi Dev. Bank Spl. Obli Series 2011 A, 5.5% 10/1/18	130,000	130,902
Mississippi Hosp. Equip. & Facilities Auth. Bonds (Baptist Memorial Health Care Proj.) Series 2004 B2, 2.05%, tender 7/11/18 (a)(c)	1,115,000	1,114,922

TOTAL MISSISSIPPI		6,733,183

Missouri - 0.4%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/19	140,000	142,717
5% 3/1/20	5,000	5,212
5% 3/1/21	10,000	10,593
5% 3/1/22	15,000	16,125
5% 3/1/23	20,000	21,801
5% 3/1/24	15,000	16,513
5% 3/1/25	15,000	16,644
5% 3/1/26	20,000	22,291
Curators of the Univ. of Missouri Sys. Facilities Rev. Series 2014 A, 5% 11/1/18	1,120,000	1,135,512
Independence Indl. Dev. Auth. Mfhr Series 2016, 1.5% 12/1/18	1,895,000	1,893,257
Kansas City Santn Swr. Sys. R:
Series 2018 A:
4% 1/1/20	400,000	413,916
4% 1/1/21	350,000	368,473
Series 2018 B, 5% 1/1/20 (e)	100,000	103,345
Kansas City Indl. Dev. Auth. Multi-family Hsg. Rev. Bonds (Gotham Apts. Proj.) Series 2018, 1.81%, tender 8/1/19 (a)	1,000,000	997,710
Missouri Health & Edl. Facilities Rev. Series 2016, 5% 5/15/20	200,000	211,400
Missouri Highways & Trans. Commission State Road Rev. (Exelon Generation Co. LLC Proj.) Series 2006, 5% 2/1/19	1,750,000	1,788,658
Saint Louis Arpt. Rev.:
Series 2005, 5.5% 7/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	250,723
Series 2013, 5% 7/1/18	15,000	15,038
Series 2017 B, 4% 7/1/19 (FSA Insured) (b)	4,400,000	4,496,404
St Louis County Libr District Ctfs. Series 2013, 5% 4/1/20	1,545,000	1,632,756

TOTAL MISSOURI		13,559,088

Montana - 0.3%
Montana Board of Invt. Series 2017, 1.65%, tender 3/1/19 (a)	5,270,000	5,261,041
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/19	270,000	275,800
5% 2/15/20	1,815,000	1,906,603
5% 2/15/21	550,000	592,048

TOTAL MONTANA		8,035,492

Nebraska - 0.2%
Central Plains Energy Proj. Bonds Series 2014, 5%, tender 12/1/19 (Liquidity Facility Royal Bank of Canada) (a)	1,500,000	1,563,105
Douglas County Hsg. Auth. (Sorensen Sr. Residences Proj.) Series 2017 A, 2.05% 3/1/20	3,000,000	2,995,380
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2013 B:
2.1% 3/1/19 (b)	1,255,000	1,255,351
2.15% 9/1/19 (b)	835,000	834,783

TOTAL NEBRASKA		6,648,619

Nevada - 0.8%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1:
5% 7/1/20 (b)	1,355,000	1,433,793
5% 7/1/21 (b)	1,825,000	1,973,263
5% 7/1/22 (b)	85,000	93,738
Series 2010 D, 5% 7/1/20	210,000	219,784
Series 2014 B, 5% 7/1/18	5,500,000	5,514,740
Series 2017 C, 5% 7/1/21 (b)	950,000	1,025,715
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. Series 2015 C, 5% 7/1/19	1,875,000	1,939,181
Clark County Poll. Cont. Rev. Bonds (Nevada Pwr. Co. Projs.) Series 2017, 1.6%, tender 5/21/20 (a)	1,060,000	1,047,842
Clark County School District:
Series 2007 A:
4% 6/15/18	390,000	390,296
4.5% 6/15/19	85,000	86,877
Series 2008 A:
5% 6/15/18	590,000	590,631
5% 6/15/19 (Pre-Refunded to 6/15/18 @ 100)	95,000	95,105
Series 2012 A, 5% 6/15/19	320,000	330,339
Series 2015 A:
5% 6/15/18	2,355,000	2,357,520
5% 6/15/19	1,935,000	1,997,520
Series 2015 D:
5% 6/15/18	2,630,000	2,632,814
5% 6/15/20	210,000	222,430
Series 2016 A:
5% 6/15/21	35,000	37,836
5% 6/15/23	30,000	33,675
Series 2016 F, 5% 6/15/18	320,000	320,342
Series 2017 B, 5% 6/15/19	205,000	211,624
Series 2017 C, 5% 6/15/20	925,000	979,751
Series 2017 D, 5% 6/15/20	230,000	243,614
Humboldt County Nev Poll. Cont. Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.25%, tender 6/3/19 (a)	45,000	44,629
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B, 5% 6/1/18	45,000	45,000
Series 2016 B, 3% 6/1/18	20,000	20,000
Nevada Gen. Oblig.:
Series 2010 C, 5% 6/1/19	265,000	273,562
Series 2012 B, 5% 8/1/20	50,000	53,338
Series 2013 D1, 5% 3/1/24	60,000	67,812
Washoe County Gas & Wtr. Facilities Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 B, 3%, tender 6/1/22 (a)	115,000	117,347
Washoe County Gas Facilities Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.5%, tender 6/3/19 (a)(b)	680,000	675,260

TOTAL NEVADA		25,075,378

New Hampshire - 0.2%
New Hampshire Bus. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2003, 2.125%, tender 6/1/18 (a)(b)	220,000	220,000
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Dartmouth-Hitchcock Obligated Group Proj.) Series 2010, 5% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	2,000,000	2,128,700
(Southern NH Med. Ctr. Proj.) Series 2016:
3% 10/1/19	160,000	162,037
3% 10/1/21	225,000	228,924
(Wentworth-Douglas Hosp. Proj.) Series 2011 A, 6% 1/1/34 (Pre-Refunded to 1/1/21 @ 100)	2,710,000	2,979,970
Series 2012:
4% 7/1/20	60,000	62,079
4% 7/1/21	35,000	36,692
Series 2016:
3% 10/1/18	795,000	797,854
3% 10/1/20	280,000	284,343
5% 10/1/21	25,000	26,940
5% 10/1/23	35,000	38,820

TOTAL NEW HAMPSHIRE		6,966,359

New Jersey - 2.7%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	70,000	73,198
5% 2/15/21	55,000	58,815
5% 2/15/22	55,000	60,049
5% 2/15/23	70,000	77,675
East Orange Series 2013 A, 4% 6/1/18	145,000	145,000
Garden State Preservation Trust Open Space & Farmland Preservation Series 2012 A, 5% 11/1/19	2,315,000	2,401,072
Hudson County Impt. Auth. Rev. (Local Unit Ln. Prog.) Series 2018 A1, 2.5% 3/21/19	4,000,000	4,027,360
Jersey City Gen. Oblig. Series 2015, 4% 2/15/20 (FSA Insured)	134,000	138,561
New Jersey Bldg. Auth. State Bldg. Rev.:
Series 2013 A, 5% 6/15/18	195,000	195,179
Series 2016 A, 5% 6/15/19	145,000	149,099
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.):
Series 2008 A, 5% 5/1/19	150,000	153,753
Series 2009 AA, 5.25% 12/15/20	255,000	262,589
Series 2011 EE, 4.5% 9/1/20	80,000	83,126
Series 2017 B, 5% 11/1/19	1,940,000	2,013,235
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	20,000	21,227
5% 6/1/23 (FSA Insured)	25,000	27,841
5% 6/1/24 (FSA Insured)	20,000	22,529
Series 2005 K, 5.5% 12/15/19	175,000	183,454
Series 2010 DD, 5% 12/15/18	995,000	1,009,875
Series 2011 EE:
5% 9/1/18	390,000	392,722
5% 9/1/20	30,000	31,497
5% 9/1/20 (Escrowed to Maturity)	105,000	111,988
Series 2012 II:
5% 3/1/21	150,000	158,604
5% 3/1/22	135,000	144,879
Series 2012, 5% 6/15/18	2,560,000	2,562,381
Series 2013 NN, 5% 3/1/19 (Escrowed to Maturity)	180,000	184,327
Series 2013:
5% 3/1/20	1,270,000	1,324,839
5% 3/1/23	130,000	141,526
Series 2014 PP, 5% 6/15/19	3,480,000	3,578,380
Series 2014 UU, 5% 6/15/19	475,000	488,428
Series 2015 XX, 5% 6/15/19	3,560,000	3,660,641
Series 2016 AAA, 5% 6/15/18	75,000	75,069
Series 2016 BBB, 5% 6/15/21	1,090,000	1,158,550
Series 2017 B:
5% 11/1/18	765,000	773,859
5% 11/1/20	2,180,000	2,296,107
Series 2017 DDD:
5% 6/15/19	130,000	133,675
5% 6/15/20	130,000	135,948
5% 6/15/22	220,000	237,193
Series EE, 5.25% 9/1/19	470,000	487,211
Series PP, 5% 6/15/20	50,000	52,288
New Jersey Edl. Facilities Auth. Rev. Series 2010 H, 5% 7/1/18 (Escrowed to Maturity)	32,000	32,085
New Jersey Edl. Facility:
( William Paterson College Proj.) Series 2017 B, 5% 7/1/20	123,000	130,230
Series 2014:
5% 6/1/18	70,000	70,000
5% 6/15/20	240,000	251,172
5% 6/15/21	240,000	255,670
Series 2016 A:
4% 7/1/18	80,000	80,105
5% 7/1/21	50,000	53,401
5% 7/1/22	140,000	152,062
5% 7/1/23	75,000	82,754
5% 7/1/24	175,000	194,712
New Jersey Gen. Oblig.:
Series 2005 L, 5.25% 7/15/19	155,000	160,763
Series 2014, 5% 6/1/19	160,000	164,930
Series 2016 T:
5% 6/1/19	235,000	242,240
5% 6/1/20	175,000	184,919
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.) Series 2016, 5% 7/1/18	835,000	837,104
(Barnabas Health Proj.) Series 2011 A, 5% 7/1/20 (Escrowed to Maturity)	2,320,000	2,464,652
Series 2008:
5% 7/1/18	1,000,000	1,002,620
5% 7/1/18	45,000	45,113
Series 2010, 5% 1/1/19	55,000	56,037
Series 2013 A, 5% 7/1/18	45,000	45,115
Series 2016 A:
5% 7/1/19	35,000	35,982
5% 7/1/19	100,000	103,249
5% 7/1/21	5,000	5,378
5% 7/1/22	5,000	5,485
5% 7/1/23	15,000	16,701
5% 7/1/24	20,000	22,466
5% 7/1/24	10,000	11,233
5% 7/1/24	25,000	28,321
5% 7/1/25	10,000	11,321
5% 7/1/26	5,000	5,685
5% 7/1/27	5,000	5,670
Series 2016:
3% 7/1/18	220,000	220,123
4% 7/1/19	265,000	269,187
4% 7/1/20	425,000	436,590
5% 7/1/19	260,000	268,702
5% 7/1/20	515,000	546,348
5% 7/1/21	220,000	234,764
4% 7/1/19 (Escrowed to Maturity)	65,000	66,480
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011, 5% 12/1/18 (b)	430,000	436,343
Series 2012 1A, 5% 12/1/20 (b)	2,000,000	2,127,540
Series 2013:
5% 12/1/18 (b)	130,000	131,918
5% 12/1/19 (b)	85,000	88,499
5% 12/1/21 (b)	1,500,000	1,622,550
Series 2015 1A, 5% 12/1/21 (b)	4,400,000	4,759,480
Series 2017 1A:
5% 12/1/22 (b)	15,000	16,497
5% 12/1/23 (b)	45,000	50,055
Series 2017 1B:
5% 12/1/19 (b)	505,000	525,791
5% 12/1/20 (b)	715,000	760,596
5% 12/1/21 (b)	20,000	21,634
Series 2018 B:
5% 12/1/18 (b)	250,000	253,688
5% 12/1/20 (b)	4,275,000	4,547,617
5% 12/1/21 (b)	710,000	768,007
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev.:
Series 2017 A:
1.35% 11/1/18	375,000	374,265
1.5% 11/1/19	130,000	129,227
Series 2017 B, 1.75% 11/1/20	1,800,000	1,795,770
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/19	3,190,000	3,285,413
5% 6/1/20	3,050,000	3,223,484
5% 6/1/21	1,660,000	1,791,356
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C, 1 month U.S. LIBOR + 0.460% 1.795%, tender 1/1/21 (a)(d)	5,905,000	5,921,652
Series 2013 A:
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	85,000	95,001
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	10,000	11,177
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.675% 1/1/21 (a)(d)	195,000	194,903
New Jersey Trans. Trust Fund Auth.:
(New Jersey Gen. Oblig. Proj.):
Series 2011 A, 5% 6/15/18	175,000	175,161
Series 2015 AA, 4% 6/15/18	135,000	135,084
(New Jersey St Grant Anticipati Proj.) Series 2016 A-1, 5% 6/15/21	130,000	130,295
Series 1999 A:
5.75% 6/15/18	140,000	140,161
5.75% 6/15/20	70,000	73,273
Series 2003 B, 5.25% 12/15/19	85,000	88,788
Series 2006, 5.25% 12/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	100,000	108,813
Series 2010 D, 5% 12/15/18	50,000	50,748
Series 2011 B, 5% 6/15/18	275,000	275,253
Series 2012 AA:
4% 6/15/18	300,000	300,186
5% 6/15/19	35,000	35,989
Series 2013 A:
5% 6/15/18	470,000	470,432
5% 12/15/18	2,000,000	2,029,900
5% 12/15/19	1,305,000	1,358,283
5% 6/15/20	515,000	538,973
Series 2013 AA, 5% 6/15/19	120,000	123,392
Series 2016 A:
5% 6/15/20	2,235,000	2,339,509
5% 6/15/27	90,000	99,644
Series 2016 A-1 & A-2, 5% 6/15/19	1,180,000	1,213,359
Series AA:
5% 6/15/19	1,615,000	1,660,656
5% 6/15/20	375,000	392,456
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A:
5% 9/15/18	1,000,000	1,008,740
5% 9/15/19	530,000	549,849
5% 9/15/21	105,000	112,324
South Jersey Port Corp. Rev. Series 2012 R:
4% 1/1/19 (b)	700,000	705,467
4% 1/1/20 (b)	1,750,000	1,779,663
Southampton N J School District Series 2017 A, 2.25% 6/28/18	700,000	700,301

TOTAL NEW JERSEY		87,562,280

New Mexico - 0.4%
Farmington Poll. Cont. Rev. Bonds:
(Pub. Svc. Co. of New Mexico Proj.) Series 2010 A, 5.2%, tender 6/1/20 (a)	220,000	232,219
(Southern California Edison Co. Four Corners Proj.):
Series 2005 A, 1.875%, tender 4/1/20 (a)	1,010,000	1,001,819
Series 2005 B, 1.875%, tender 4/1/20 (a)	690,000	684,411
Series 2011, 1.875%, tender 4/1/20 (a)	135,000	133,907
New Mexico Mtg. Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2017, 1.35%, tender 6/1/19 (a)	305,000	302,737
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Bonds:
Series 2014 A, 5%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (a)	2,160,000	2,232,511
Series 2014 B, 2.028%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (a)	8,975,000	8,984,603

TOTAL NEW MEXICO		13,572,207

New York - 3.4%
Dorm. Auth. New York Univ. Rev.:
Series 2016 A:
5% 7/1/22	10,000	11,090
5% 7/1/24	40,000	45,797
Series 2017 4% 12/1/20 (c)	200,000	206,030
Series 2017:
4% 12/1/18 (c)	300,000	302,097
4% 12/1/19 (c)	300,000	305,841
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/18 (Assured Guaranty Corp. Insured) (FSA Insured)	25,000	25,062
5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	15,000	15,491
Ilion Hsg. Auth. Spl. Ltd. Obl Bonds (John Guy Prindle Apts. Proj.) Series 2017, 2%, tender 1/1/19 (a)	705,000	704,034
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2015 C, 2.215%, tender 6/1/18 (a)	2,180,000	2,180,349
Series 2000 A, 0% 6/1/19 (FSA Insured)	135,000	132,492
Series 2008 A, 6% 5/1/33 (Pre-Refunded to 5/1/19 @ 100)	1,930,000	2,005,174
Series 2016 B:
5% 9/1/25	60,000	70,137
5% 9/1/26	25,000	29,546
New York City Hsg. Dev. Corpm Bonds:
Series 2016 1-2-B, 1.85%, tender 5/1/19 (a)	3,500,000	3,495,905
Series 2017 G-2, 2%, tender 12/31/21 (a)	2,630,000	2,631,631
New York City Gen. Oblig.:
Series 2006, 1.75%, tender 6/1/36 (FSA Insured) (a)	5,125,000	5,125,000
Series 2007 C-4, 1.85%, tender 1/1/32 (FSA Insured) (a)	225,000	225,000
Series 2007, 1.85%, tender 6/6/18 (FSA Insured) (a)	6,500,000	6,500,000
Series 2008 A-3, 1.85%, tender 8/1/26 (FSA Insured) (a)	1,550,000	1,550,000
Series 2008 C-4, 1.75%, tender 10/1/27 (a)	12,925,000	12,925,000
Series 2015 A, 5% 8/1/19	1,000,000	1,038,260
Series 2015 C, 5% 8/1/25	35,000	40,779
Series 2015 F, SIFMA Municipal Swap Index + 0.650% 1.71% 2/15/19 (a)(d)	255,000	255,648
New York City Transitional Fin. Auth. Rev.:
Series 2012 A, 5% 11/1/20	100,000	107,532
Series 2015 C, 5% 11/1/18	1,080,000	1,095,401
Series B:
5% 11/1/20	95,000	99,438
5% 11/1/20 (Pre-Refunded to 11/1/19 @ 100)	35,000	36,530
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 4% 5/15/20	175,000	182,607
New York Dorm. Auth. Rev. Series 2015 D, 5% 10/1/18	2,000,000	2,022,160
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Bonds Series 2008 B, SIFMA Municipal Swap Index + 0.370% 1.43%, tender 6/7/18 (a)(d)	655,000	655,046
New York Metropolitan Trans. Auth. Rev.:
Bonds:
Series 2011 B, 1.828%, tender 11/1/22 (a)	1,745,000	1,744,494
Series 2012 A, SIFMA Municipal Swap Index + 0.500% 1.56%, tender 6/7/18 (a)(d)	2,180,000	2,180,087
Series 2014 D-2, SIFMA Municipal Swap Index + 0.450% 1.51%, tender 11/15/22 (a)(d)	6,540,000	6,524,631
Series 2018 A, 5%, tender 11/15/20 (a)	3,000,000	3,202,740
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	115,000	120,726
Series 2008 B2:
5% 11/15/19	135,000	141,241
5% 11/15/20	120,000	128,764
5% 11/15/21	110,000	120,707
Series 2012 B, 5% 11/15/22	45,000	50,432
Series 2012 D, 5% 11/15/18	55,000	55,849
Series 2012 E:
4% 11/15/19	40,000	41,280
4% 11/15/19 (Escrowed to Maturity)	50,000	51,644
5% 11/15/21	55,000	60,354
Series 2012 F, 5% 11/15/19	110,000	115,085
Series 2014 C, 5% 11/15/21	60,000	65,840
Series 2016 B, 5% 11/15/21	50,000	54,867
Series 2017 C:
4% 2/15/19	510,000	518,328
4% 2/15/19	1,695,000	1,722,679
4% 2/15/19	1,280,000	1,300,902
4% 5/15/19	1,485,000	1,516,794
Series 2018 A-2, 4% 8/15/19	10,000,000	10,263,400
Series 2018 A-4, 4% 8/15/19	1,000,000	1,026,340
Series 2018 A-5, 4% 8/15/19	1,000,000	1,026,340
New York St Mtg. Agcy. Homeowner:
Series 183, 2.2% 4/1/19 (b)	1,000,000	1,002,840
Series 2014 189:
1.75% 4/1/19 (b)	1,335,000	1,332,050
2.5% 10/1/21 (b)	1,640,000	1,637,376
New York State Energy Research & Dev. Auth. Poll. Cont. Rev. Series 1999, 1.84%, tender 6/1/18 (AMBAC Insured) (a)	300,000	300,000
New York State Envir. Facilities Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2012, 1.95%, tender 8/1/18 (a)(b)	5,000,000	5,000,050
New York Thruway Auth. Gen. Rev.:
Series 2013 A, 5% 5/1/19	11,600,000	11,949,856
Series 2018 L, 4% 1/1/19	1,260,000	1,277,300
New York Trans. Dev. Corp.:
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/22 (b)	1,500,000	1,626,390
Series 2016, 5% 8/1/18 (b)	2,395,000	2,405,706
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2008 D, 5.5% 1/1/19	3,000,000	3,067,020
Series 2017 A, 5% 3/15/22	30,000	33,295
Oyster Bay Gen. Oblig.:
Series 2017 A, 3.5% 6/1/18 (Escrowed to Maturity)	1,435,000	1,435,000
Series 2018, 4% 2/15/20	2,000,000	2,053,860
Suffolk County Gen. Oblig. Series 2015 B, 2% 10/15/19	195,000	195,495
Yonkers Gen. Oblig.:
Series 2015 D, 4% 8/1/18	680,000	682,434
Series 2015 E, 4% 9/1/18	265,000	266,423
Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	55,000	61,318

TOTAL NEW YORK		110,379,014

New York And New Jersey - 0.2%
Port Auth. of New York & New Jersey:
Series 2016:
5% 10/1/18 (b)	2,000,000	2,021,640
5% 10/1/19 (b)	1,125,000	1,171,294
Series 2018, 5% 9/15/22 (b)	4,000,000	4,437,720

TOTAL NEW YORK AND NEW JERSEY		7,630,654

North Carolina - 0.7%
Charlotte Int'l. Arpt. Rev. Series 2010 B, 5.25% 7/1/18 (b)	190,000	190,523
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/18	30,000	30,000
4% 6/1/20	20,000	20,785
5% 6/1/19	30,000	30,972
Durham Hsg. Auth. MultiFamily Hsg. Rev. Bonds Series 2017, 1.85%, tender 1/1/21	875,000	871,754
Gastonia Hsg. Auth. Multi-family Hsg. Rev. Bonds Series 2017:
1.78%, tender 11/1/20	2,285,000	2,275,197
1.78%, tender 11/1/20	1,090,000	1,085,324
1.78%, tender 11/1/20	1,035,000	1,030,560
Montgomery County Pub. Facilities Corp. Ltd. Oblig. Series 2018, 3% 9/1/20	2,500,000	2,541,250
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds:
(, Inc. Proj.) Series 2010 B, 1.65%, tender 6/1/18 (a)(b)	2,000,000	2,000,000
(Republic Svcs., Inc. Proj.) Series 2013, 1.7%, tender 6/15/18 (a)(b)	2,975,000	2,975,387
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 2009 D, 5% 1/1/26 (Pre-Refunded to 1/1/19 @ 100)	2,220,000	2,261,847
Series 2018 A, 5.5% 1/1/26 (Pre-Refunded to 1/1/19 @ 100)(Escrowed to Maturity)	1,500,000	1,532,985
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/21	110,000	118,819
5% 3/1/22	80,000	88,486
5% 3/1/23	80,000	90,301
North Carolina Hsg. Fin. Agcy. Multi Hsg. Rev. Bonds Series 2016 A, 1.5%, tender 6/1/18 (a)	2,795,000	2,795,000
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010, 5% 6/1/18	85,000	85,000
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2010 A, 5% 1/1/20	115,000	120,596
Series 2010 B, 5% 1/1/21	310,000	324,049
Series 2012 A, 5% 1/1/19	170,000	173,313
Series 2015 E:
5% 1/1/22	110,000	121,010
5% 1/1/23	35,000	39,324
Series C, 5% 1/1/21	125,000	127,291

TOTAL NORTH CAROLINA		20,929,773

Ohio - 1.4%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	45,000	50,351
Allen County Hosp. Facilities Rev.:
(Mercy Health Proj.) Series 2010B, 5% 9/1/18	255,000	256,969
Bonds:
(Mercy Health Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.750% 1.81%, tender 5/1/20 (a)(d)	3,330,000	3,330,733
Series 2017 B, 5%, tender 5/5/22 (a)	120,000	132,835
Series 2017 A, 5% 8/1/21	780,000	842,790
American Muni. Pwr., Inc. Rev. Bonds:
Series 2015 B, 5%, tender 8/15/19 (a)	2,000,000	2,041,700
Series B, 5%, tender 8/15/20 (a)	1,065,000	1,115,896
Cincinnati City School District 5.25% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,080,000	3,134,362
Cleveland Arpt. Sys. Rev.:
Series 2016 A, 5% 1/1/26 (FSA Insured)	10,000	11,319
5% 1/1/20 (FSA Insured)	10,000	10,471
5% 1/1/22 (FSA Insured)	30,000	32,883
5% 1/1/24 (FSA Insured)	25,000	28,289
5% 1/1/25 (FSA Insured)	25,000	28,588
Cleveland Ctfs. of Prtn. Series 2010 A, 5% 11/15/19	575,000	598,305
Cleveland Pub. Pwr. Sys. Rev.:
Series 2016 A, 5% 11/15/19	485,000	504,584
Series 2016, 5% 11/15/21 (FSA Insured)	1,400,000	1,527,974
Columbus Gen. Oblig. Series 2017 A, 2% 4/1/19	3,000,000	3,009,780
Cuyahoga Metropolitan Hsg. Auth. Bonds:
(Carver Park Phase II Proj.) Series 2018, 2.2%, tender 6/1/20 (a)	3,000,000	3,003,480
Series 2016, 1%, tender 12/1/18 (a)	1,740,000	1,732,379
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	45,000	48,838
5% 6/15/23	40,000	43,925
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	60,000	68,587
Franklin County Multi-family Rev. Bonds Series 2017, 1.3%, tender 6/1/19 (a)	875,000	870,039
Franklin County Rev. Bonds Series 2013 OH, 1.8%, tender 8/1/18 (a)	7,500,000	7,502,325
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	40,000	41,821
5% 12/1/20	50,000	53,351
5% 12/1/21	45,000	48,959
Hamilton County HealthCare Facilities Rev.:
(Christ Hosp. Proj.) Series 2012, 5% 6/1/18	110,000	110,000
(Christ Hosp., OH. Proj.) Series 2012, 5% 6/1/20	220,000	232,736
Jobsohio Beverage Sys. Statewide Series 2013 A, 5% 1/1/20	4,310,000	4,523,862
Lancaster Port Auth. Gas Rev.:
Bonds Series 2014, 1.998%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (a)	2,090,000	2,092,801
Series 2014, 1.828% 8/1/18 (Liquidity Facility Royal Bank of Canada) (a)	875,000	874,895
Lucas County Hosp. Rev. Series 2011, 5.25% 11/15/27 (Pre-Refunded to 11/15/21 @ 100)	1,070,000	1,183,762
Mahoning County Series 2017, 2% 9/24/18	865,000	866,176
Miami Univ. Series 2014, 5% 9/1/21	530,000	579,476
Miami Vy Career Technical Ctr. Series 2018, 3% 12/1/18	1,110,000	1,117,415
Ohio Gen. Oblig. Series 2012 C, 5% 9/15/21	95,000	104,193
Ohio Higher Edl. Facility Commission Rev.:
(Kenyon College, Oh. Proj.) Series 2017, 4% 7/1/19	50,000	51,144
(Kenyon College, Oh. Proj.) Series 2017, 4% 7/1/20	50,000	52,064
Bonds Series 2014, 2.25%, tender 8/31/18 (a)	265,000	265,223
Ohio Hosp. Facilities Rev. Series 2017 A:
4% 1/1/20	55,000	56,827
5% 1/1/21	60,000	64,526
5% 1/1/22	35,000	38,528
5% 1/1/23	45,000	50,580
5% 1/1/24	40,000	45,755
5% 1/1/25	45,000	52,225
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. Series 2017 B, SIFMA Municipal Swap Index + 0.220% 1.28% 12/1/20 (a)(d)	860,000	859,940
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/20	300,000	314,886
5% 2/15/21	15,000	16,089
5% 2/15/22	25,000	27,379
5% 2/15/23	45,000	50,145
5% 2/15/24	35,000	39,539
5% 2/15/25	35,000	39,992
5% 2/15/26	25,000	28,821
Univ. of Akron Gen. Receipts Series 2010 A, 5% 1/1/19 (FSA Insured)	190,000	193,538
Univ. of Cincinnati Gen. Receipts Series 2009 C, 5% 6/1/18 (Assured Guaranty Corp. Insured)	130,000	130,000

TOTAL OHIO		44,134,050

Oklahoma - 0.2%
Cleveland County Okla Justice Auth. Series 2015, 3% 3/1/19	330,000	332,897
Garfield County Okla Independent School D Series 2014 A, 0.95% 6/1/18	110,000	110,000
Midwest City- Del City School Dis Series 2018 A, 2.5% 1/1/20	660,000	666,316
Oklahoma Capitol Impt. Auth. Facilities Rev. Series 2010 A, 5% 7/1/18	485,000	486,300
Oklahoma County Fin. Auth. Edl. Facilities (Midwest City- Del City School Dis Proj.) Series 2018:
5% 10/1/19	165,000	171,590
5% 10/1/21	240,000	260,381
Oklahoma County Okla Independent School D Series 2017:
1.75% 7/1/19	240,000	238,471
1.75% 7/1/20	265,000	260,484
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	55,000	60,747
Series 2004 A, 2.375% 12/1/21 (a)	30,000	29,816
Series 2012, 5% 2/15/21 (Escrowed to Maturity)	35,000	37,781
Oklahoma Hsg. Fin. Agcy. Collateralized Bonds Series 2016, 0.85%, tender 7/1/18 (a)	545,000	544,689
Oklahoma St. Tpk. Auth. Tpk. Rev. Series 2011 A, 3% 1/1/19	2,000,000	2,015,260
Tulsa County Indl. Auth. Edl. Facilities Lease Rev.:
(Jenks Pub. Schools Proj.) Series 2009, 5.5% 9/1/18	115,000	116,088
Series 2018, 5% 9/1/20	1,500,000	1,599,150

TOTAL OKLAHOMA		6,929,970

Oregon - 0.1%
Ed. Dists Short Term. Borrowing Prog. Series 2018 A, 2.5% 12/31/18 (e)	1,300,000	1,305,746
Oregon Facilities Auth. Rev.:
(Legacy Health Proj.) Series 2011 A, 5.25% 5/1/19	90,000	92,792
Series 2011 C, 5% 10/1/20	110,000	117,613
Oregon Gen. Oblig.:
Series 2018 A, 3% 5/1/19	1,000,000	1,012,380
Series 2018 C, 3% 6/1/19	330,000	334,429
Port of Portland Arpt. Rev. 5% 7/1/18 (b)	120,000	120,308

TOTAL OREGON		2,983,268

Pennsylvania - 2.6%
Adams County Indl. Dev. Auth. Rev. Series 2010, 5% 8/15/20	450,000	478,467
Allegheny County Arpt. Auth. Rev. Series 2006 B, 5% 1/1/19 (b)	500,000	508,555
Allegheny County Hosp. Dev. Auth. Rev. Series 2010 A, 5% 5/15/19	270,000	278,257
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 4.25%, tender 4/1/21 (a)(f)	1,090,000	1,046,400
Bethlehem Area School District Auth. Bonds (School District Rfdg. Proj.) Series 2018 A, 1 month U.S. LIBOR + 0.480% 1.863%, tender 11/1/21 (a)(d)	4,000,000	3,998,960
Butler County Hosp. Auth. Hosp. Rev. (Butler Memorial Hosp., Proj.) Series 2009 B, 7.25% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	1,130,000	1,194,625
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A:
2% 11/15/18	1,230,000	1,231,513
3% 11/15/19	1,000,000	1,015,480
Chester County Health & Ed. Auth. Rev. Series 2017:
4% 11/1/19	145,000	145,866
5% 11/1/20	155,000	159,453
5% 11/1/21	160,000	166,078
Commonwealth Fing. Auth. Tobm Series 2018, 5% 6/1/21	1,000,000	1,074,320
Cumberland County Muni. Auth. Rev. Bonds Series 2014 T1, 2%, tender 4/30/20 (a)	325,000	320,619
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 B, 5% 7/1/20	150,000	156,666
Easton Area School District Series 2013 A, 5% 4/1/23	705,000	768,887
Indiana County Indl. Dev. Auths Series 2017 A, 1.55% 4/1/19	2,180,000	2,172,762
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	55,000	53,654
Series B, 1.8%, tender 8/15/22 (a)	75,000	73,478
Lycoming County Auth. Rev. Bonds Series 2013 S2, 1.85%, tender 11/1/19 (a)	435,000	435,000
Lycoming County Auth. College Rev. Series 2016:
4% 10/1/18	130,000	130,944
4% 10/1/19	255,000	262,035
Monroeville Fin. Auth. UPMC Rev. Series 2014 B, 3% 2/1/19	50,000	50,427
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. Series 2009 A, 5% 6/1/18	895,000	895,000
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
4% 10/1/18	20,000	20,109
4% 10/1/19	15,000	15,311
5% 10/1/20	30,000	31,718
5% 10/1/23	5,000	5,554
Series 2017:
2% 12/1/18	125,000	125,024
2% 12/1/19	160,000	159,650
2% 12/1/20	145,000	143,779
3% 12/1/21	155,000	157,265
Series 2018 A, 5% 9/1/19	500,000	519,105
Montgomery County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Exelon Generation Co. LLC Proj.) Series 2015 A, 2.6%, tender 9/1/20 (a)	1,090,000	1,088,801
North Pennsylvania Wtr. Auth. Wtr. Rev.:
Bonds Series 2014, 1.778%, tender 11/1/19 (a)	1,090,000	1,089,989
Series 2014:
1.628% 11/1/18 (a)	155,000	154,896
1.688% 11/1/19 (a)	220,000	219,765
Northeastern Hosp. & Ed. Auth. Series 2016 A:
4% 3/1/20	160,000	164,088
5% 3/1/21	110,000	116,728
Pennsylvania Ctfs. Prtn. Series 2018 A, 5% 7/1/20	300,000	316,566
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/19	50,000	51,172
5% 3/1/20	45,000	47,338
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
Series 2014 A, 4% 2/1/19	45,000	45,677
Series 2016, 4% 3/15/19	795,000	809,103
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(b)	70,000	68,870
1.8%, tender 7/2/18 (a)(b)	3,000,000	3,000,000
Pennsylvania Gen. Oblig.:
Series 2004, 5.375% 7/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,305,000	4,467,600
Series 2009, 5% 7/1/19	3,800,000	3,928,440
Series 2010 A, 5% 5/1/20	195,000	205,596
Series 2011, 5% 7/1/21	40,000	43,238
Series 2014, 5% 7/1/18	160,000	160,437
Series 2016:
5% 1/15/19	85,000	86,704
5% 9/15/19	2,065,000	2,146,340
5% 1/15/20	3,585,000	3,751,953
5% 9/15/20	355,000	377,880
5% 1/15/22	1,215,000	1,326,780
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds:
Series 2014 T3 and T4, 2.23%, tender 5/1/19 (a)	1,500,000	1,501,335
2.25%, tender 4/30/20 (a)	1,045,000	1,049,661
Series 2009 A, 5% 8/15/18	1,450,000	1,460,034
Series 2010 E, 5% 5/15/19	285,000	293,715
Series 2014:
5% 12/1/19	5,000	5,241
5% 12/1/21	5,000	5,509
5% 12/1/22	20,000	22,474
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Bonds Series 2016, 1.85%, tender 7/1/19 (a)	3,740,000	3,736,410
Pennsylvania Indl. Dev. Auth. Rev. Series 2012, 5% 7/1/21	335,000	364,091
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/21 (FSA Insured)	110,000	119,601
Pennsylvania Tpk. Commission Registration Fee Rev. Series 2005 A, 5.25% 7/15/22 (FSA Insured)	870,000	975,983
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013, SIFMA Municipal Swap Index + 1.150% 2.21% 12/1/19 (a)(d)	605,000	611,824
series 2015 A-2, SIFMA Municipal Swap Index + 0.650% 1.71% 12/1/18 (a)(d)	690,000	690,235
Series 2016 A-2, 2.035% 12/1/18 (a)	1,090,000	1,090,392
1.66% 12/1/18 (a)	4,145,000	4,146,244
Philadelphia Arpt. Rev.:
Series 2010 A, 5% 6/15/19	250,000	258,260
Series 2010 C, 5% 6/15/18 (b)	115,000	115,122
Series 2010 D, 5% 6/15/21 (b)	490,000	520,013
Series 2011 A:
5% 6/15/18 (b)	345,000	345,366
5% 6/15/21 (b)	190,000	205,107
Series 2015 A, 5% 6/15/19 (b)	305,000	314,696
Series 2017 A, 5% 7/1/24	10,000	11,474
Series 2017 B, 5% 7/1/24 (b)	55,000	62,406
Philadelphia Gas Works Rev.:
Series 10, 5% 7/1/20 (FSA Insured)	305,000	323,373
Series 13, 5% 8/1/21	850,000	921,128
Series 15:
4% 8/1/20	130,000	135,127
5% 8/1/21	25,000	27,092
Series 2015 13:
4% 8/1/18	790,000	793,018
5% 8/1/20	600,000	636,252
Series 2015, 5% 8/1/19	405,000	419,305
Series 2016, 5% 10/1/20	445,000	473,703
5% 10/1/19	1,280,000	1,331,302
Philadelphia Gen. Oblig. Series 2011, 5.25% 8/1/18	120,000	120,702
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Series 2017:
5% 7/1/19	220,000	225,771
5% 7/1/20	220,000	230,366
Philadelphia Muni. Auth. Rev. Series 2013 A, 5% 11/15/18	75,000	76,073
Philadelphia School District:
Series 2010, 5% 9/1/18	410,000	413,145
Series 2016 D:
5% 9/1/18	190,000	191,416
5% 9/1/19	270,000	279,842
Series 2016 F, 5% 9/1/19	475,000	492,314
Series B, 5% 6/1/18	3,000,000	3,000,000
Phoenixville Area School District Gen. Oblig. Series 2016 B, 4% 8/15/21	500,000	529,855
Pittsburgh & Alleg County Parkin Series 2017:
3% 12/15/18	155,000	155,953
4% 12/15/19	85,000	87,615
Pittsburgh Hsg. Auth. Rev. Bonds Series 2017, 1.4%, tender 10/1/19 (a)	1,045,000	1,035,616
Pittsburgh Urban Redev. Auth. Rev. Bonds (Crawford Square Apts. Proj.) Series 2018, 2.25%, tender 6/6/20 (a)(e)	1,500,000	1,506,765
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Bonds Series 2017 C, 1 month U.S. LIBOR + 0.640% 1.976%, tender 12/1/20 (FSA Insured) (a)(d)	3,270,000	3,271,308
Series 2017 A, 5% 9/1/18 (FSA Insured)	535,000	539,392
Quakertown Gen. Auth. Health Facilities Series 2017 A, 3.125% 7/1/21	705,000	693,304
Reading School District Series 2017:
5% 3/1/21 (FSA Insured)	50,000	53,593
5% 3/1/25 (FSA Insured)	5,000	5,714
5% 3/1/26 (FSA Insured)	5,000	5,768
5% 3/1/27 (FSA Insured)	5,000	5,826
5% 3/1/28 (FSA Insured)	5,000	5,805
Saint Mary Hosp. Auth. Health Sys. Rev.:
(Catholic Health East Proj.) Series 2010B:
5% 11/15/18	145,000	147,121
5% 11/15/19	205,000	214,237
Series 2012, 5% 11/15/27 (Pre-Refunded to 5/15/20 @ 100)	1,495,000	1,581,396
Scranton School District:
Series 2017 A:
5% 6/1/19	110,000	112,731
5% 6/1/20	135,000	141,008
Series 2017 B:
4% 6/1/18	110,000	110,000
5% 6/1/20	120,000	125,340
Scranton Tax & Rev. Series 2017:
5% 9/1/18 (c)	220,000	221,305
5% 9/1/19 (c)	460,000	472,756
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/18	20,000	20,000
5% 6/1/19	5,000	5,154
State Pub. School Bldg. Auth. College Rev. (Cmnty. College of Philadelphia Proj.) Series 2018, 4% 6/15/19	1,835,000	1,874,324
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/19	95,000	97,642
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	25,000	25,808
Warwick School District Series 2015, 4% 2/15/19	220,000	223,502
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 A, 5% 7/1/18	360,000	360,893

TOTAL PENNSYLVANIA		83,087,775

Rhode Island - 0.2%
Rhode Is Comm Corp. Spl. Facilities Rev. Series 2018, 5% 7/1/21	685,000	742,143
Rhode Island Comm Corp. Rev. Series 2016 A, 5% 6/15/19	545,000	563,236
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
(Lifespan Corp. Obligated Group Proj.) Series 2009 A, 7% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	1,085,000	1,138,057
Series 2013 A, 5% 5/15/19	35,000	36,077
Series 2016:
5% 5/15/20	15,000	15,776
5% 5/15/22	45,000	49,221
5% 5/15/23	25,000	27,793
5% 5/15/24	50,000	56,250
5% 5/15/25	120,000	136,236
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev.:
(Providence Proj.) Series 2015 A, 3% 5/15/19 (FSA Insured)	140,000	141,688
Series 2015, 5% 5/15/25 (FSA Insured)	130,000	149,089
Rhode Island Hsg. & Mtg. Fin. Corp. Bonds Series 66 B, 1.76%, tender 6/7/18 (a)	960,000	960,259
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Bonds Series 2017 4A, 1.85%, tender 4/1/19 (a)	985,000	985,394
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2015 A, 5% 12/1/19 (b)	1,160,000	1,207,061
Series A, 5% 12/1/20 (b)	250,000	265,693
Tobacco Setlement Fing. Corp. Series 2015 A:
4% 6/1/18	130,000	130,000
5% 6/1/26	75,000	85,055
5% 6/1/27	20,000	22,560

TOTAL RHODE ISLAND		6,711,588

South Carolina - 0.4%
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	45,000	49,894
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	25,000	26,050
Piedmont Muni. Pwr. Agcy. Elec. Rev.:
Series 2009 A, 5% 1/1/20	1,595,000	1,669,566
Series 2017 A, 5% 1/1/19	140,000	142,533
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	55,000	62,198
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/18	405,000	411,253
5% 12/1/23	95,000	107,220
5% 12/1/26	25,000	28,386
South Carolina Hsg. Fin. & Dev. Auth. Multi-family Rev. Bonds Series 2016, 1.6%, tender 6/1/18 (a)	1,980,000	1,980,000
South Carolina Jobs-Econ. Dev. Auth. (Anmed Health Proj.) Series 2016, 5% 2/1/20	190,000	199,437
South Carolina Ports Auth. Ports Rev. Series 2018, 5% 7/1/19 (b)	2,000,000	2,065,720
South Carolina Pub. Svc. Auth. Rev.:
Series 2010 B:
4% 1/1/20	175,000	180,397
5% 1/1/19 (Escrowed to Maturity)	155,000	157,922
Series 2011 B, 4% 12/1/20	730,000	759,164
Series 2012 B, 5% 12/1/20	20,000	21,280
Series 2012 D, 4% 12/1/19	65,000	66,930
Series 2014 C:
5% 12/1/22	25,000	27,484
5% 12/1/23	110,000	122,654
Series 2015 C:
5% 12/1/18 (Escrowed to Maturity)	330,000	335,405
5% 12/1/19	1,245,000	1,300,178
5% 1/1/19 (Escrowed to Maturity)	2,655,000	2,703,507

TOTAL SOUTH CAROLINA		12,417,178

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2011:
5% 9/1/18 (Escrowed to Maturity)	25,000	25,203
5% 9/1/19 (Escrowed to Maturity)	25,000	25,952
Series 2014 B:
4% 11/1/19	10,000	10,275
4% 11/1/20	15,000	15,709
4% 11/1/21	10,000	10,618
5% 11/1/22	10,000	11,166

TOTAL SOUTH DAKOTA		98,923

Tennessee - 0.3%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/19 (e)	2,000,000	2,065,520
5% 7/1/22 (e)	1,000,000	1,102,660
Hamiltn County Indl. Dev. Board Multi-family Hsg. Rev. Bonds Series 2017, 1.37%, tender 12/15/18 (a)	1,200,000	1,197,228
Knox County Health Edl. & Hsg. Facilities Series 2016 A, 3% 1/1/19	130,000	130,790
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2016:
5% 9/1/25	35,000	39,695
5% 9/1/26	40,000	45,707
Lewisburg Indl. Dev. Board Bonds (Waste Mgmt. Tennessee Proj.) Series 2012, 2%, tender 8/1/18 (a)(b)	600,000	600,054
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2010 B, 5.5% 7/1/19 (b)	670,000	694,803
Series 2011 C, 5% 7/1/19 (b)	70,000	72,221
Metropolitan Gov Nashvle&David Ind. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 1.45%, tender 8/1/18 (a)(b)	1,420,000	1,418,878
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Bonds (Twelfth and Wedgewood Apts. Proj.) Series 2017, 1.8%, tender 12/1/20	325,000	324,191
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. Bonds Series 2001 B, 1.55%, tender 11/3/20 (a)	820,000	810,390

TOTAL TENNESSEE		8,502,137

Texas - 5.4%
Vernia Higher Ed. Fin. Corp. Ed. Rev. Series 2011 A, 7.5% 8/15/41 (Pre-Refunded to 8/15/19 @ 100)	1,785,000	1,901,364
Alamito Pub. Facilities Corp. Bonds (Sandoval Apts. and Valle Verde Apts. Proj.) Series 2018, 2.25%, tender 6/1/20 (a)	3,000,000	3,001,170
Alamo Cmnty. Coll District Rev. Bonds Series 2017, 3%, tender 11/1/19 (a)	890,000	903,653
Alamo Cmnty. College District Series 2017, 3% 8/15/21	3,000,000	3,093,360
Aledo Independent School District Series 2015, 0% 2/15/24	25,000	21,762
Allen Independent School District Series 2011, 5% 2/15/41 (Pre-Refunded to 2/15/21 @ 100)	860,000	928,336
Austin Independent School District:
Series 2016 A, 5% 8/1/18	1,000,000	1,005,550
Series 2017, 5% 8/1/19	3,000,000	3,114,420
Austin-Bergstrom Landhost Ente Series 2017:
5% 10/1/19	135,000	140,139
5% 10/1/20	235,000	249,883
5% 10/1/21	280,000	303,870
Brazos River Auth. Rev. (CenterPoint Energy, Inc. Proj.) Series 1998, 5.05% 11/1/18 (AMBAC Insured) (a)(b)	220,000	223,164
Brownsville Util. Sys. Rev. Series 2015, 5% 9/1/18	275,000	277,203
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	20,000	20,504
Central Reg'l. Mobility Auth.:
Series 2010, 5.75% 1/1/25 (Pre-Refunded to 1/1/20 @ 100)	2,000,000	2,119,200
Series 2011, 6% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	5,720,000	6,274,726
Series 2016:
5% 1/1/21	10,000	10,645
5% 1/1/22	35,000	37,937
5% 1/1/23	55,000	60,533
5% 1/1/24	75,000	83,830
5% 1/1/26	65,000	74,555
Corpus Christi Util. Sys. Rev. Series 2015, 4% 7/15/19	175,000	179,165
Cypress-Fairbanks Independent School District Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	1,400,000	1,379,294
Series 2014 B3, 1.4%, tender 8/17/20 (a)	2,425,000	2,389,134
Series 2015 B1, 0.9%, tender 8/15/18 (a)	2,660,000	2,656,515
Series 2015 B2, 3%, tender 8/15/18 (a)	525,000	526,470
Series 2017 A-2, 2.5%, tender 8/15/19 (a)	3,705,000	3,731,565
Series 2017 A-3, 3%, tender 8/17/20 (a)	630,000	642,266
Series 2017 A1, 2%, tender 8/15/18 (a)	1,765,000	1,766,500
Dallas County Gen. Oblig. Series 2016 5% 8/15/22	75,000	83,820
Dallas County Util. and Reclamation District Series 2016:
5% 2/15/19	555,000	567,277
5% 2/15/20	340,000	357,279
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 E:
5% 11/1/18 (b)	3,880,000	3,931,332
5% 11/1/19 (b)	3,500,000	3,648,505
Series 2013 F:
5% 11/1/19	45,000	47,006
5% 11/1/20	35,000	37,473
5% 11/1/21	65,000	71,168
5% 11/1/22	110,000	122,969
Series 2014 D:
5% 11/1/18 (b)	1,300,000	1,317,199
5% 11/1/23 (b)	45,000	50,657
Dallas Gen. Oblig.:
Series 2010, 5% 2/15/21	3,390,000	3,558,788
Series 2017, 5% 2/15/19	1,335,000	1,365,652
Dallas Independent School District Bonds:
Series 2015, 1.5%, tender 8/15/18 (a)	1,470,000	1,469,809
Series 2016 B3, 5%, tender 2/15/19 (a)	130,000	132,894
Series 2016 B4, 5%, tender 2/15/20 (a)	155,000	162,797
Series 2016 B5, 5%, tender 2/15/21 (a)	175,000	188,379
Series 2016:
5%, tender 2/15/22 (a)	5,000	5,541
5%, tender 2/15/22 (a)	245,000	269,591
Dallas Wtrwks. & Swr. Sys. Rev. Series 2011, 5% 10/1/18	35,000	35,395
Del Rio Hsg. Facilities Corp. Multifamily Hsg. Rev. Bonds Series 2017, 1.35%, tender 6/1/19 (a)	545,000	542,013
Denton Independent School District:
Bonds Series 2013, 2%, tender 8/1/20 (a)	1,130,000	1,129,751
Series 2016, 0% 8/15/25	35,000	29,207
Dickinson Independent School District Bonds Series 2013, 1.35%, tender 8/1/19 (a)	1,300,000	1,291,979
El Paso Gen. Oblig. Series 2014, 5% 8/15/18	60,000	60,413
Fort Bend Independent School District Bonds:
Series 2015 B, 1.35%, tender 8/1/19 (a)	435,000	432,316
Series C, 1.35%, tender 8/1/20 (a)	40,000	39,345
Series D, 1.5%, tender 8/1/21 (a)	70,000	68,471
Fort Worth Gen. Oblig. Series 2015 A, 5% 3/1/23	35,000	39,507
Fort Worth Independent School District Series 2015, 5% 2/15/22	35,000	38,736
Goose Creek Consolidated Independent School District Bonds Series 2014 B, 1.18%, tender 8/15/19 (a)	2,180,000	2,161,753
Grapevine-Colleyville Independent School District Bonds Series 2012 B, 2%, tender 8/1/20 (a)	1,855,000	1,854,592
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2016, 5% 11/15/19	760,000	793,470
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2014 B, 1.64%, tender 12/1/19 (a)	770,000	770,262
Series 2015 3, 1 month U.S. LIBOR + 0.850% 2.198%, tender 6/1/20 (a)(d)	665,000	668,285
Series 2013 A, 4% 12/1/18	110,000	111,272
Harris County Gen. Oblig. (Harris County Toll Road Auth.) Series 2012 A, SIFMA Municipal Swap Index + 0.780% 1.84% 8/15/18 (a)(d)	640,000	640,858
Harris County Indl. Dev. Corp. Solid Waste Disp. Rev. Series 2006, 5% 2/1/23 (Pre-Refunded to 12/1/19 @ 100)	6,000,000	6,274,980
Harris County Tex Toll Rd Rev. Series 2018 A, 5% 8/15/19	2,000,000	2,078,080
Houston Arpt. Sys. Rev.:
(Houston TX Arpt. Sys. Rev. Subord Proj.) Series 2011 A, 5% 7/1/21 (b)	675,000	730,256
Series 2009A, 5% 7/1/20	545,000	546,368
Series 2011 A:
5% 7/1/18 (b)	25,000	25,064
5% 7/1/19 (b)	315,000	325,647
Series 2012 A:
5% 7/1/18 (b)	35,000	35,089
5% 7/1/19 (b)	4,000,000	4,135,200
5% 7/1/23 (b)	45,000	49,387
Series 2018 A, 5% 7/1/21 (b)	275,000	297,512
Houston Gen. Oblig.:
Series 2013 A, 5% 3/1/22	1,600,000	1,766,080
Series 2017 A, 5% 3/1/20	705,000	743,119
Houston Independent School District Bonds:
Series 2012:
1.45%, tender 6/1/20 (a)	4,360,000	4,320,150
2.4%, tender 6/1/21 (a)	1,155,000	1,165,996
Series 2013 B:
1.7%, tender 6/1/18 (a)	435,000	435,000
2.4%, tender 6/1/21 (a)	1,120,000	1,130,662
Series 2014 1A & 1B, 3%, tender 6/1/18 (a)	1,215,000	1,215,000
Series 2014 A, 2.2%, tender 6/1/20 (a)	3,000,000	3,012,240
Houston Util. Sys. Rev. Series 2010 C:
4% 11/15/19	300,000	309,516
5% 11/15/18	1,250,000	1,269,075
Humble Independent School District Series 2016 B, 5% 2/15/22	90,000	99,608
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/20	130,000	138,028
5% 10/15/21	65,000	70,385
Leander Independent School District Series 2013 A:
0% 8/15/21	550,000	514,140
0% 8/15/23	1,000,000	885,660
Los Fresnos Independent School District Series 2015, 5% 8/15/19	115,000	119,532
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/18 (b)	300,000	303,894
5% 11/1/19 (b)	255,000	265,820
Series 2017, 5% 11/1/19 (b)	975,000	1,016,369
Lower Colorado River Auth. Rev.:
(LCRA Transmission Corp. Proj.) Series 2011 A, 5% 5/15/19	90,000	92,795
Series 2010 A:
5% 5/15/20	945,000	1,002,409
5% 5/15/20	880,000	933,460
Series 2010:
5% 5/15/20	80,000	84,860
5% 5/15/21	430,000	455,783
Series 2012 A, 5% 5/15/19	1,750,000	1,804,355
5% 5/15/19	215,000	221,678
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B:
5% 7/1/18	65,000	65,170
5% 7/1/19	280,000	289,766
Mansfield Independent School District Series 2016, 5% 2/15/24	95,000	109,003
Matagorda County Navigation District No. 1 Poll. Cont. Rev. Bonds Series 1996, 1.75%, tender 9/1/20 (a)(b)	1,470,000	1,444,834
Midlothian Independent School District Bonds:
Series 2017 B, 2.5%, tender 8/1/18 (a)	60,000	60,097
Series 2017, 2.5%, tender 8/1/18 (a)	1,360,000	1,361,986
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 1.85%, tender 8/1/18 (a)(b)	5,500,000	5,500,935
New Hope Cultural Ed. Fa Series 2017 A, 3.25% 8/1/19	3,425,000	3,420,719
New Hope Cultural Ed. Facilities Fin. Series 2016, 1.75% 11/15/18	110,000	109,702
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	55,000	62,742
North East Texas Independent School District Bonds:
Series 2013 A, 2%, tender 8/1/18 (a)	5,530,000	5,533,760
Series 2013 B, 1.42%, tender 8/1/21 (a)	375,000	367,695
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	35,000	37,718
North Texas Tollway Auth. Rev. Bonds Series 2012 C, 1.95%, tender 1/1/19 (a)	520,000	519,444
Northside Independent School District:
( Permanent School Fund of Texas Proj.) Bonds Series 2014, 2%, tender 8/1/19 (a)	790,000	790,980
Bonds:
Series 2011 A, 2%, tender 6/1/19 (a)	6,035,000	6,041,457
Series 2013, 1.35%, tender 6/1/18 (a)	435,000	435,000
Series 2017, 1.45%, tender 6/1/20 (a)	975,000	964,207
2%, tender 6/1/21 (a)	2,705,000	2,690,204
Series 2011, 2.125%, tender 8/1/20 (a)	410,000	410,033
Odessa Hsg. Fin. Corp. Multifamily Hsg. Rev. Bonds Series 2016, 1.43%, tender 12/1/18 (a)	1,745,000	1,743,377
Plano Independent School District Series 2016 A, 5% 2/15/22	160,000	176,960
Port Houston Auth. Harris County Series 2015 B:
5% 10/1/18 (b)	855,000	864,020
5% 10/1/19 (b)	2,355,000	2,451,272
Royse City Independent School District Series 2014, 0% 2/15/20	140,000	135,486
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	20,000	21,248
San Antonio Elec. & Gas Sys. Rev.:
Bonds:
Series 2012 C, 2%, tender 12/1/18 (a)	740,000	740,651
Series 2015 A, 2.25%, tender 12/1/19 (a)	4,360,000	4,382,323
Series 2015 B, 2%, tender 12/1/21 (a)	3,300,000	3,280,134
Series 2014, 5% 2/1/19	4,000,000	4,088,880
San Antonio Gen. Oblig. Series 2008, 5% 8/1/18	1,000,000	1,005,520
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	20,000	21,330
5% 9/15/21	20,000	21,809
5% 9/15/22	75,000	83,305
San Antonio Wtr. Sys. Rev.:
Bonds Series 2013 F, 2%, tender 11/1/21 (a)	1,000,000	989,890
Series 2012, 4% 5/15/19	35,000	35,790
Sherman Independent School District Bonds Series 2018 B, 3%, tender 8/1/20 (a)	10,000,000	10,180,300
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/20	150,000	160,452
5% 10/1/21	65,000	71,000
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	15,000	16,352
5% 8/15/23	20,000	22,662
Series 2013:
4% 9/1/18	10,000	10,055
5% 9/1/19	15,000	15,573
5% 9/1/20	20,000	21,245
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	50,000	50,905
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev.:
(Mrc Crestview Proj.) Series 2010, 8.125% 11/15/44 (Pre-Refunded to 11/15/20 @ 100)	250,000	286,065
Series 2015 A:
4% 11/15/18	110,000	110,781
4% 11/15/19	110,000	112,188
Series 2015 B:
4% 11/15/18	110,000	110,781
4% 11/15/19	155,000	158,083
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	35,000	40,904
Series 2017 A, 5% 2/15/24	45,000	51,426
5.75% 7/1/18	65,000	65,198
Texas Affordable Hsg. Corp. Multi-family Hsg. Rev. Bonds Series 2017, 1.9%, tender 12/1/19 (a)	265,000	264,226
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Bonds:
Series 2017, 1.8%, tender 12/1/19 (a)	545,000	542,771
Series 2018, 2.23%, tender 5/1/20 (a)	2,000,000	2,001,460
Texas Gen. Oblig. Series 2016 A, 5% 8/1/18	1,000,000	1,005,630
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	725,000	761,497
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	35,000	39,808
Univ. of Houston Univ. Revs. Series 2011 A, 5% 2/15/43 (Pre-Refunded to 2/15/21 @ 100)	1,000,000	1,079,460
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010 B, 5% 8/15/21	40,000	43,815
Series 2010, 5% 8/15/22	60,000	67,236
Series 2016 E, 5% 8/15/22	35,000	39,221
Series 2017 C:
5% 8/15/20	1,090,000	1,164,545
5% 8/15/21	1,945,000	2,130,495
Williamson County Gen. Oblig. Bonds Series 2014, 1.45%, tender 8/15/18 (a)	570,000	569,675

TOTAL TEXAS		174,536,927

Utah - 0.3%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 7/1/19	1,185,000	1,226,463
Utah Gen. Oblig. Series 2018, 5% 7/1/19	4,000,000	4,143,000
Utah Transit Auth. Sales Tax Rev.:
Series 2008 A, 4.75% 6/15/32 (Pre-Refunded to 6/15/18 @ 100)	3,000,000	3,003,060
Series 2018, 5% 12/15/18	500,000	508,730

TOTAL UTAH		8,881,253

Vermont - 0.0%
Burlington Arpt. Rev. Series 2012 B, 3.5% 7/1/18 (b)	170,000	170,213
Virginia - 1.2%
Chesapeake Econ. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 A, 1.75%, tender 5/16/19 (a)	6,540,000	6,512,467
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	15,000	15,523
5% 7/15/21	10,000	10,766
Colonial Heights Econ. Dev. Auth. MultiFamily Hsg. Rev. Bonds Series 2017 A, 1.8%, tender 7/1/19	2,180,000	2,174,223
Commonwealth Trans. Board Grant Anticipation Rev. Series 2012 A, 5% 9/15/22 (Pre-Refunded to 3/15/22 @ 100)	50,000	55,511
Fairfax County Gen. Oblig.:
Series 2016, 3% 10/1/18	4,000,000	4,019,040
5% 10/1/21	65,000	71,527
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	50,000	56,568
Greater Richmond Cnvtn Ctr. Htl Series 2015, 5% 6/15/18	325,000	325,358
Halifax County Indl. Dev. Auth. Bonds 2.15%, tender 9/1/20 (a)	2,725,000	2,711,348
Hampton Roads Sanitation District Wastewtr. Rev. Series 2018 A, 5% 10/1/19	985,000	1,027,257
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
Series 2008 A, 1.75%, tender 5/16/19 (a)	475,000	473,000
Series 2008 B, 2.15%, tender 9/1/20 (a)	240,000	239,162
Lynchburg Econ. Dev. (Centra Health Proj.) Series A:
5% 1/1/19	90,000	91,634
5% 1/1/20	130,000	136,098
Prince William County Indl. Dev. Auth. Bonds:
(Glen Arbor Apts. Proj.) Series 2017 B, 1.3%, tender 1/1/19 (a)	350,000	348,222
Series 2017 A, 1.35%, tender 1/1/19 (a)	2,285,000	2,275,974
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	25,000	28,121
5% 6/15/25	20,000	22,695
5% 6/15/26	35,000	39,909
Virginia College Bldg. Auth. Edl. Facilities Rev.:
Series 2017 B, 5% 2/1/19	3,000,000	3,066,060
Series 2017 E, 5% 2/1/19	1,000,000	1,022,020
Virginia Gen. Oblig. Series 2015 A, 5% 6/1/19	1,735,000	1,792,290
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2013 A, 5% 8/1/22	80,000	89,393
Series 2016 A, 5% 8/1/22	115,000	128,648
Virginia Pub. School Auth. Series 2013 A, 4% 8/1/18	1,765,000	1,772,201
Virginia Pub. School Auth. School Fing. Series 2015 A, 5% 8/1/22	255,000	285,263
Virginia St Pub. School Auth. Spl. Oblig. Series 2018, 5% 3/1/20	3,790,000	3,996,934
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	2,835,000	2,811,129
Series 2009 A, 2.15%, tender 9/1/20 (a)	775,000	771,117
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (a)	635,000	633,070

TOTAL VIRGINIA		37,002,528

Washington - 0.5%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997, 0% 6/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,295,000	1,295,000
Chelan County Pub. Util. District #1 Rev. Series 2011 B, 5% 7/1/18(b)	80,000	80,204
Energy Northwest Elec. Rev. Series 2012 A, 5% 7/1/18 (Escrowed to Maturity)	240,000	240,629
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	30,000	31,469
5% 1/1/21	40,000	43,007
Grays Hbr. County Wash Pub. Hosp. D Series 2017, 3% 8/1/19	1,665,000	1,661,770
King County Hsg. Auth. Rev. Series 2018:
1.9% 5/1/19	500,000	500,310
2.05% 5/1/20	765,000	765,566
2.15% 5/1/20	405,000	405,073
3.5% 5/1/21	500,000	517,205
Port of Seattle Rev.:
Series 2015 C:
5% 4/1/20 (b)	1,885,000	1,987,544
5% 4/1/21 (b)	540,000	581,796
Series 2016 B:
5% 10/1/20 (b)	65,000	69,330
5% 10/1/21 (b)	60,000	65,356
5% 10/1/22 (b)	55,000	61,007
5% 10/1/23 (b)	65,000	73,503
Tacoma Elec. Sys. Rev.:
Series 2013 A:
4% 1/1/21	5,000	5,257
4% 1/1/21 (Escrowed to Maturity)	40,000	41,987
5% 1/1/21	40,000	43,059
Series 2017:
5% 1/1/22	15,000	16,539
5% 1/1/25	15,000	17,448
5% 1/1/26	10,000	11,776
Tobacco Settlement Auth. Rev. Series 2013:
5% 6/1/18	1,655,000	1,655,000
5% 6/1/20	1,190,000	1,253,629
Washington Gen. Oblig.:
Series 2000 S-5, 0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	335,000	331,811
Series 2004 C, 0% 6/1/18	55,000	55,000
Series 2016 C, 5% 2/1/19	1,025,000	1,048,052
Washington Health Care Facilities Auth. Rev.:
( Multicare Med. Ctr.,Tacom,WA Proj.) Series 2015 B, 4% 8/15/18	255,000	256,204
(MultiCare Health Sys. Proj.) Series 2010 A, 5.25% 8/15/19	330,000	343,497
(Providence Health Systems Proj.) Series 2011 B, 5% 10/1/19	275,000	286,611
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	20,000	22,738
5% 8/15/26	45,000	51,390
5% 8/15/27	50,000	57,593
Bonds Series 2012 B, 5%, tender 10/1/21 (a)	120,000	131,725
Series 2009, 7% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	655,000	690,363
Series 2012, 5% 12/1/42 (Pre-Refunded to 12/1/21 @ 100)	1,000,000	1,098,910
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev. Series 1993 C, 0% 7/1/18	175,000	174,788

TOTAL WASHINGTON		15,972,146

West Virginia - 0.2%
Mason Co. W Bonds ( Appalachian Pwr. Co. Proj.) Series 2014 L, 1.625%, tender 10/1/18 (a)	3,575,000	3,568,744
West Virginia Econ. Dev. Auth. Poll. Cont. Rev. (Appalachian Pwr. Co. - Amos Proj.) Series 2008 D, 3.25% 5/1/19	65,000	65,248
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(b)	1,925,000	1,896,568
1.9%, tender 4/1/19 (a)	270,000	269,492

TOTAL WEST VIRGINIA		5,800,052

Wisconsin - 1.0%
Kenosha Series 2012 B, 5% 4/1/19	3,000,000	3,078,690
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	70,000	76,864
Milwaukee County Arpt. Rev.:
Series 2013 A:
5% 12/1/20 (b)	30,000	32,094
5% 12/1/22 (b)	30,000	33,222
5.25% 12/1/23 (b)	35,000	39,795
Series 2016 A:
5% 12/1/18 (b)	180,000	182,761
5% 12/1/19 (b)	625,000	652,700
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A, 2%, tender 8/1/18 (a)(b)	10,000,000	10,000,900
Pub. Fin. Auth. Wis Edl. Facilities Series 2016, 5% 1/1/20	135,000	139,923
Waukesha Gen. Oblig. Series 2018 D, 3% 7/1/19	2,350,000	2,372,184
Wisconsin Gen. Oblig. Series 2007 1, 5% 5/1/19 (AMBAC Insured)	1,275,000	1,313,798
Wisconsin Health & Edl. Facilities:
( Agnesian Healthcare Proj.) Series 2017, 5% 7/1/21	100,000	107,846
(Agnesian Healthcare Proj.) Series 2017:
3% 7/1/18	60,000	60,058
4% 7/1/19	100,000	102,051
Bonds:
(Ascension Health Cr. Group Proj.) Series 2013 B:
5%, tender 6/1/20 (a)	2,020,000	2,136,938
5%, tender 6/1/21 (a)	1,905,000	2,062,067
Series 2013 B, 4%, tender 5/30/19 (a)	3,395,000	3,461,814
Series 2013 B-5, 1.375%, tender 12/3/19 (a)	355,000	351,535
Series 2013 A, 5% 11/15/18	120,000	121,777
Series 2014:
4% 5/1/19	5,000	5,066
5% 5/1/20	10,000	10,455
5% 5/1/21	15,000	15,980
Series 2015, 3% 12/1/18	145,000	145,861
Series 2017 A, 2.65% 11/1/20	875,000	864,316
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marquette Univ. Proj.) Series 2012, 5% 10/1/18	215,000	217,255
(Mercy Alliance, Inc. Proj.) Series 2012, 5% 6/1/19	200,000	205,942
Series 2009 B, 4.5% 12/15/18	600,000	608,706
Series 2009A, 5.25% 12/15/18	245,000	249,520
Series 2012 B, 5% 8/15/18	190,000	191,273
Series 2012, 5% 10/1/21	30,000	32,719
Wisconsin Hsg. & Econ. Dev. Auth. Series 2018 A, 2.05% 9/1/20 (b)	1,195,000	1,189,790
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2017 A, 1.95%, tender 5/1/20 (a)	1,360,000	1,359,225

TOTAL WISCONSIN		31,423,125

TOTAL MUNICIPAL BONDS
(Cost $1,528,568,818)		1,526,196,073

Municipal Notes - 35.9%
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.2% 6/7/18, VRDN (a)(b)	745,000	$745,000
Health Care Auth. for Baptist Health Series 2013 B, 1.61% 6/7/18, VRDN (a)	3,705,000	3,705,000
Lower Gas District Participating VRDN Series Floaters XM 01 84, 1.46% 6/7/18 (a)(g)	6,845,000	6,845,000
Tuscaloosa Co. Indl. Dev. Auth. Solid Wste (Nucor Corp. Proj.) Series 2004, 1.2% 6/7/18, VRDN (a)(b)	2,700,000	2,700,000

TOTAL ALABAMA		13,995,000

Alaska - 0.0%
Alaska Hsg. Fin. Corp. Series 2002 A, 1% 6/1/18 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)(b)	405,000	405,000
Arizona - 0.2%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 G, 1.1% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)	6,705,000	6,705,000
California - 2.0%
California Gen. Oblig. Participating VRDN:
Series DCL 08 009, 1.3% 6/7/18 (Liquidity Facility Dexia Cr. Local SA) (a)(g)	9,125,000	9,125,000
Series DCL 08 011, 1.3% 6/7/18 (Liquidity Facility Dexia Cr. Local SA) (a)(g)	2,320,000	2,320,000
California Health Facilities Fing. Auth. Participating VRDN Series Floaters 013, 1.22% 7/12/18 (Liquidity Facility Barclays Bank PLC) (a)(g)(h)	2,430,000	2,430,000
California Health Facilities Fing. Auth. Rev. (Stanford Hosp. and Clinics Proj.) Series 2008 B1, 1% 6/7/18, VRDN (a)	15,000,000	15,000,000
California St Enterprise Dev. Auth. (Var Evapco Proj.) Series 2008, 1.5% 6/1/18, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	1,025,000	1,025,000
Dignity Health Participating VRDN Series 17 04, SIFMA Municipal Swap Index + 0.160% 1.22% 7/12/18 (Liquidity Facility Barclays Bank PLC) (a)(d)(g)(h)	3,270,000	3,270,000
Golden Gate Bridge Hwy. & Trans. District Series B, 1.62% 6/6/18, CP	5,700,000	5,700,684
Los Angeles Dept. of Wtr. & Pwr. Rev. Participating VRDN Series Floaters XF 05 70, 1.09% 6/7/18 (Liquidity Facility JPMorgan Chase Bank) (a)(g)	1,050,000	1,050,000
San Diego County Reg'l. Trans. Commission Sales Tax Rev. Series 2008 C, 0.9% 6/7/18 (Liquidity Facility Bank of America NA), VRDN (a)	11,050,000	11,050,000
San Francisco Calif. City & Cnty. Arpts. Commn. Int'l. Arpt. Rev. Participating VRDN Series 15 ZF 01 64, 1.31% 6/7/18 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(g)	1,705,000	1,705,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series Floaters ZM 06 41, 1.26% 6/7/18 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(g)	5,000,000	5,000,000
San Jose Int'l. Arpt. Rev. Participating VRDN Series 2017, 1.31% 6/7/18 (Liquidity Facility Citibank NA) (a)(b)(g)	5,120,000	5,120,000
Shafter Indl. Dev. Auth. Indl. Dev. Rev. 1.58% 6/7/18, LOC Deutsche Bank AG, VRDN (a)(b)	360,000	360,000

TOTAL CALIFORNIA		63,155,684

Colorado - 0.2%
Colorado Ed. Ln. Prog. TRAN Series 2012, 4% 6/28/18	5,000,000	5,009,900
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 1.41% 6/7/18, LOC Deutsche Bank AG, VRDN (a)	890,000	890,000
Colorado Hsg. & Fin. Auth. Econ. Dev. (Pacific Instruments Proj.) Series 2000, 1.3% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	880,000	880,000

TOTAL COLORADO		6,779,900

Connecticut - 0.4%
Connecticut Health & Edl. Facilities Auth. Rev. Series 2014 D, 1.15% 6/7/18, LOC Bank of America NA, VRDN (a)	4,640,000	4,640,000
Derby Gen. Oblig. BAN Series 2018, 2.75% 10/25/18	4,660,000	4,680,457
Hamden Gen. Oblig. BAN Series 2017, 3% 8/23/18	490,000	491,529
Reg'l. School District # 14 Woodbuty & Bethleham BAN Series 2017, 2.25% 7/25/18	2,310,000	2,312,125

TOTAL CONNECTICUT		12,124,111

Delaware - 0.0%
New Castle County Del Participating VRDN Series 2015, 1.11% 6/7/18 (a)(g)	1,455,000	1,455,000
Florida - 2.3%
Escambia County Health Facilities Auth. Health Facilities Rev. (Azalea Trace, Inc. Proj.) Series 2003 B, 1% 6/1/18, LOC TD Banknorth, NA, VRDN (a)	6,510,000	6,510,000
Gainesville Utils. Sys. Rev.:
Series 2007 A, 1.06% 6/7/18 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)	5,655,000	5,655,000
Series 2008 B, 1.04% 6/7/18 (Liquidity Facility Bank of New York, New York), VRDN (a)	10,300,000	10,300,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series Floaters XL 00 51, 1.31% 6/7/18 (Liquidity Facility Citibank NA) (a)(b)(g)	10,002,000	10,002,000
Jacksonville Health Care Series 2018, 1.63% 6/5/18, CP	3,300,000	3,300,330
JP Morgan Chase Participating VRDN Series Floaters ZF 02 86, 1.41% 6/7/18 (a)(b)(g)	1,855,000	1,855,000
Miami-Dade County Aviation Rev. Participating VRDN:
Series Floaters XG 00 10, 1.21% 6/7/18 (Liquidity Facility Bank of America NA) (a)(b)(g)	13,500,000	13,500,000
Series Floaters ZF 03 38, 1.21% 6/7/18 (Liquidity Facility Bank of America NA) (a)(b)(g)	1,635,000	1,635,000
Miami-Dade County Expressway Auth. Participating VRDN Series 2016, 1.39% 6/7/18, LOC Dexia Cr. Local SA, (Liquidity Facility Dexia Cr. Local SA) (a)(g)	3,680,000	3,680,000
Orange County Health Facilities Auth. Rev. Series 2008, 1.12% 6/7/18, LOC SunTrust Banks, Inc., VRDN (a)	1,995,000	1,995,000
Saint Lucie County Poll. Cont. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2000, 0.92% 6/1/18, VRDN (a)	5,450,000	5,450,000
South Miami Health Facilities Auth. Hosp. Rev. Participating VRDN:
Series Floaters XF 25 17, 1.16% 6/7/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(g)	2,210,000	2,210,000
Series Floaters XF 25 30, 1.21% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	2,500,000	2,500,000
Series Floaters XG 01 73, 1.21% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	5,000,000	5,000,000

TOTAL FLORIDA		73,592,330

Georgia - 1.0%
Cobb County Gen. Obligations TAN Series 2018, 2.25% 11/30/18	10,000,000	10,037,000
Gainesville & Hall County Hosp. Auth. Rev. Series 2017 C, 1.36% 6/7/18, VRDN (a)	1,855,000	1,855,000
Monroe County Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2017, 0.97% 6/1/18, VRDN (a)(b)	8,135,000	8,135,000
Paulding County Hosp. Auth. Rev. Series 2012 B, 1.07% 6/7/18, LOC Bank of America NA, VRDN (a)	10,000,000	10,000,000
Savannah Econ. Dev. Auth. Rev. (Home Depot, Inc. Proj.) Series 1995, 1.14% 6/7/18, LOC SunTrust Banks, Inc., VRDN (a)(b)	1,395,000	1,395,000

TOTAL GEORGIA		31,422,000

Idaho - 0.2%
Eagle Indl. Dev. Corp. Rev. (Camille Beckman Proj.) 1.3% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	270,000	270,000
Idaho Gen. Oblig. TAN Series 2017, 4% 6/29/18	2,000,000	2,003,940
Idaho Health Facilities Auth. Rev. Participating VRDN Series 16 XG 00 66, 1.31% 6/7/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(g)	384,000	384,000
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series A, 1.37% 6/7/18 (Liquidity Facility Fannie Mae) (Liquidity Facility Freddie Mac), VRDN (a)	2,580,000	2,580,000

TOTAL IDAHO		5,237,940

Illinois - 2.6%
Austin Trust Various States Participating VRDN Series Floaters XG 00 08, 1.16% 6/7/18 (Liquidity Facility Bank of America NA) (a)(g)	5,095,000	5,095,000
Centegra Health Sys. Participating VRDN Series Floaters XF 23 39, 1.24% 6/7/18 (Liquidity Facility Barclays Bank PLC) (a)(g)	2,625,000	2,625,000
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.24% 6/7/18 (Liquidity Facility Barclays Bank PLC) (a)(g)	5,730,000	5,730,000
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN Series Floaters XL 00 49, 1.31% 6/7/18 (Liquidity Facility Citibank NA) (a)(b)(g)	2,985,000	2,985,000
Chicago Park District Gen. Oblig. Participating VRDN Series ROC II R 11935, 1.56% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	2,400,000	2,400,000
Chicago Transit Auth. Rev. Bonds Participating VRDN Series XM 00 53, 1.31% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	3,124,500	3,124,500
Cook County Gen. Oblig. Participating VRDN Series 2015 XF0124, 1.32% 6/7/18 (Liquidity Facility JPMorgan Chase Bank) (a)(g)	1,280,000	1,280,000
Deutsche Spears/Lifers Trust Participating VRDN Series Floaters XG 00 50, 1.16% 6/7/18 (Liquidity Facility Deutsche Bank AG) (a)(g)	6,850,000	6,850,000
Illinois Dev. Fin. Auth. Rev.:
(Evanston Northwestern Health Care Corp. Proj.) Series 2001 B, 0.91% 6/1/18 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	1,980,000	1,980,000
(YMCA of Metropolitan Chicago Proj.) Series 2001, 1.08% 6/7/18, LOC BMO Harris Bank NA, VRDN (a)	11,000,000	11,000,000
Illinois Fin. Auth. Rev.:
(OSF Healthcare Sys. Proj.):
Series 2007 E, 1.07% 6/7/18, LOC Barclays Bank PLC, VRDN (a)	5,000,000	5,000,000
Series 2009 D, 1.07% 6/7/18, LOC JPMorgan Chase Bank, VRDN (a)	2,625,000	2,625,000
Participating VRDN:
Series 2016, 1.16% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	3,510,000	3,510,000
Series Floaters XM 06 12, 1.09% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	3,000,000	3,000,000
Series 2008 C1, 1.08% 6/7/18 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	11,000,000	11,000,000
Illinois Gen. Oblig. Participating VRDN Series 15 XF 1006, 1.31% 6/7/18 (Liquidity Facility Deutsche Bank AG) (a)(g)	2,278,500	2,278,500
Reg'l. Transn Auth. Extend Series 2005 B, 1.85% 7/2/18, VRDN (a)	8,360,000	8,360,000
Univ. of Illinois Rev. Series 2008, 1.2% 6/7/18 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	3,620,000	3,620,000

TOTAL ILLINOIS		82,463,000

Indiana - 0.4%
Brownsburg 1999 School Bldg. Corp. BAN Series 2018, 2.5% 5/15/19	3,000,000	3,009,540
Hamilton Southeastern Consolidated School Bldg. Corp. BAN Series 2018, 3% 12/15/18 (e)	900,000	905,274
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 A, 1.29% 6/7/18, VRDN (a)(b)	4,015,000	4,015,000
Indiana Fin. Auth. Rev. Series 2008 E7, 1.03% 6/7/18, VRDN (a)	3,305,000	3,305,000
Indiana Health Facility Fing. Auth. Rev. (Ascension Health Cr. Group) Series 2005, 1.1% 6/7/18, VRDN (a)	1,200,000	1,200,000
Indiana State Univ. Revs. Series 2018, 1.48% 8/20/18, CP	1,000,000	1,000,400

TOTAL INDIANA		13,435,214

Iowa - 0.5%
Iowa Fin. Auth. Health Facilities Rev. Series 2013 B2, 0.83% 6/1/18, LOC MUFG Union Bank NA, VRDN (a)	6,600,000	6,600,000
Iowa Fin. Auth. Midwestern Disaster Area Econ. Dev. Series 2012 IA, 1.21% 6/7/18, VRDN (a)	6,775,000	6,775,000
Iowa Higher Ed. Ln. Auth. Rev. RAN (Private Ed. Working Cap. Ln. Prog.) Series 2018 A, 3.5% 5/9/19	2,000,000	2,028,500

TOTAL IOWA		15,403,500

Kansas - 0.3%
Wichita Gen. Oblig. BAN Series 2018 290, 1.75% 4/13/19	11,135,000	11,137,672
Kentucky - 0.9%
Kentucky Econ. Dev. Fin. Auth. (Catholic Health Initiatives Proj.) Series C, 1.15% 6/7/18, VRDN (a)	10,625,000	10,625,000
Kentucky State Property & Buildings Commission Rev. Participating VRDN Series XG 0113, 1.26% 6/7/18 (Liquidity Facility Barclays Bank PLC) (a)(g)	1,435,000	1,435,000
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev. BAN Series 2017, 5% 11/12/18	15,920,000	16,158,641

TOTAL KENTUCKY		28,218,641

Louisiana - 1.4%
New Orleans Aviation Board Rev. Participating VRDN:
Series Floater ZF 24 97, 1.31% 6/7/18 (Liquidity Facility Citibank NA) (a)(b)(g)	1,920,000	1,920,000
Series Floaters XL 00 46, 1.31% 6/7/18 (Liquidity Facility Citibank NA) (a)(b)(g)	6,658,500	6,658,500
Series Floaters ZM 05 58, 1.31% 6/7/18 (Liquidity Facility Citibank NA) (a)(b)(g)	1,920,000	1,920,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 1.14% 6/7/18, VRDN (a)	29,195,000	29,195,000
Series 2010 B1, 1.19% 6/7/18, VRDN (a)	6,970,000	6,970,000

TOTAL LOUISIANA		46,663,500

Maine - 0.1%
Auburn Rev. Oblig. Secs Series 2001, 1.23% 6/7/18, LOC TD Banknorth, NA, VRDN (a)(b)	130,000	130,000
Old Town ME Solid Waste Disp. Series 2004, 1.29% 6/7/18, VRDN (a)(b)(c)	3,330,000	3,330,000

TOTAL MAINE		3,460,000

Maryland - 1.5%
Indl. Dev. Fing. Auth. Port Facilities ( Occidental Petroleum Corp. Proj.) Series 2010, 1.22% 6/7/18, VRDN (a)	2,975,000	2,975,000
Baltimore County Gen. Oblig. BAN Series 2018:
4% 3/18/19	5,000,000	5,092,200
4% 3/18/19	15,000,000	15,273,000
JPMorgan Chase Participating VRDN Series Floaters XM 03 91, 1.1% 6/7/18 (a)(g)	3,975,000	3,975,000
Maryland Cmnty. Dev. Administration Dept. of Hsg. & Cmnty. Dev.:
Series 2006 G, 1.13% 6/7/18 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)(b)	4,000,000	4,000,000
Series 2006 J, 1.08% 6/7/18 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)(b)	5,600,000	5,600,000
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 1995, 1.26% 6/7/18 (Liquidity Facility Manufacturers & Traders Trust Co.), VRDN (a)	700,000	700,000
Series 2018 B, 1.64% 6/4/18 (Liquidity Facility Wells Fargo Bank NA), CP	6,000,000	6,000,480
Montgomery County Gen. Oblig. Series 2009 B, 1.62% 7/12/18 (Liquidity Facility JPMorgan Chase Bank), CP	5,000,000	5,002,100

TOTAL MARYLAND		48,617,780

Massachusetts - 0.7%
Haverhill Gen. Oblig. BAN Series A, 2.5% 6/8/18	1,047,000	1,047,230
Massachusetts Dev. Fin. Agcy. Rev. Participating VRDN Series Floaters XF 23 65, 1.26% 6/7/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(g)	1,706,000	1,706,000
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 1.31% 6/7/18 (a)(b)(g)	2,865,000	2,865,000
Massachusetts Gen. Oblig. RAN Series C, 2% 6/25/18	10,000,000	10,004,600
North Middlesex Reg'l. School District BAN Series 2018, 2.5% 2/5/19	6,900,000	6,933,672
Webster Gen. Oblig. BAN Series 2017 B, 2.25% 10/12/18	357,000	357,807

TOTAL MASSACHUSETTS		22,914,309

Michigan - 0.2%
Lowell Mich Ltd. Oblig. Indl. Dev. (Litehouse, Inc. Proj.) Series 2003, 1.5% 6/7/18, LOC Fifth Third Bank, Cincinnati, VRDN (a)(b)	195,000	195,000
Michigan Bldg. Auth. Rev. Participating VRDN Series Floaters XM 01 23, 1.26% 6/7/18 (Liquidity Facility JPMorgan Chase Bank) (a)(g)	1,255,000	1,255,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. (Single Family Mort 12/17/87 Proj.):
Series 2009 C, 1.08% 6/7/18 (Liquidity Facility Barclays Bank PLC), VRDN (a)	1,300,000	1,300,000
Series 2009 D, 1.12% 6/7/18 (Liquidity Facility Fed. Home Ln. Bank Topeka), VRDN (a)	135,000	135,000
Univ. of Michigan Rev. Series K1, 1.6% 7/12/18, CP	3,700,000	3,701,739

TOTAL MICHIGAN		6,586,739

Mississippi - 0.8%
Mississippi Bus. Fin. Corp. (Chevron U.S.A., Inc. Proj.) Series 2010 L, 0.85% 6/1/18, VRDN (a)	11,000,000	11,000,000
Mississippi Bus. Fin. Corp. Rev. (Utils. Optimization LLC Proj.) Series 2002 A, 1.4% 6/7/18, LOC Cap. One Bank, VRDN (a)(b)	350,000	350,000
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.) Series 2012, 1.25% 6/1/18, VRDN (a)(b)	9,520,000	9,520,000
Perry County Poll. Cont. Rev. Series 2002, 1.21% 6/7/18, VRDN (a)(c)	4,360,000	4,360,000

TOTAL MISSISSIPPI		25,230,000

Missouri - 0.4%
Curators of the Univ. of Missouri Series 2018, 1.6% 7/2/18, CP	4,000,000	4,001,160
Deutsche Bank Spears/Lifers Trust Participating VRDN Series Floaters XF 10 15, 1.14% 6/7/18 (Liquidity Facility Deutsche Bank AG) (a)(g)	5,410,000	5,410,000
Saint Louis Arpt. Rev.:
Participating VRDN Series Floaters 07 004, 1.29% 6/7/18 (Liquidity Facility Dexia Cr. Local SA) (a)(g)	2,390,000	2,390,000
RAN Series 2017 B, 5% 7/1/18 (b)	605,000	606,500

TOTAL MISSOURI		12,407,660

Nebraska - 0.2%
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series B, 1.13% 6/7/18 (Liquidity Facility Fed. Home Ln. Bank Topeka), VRDN (a)(b)	6,300,000	6,300,000
Stanton County Indl. Dev. Rev. Series 1998, 1.2% 6/7/18, VRDN (a)(b)	300,000	300,000

TOTAL NEBRASKA		6,600,000

Nevada - 0.5%
Clark County Arpt. Rev. Participating VRDN Series ROC II R 11823, 1.26% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	4,590,000	4,590,000
Clark County Fuel Tax Participating VRDN Series Floaters ZF 24 86, 1.08% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	1,900,000	1,900,000
Clark County Indl. Dev. Rev. (Southwest Gas Corp. Proj.) 1.13% 6/7/18, LOC JPMorgan Chase Bank, VRDN (a)(b)	4,600,000	4,600,000
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. Series 2010 F2, 1.04% 6/7/18, LOC MUFG Union Bank NA, VRDN (a)	4,605,000	4,605,000
Sparks Econ. Dev. Rev. (RIX Industries Proj.) Series 2002, 1.3% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	120,000	120,000

TOTAL NEVADA		15,815,000

New Jersey - 2.4%
Bloomingdale BAN Series 2018, 3% 3/5/19	3,600,000	3,628,368
Burlington County Bridge Commission Lease Rev. BAN (Governmental Leasing Prog.) Series 2017 C, 2.5% 12/12/18	1,045,000	1,049,671
Carteret Gen. Oblig. BAN:
Series 2017:
2.5% 6/1/18	1,843,000	1,843,000
2.5% 10/25/18	384,000	385,336
Series 2018, 2.75% 2/1/19	3,686,000	3,708,300
Cherry Hill Township Gen. Oblig. BAN Series 2017, 3% 10/16/18	2,180,000	2,192,143
East Brunswick Township Gen. Oblig. BAN Series 2018, 3% 3/14/19	4,700,000	4,740,796
Englewood Gen. Oblig. BAN Series 2018, 3% 4/2/19	12,700,000	12,802,870
Highland Park Gen. Oblig. BAN Series 2018, 3% 4/16/19	2,891,000	2,918,927
Holmdel Township Gen. Oblig. BAN Series 2017, 2.5% 10/26/18	280,000	281,039
Howell Township Gen. Oblig. BAN Series 2017 A, 3% 10/17/18	1,155,000	1,161,260
Jersey City Gen. Oblig. BAN Series 2018 A, 2.5% 1/18/19	1,585,000	1,592,101
Livingston Township Gen. Oblig. BAN Series 2018, 3% 2/6/19	3,072,000	3,096,791
Long Beach Township Gen. Oblig. BAN Series 2018 A, 3% 3/14/19	3,312,000	3,342,570
Long Branch Gen. Oblig. BAN Series 2018 B, 2.75% 2/8/19	8,095,000	8,143,732
Maple Shade Township BAN Series 2017, 2.25% 9/7/18	400,000	400,512
Millstone Township Gen. Oblig. BAN Series 2017, 2.25% 9/12/18	307,000	307,682
New Brunswick Gen. Oblig. BAN Series 2017, 2% 6/4/18	1,126,000	1,126,056
New Jersey Health Care Facilities Fing. Auth. Rev. Participating VRDN Series 16 XG 00 47, 1.4% 6/7/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(g)	7,496,000	7,496,000
New Jersey Trans. Trust Fund Auth. Participating VRDN Series DCL 08 33, 1.34% 6/7/18 (Liquidity Facility Dexia Cr. Local SA) (a)(g)	2,175,000	2,175,000
Plainfield Gen. Oblig. BAN Series 2017, 2% 8/28/18	398,000	398,482
Readington Township Gen. Oblig. BAN Series 2018 A, 2% 1/29/19	1,850,000	1,853,127
Roselle County of Union BAN Series 2017, 2.25% 9/14/18	333,000	333,543
Saddle Brook Township Gen. Oblig. BAN Series 2018, 3% 5/30/19	3,150,000	3,182,193
Salem County Gen. Oblig. BAN Series 2017, 2.25% 6/21/18	855,000	855,239
South Brunswick Township BAN Series 2017, 2.25% 10/2/18	413,000	413,917
South Orange Village Township Rev. BAN Series 2017, 3% 7/12/18	2,611,000	2,615,569
Vineland Gen. Oblig. BAN Series 2017, 2.5% 11/15/18	1,303,000	1,307,873
Wood-Ridge Gen. Oblig. BAN Series 2017, 2.25% 9/14/18	2,510,000	2,514,744

TOTAL NEW JERSEY		75,866,841

New York - 7.1%
Amityville Union Free School District BAN Series 2017, 2.25% 6/22/18	460,000	460,221
Binghamton Gen. Oblig. BAN:
Series 2017:
2.25% 6/29/18	2,790,000	2,791,618
2.5% 11/16/18	2,665,000	2,674,541
Series 2018 B, 3% 4/19/19	2,000,000	2,019,860
Broome County Gen. Oblig. BAN Series 2018 A, 3% 5/3/19	6,291,662	6,359,801
Canastota Central School District BAN Series 2017, 2.5% 7/20/18	455,000	455,610
Canton Cent School District BAN Series 2017, 2.25% 6/29/18	425,000	425,255
Cassadaga Vy N Y Cent School District BAN Series 2017 A, 2.25% 7/17/18	875,000	875,674
Central Valley Central School District BAN Series 2017, 2.5% 6/29/18	805,000	805,588
Chautauqua Lake Central School District BAN Series 2017, 2.25% 6/28/18	2,625,000	2,626,418
Chenango Forks Cent School Dis BAN Series 2017, 2.25% 6/20/18	3,895,000	3,896,714
Copiague Union Free School District TAN Series 2017, 2% 6/21/18	830,000	830,232
Corning School District Gen. Oblig. BAN Series 2017 A, 2% 6/21/18	150,000	150,041
East Aurora Union Free School District BAN Series A, 2.25% 8/1/18	325,000	325,377
Eden BAN Series 2018, 3% 3/7/19	3,000,000	3,024,720
Ellenville Cent School District BAN Series 2017, 2.25% 6/29/18	2,260,000	2,261,266
Elmira City School District BAN Series B, 2.25% 6/28/18	445,000	445,249
Geneva BAN Series 2018, 3% 5/8/19	5,718,195	5,773,604
Gloversville School District BAN Series 2017, 2.25% 10/19/18	590,000	591,499
Hornell City School District BAN Series 2017, 2% 6/22/18	2,470,000	2,470,618
Ithaca Gen. Oblig. BAN Series 2018 A, 2.75% 2/15/19	1,770,000	1,782,213
Jamestown City School District BAN Series 2017, 2.5% 6/21/18	260,000	260,130
Jordan-Elbridge N Y Cent BAN Series 2017, 2.25% 6/28/18	1,105,000	1,105,619
Lafayette Central School Distr RAN Series 2017, 2.25% 6/22/18	875,000	875,420
Lansingburgh Central School District BAN Series 2017, 2.5% 7/20/18	510,000	510,683
Lyons Cent School District BAN Series 2017, 2.25% 6/29/18	355,000	355,202
Marcellus Central School District BAN Series 2017, 2.25% 6/29/18	355,000	355,227
Nassau County Gen. Oblig. TAN Series 2017 B, 3% 9/18/18	9,645,000	9,689,560
New York City Gen. Oblig. Series 2006, 1.79% 6/1/18 (FSA Insured), VRDN (a)	7,325,000	7,325,000
New York City Hsg. Dev. Corp. Multi-family Rental Hsg. Rev.:
(255 West 9th Street Proj.) Series 2001 A, 1.06% 6/7/18, LOC Fannie Mae, VRDN (a)(b)	16,000,000	16,000,000
(Brittany Dev. Proj.) Series A, 1.06% 6/7/18, LOC Fannie Mae, VRDN (a)(b)	10,000,000	10,000,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Participating VRDN Series Floaters XF 25 69, 1.09% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	2,000,000	2,000,000
Series 2009 BB1, 0.94% 6/1/18 (Liquidity Facility Landesbank Hessen-Thuringen), VRDN (a)	5,000,000	5,000,000
Series 2014 AA, 0.85% 6/1/18 (Liquidity Facility TD Banknorth, NA), VRDN (a)	4,595,000	4,595,000
Series 2017 BB, 1% 6/1/18 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)	1,530,000	1,530,000
Series 3013 AA-2, 1.07% 6/7/18 (Liquidity Facility Bank of Tokyo-Mitsubishi UFJ Ltd.), VRDN (a)	6,370,000	6,370,000
New York City Transitional Fin. Auth. Rev.:
Series 2002 2E, 1.23% 6/7/18, VRDN (a)	3,365,000	3,365,000
Series 2003 A3, 1.07% 6/7/18 (Liquidity Facility Bank of Tokyo-Mitsubishi UFJ Ltd.), VRDN (a)	1,895,000	1,895,000
Series 2016 E4, 0.92% 6/1/18 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	10,000,000	10,000,000
New York Dorm. Auth. Sales Tax Rev. Participating VRDN Series Floaters XF 05 71, 1.09% 6/7/18 (Liquidity Facility JPMorgan Chase Bank) (a)(g)	1,065,000	1,065,000
New York Hsg. Fin. Agcy. Rev. Series 2014 A, 1.18% 6/7/18, VRDN (a)	1,530,000	1,530,000
New York Pwr. Auth. Series 2018, 1.53% 8/9/18 (Liquidity Facility TD Banknorth, NA) (Liquidity Facility Wells Fargo Bank NA), CP	5,000,000	5,001,050
New York State Energy Research & Dev. Auth. Facilities Rev. Series 2010 A, 1.08% 6/7/18, LOC Bank of Nova Scotia, VRDN (a)(b)	6,000,000	6,000,000
New York State Hsg. Fin. Agcy. Rev. Series 2016 A, 0.96% 6/1/18, VRDN (a)	2,395,000	2,395,000
North Tonawanda City School District BAN Series 2017, 2.2% 8/24/18	830,000	831,453
Ogdensburg Enlrg Cty School District BAN Series 2017, 2.5% 6/20/18	11,375,000	11,381,598
Oneida County Indl. Dev. Agcy. Rev. (Champion Home Builders Co. Proj.) 1.33% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,745,000	1,745,000
Onondaga County Indl. Dev. Agcy. Indl. Dev. Rev. (Var G A Braun, Inc. Proj.) Series 2007, 1.36% 6/7/18, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	1,550,000	1,550,000
Oyster Bay Gen. Oblig. BAN Series 2017 C, 2.5% 6/1/18	600,000	600,000
Poughkeepsie Gen. Oblig. BAN Series 2018 A, 4% 5/3/19	1,836,455	1,855,003
Poughkeepsie Town BAN Series 2018, 3% 3/8/19	3,800,000	3,831,426
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 1.4% 6/7/18, LOC RBS Citizens NA, VRDN (a)	1,500,000	1,500,000
Queensbury Union Free School District BAN Series 2017, 2.5% 7/13/18	810,000	810,988
Randolph Cent School District BAN Series 2017, 2.25% 6/20/18	925,000	925,407
Red Creek Central School District BAN Series 2017, 2.25% 6/29/18	565,000	565,311
Rockland County Gen. Oblig. TAN Series 2018, 3% 4/2/19	12,500,000	12,617,500
Rome City School District BAN Series 2017, 2.25% 8/3/18	1,105,000	1,106,138
Schoharie County BAN Series 2017, 2.5% 11/8/18	955,000	958,877
Sodus Cent School District BAN Series 2017, 2.25% 6/19/18	1,200,000	1,200,504
South Glens Falls Central School District BAN Series 2017 A, 2.25% 7/27/18	1,015,000	1,016,127
Stillwater N Y BAN Series 2017, 2.25% 6/7/18	1,410,000	1,410,099
Suffolk County Gen. Oblig.:
RAN Series 2018, 2% 3/21/19	2,500,000	2,506,950
TAN:
Series 2017 I, 2.25% 9/27/18	665,000	666,310
Series 2017, 2.5% 7/25/18	27,335,000	27,370,536
Syracuse Gen. Oblig. RAN:
Series 2017, 2.25% 6/29/18	2,000,000	2,001,080
Series B, 2.25% 7/10/18	1,960,000	1,961,411
Tonawanda BAN Series 2017, 2.25% 6/7/18	1,265,000	1,265,164
Troy Rensselaer County BAN Series 2018 A, 2.75% 2/8/19	4,020,000	4,043,115
Tupper Lake N Y Cent School District BAN Series 2017, 2.25% 6/21/18	890,000	890,409
Ulster County Indl. Dev. Agcy. I (Selux Corp. Proj.) Series A, 1.44% 6/7/18, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	70,000	70,000
Village of Island Park BAN:
Series 2017, 2.5% 6/6/18	645,000	645,077
Series 2018, 3% 3/6/19	1,000,000	1,007,750
West Genesee Cent School District BAN Series 2017 A, 2.25% 7/6/18	765,000	765,589
Whitney Point Central School District BAN Series 2017, 2.25% 8/17/18	2,740,000	2,743,041

TOTAL NEW YORK		228,110,873

Non-State Specific - 0.1%
BB&T Muni. Trust Series 2016, 2.11% 12/31/19, CP (a)(c)	1,632,961	1,642,775
North Carolina - 0.0%
Alamance County Idnl Facilities Poll Fing. Auth. Series 2001, 1.25% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	400,000	400,000
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. Series 2000 B, 1.22% 6/7/18, VRDN (a)(b)	1,100,000	1,100,000

TOTAL NORTH CAROLINA		1,500,000

Ohio - 1.2%
Avon Lake BAN Series 2017, 2.5% 7/11/18	700,000	700,742
Belmont County BAN Series 2018 A, 3% 4/18/19	2,286,000	2,307,420
Cleveland Arpt. Sys. Rev. Series 2009 D, 1.04% 6/7/18, LOC U.S. Bank NA, Cincinnati, VRDN (a)	6,380,000	6,380,000
Grove City Gen. Oblig. BAN Series 2018, 2.5% 3/7/19	2,000,000	2,009,820
Highland Heights Gen. Oblig. BAN Series 2018, 2.75% 6/13/19 (e)	2,300,000	2,315,847
Lakewood Income Tax Rev. BAN Series 2018, 2.5% 3/28/19	5,000,000	5,028,050
Lorain County Gen. Oblig. BAN Series 2017, 2% 11/7/18	450,000	450,653
Lucas County Hosp. Rev. Participating VRDN Series Floaters 002, 1.24% 7/12/18 (Liquidity Facility Barclays Bank PLC) (a)(g)(h)	7,655,000	7,655,000
Napoleon City Captial Facilities BAN Series 2018, 2.75% 2/27/19	900,000	904,977
Newark Gen. Oblig. BAN:
Series 2017, 2.05% 10/30/18	1,265,000	1,267,113
Series 2018, 2.8% 1/16/19	2,500,000	2,513,150
Ohio Higher Edl. Facility Commission Rev. Series B6, 1.38% tender 6/21/18, CP mode	2,000,000	2,000,060
Ohio Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters XL 00 57, 1.16% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	5,000,000	5,000,000

TOTAL OHIO		38,532,832

Oklahoma - 0.1%
Oklahoma School District & County Rev. Anticipation RAN Series 2017, 1.3% 6/29/18	1,620,000	1,618,947
Pennsylvania - 0.5%
Berks County Indl. Dev. Auth. Rev. (KTB Real Estate Partnership Proj.) 1.3% 6/7/18, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	115,000	115,000
Luzerne County TRAN Series 2018, 3% 6/29/18	655,000	655,439
Luzerne Indl. Dev. Auth. Series 2006 A, 1.25% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	365,000	365,000
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 1.4% 6/7/21, VRDN (a)	6,825,000	6,825,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2015 B, 1.38% 6/7/18, VRDN (a)	2,635,000	2,635,000
Philadelphia Auth. For Indl. Series 2017 B, 1.38% 6/7/18, VRDN (a)	5,355,000	5,355,000
Scranton Tax & Rev. TRAN Series 2018, 2.9% 12/15/18 (c)	1,390,000	1,388,221

TOTAL PENNSYLVANIA		17,338,660

Rhode Island - 0.1%
Cumberland TAN Series 2018 1, 3% 6/15/18	3,000,000	3,001,800
South Carolina - 0.9%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1995, 1.2% 6/7/18, VRDN (a)(b)	3,700,000	3,700,000
Series 1997, 1.2% 6/7/18, VRDN (a)(b)	2,400,000	2,400,000
Richland County Gen. Oblig. BAN Series 2018, 3% 2/27/19	5,000,000	5,051,500
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2008, 1.12% 6/7/18, LOC SunTrust Banks, Inc., VRDN (a)	1,455,000	1,455,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN:
Series Floaters XM 02 91, 1.21% 6/7/18 (Liquidity Facility Royal Bank of Canada) (a)(g)	145,000	145,000
Series Floaters XM 03 84, 1.26% 6/7/18 (Liquidity Facility JPMorgan Chase Bank) (a)(g)	4,885,000	4,885,000
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 1.26% 6/7/18 (Liquidity Facility Toronto-Dominion Bank) (a)(g)	460,000	460,000
Spartanburg County School District No. 7 BAN Series 2017, 5% 11/15/18	9,940,000	10,095,462

TOTAL SOUTH CAROLINA		28,191,962

Tennessee - 0.3%
Chattanooga Health Ed. & Hsg. Facility Board Rev. (Catholic Health Initiatives Proj.) Series C, 1.28% 6/7/18, VRDN (a)	7,610,000	7,610,000
Memphis-Shelby County Indl. Dev. Board Facilities Rev. Series 2007, 1.2% 6/7/18, VRDN (a)(b)	770,000	770,000
Union City Indl. Dev. (Kohler Co. Proj.) Series 1995, 1.3% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,000,000	1,000,000

TOTAL TENNESSEE		9,380,000

Texas - 3.6%
Austin Arpt. Sys. Rev. Series 2005 3, 1.07% 6/7/18, LOC Sumitomo Mitsui Banking Corp., VRDN (a)(b)	17,000,000	17,000,000
Dallas Fort Worth Int'l. Arpt. Rev. Participating VRDN Series Floaters XF 10 61, 1.28% 6/7/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(g)	2,880,000	2,880,000
Deutsche Spears/Lifers Trust Participating VRDN Series Floaters XG 00 58, 1.13% 6/7/18 (Liquidity Facility Deutsche Bank AG) (a)(g)	1,085,000	1,085,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 C, 1.05% 6/7/18, VRDN (a)	1,200,000	1,200,000
Mission Econ. Dev. Corp. Idr (CMI Proj.) Series 2007, 1.25% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	120,000	120,000
North Texas Tollway Auth. Rev. Participating VRDN:
Series Floaters XF 25 05, 1.26% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	358,500	358,500
Series Floaters XM 05 60, 1.31% 6/7/18 (Liquidity Facility Bank of America NA) (a)(g)	690,000	690,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 1.15% 6/1/18, VRDN (a)	2,485,000	2,485,000
Series 2004, 1.36% 6/7/18, VRDN (a)(b)	20,415,000	20,415,000
Series 2010 B, 1.15% 6/1/18, VRDN (a)	10,705,000	10,705,000
Series 2010 C, 1.16% 6/1/18, VRDN(a)	8,460,000	8,460,000
Series 2010 D, 1.16% 6/1/18, VRDN (a)	8,015,000	8,015,000
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Participating VRDN Series 2015, 1.29% 6/7/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(g)	6,630,000	6,630,000
Texas Gen. Oblig.:
Series 2006 B, 1% 6/7/18 (Liquidity Facility California Pub. Employees Retirement Sys.) (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)	10,025,000	10,025,000
Series 2014 D, 1.08% 6/7/18 (Liquidity Facility Fed. Home Ln. Bank of Dallas), VRDN (a)	4,250,000	4,250,000
TRAN Series 2017, 4% 8/30/18	21,500,000	21,639,750

TOTAL TEXAS		115,958,250

Utah - 0.8%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2018 B, 1.7% 6/4/18 (Liquidity Facility Bank of America NA), CP	10,000,000	10,000,800
Salt Lake City Arpt. Rev. Participating VRDN:
Series 17 XM 0493, 1.31% 6/7/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(g)	5,248,000	5,248,000
Series 17 ZF 0540, 1.24% 6/7/18 (Liquidity Facility JPMorgan Chase Bank) (a)(g)	700,000	700,000
Series Floaters XM 05 06, 1.31% 6/7/18 (Liquidity Facility Cr. Suisse AG) (a)(b)(g)	6,532,000	6,532,000
Series Floaters ZM 05 51, 1.31% 6/7/18 (Liquidity Facility Citibank NA) (a)(b)(g)	1,920,000	1,920,000

TOTAL UTAH		24,400,800

Virginia - 0.1%
Hampton Roads Transn Accountability Commission Participating VRDN Series Floaters XF 06 06, 1.11% 6/7/18 (Liquidity Facility Bank of America NA) (a)(g)	3,400,000	3,400,000
Washington - 0.3%
Port Chehalis Indl. Dev. Rev. (JLT Holding, LLC Proj.) Series 2003, 1.25% 6/7/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	700,000	700,000
Port of Seattle Rev. Series 2008, 1.25% 6/7/18, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (a)(b)	4,500,000	4,500,000
Seattle Hsg. Auth. Rev. (Douglas Apts. Proj.) 1.25% 6/7/18, LOC KeyBank NA, VRDN (a)	185,000	185,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 1.41% 7/12/18 (Liquidity Facility Barclays Bank PLC) (a)(b)(g)(h)	2,700,000	2,700,000
Washington Health Care Facilities Auth. Rev. Participating VRDN:
Series Floaters XF 25 27, 1.09% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	1,000,000	1,000,000
Series MS 3354, 1.46% 6/7/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(g)	2,025,000	2,025,000

TOTAL WASHINGTON		11,110,000

Wisconsin - 1.1%
Appleton Redev. Auth. Rev. (Fox Cities Performing Arts Ctr. Proj.) Series 2001 B, 1.08% 6/7/18, LOC JPMorgan Chase Bank, VRDN (a)	2,100,000	2,100,000
Deutsche Bank Spears/Lifers Trust Participating VRDN Series Floaters XF 10 28, 1.13% 6/7/18 (Liquidity Facility Deutsche Bank AG) (a)(g)	2,370,000	2,370,000
JPMorgan Chase Participating VRDN Series Floaters XF 01 27, 1.24% 6/7/18 (a)(g)	1,060,000	1,060,000
Milwaukee Gen. Oblig. RAN Series 2018 R3, 4% 5/16/19	10,000,000	10,208,000
Milwaukee School District RAN Series 2017, 5% 9/27/18	9,040,000	9,144,322
Wisconsin Health & Edl. Facilities Participating VRDN Series 2017 ZF 2412, 1.31% 6/7/18 (Liquidity Facility Citibank NA) (a)(g)	1,920,000	1,920,000
Wisconsin Hsg. & Econ. Dev. Auth. Series 2018 C, 1.07% 6/7/18 (Liquidity Facility Royal Bank of Canada), VRDN (a)	6,500,000	6,500,000
Wisconsin Hsg. and Econ. Dev. Auth. Home Ownership Rev. Series 2004 E, 1.13% 6/7/18 (Liquidity Facility Fed. Home Ln. Bank Chicago), VRDN (a)(b)	2,485,000	2,485,000

TOTAL WISCONSIN		35,787,322

Wyoming - 0.1%
Converse County Poll. Cont. Rev. (Pacificorp Projs.) Series 1992, 1.13% 6/7/18, VRDN(a)	3,600,000	3,600,000
TOTAL MUNICIPAL NOTES
(Cost $1,153,357,894)		1,153,266,042

Comercial Paper – 0.1%
Houston Airport System Rev. 0% 7/6/18
(Cost $4,500,000)	4,500,000	4,501,800
	Shares	Value

Municipal Bond Funds – 0.7%
Eaton Vance California Municipal Bond Fund Preferred Shares (c)	3,725,000	3,733,717
Eaton Vance Massachusetts Municipal Bond Fund Preferred Shares (c)	1,400,000	1,401,806
Eaton Vance Municipal Bond Fund Preferred Shares (c)	2,175,000	2,178,045
Eaton Vance Pennsylvania Municipal Bond Fund Preferred Shares (c)	1,325,000	1,326,709
Nuveen AMT-Free Municipal Income Fund Preferred Shares (c)	7,600,000	7,600,000
Nuveen California AMT-Free Municipal Income Fund	4,400,000	4,400,000
Nuveen NY AMT-Free Municipal Income Fund	6,800,000	6,800,000
TOTAL MUNICIPAL BOND FUNDS
(Cost $27,424,482)		27,440,277

Money Market Funds – 15.8%
Fidelity Investments Money Market Government Portfolio Institutional Class 1.68%(i)(j)	188,320,059	188,320,059
Fidelity Municipal Cash Central Fund, 1.15% (k)(l)	611,314	611,375
Fidelity SAI Municipal Money Market Fund, 1.19%(i)(j)	316,534,004	316,565,589
State Street Institutional U.S. Government Money Market Fund Premier Class 1.67%(j)	301,505	301,505
TOTAL MONEY MARKET FUNDS
(Cost $505,760,793)		505,798,528
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $3,219,611,987)		3,217,202,720
NET OTHER ASSETS (LIABILITIES) - 0.1%		1,915,471
NET ASSETS - 100%		$3,219,118,191

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

CP – COMMERCIAL PAPER

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,689,144 or 1.1% of net assets.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing - Security is in default.

 (g) Provides evidence of ownership in one or more underlying municipal bonds.

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,055,000 or 0.5% of net assets.

 (i) Affiliated Fund

 (j) The rate quoted is the annualized seven-day yield of the fund at period end.

 (k) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (l) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
California Health Facilities Fing. Auth. Participating VRDN Series Floaters 013, 1.22% 7/12/18 (Liquidity Facility Barclays Bank PLC)	2/2/18 - 2/9/18	$2,430,000
Dignity Health Participating VRDN Series 17 04, SIFMA Municipal Swap Index + 0.160% 1.22% 7/12/18 (Liquidity Facility Barclays Bank PLC)	2/2/18 - 2/9/18	$3,270,000
Lucas County Hosp. Rev. Participating VRDN Series Floaters 002, 1.24% 7/12/18 (Liquidity Facility Barclays Bank PLC)	2/2/18	$7,655,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 1.41% 7/12/18 (Liquidity Facility Barclays Bank PLC)	3/1/18	$2,700,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$20,861
Total	$20,861

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Conservative Income Municipal Bond Fund Institutional Class	$--	$551,102,572	$551,499,983	$362,586	$397,411	$--	$--
Fidelity Investments Money Market Government Portfolio Institutional Class 1.68%	--	944,592,040	756,271,981	1,788,848	--	--	188,320,059
Fidelity Limited Term Municipal Income Fund	--	73,400,050	73,333,542	30,151	(66,508)	--	--
Fidelity SAI Municipal Money Market Fund, 1.26%	--	316,529,499	1,628	1,121,439	--	37,718	316,565,589
Total	$--	$1,885,624,161	$1,381,107,134	$3,303,024	$330,903	$37,718	$504,885,648

 (a) Includes the value of shares redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$2,679,462,115	$--	$2,679,462,115	$--
Money Market Funds	505,798,528	505,798,528	--	--
Commercial Paper	4,501,800	--	4,501,800	--
Investment Companies	27,440,277	--	27,440,277	--
Total Investments in Securities:	$3,217,202,720	$505,798,528	$2,711,404,192	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,714,152,682)	$2,711,705,697
Fidelity Central Funds (cost $611,375)	611,375
Other affiliated issuers (cost $504,847,930)	504,885,648
Total Investment in Securities (cost $3,219,611,987)		$3,217,202,720
Cash		3,279,749
Receivable for investments sold		14,888,901
Receivable for fund shares sold		4,360,115
Dividends receivable		622,888
Interest receivable		20,726,974
Distributions receivable from Fidelity Central Funds		3,270
Prepaid expenses		29,179
Other receivables		2,100
Total assets		3,261,115,896
Liabilities
Payable for investments purchased
Regular delivery	$24,662,028
Delayed delivery	11,141,915
Payable for fund shares redeemed	1,919,078
Distributions payable	3,488,198
Accrued management fee	213,122
Other affiliated payables	257,860
Other payables and accrued expenses	315,504
Total liabilities		41,997,705
Net Assets		$3,219,118,191
Net Assets consist of:
Paid in capital		$3,221,049,973
Undistributed net investment income		72,416
Accumulated undistributed net realized gain (loss) on investments		405,069
Net unrealized appreciation (depreciation) on investments		(2,409,267)
Net Assets, for 322,115,740 shares outstanding		$3,219,118,191
Net Asset Value, offering price and redemption price per share ($3,219,118,191 ÷ 322,115,740 shares)		$9.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period December 28, 2017 (commencement of operations) to May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$646,631
Affiliated issuers		3,303,024
Interest		13,385,057
Income from Fidelity Central Funds		20,861
Total income		17,355,573
Expenses
Management fee	$3,681,158
Transfer agent fees	836,867
Accounting fees and expenses	199,358
Custodian fees and expenses	29,311
Independent trustees' fees and expenses	10,499
Registration fees	1,049,148
Audit	45,444
Legal	848
Miscellaneous	3,460
Total expenses before reductions	5,856,093
Expense reductions	(2,855,453)
Total expenses after reductions		3,000,640
Net investment income (loss)		14,354,933
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	90,422
Affiliated issuers	330,903
Total net realized gain (loss)		421,325
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,446,985)
Affiliated issuers	37,718
Total change in net unrealized appreciation (depreciation)		(2,409,267)
Net gain (loss)		(1,987,942)
Net increase (decrease) in net assets resulting from operations		$12,366,991

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period December 28, 2017 (commencement of operations) to May 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,354,933
Net realized gain (loss)	421,325
Change in net unrealized appreciation (depreciation)	(2,409,267)
Net increase (decrease) in net assets resulting from operations	12,366,991
Distributions to shareholders from net investment income	(14,280,034)
Share transactions
Proceeds from sales of shares	3,425,934,174
Reinvestment of distributions	1,205,214
Cost of shares redeemed	(206,108,154)
Net increase (decrease) in net assets resulting from share transactions	3,221,031,234
Total increase (decrease) in net assets	3,219,118,191
Net Assets
Beginning of period	–
End of period	$3,219,118,191
Other Information
Undistributed net investment income end of period	$72,416
Shares
Sold	342,618,277
Issued in reinvestment of distributions	120,636
Redeemed	(20,623,173)
Net increase (decrease)	322,115,740

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Tax-Sensitive Short Duration Fund

Years ended May 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.053
Net realized and unrealized gain (loss)	(.014)
Total from investment operations	.039
Distributions from net investment income	(.049)
Total distributions	(.049)
Net asset value, end of period	$9.99
Total ReturnC,D	.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	.52%G
Expenses net of fee waivers, if any	.26%G,H
Expenses net of all reductions	.26%G,H
Net investment income (loss)	1.28%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,219,118
Portfolio turnover rateI	180%J

 A For the period December 28, 2017 (commencement of operations) to May 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any Underlying Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Tax-Sensitive Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$659,137
Gross unrealized depreciation	(3,005,142)
Net unrealized appreciation (depreciation)	$(2,346,005)
Tax Cost	$3,219,548,725

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$429,527
Net unrealized appreciation (depreciation) on securities and other investments	$(2,346,005)

The tax character of distributions paid was as follows:

May 31, 2018(a)
Tax-exempt Income	$14,280,034

 (a) For the period December 28, 2017 (commencement of operations) to May 31, 2018.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities, aggregated $4,776,181,045 and $2,866,552,074, respectively.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Fund. This involved a taxable redemption of the Fund's interest in Wells Fargo Advantage Ultra Short-Term Municipal Income Fund Administrator Class. The Fund redeemed 106,452,587 shares of Wells Fargo Advantage Ultra Short-Term Municipal Income Fund Administrator Class in exchange for investments, including accrued interest, and cash with a value of $1,018,092,361. The net realized gain of $150,618 on the Fund's redemptions of Wells Fargo Advantage Ultra Short-Term Municipal Income Fund Administrator Class shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), T. Rowe Price Associates, Inc. and Wells Capital Management, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

During June 2018, the Board approved that effective July 1, 2018 transfer agent fees will not be paid by the Fund and will instead be paid by the investment adviser or an affiliate.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Fund. This involved taxable redemptions of the Fund's interest in the Underlying Fidelity Funds, see table below, in exchange for investments and cash, including accrued interest, totaling $624,833,525. The net realized gain of $330,903 on the redemptions of the Underlying Fidelity Funds is included in the accompanying Statement of Operations in "Net realized gain (loss) on: Affiliated issuers".

Underlying Fidelity Funds	Shares Redeemed	Value of Investments and Cash, Including Accrued Interest Exchanged	Net Realized gain (loss)
Fidelity Limited Term Municipal Income Fund	6,984,147	$73,333,542	$(66,508)
Fidelity Conservative Income Municipal Bond Fund Institutional Class	55,039,919	551,499,983	397,411
Total	62,024,066	$624,833,525	$330,903

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $550 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $2,850,894.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $4,559.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 99% of the total outstanding shares of Fidelity SAI Municipal Money Market Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Tax-Sensitive Short Duration Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Tax-Sensitive Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 28, 2017 (commencement of operations) through May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period December 28, 2017 (commencement of operations) through May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 28, 2017 to May 31, 2018). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value May 31, 2018	Expenses Paid During Period
Actual	.26%	$1,000.00	$1,003.90	$1.11-B,C
Hypothetical-D		$1,000.00	$1,023.64	$1.31-C,E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 155/365 (to reflect the period December 28, 2017 to May 31, 2018).

 C If fees and changes to the Fund's expense contract and/ or expense cap, effective July 1, 2018, had been in effect during the current period, the restated annualized expense ratio would have been .20% and the expenses paid in the actual and hypothetical examples above would have been $.85 and $1.01, respectively.

 D 5% return per year before expenses

 E Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Tax-Sensitive Short Duration Fund voted to pay on July 9, 2018, to shareholders of record at the opening of business on July 6, 2018, a distribution of $0.003 per share derived from capital gains realized from sales of portfolio securities.

During fiscal year ended 2018, 75.38% of the fund's income dividends was free from federal income tax, and 12.16% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Tax-Sensitive Short Duration Fund

On December 6, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve the management contract between Strategic Advisers, Inc. (Strategic Advisers) and the fund (the Management Contract), the sub-advisory agreements between Strategic Advisers and each of FIAM LLC (FIAM), T. Rowe Price Associates, Inc. (T. Rowe) and Wells Capital Management, Inc. (WellsCap) (each respective agreement, a Sub-Advisory Agreement and collectively, the Sub-Advisory Agreements) and the sub-subadvisory agreements between FIAM and each of FMR Investment Management (U.K.) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited (the Sub-Subadvisory Agreements, together with the Management Contract and Sub-Advisory Agreements, the Advisory Contracts), on behalf of the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Advisory Contracts.

In considering whether to approve each Advisory Contract, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Advisory Contract is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Advisory Contract bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and the proposed sub-adviser line-up. The Board also considered the structure of the portfolio manager compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board noted that it is familiar with the nature, extent and quality of services provided by Strategic Advisers, FIAM and T. Rowe from its oversight of Strategic Advisers as the investment adviser and FIAM and T. Rowe as sub-advisers, on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund.

The Board noted Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Board the sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Board also noted that it receives from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board noted that under the Sub-Advisory Agreements, and subject to oversight by Strategic Advisers, each sub-adviser will be responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Board noted that each sub-adviser will be responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund, their use of technology, and approach to managing and compensating its investment personnel. The Board noted that the investment staff has extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the investment staff's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative, and shareholder services to be performed by Strategic Advisers and its affiliates under the Management Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers; and (iii) the resources to be devoted to the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Strategic Advisers to reinvest in the development of services designed to enhance the value or convenience of the Strategic Advisers funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. Instead, the Board considered the historical investment performance of the portfolio managers in managing accounts under a similar investment mandate. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Advisory Contracts, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the subadvisers, and the projected total management fee rate and operating expenses of the fund.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 0.55% of the fund's average daily net assets and that Strategic Advisers has contractually agreed to waive its 0.25% portion of the fund's management fee through September 30, 2020. The Board considered that although the proposed maximum aggregate annual management fee rate is higher than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics, the fund's total management fee rate is expected to be below the median based upon the expected asset allocation to the sub-advisers and the effective sub-advisory fee rates applicable under the proposed sub-advisory agreements, before taking into account the management fee waiver. The Board noted that FIAM, and not the fund, will compensate the sub-subadvisers pursuant to the terms of each Sub-Subadvisory Agreement and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the fund's projected total net expenses, including acquired fund fees and expenses, if any, are expected to rank below the applicable competitive Lipper peer group total expense median.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. The Board noted that it will consider costs of services and the profitability of Strategic Advisers and each sub-adviser as a result of their relationship with the fund in connection with future renewals of the Advisory Contracts.

Potential Fall-Out Benefits.  The fund is a new fund and therefore the Board was unable to consider any direct and/or indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund. The Board noted that it will review information regarding the potential of direct and indirect benefits accruing to Strategic Advisers and its affiliates from their relationships with the fund, including nonadvisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, in connection with future renewals of the Advisory Contracts.

Possible Economies of Scale.  The Board noted that because the fund is a new fund a determination of economies of scale was premature until the fund has assets.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures proposed on behalf of the fund bear a reasonable relationship to the services to be rendered and that each Advisory Contract should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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www.fidelity.com

TSS-ANN-0718
1.9885904.100

Strategic Advisers® Fidelity® U.S. Total Stock Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report May 31, 2018

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity Large Cap Value Enhanced Index Fund	11.0
Fidelity Growth Company Fund	10.3
Fidelity SAI U.S. Quality Index Fund	9.8
Fidelity Contrafund	5.2
Fidelity SAI U.S. Value Index Fund	4.1
Fidelity SAI U.S. Momentum Index Fund	3.0
Fidelity Total Market Index Fund Institutional Premium Class	2.3
Fidelity SAI U.S. Minimum Volatility Index Fund	1.9
Fidelity Large Cap Stock Fund	1.5
Microsoft Corp.	1.0
50.1

Top Five Market Sectors as of May 31, 2018

(stocks only)	% of fund's net assets
Financials	8.9
Information Technology	8.5
Health Care	6.8
Consumer Discretionary	6.2
Industrials	4.9

Asset Allocation (% of fund's net assets)

As of May 31, 2018
Common Stocks	47.6%
Large Blend Funds	5.7%
Large Growth Funds	28.3%
Large Value Funds	15.1%
Small Blend Funds	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.5%

Asset allocations of fund in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2018

Showing Percentage of Net Assets

Common Stocks - 47.6%
	Shares	Value
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 0.4%
Adient PLC	16,800	$894,432
Aptiv PLC	114,800	11,193,000
Cooper Tire & Rubber Co.	397,152	10,206,806
DaikyoNishikawa Corp.	27,200	440,561
Delphi Technologies PLC	246,752	12,362,275
Dongah Tire & Rubber Co. Ltd.	11,829	364,112
Eagle Industry Co. Ltd.	54,000	893,009
G-Tekt Corp.	284,800	4,882,585
Gentex Corp.	38,000	913,140
Hi-Lex Corp.	61,000	1,610,443
Hyundai Mobis	68,187	13,761,124
IJT Technology Holdings Co. Ltd.	188,000	1,555,361
Strattec Security Corp.	3,410	128,557
TPR Co. Ltd.	139,100	3,595,617
		62,801,022
Automobiles - 0.2%
Audi AG	2,033	1,953,630
Fiat Chrysler Automobiles NV	40,200	933,846
Fiat Chrysler Automobiles NV	81,600	1,850,653
General Motors Co.	122,600	5,235,020
Renault SA	23,200	2,241,088
Tesla, Inc. (a)	74,700	21,269,331
		33,483,568
Distributors - 0.0%
Harima-Kyowa Co. Ltd.	17,000	315,356
Yagi & Co. Ltd.	29,500	646,757
		962,113
Diversified Consumer Services - 0.3%
Heian Ceremony Service Co. Ltd.	37,100	303,525
MegaStudy Co. Ltd.	21,398	1,020,179
Multicampus Co. Ltd.	22,528	744,538
Service Corp. International	689,712	25,305,533
ServiceMaster Global Holdings, Inc. (a)	331,060	18,916,768
		46,290,543
Hotels, Restaurants & Leisure - 0.7%
ARAMARK Holdings Corp.	494,881	19,211,280
Eldorado Resorts, Inc. (a)	162,971	7,366,289
Hilton Grand Vacations, Inc. (a)	384,454	15,285,891
Marriott International, Inc. Class A	75,600	10,233,216
McDonald's Corp.	152,600	24,417,526
Starbucks Corp.	434,800	24,640,116
The Restaurant Group PLC	427,100	1,770,292
U.S. Foods Holding Corp. (a)	329,407	11,753,242
		114,677,852
Household Durables - 0.3%
Cuckoo Holdings Co. Ltd.	15,747	2,390,768
FJ Next Co. Ltd.	225,500	2,097,771
Gree Electric Appliances, Inc. of Zhuhai Class A	251,800	1,865,825
Hamilton Beach Brands Holding Co. Class A	15,700	440,071
Iida Group Holdings Co. Ltd.	46,800	894,399
Lennar Corp. Class A	95,700	4,951,518
Mohawk Industries, Inc. (a)	146,460	29,883,698
Toll Brothers, Inc.	301,625	11,911,171
		54,435,221
Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc. (a)	58,200	94,843,884
Hyundai Home Shopping Network Corp.	3,692	364,005
Netflix, Inc. (a)	62,000	21,799,200
NS Shopping Co. Ltd.	17,480	216,841
		117,223,930
Leisure Products - 0.1%
Brunswick Corp.	228,892	14,557,531
Media - 2.1%
AMC Networks, Inc. Class A (a)	7,600	434,492
Charter Communications, Inc. Class A (a)	4,900	1,279,096
Cinemark Holdings, Inc.	458,047	15,468,247
Comcast Corp. Class A	2,979,900	92,913,282
Corus Entertainment, Inc. Class B (non-vtg.)	95,400	458,385
Discovery Communications, Inc. Class A (a)	417,900	8,813,511
DISH Network Corp. Class A (a)	22,100	653,055
Entercom Communications Corp. Class A	973,300	6,667,105
GCI Liberty, Inc. (a)	220,868	9,232,282
Hyundai HCN	461,413	1,858,125
Interpublic Group of Companies, Inc.	918,300	20,753,580
Lions Gate Entertainment Corp. Class B	695,600	15,184,948
Multiplus SA	95,500	666,747
Nippon Television Network Corp.	50,600	853,062
The Walt Disney Co.	755,100	75,109,797
Time Warner, Inc.	609,800	57,418,768
Twenty-First Century Fox, Inc. Class A	704,200	27,146,910
Viacom, Inc.:
Class A	57,420	1,837,440
Class B (non-vtg.)	113,200	3,067,720
WOWOW INC.	53,700	1,628,993
WPP PLC	832,300	13,716,387
		355,161,932
Multiline Retail - 0.2%
Dollar General Corp.	112,200	9,815,256
Dollar Tree, Inc. (a)	125,200	10,340,268
Lifestyle International Holdings Ltd.	610,500	1,918,575
Macy's, Inc.	25,400	886,714
Target Corp.	51,400	3,746,546
		26,707,359
Specialty Retail - 0.9%
Arc Land Sakamoto Co. Ltd.	30,000	461,093
AT-Group Co. Ltd.	4,400	114,464
AutoNation, Inc. (a)	38,500	1,757,910
Bed Bath & Beyond, Inc.	246,200	4,470,992
Best Buy Co., Inc.	32,100	2,190,825
Burlington Stores, Inc. (a)	141,445	20,686,331
Dunelm Group PLC	186,200	1,334,160
Ff Group (a)(b)	2,700	15,151
GameStop Corp. Class A (c)	166,300	2,195,160
GNC Holdings, Inc. Class A (a)(c)	547,000	1,750,400
Hibbett Sports, Inc. (a)	56,400	1,491,780
Home Depot, Inc.	179,500	33,485,725
JB Hi-Fi Ltd.	50,975	924,811
John David Group PLC	705,200	3,568,901
Ku Holdings Co. Ltd.	42,200	394,904
Lithia Motors, Inc. Class A (sub. vtg.)	104,232	10,188,678
Lookers PLC	647,034	920,344
Lowe's Companies, Inc.	214,300	20,360,643
Mandarake, Inc.	14,300	81,632
Sally Beauty Holdings, Inc. (a)	527,800	7,990,892
Samse SA	1,773	362,727
TJX Companies, Inc.	405,400	36,615,728
Tokatsu Holdings Co. Ltd.	13,100	62,739
Urban Outfitters, Inc. (a)	21,500	893,110
Vitamin Shoppe, Inc. (a)	170,300	868,530
Williams-Sonoma, Inc. (c)	101,900	5,642,203
		158,829,833
Textiles, Apparel & Luxury Goods - 0.3%
Carter's, Inc.	27,900	3,041,379
Embry Holdings Ltd.	280,000	110,116
Fossil Group, Inc. (a)	20,800	455,104
Michael Kors Holdings Ltd. (a)	47,800	2,743,242
PVH Corp.	108,500	17,360,000
Scholar Rock Holding Corp.	33,700	589,413
Sitoy Group Holdings Ltd.	2,101,000	448,894
Tapestry, Inc.	486,257	21,259,156
Yue Yuen Industrial (Holdings) Ltd.	357,000	1,101,093
		47,108,397

TOTAL CONSUMER DISCRETIONARY		1,032,239,301

CONSUMER STAPLES - 2.9%
Beverages - 0.7%
Britvic PLC	418,400	4,502,439
C&C Group PLC	2,517,800	8,800,868
Coca-Cola European Partners PLC	155,100	5,889,147
Constellation Brands, Inc. Class A (sub. vtg.)	135,400	30,205,032
Molson Coors Brewing Co. Class B	215,700	13,297,905
Monster Beverage Corp. (a)	375,500	19,210,580
PepsiCo, Inc.	172,800	17,323,200
The Coca-Cola Co.	478,200	20,562,600
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	583,821	1,642,071
		121,433,842
Food & Staples Retailing - 0.3%
Amsterdam Commodities NV	27,600	751,793
Costco Wholesale Corp.	9,700	1,922,928
Halows Co. Ltd.	15,200	369,294
Kroger Co.	125,300	3,048,549
Nihon Chouzai Co. Ltd.	6,700	183,167
OM2 Network Co. Ltd.	21,000	385,117
Qol Co. Ltd.	40,800	872,745
Retail Partners Co. Ltd.	105,100	1,775,739
Sapporo Clinical Laboratory	4,200	92,197
Satoh & Co. Ltd.	10,300	146,947
Sysco Corp.	148,400	9,650,452
Tesco PLC	688,700	2,248,079
United Natural Foods, Inc. (a)	28,800	1,312,704
Walgreens Boots Alliance, Inc.	56,300	3,512,557
Walmart, Inc.	333,300	27,510,582
		53,782,850
Food Products - 0.7%
Changshouhua Food Co. Ltd.	1,277,000	662,066
JC Comsa Corp.	18,000	60,394
Kaneko Seeds Co. Ltd.	36,800	545,310
Kellogg Co.	234,100	15,073,699
Mondelez International, Inc.	609,100	23,919,357
Pickles Corp.	21,800	424,036
Post Holdings, Inc. (a)	344,217	26,459,961
Prima Meat Packers Ltd.	73,000	438,195
S Foods, Inc.	22,000	908,030
Seaboard Corp.	1,600	6,520,016
The Hershey Co.	87,700	7,896,508
The J.M. Smucker Co.	242,300	26,047,250
Toyo Sugar Refining Co. Ltd.	34,200	385,746
Tyson Foods, Inc. Class A	211,600	14,276,652
		123,617,220
Household Products - 0.3%
Colgate-Palmolive Co.	286,700	18,087,903
Kimberly-Clark Corp.	14,600	1,472,410
Procter & Gamble Co.	277,200	20,282,724
Reckitt Benckiser Group PLC	77,100	5,901,480
		45,744,517
Personal Products - 0.3%
Coty, Inc. Class A	1,030,400	13,652,800
Hengan International Group Co. Ltd.	171,000	1,625,017
Herbalife Nutrition Ltd. (a)	574,722	29,178,636
Unilever NV (NY Reg.)	47,100	2,626,767
		47,083,220
Tobacco - 0.6%
Altria Group, Inc.	439,500	24,497,730
British American Tobacco PLC:
(United Kingdom)	143,700	7,376,202
sponsored ADR	529,500	27,110,400
KT&G Corp.	16,199	1,439,645
Philip Morris International, Inc.	420,600	33,454,524
		93,878,501

TOTAL CONSUMER STAPLES		485,540,150

ENERGY - 4.4%
Energy Equipment & Services - 0.5%
Baker Hughes, a GE Co. Class A	812,600	28,107,834
Bristow Group, Inc.	75,900	897,897
C&J Energy Services, Inc. (a)	8,400	226,128
Carbo Ceramics, Inc. (a)	134,600	1,294,852
Diamond Offshore Drilling, Inc. (a)(c)	316,400	5,745,824
Dril-Quip, Inc. (a)	123,200	5,919,760
Ensco PLC Class A	1,026,400	6,671,600
Geospace Technologies Corp. (a)	33,500	371,515
Halliburton Co.	87,600	4,357,224
High Arctic Energy Services, Inc.	244,600	764,021
Liberty Oilfield Services, Inc. Class A (a)	168,100	3,573,806
Nabors Industries Ltd.	205,200	1,532,844
National Oilwell Varco, Inc.	53,400	2,211,828
NCS Multistage Holdings, Inc. (a)	56,200	855,364
Oceaneering International, Inc.	20,200	481,366
Odfjell Drilling Ltd. (a)	92,300	405,512
Precision Drilling Corp. (a)	107,000	369,705
RigNet, Inc. (a)	56,200	665,970
Schlumberger Ltd.	44,500	3,055,815
Shelf Drilling Ltd. (a)(d)	174,999	1,497,052
Shinko Plantech Co. Ltd.	244,700	2,175,161
TechnipFMC PLC	29,100	906,465
Tecnicas Reunidas SA (c)	30,200	893,224
Transocean Ltd. (United States) (a)	355,600	4,498,340
Trinidad Drilling Ltd. (a)	213,900	290,347
Weatherford International PLC (a)	63,000	213,570
Xtreme Drilling & Coil Services Corp. (a)	237,600	359,167
		78,342,191
Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp.	215,600	15,048,880
Andeavor	23,400	3,379,662
Baytex Energy Corp. (a)	1,567,400	6,588,254
Bonavista Energy Corp.	741,500	920,727
Bonterra Energy Corp.	175,600	2,254,928
BP PLC sponsored ADR	393,300	18,021,006
Cabot Oil & Gas Corp.	135,500	3,096,175
California Resources Corp. (a)	6,700	246,158
Callon Petroleum Co. (a)	1,050,301	12,435,564
Cenovus Energy, Inc.	1,131,200	11,934,919
Centennial Resource Development, Inc. Class A (a)	59,600	1,048,960
Cheniere Energy Partners LP Holdings LLC	41,900	1,266,637
Cheniere Energy, Inc. (a)	25,600	1,705,472
Chevron Corp.	773,700	96,170,910
China Petroleum & Chemical Corp.:
(H Shares)	14,550,000	14,153,940
sponsored ADR (H Shares)	7,300	711,385
Cimarex Energy Co.	17,500	1,626,100
CNOOC Ltd. sponsored ADR	13,200	2,233,044
CNX Resources Corp. (a)	27,500	444,400
Concho Resources, Inc. (a)	14,600	2,004,726
ConocoPhillips Co.	300,100	20,223,739
Contango Oil & Gas Co. (a)	200,900	904,050
Continental Resources, Inc. (a)	65,300	4,397,302
Delek U.S. Holdings, Inc.	516,338	28,801,334
Devon Energy Corp.	86,900	3,612,433
Diamondback Energy, Inc.	201,350	24,315,026
Enagas SA	103,298	2,754,548
Encana Corp.	322,100	4,098,913
Enterprise Products Partners LP	55,200	1,595,280
EOG Resources, Inc.	91,800	10,814,958
Extraction Oil & Gas, Inc. (a)	1,000,195	16,963,307
Exxon Mobil Corp.	1,194,000	97,000,560
FLEX LNG Ltd. (a)	3,960,600	5,638,847
GasLog Ltd.	182,600	3,286,800
GasLog Partners LP	430,900	10,535,505
Gener8 Maritime, Inc. (a)	86,800	579,824
GeoPark Ltd. (a)	9,900	154,638
Golar LNG Ltd.	44,000	1,143,120
Golar LNG Partners LP	688,800	11,551,176
Gran Tierra Energy, Inc. (U.S.) (a)	156,600	512,082
Hess Corp.	35,700	2,156,994
Hoegh LNG Partners LP	221,600	3,833,680
HollyFrontier Corp.	11,400	879,852
Husky Energy, Inc.	654,100	9,438,694
Imperial Oil Ltd.	247,800	8,107,108
Marathon Oil Corp.	83,100	1,780,833
Marathon Petroleum Corp.	15,900	1,256,577
Motor Oil (HELLAS) Corinth Refineries SA	79,900	1,619,679
Murphy Oil Corp.	173,700	5,341,275
Noble Energy, Inc.	38,700	1,381,590
Noble Midstream Partners LP	22,800	1,175,796
Occidental Petroleum Corp.	52,800	4,445,760
Parex Resources, Inc. (a)	49,900	900,940
Parsley Energy, Inc. Class A (a)	120,900	3,564,132
PDC Energy, Inc. (a)	7,200	435,528
Peabody Energy Corp.	10,400	450,008
Phillips 66 Co.	240,900	28,062,441
Pioneer Natural Resources Co.	36,900	7,125,390
Plains GP Holdings LP Class A	15,400	378,378
PrairieSky Royalty Ltd.	13,300	274,186
QEP Resources, Inc. (a)	35,700	431,613
Ring Energy, Inc. (a)	35,700	493,017
RSP Permian, Inc. (a)	371,091	16,231,520
Seven Generations Energy Ltd. (a)	12,100	156,593
Sinopec Kantons Holdings Ltd.	3,072,000	1,638,424
Star Petroleum Refining PCL	1,528,800	739,819
Statoil ASA sponsored ADR	228,200	5,990,250
Suncor Energy, Inc.	1,157,800	46,111,979
Teekay Corp.	451,000	3,598,980
Teekay LNG Partners LP	410,100	7,094,730
Teekay Offshore Partners LP	1,314,800	3,549,960
Thai Oil PCL (For. Reg.)	264,700	760,300
The Williams Companies, Inc.	315,400	8,471,644
Total SA sponsored ADR	221,300	13,421,845
Valero Energy Corp.	64,800	7,853,760
Viper Energy Partners LP	54,500	1,775,610
Whiting Petroleum Corp. (a)	60,100	3,150,442
WildHorse Resource Development Corp. (a)	21,000	564,060
World Fuel Services Corp.	80,405	1,678,856
WPX Energy, Inc. (a)	38,500	701,085
		651,198,617

TOTAL ENERGY		729,540,808

FINANCIALS - 8.9%
Banks - 4.6%
Bank of America Corp.	3,555,000	103,237,200
BankUnited, Inc.	393,621	16,598,998
Banner Corp.	122,267	7,329,907
Boston Private Financial Holdings, Inc.	611,215	10,390,655
Citigroup, Inc.	1,169,600	78,000,624
Credit Agricole Atlantique Vendee	2,844	478,768
First Citizen Bancshares, Inc.	34,943	15,350,110
First Foundation, Inc. (a)	314,623	6,100,540
First Horizon National Corp.	304,700	5,649,138
FNB Corp., Pennsylvania	1,918,505	25,420,191
Great Western Bancorp, Inc.	253,997	11,071,729
Gunma Bank Ltd.	318,900	1,811,649
Hanmi Financial Corp.	385,173	11,535,931
Hiroshima Bank Ltd.	65,700	466,848
Huntington Bancshares, Inc.	2,373,950	35,300,637
JPMorgan Chase & Co.	1,103,600	118,096,236
KeyCorp	294,400	5,723,136
Mitsubishi UFJ Financial Group, Inc.	1,102,700	6,647,321
NIBC Holding NV (a)(d)	386,160	3,644,478
Ogaki Kyoritsu Bank Ltd.	35,100	908,919
PNC Financial Services Group, Inc.	343,000	49,189,630
Shinsei Bank Ltd.	56,300	887,031
Skandiabanken ASA (d)	94,000	913,268
Sumitomo Mitsui Financial Group, Inc.	271,700	11,201,464
SunTrust Banks, Inc.	368,600	24,884,186
Synovus Financial Corp.	53,800	2,911,118
The Keiyo Bank Ltd.	202,000	904,297
The San-In Godo Bank Ltd.	96,800	893,388
U.S. Bancorp	1,056,900	52,834,431
Unicaja Banco SA	1,316,800	2,275,241
United Community Bank, Inc.	452,681	14,694,025
Van Lanschot NV (Bearer)	5,800	169,851
Wells Fargo & Co.	2,494,000	134,651,060
Yamaguchi Financial Group, Inc.	87,000	1,050,062
		761,222,067
Capital Markets - 1.3%
Ares Capital Corp.	26,600	449,008
BlackRock, Inc. Class A	21,200	11,325,676
Cboe Global Markets, Inc.	168,743	16,462,567
Charles Schwab Corp.	139,500	7,758,990
E*TRADE Financial Corp. (a)	474,978	30,089,856
Goldman Sachs Group, Inc.	201,200	45,447,056
Lazard Ltd. Class A	315,498	16,229,217
Morgan Stanley	302,200	15,152,308
Northern Trust Corp.	63,400	6,499,768
Oaktree Capital Group LLC Class A	33,200	1,359,540
Raymond James Financial, Inc.	126,370	12,202,287
State Street Corp.	419,300	40,298,923
TD Ameritrade Holding Corp.	146,600	8,678,720
TPG Pace Energy Holdings Corp. (a)	37,500	393,750
Virtu Financial, Inc. Class A	43,600	1,353,780
		213,701,446
Consumer Finance - 0.7%
Aeon Credit Service (Asia) Co. Ltd.	606,000	505,373
Capital One Financial Corp.	543,000	51,042,000
Discover Financial Services	336,200	24,831,732
Navient Corp.	63,100	871,411
OneMain Holdings, Inc. (a)	230,300	7,491,659
Santander Consumer U.S.A. Holdings, Inc.	125,200	2,242,332
SLM Corp. (a)	440,800	5,038,344
Synchrony Financial	970,100	33,594,563
		125,617,414
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. Class B (a)	298,400	57,152,552
Cannae Holdings, Inc. (a)	210,200	4,201,898
Fuyo General Lease Co. Ltd.	55,800	4,031,696
Jianpu Technology, Inc. ADR (a)	294,800	1,742,268
Ricoh Leasing Co. Ltd.	67,500	2,252,379
Scandinavian Tobacco Group A/S (d)	29,065	429,357
Standard Life PLC	1,501,122	6,994,285
Voya Financial, Inc.	198,200	10,294,508
		87,098,943
Insurance - 1.5%
AFLAC, Inc.	196,300	8,845,278
Allstate Corp.	105,700	9,880,836
American International Group, Inc.	365,527	19,296,170
Aspen Insurance Holdings Ltd.	280,086	12,155,732
ASR Nederland NV	63,000	2,666,135
Brown & Brown, Inc.	989,979	27,501,617
Chubb Ltd.	147,600	19,289,844
Db Insurance Co. Ltd.	98,777	5,349,430
FNF Group	244,400	9,033,024
Genworth Financial, Inc. Class A (a)	245,900	845,896
Hartford Financial Services Group, Inc.	162,200	8,487,926
Hyundai Fire & Marine Insurance Co. Ltd.	127,634	4,023,271
Lincoln National Corp.	26,700	1,769,943
Marsh & McLennan Companies, Inc.	97,700	7,852,149
MetLife, Inc.	959,300	44,118,207
NN Group NV	104,812	4,504,220
Prudential Financial, Inc.	45,700	4,425,588
Prudential PLC	561,850	13,495,851
Sony Financial Holdings, Inc.	49,000	897,113
Sul America SA unit	130,000	683,503
The Travelers Companies, Inc.	308,200	39,609,864
		244,731,597
Mortgage Real Estate Investment Trusts - 0.2%
AGNC Investment Corp.	491,900	9,257,558
Annaly Capital Management, Inc.	923,500	9,632,105
MFA Financial, Inc.	855,000	6,651,900
Redwood Trust, Inc.	54,300	888,348
		26,429,911
Thrifts & Mortgage Finance - 0.1%
ASAX Co. Ltd.	11,200	194,997
Essent Group Ltd. (a)	615,491	21,111,341
Genworth Mortgage Insurance Ltd. (c)	232,786	431,309
		21,737,647

TOTAL FINANCIALS		1,480,539,025

HEALTH CARE - 6.8%
Biotechnology - 1.9%
Abeona Therapeutics, Inc. (a)	80,000	1,416,000
AC Immune SA (a)	60,000	628,800
Acorda Therapeutics, Inc. (a)	55,000	1,443,750
Alexion Pharmaceuticals, Inc. (a)	146,000	16,954,980
Alnylam Pharmaceuticals, Inc. (a)	28,000	2,785,160
Amgen, Inc.	517,800	93,007,236
AnaptysBio, Inc. (a)	29,500	2,295,100
Argenx SE ADR	33,900	3,237,450
Ascendis Pharma A/S sponsored ADR (a)	36,000	2,592,720
Atara Biotherapeutics, Inc. (a)	52,000	2,589,600
Audentes Therapeutics, Inc. (a)	24,000	909,600
BeiGene Ltd. ADR (a)	26,000	5,203,120
Biogen, Inc. (a)	58,800	17,284,848
bluebird bio, Inc. (a)	15,000	2,685,750
Blueprint Medicines Corp. (a)	96,020	8,073,362
Celgene Corp. (a)	11,400	896,952
Cell Biotech Co. Ltd.	37,672	1,461,263
Cellectis SA sponsored ADR (a)	47,900	1,434,126
CytomX Therapeutics, Inc. (a)	25,600	657,152
Exelixis, Inc. (a)	524,700	10,877,031
Gilead Sciences, Inc.	167,100	11,262,540
Global Blood Therapeutics, Inc. (a)	225,320	10,849,158
GlycoMimetics, Inc. (a)	50,000	893,500
Heron Therapeutics, Inc. (a)	50,000	1,630,000
Insmed, Inc. (a)	140,000	3,900,400
Intercept Pharmaceuticals, Inc. (a)	80,100	5,623,821
Loxo Oncology, Inc. (a)	132,024	23,411,816
Momenta Pharmaceuticals, Inc. (a)	8,542	201,591
Neurocrine Biosciences, Inc. (a)	73,258	7,051,815
Puma Biotechnology, Inc. (a)	115,674	6,124,938
Regeneron Pharmaceuticals, Inc. (a)	7,700	2,312,464
Sage Therapeutics, Inc. (a)	5,000	763,450
Sarepta Therapeutics, Inc. (a)	225,240	21,138,774
Shire PLC sponsored ADR	137,300	22,550,152
TESARO, Inc. (a)	28,000	1,281,560
uniQure B.V. (a)	56,000	1,962,240
United Therapeutics Corp. (a)	41,200	4,391,096
Vertex Pharmaceuticals, Inc. (a)	73,700	11,349,800
Xencor, Inc. (a)	60,000	2,400,600
Zai Lab Ltd. ADR	50,000	1,171,000
		316,704,715
Health Care Equipment & Supplies - 1.2%
A&T Corp.	13,700	118,632
Align Technology, Inc. (a)	9,000	2,987,550
Atricure, Inc. (a)	100,000	2,371,000
AxoGen, Inc. (a)	168,379	8,267,409
Baxter International, Inc.	160,000	11,334,400
Becton, Dickinson & Co.	121,100	26,834,549
Boston Scientific Corp. (a)	1,001,800	30,444,702
Danaher Corp.	50,100	4,973,928
DexCom, Inc. (a)	38,000	3,343,620
Edwards Lifesciences Corp. (a)	42,000	5,767,020
Fisher & Paykel Healthcare Corp.	100,000	929,334
Fukuda Denshi Co. Ltd.	47,900	3,562,173
Genmark Diagnostics, Inc. (a)	178,461	1,308,119
Glaukos Corp. (a)	57,600	2,175,552
Heska Corp. (a)	119,271	12,754,841
Inspire Medical Systems, Inc. (c)	44,000	1,320,000
Insulet Corp. (a)	60,000	5,627,400
Integra LifeSciences Holdings Corp. (a)	77,000	4,969,580
Intuitive Surgical, Inc. (a)	24,000	11,032,080
Medtronic PLC	47,100	4,065,672
Penumbra, Inc. (a)	28,000	4,505,200
Steris PLC	168,299	17,476,168
Stryker Corp.	50,000	8,701,000
ViewRay, Inc. (a)(c)	516,847	3,726,467
Wright Medical Group NV (a)	517,898	12,926,734
		191,523,130
Health Care Providers & Services - 2.1%
Aetna, Inc.	159,800	28,145,574
Anthem, Inc.	267,600	59,251,992
Cardinal Health, Inc.	67,400	3,510,866
Cigna Corp.	206,000	34,890,220
CVS Health Corp.	860,500	54,547,095
EBOS Group Ltd.	160,000	2,023,262
Envision Healthcare Corp. (a)	237,618	10,189,060
G1 Therapeutics, Inc.	44,000	1,905,640
HCA Holdings, Inc.	74,000	7,632,360
Henry Schein, Inc. (a)	60,000	4,152,000
Humana, Inc.	83,700	24,355,026
McKesson Corp.	133,700	18,977,378
MEDNAX, Inc. (a)	38,600	1,769,810
Molina Healthcare, Inc. (a)	136,200	11,567,466
Patterson Companies, Inc.	41,700	872,364
Quest Diagnostics, Inc.	3,700	394,161
Tokai Corp.	72,900	1,515,832
United Drug PLC (United Kingdom)	155,000	1,852,383
UnitedHealth Group, Inc.	329,800	79,649,998
Universal Health Services, Inc. Class B	19,100	2,196,118
		349,398,605
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	269,780	971,208
Teladoc, Inc. (a)	100,000	5,090,000
		6,061,208
Life Sciences Tools & Services - 0.1%
Bio-Rad Laboratories, Inc. Class A (a)	52,953	15,204,395
ICON PLC (a)	3,600	464,328
Lonza Group AG	7,211	1,930,793
		17,599,516
Pharmaceuticals - 1.5%
Allergan PLC	190,000	28,652,000
Amneal Pharmaceuticals, Inc. (a)	100,000	1,974,000
AstraZeneca PLC:
(United Kingdom)	170,000	12,402,509
sponsored ADR	174,700	6,469,141
Bayer AG	270,700	32,309,065
Bristol-Myers Squibb Co.	60,000	3,157,200
Dawnrays Pharmaceutical Holdings Ltd.	2,701,000	1,666,990
Dechra Pharmaceuticals PLC	130,000	4,825,009
Genomma Lab Internacional SA de CV (a)	1,698,300	1,439,046
GlaxoSmithKline PLC sponsored ADR	502,000	20,341,040
Indivior PLC (a)	400,000	2,557,138
Intersect ENT, Inc. (a)	330,051	14,076,675
Jazz Pharmaceuticals PLC (a)	8,000	1,352,000
Johnson & Johnson	331,400	39,642,068
Korea United Pharm, Inc.	29,912	711,663
Mylan NV (a)	20,000	769,200
MyoKardia, Inc. (a)	28,000	1,332,800
Nektar Therapeutics (a)	191,206	15,348,106
Nippon Chemiphar Co. Ltd.	2,000	84,111
Novartis AG sponsored ADR	25,500	1,900,260
Novo Nordisk A/S Series B sponsored ADR	37,700	1,792,258
Perrigo Co. PLC	34,000	2,487,440
Pfizer, Inc.	223,800	8,041,134
Roche Holding AG (participation certificate)	62,016	13,296,964
Sanofi SA	43,562	3,339,196
Sanofi SA sponsored ADR	354,200	13,555,234
Taro Pharmaceutical Industries Ltd. (a)	7,600	904,172
Teva Pharmaceutical Industries Ltd. sponsored ADR	224,800	4,833,200
The Medicines Company (a)	54,000	1,828,440
Theravance Biopharma, Inc. (a)	80,000	1,947,200
		243,035,259

TOTAL HEALTH CARE		1,124,322,433

INDUSTRIALS - 4.9%
Aerospace & Defense - 1.4%
General Dynamics Corp.	14,400	2,904,624
Harris Corp.	77,200	11,616,284
HEICO Corp. Class A	408,493	31,065,893
Huntington Ingalls Industries, Inc.	14,600	3,227,622
Lockheed Martin Corp.	109,500	34,442,130
Rockwell Collins, Inc.	67,421	9,271,062
The Boeing Co.	156,400	55,077,824
United Technologies Corp.	712,200	88,896,804
		236,502,243
Air Freight & Logistics - 0.3%
Best, Inc. ADR	189,900	2,276,901
FedEx Corp.	87,600	21,822,912
Onelogix Group Ltd.	291,841	97,892
United Parcel Service, Inc. Class B	162,200	18,834,664
		43,032,369
Airlines - 0.1%
Alaska Air Group, Inc.	195,360	11,879,842
Building Products - 0.3%
Fortune Brands Home & Security, Inc.	762,049	42,804,292
KVK Corp.	5,100	80,777
Nihon Dengi Co. Ltd.	39,500	986,910
		43,871,979
Commercial Services & Supplies - 0.1%
Multi-Color Corp.	175,012	12,145,833
Nippon Kanzai Co. Ltd.	22,400	452,798
		12,598,631
Construction & Engineering - 0.0%
Arcadis NV	41,326	836,767
Astaldi SpA	244,700	593,874
Boustead Projs. Pte Ltd.	662,300	403,163
Joban Kaihatsu Co. Ltd.	1,100	69,771
Kawasaki Setsubi Kogyo Co. Ltd.	18,900	74,186
Meisei Industrial Co. Ltd.	251,600	1,924,265
Seikitokyu Kogyo Co. Ltd.	64,600	448,343
Watanabe Sato Co. Ltd.	3,400	74,260
		4,424,629
Electrical Equipment - 0.3%
Aichi Electric Co. Ltd.	14,600	440,208
Eaton Corp. PLC	11,400	873,012
Emerson Electric Co.	331,500	23,483,460
Fortive Corp.	433,900	31,540,191
Iwabuchi Corp.	1,400	77,860
Terasaki Electric Co. Ltd.	22,500	299,283
		56,714,014
Industrial Conglomerates - 0.3%
Carlisle Companies, Inc.	200,144	21,493,464
General Electric Co.	1,812,800	25,524,224
Mytilineos Holdings SA	160,600	1,704,765
Reunert Ltd.	56,900	356,240
		49,078,693
Machinery - 0.9%
Allison Transmission Holdings, Inc.	98,300	4,060,773
Apergy Corp. (a)	8,900	384,391
Cactus, Inc. (a)	19,400	654,168
Colfax Corp. (a)	547,968	16,756,861
Conrad Industries, Inc. (a)	5,400	90,180
Deere & Co.	89,400	13,366,194
Flowserve Corp.	380,217	15,718,171
Fukushima Industries Corp.	4,100	181,473
Gardner Denver Holdings, Inc.	13,300	437,171
Global Brass & Copper Holdings, Inc.	28,200	885,480
Haitian International Holdings Ltd.	699,000	1,983,749
Hy-Lok Corp.	14,316	398,256
IDEX Corp.	271,787	37,691,421
Ingersoll-Rand PLC	315,500	27,618,870
Koike Sanso Kogyo Co. Ltd.	1,900	50,842
Minebea Mitsumi, Inc.	155,800	2,940,194
Nakano Refrigerators Co. Ltd.	33,800	1,736,839
Nansin Co. Ltd.	27,500	148,389
ProPetro Holding Corp. (a)	19,900	323,773
Sakura Rubber Co. Ltd.	41,000	191,083
The Hanshin Diesel Works Ltd.	4,500	90,178
WABCO Holdings, Inc. (a)	221,776	26,819,372
Yamada Corp.	14,500	330,694
		152,858,522
Marine - 0.0%
Japan Transcity Corp.	158,600	737,708
Professional Services - 0.2%
ABIST Co. Ltd.	18,400	839,785
Bertrandt AG	12,300	1,405,578
Career Design Center Co. Ltd.	19,700	404,920
Dun & Bradstreet Corp.	35,200	4,322,912
McMillan Shakespeare Ltd.	38,917	498,855
Nielsen Holdings PLC	531,100	16,023,287
SHL-JAPAN Ltd.	24,000	445,650
WageWorks, Inc. (a)	16,800	797,160
		24,738,147
Road & Rail - 0.8%
Autohellas SA	12,900	340,825
CSX Corp.	428,000	27,670,200
Daqin Railway Co. Ltd. (A Shares)	1,898,341	2,487,569
Genesee & Wyoming, Inc. Class A (a)	210,665	16,455,043
NANSO Transport Co. Ltd.	1,500	18,118
Nikkon Holdings Co. Ltd.	32,300	892,232
Norfolk Southern Corp.	58,700	8,901,855
Old Dominion Freight Lines, Inc.	256,333	39,977,695
STEF-TFE Group	3,214	402,034
Tohbu Network Co. Ltd.	23,400	246,723
Union Pacific Corp.	285,100	40,700,876
Utoc Corp.	82,300	379,026
		138,472,196
Trading Companies & Distributors - 0.2%
AerCap Holdings NV (a)	48,300	2,671,473
Canox Corp.	2,200	21,154
Daiichi Jitsugyo Co. Ltd.	5,900	183,316
Green Cross Co. Ltd.	5,300	110,594
Howden Joinery Group PLC	26,900	179,227
Itochu Corp.	1,200,100	22,456,008
Kamei Corp.	127,700	1,867,635
Mitani Shoji Co. Ltd.	23,500	1,123,317
Mitsubishi Corp.	162,300	4,498,388
Narasaki Sangyo Co. Ltd.	38,000	142,869
Nishikawa Keisoku Co. Ltd.	5,000	156,961
Pla Matels Corp.	47,400	434,415
Shinsho Corp.	51,100	1,449,129
		35,294,486
Transportation Infrastructure - 0.0%
Isewan Terminal Service Co. Ltd.	21,900	145,349
Qingdao Port International Co. Ltd. (d)	2,918,000	2,326,511
		2,471,860

TOTAL INDUSTRIALS		812,675,319

INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 0.4%
Cisco Systems, Inc.	897,900	38,349,309
CommScope Holding Co., Inc. (a)	567,176	16,629,600
F5 Networks, Inc. (a)	82,500	14,281,575
Finisar Corp. (a)	213,300	3,457,593
Juniper Networks, Inc.	33,100	881,784
		73,599,861
Electronic Equipment & Components - 0.2%
Daido Signal Co. Ltd.	35,900	195,695
Dell Technologies, Inc. (a)	73,400	5,920,444
Elematec Corp.	32,400	762,458
Fabrinet	12,400	435,612
Kingboard Chemical Holdings Ltd.	250,000	989,043
LG Innotek Co. Ltd.	14,915	1,988,298
Makus, Inc.	416,733	1,967,541
New Cosmos Electric Co. Ltd.	5,400	78,430
PAX Global Technology Ltd.	3,380,000	1,720,875
Riken Kieki Co. Ltd.	34,400	845,889
ScanSource, Inc. (a)	22,600	884,790
TE Connectivity Ltd.	172,400	16,046,992
Trimble, Inc. (a)	189,300	6,258,258
		38,094,325
Internet Software & Services - 1.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	56,700	11,227,167
Alphabet, Inc.:
Class A (a)	52,900	58,190,000
Class C (a)	33,100	35,913,169
Benefitfocus, Inc. (a)	96,000	3,220,800
comScore, Inc. (a)	452,500	11,312,500
eBay, Inc. (a)	269,500	10,165,540
Envestnet, Inc. (a)	100	5,290
F@N Communications, Inc.	26,900	182,243
Facebook, Inc. Class A (a)	38,900	7,460,242
GoDaddy, Inc. (a)	71,400	5,111,526
Gogo, Inc. (a)(c)	24,302	124,669
LogMeIn, Inc.	318,941	34,413,734
NetEase, Inc. ADR	15,600	3,561,792
New Relic, Inc. (a)	41,700	4,236,303
SMS Co., Ltd.	195,600	7,345,002
System Research Co. Ltd.	7,100	189,207
Tencent Holdings Ltd.	55,700	2,843,604
Xunlei Ltd. sponsored ADR (a)(c)	403,100	4,986,347
Yahoo! Japan Corp. (c)	1,506,600	5,460,387
Yahoo!, Inc.	96,900	7,476,804
YY, Inc. ADR (a)	7,200	839,016
		214,265,342
IT Services - 0.9%
Accenture PLC Class A	15,900	2,476,266
Alliance Data Systems Corp.	22,700	4,785,614
Amdocs Ltd.	192,800	13,006,288
Avant Corp.	95,000	830,491
Cielo SA	294,800	1,341,781
Cognizant Technology Solutions Corp. Class A	380,500	28,670,675
DXC Technology Co.	37,200	3,426,492
E-Credible Co. Ltd.	38,753	552,487
Enea Data AB	39,929	391,181
EPAM Systems, Inc. (a)	25,000	3,079,500
FleetCor Technologies, Inc. (a)	34,800	6,937,380
IBM Corp.	9,700	1,370,707
Korea Information & Communication Co. Ltd. (a)	15,144	188,564
Luxoft Holding, Inc. (a)	101,046	3,637,656
MasterCard, Inc. Class A	52,300	9,943,276
PayPal Holdings, Inc. (a)	242,000	19,860,940
Square, Inc. (a)	33,800	1,968,850
The Western Union Co.	443,000	8,811,270
Total System Services, Inc.	199,341	16,981,860
Visa, Inc. Class A	219,300	28,666,896
		156,928,174
Semiconductors & Semiconductor Equipment - 1.8%
Acacia Communications, Inc. (a)	125,139	4,046,995
Advanced Micro Devices, Inc. (a)	378,900	5,202,297
ams AG	159,110	13,741,318
ASM Pacific Technology Ltd.	560,100	7,306,687
Broadcom, Inc.	44,800	11,292,736
Cavium, Inc. (a)	188,531	15,763,077
Cree, Inc. (a)	126,400	5,892,768
Himax Technologies, Inc. sponsored ADR	1,119,500	8,340,275
Inphi Corp. (a)	482,476	16,298,039
International Quantum Epitaxy PLC (a)	2,432,400	3,543,928
KLA-Tencor Corp.	43,400	4,914,182
Lam Research Corp.	21,700	4,300,506
MACOM Technology Solutions Holdings, Inc. (a)	287,600	6,485,380
Marvell Technology Group Ltd.	2,006,908	43,228,798
Mellanox Technologies Ltd. (a)	55,200	4,714,080
Micron Technology, Inc. (a)	108,700	6,260,033
Miraial Co. Ltd.	30,400	431,471
Monolithic Power Systems, Inc.	275,303	36,287,688
NVIDIA Corp.	132,600	33,440,394
Qorvo, Inc. (a)	22,000	1,765,500
Qualcomm, Inc.	833,300	48,431,396
Semtech Corp. (a)	67,100	3,247,640
Silicon Laboratories, Inc. (a)	13,500	1,425,600
SolarEdge Technologies, Inc. (a)	8,400	469,140
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	94,400	3,653,280
		290,483,208
Software - 3.1%
Activision Blizzard, Inc.	350,400	24,846,864
Adobe Systems, Inc. (a)	131,700	32,830,176
Autodesk, Inc. (a)	209,500	27,046,450
Citrix Systems, Inc. (a)	168,500	17,796,970
CommVault Systems, Inc. (a)	344,611	23,554,162
eBase Co. Ltd.	32,100	461,796
Electronic Arts, Inc. (a)	150,000	19,636,500
Ellie Mae, Inc. (a)	301,493	32,045,691
HubSpot, Inc. (a)	3,800	460,560
Intuit, Inc.	51,700	10,422,720
Micro Focus International PLC sponsored ADR	14,500	256,650
Microsoft Corp.	1,732,600	171,250,184
Nintendo Co. Ltd.	19,000	7,777,384
Nintendo Co. Ltd. ADR	113,100	5,772,624
Oracle Corp.	391,100	18,272,192
Parametric Technology Corp. (a)	232,200	20,024,928
Paycom Software, Inc. (a)	230,865	24,349,332
RealPage, Inc. (a)	3,200	188,000
Red Hat, Inc. (a)	40,700	6,610,494
Salesforce.com, Inc. (a)	227,900	29,474,307
SAP SE sponsored ADR	52,700	5,944,033
ServiceNow, Inc. (a)	10,300	1,829,383
Sinosoft Tech Group Ltd.	3,720,000	1,707,791
Snap, Inc. Class A (a)	103,800	1,182,282
Toho System Science Co. Ltd.	9,700	77,753
Tyler Technologies, Inc. (a)	96,871	22,437,261
Workday, Inc. Class A (a)	22,700	2,972,792
Zendesk, Inc. (a)	97,600	5,454,864
		514,684,143
Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc.	597,200	111,598,764
Cray, Inc. (a)	185,600	4,621,440
Elecom Co. Ltd.	35,400	915,385
Hewlett Packard Enterprise Co.	57,400	874,776
HP, Inc.	403,400	8,886,902
Super Micro Computer, Inc. (a)	81,739	1,969,910
		128,867,177

TOTAL INFORMATION TECHNOLOGY		1,416,922,230

MATERIALS - 1.8%
Chemicals - 0.9%
C. Uyemura & Co. Ltd.	13,100	929,650
Cabot Corp.	7,400	445,850
CF Industries Holdings, Inc.	126,000	5,183,640
DowDuPont, Inc.	318,900	20,444,679
Innospec, Inc.	281,958	21,626,179
Isamu Paint Co. Ltd.	2,100	75,865
KPC Holdings Corp.	5,297	330,511
LyondellBasell Industries NV Class A	514,200	57,652,104
Monsanto Co.	102,300	13,039,158
NOF Corp.	14,700	447,277
The Chemours Co. LLC	272,584	13,353,890
The Scotts Miracle-Gro Co. Class A	77,300	6,580,549
Toho Acetylene Co. Ltd.	31,400	444,510
Yara International ASA	36,100	1,487,641
Yip's Chemical Holdings Ltd.	426,000	151,389
		142,192,892
Construction Materials - 0.4%
Eagle Materials, Inc.	364,681	39,524,127
Martin Marietta Materials, Inc.	108,900	24,270,543
Mitani Sekisan Co. Ltd.	14,700	357,011
		64,151,681
Containers & Packaging - 0.3%
Ball Corp.	303,700	11,221,715
Graphic Packaging Holding Co.	883,800	12,797,424
Mayr-Melnhof Karton AG	5,100	730,960
Packaging Corp. of America	263,170	30,922,475
Silgan Holdings, Inc.	16,200	440,964
		56,113,538
Metals & Mining - 0.2%
ArcelorMittal SA Class A unit	69,400	2,234,680
Ausdrill Ltd.	1,172,874	2,244,074
BHP Billiton Ltd. sponsored ADR	112,200	5,585,316
Chubu Steel Plate Co. Ltd.	128,900	888,680
CI Resources Ltd.	21,224	29,052
CK-SAN-ETSU Co. Ltd.	20,700	722,126
Compania de Minas Buenaventura SA sponsored ADR	120,900	1,870,323
First Quantum Minerals Ltd.	325,600	5,110,258
Labrador Iron Ore Royalty Corp.	4,700	86,924
Mount Gibson Iron Ltd.	2,327,534	748,084
Pacific Metals Co. Ltd. (a)	41,800	1,390,754
Rio Tinto PLC sponsored ADR	39,400	2,233,980
Steel Dynamics, Inc.	183,041	9,047,717
Teck Resources Ltd. Class B (sub. vtg.)	66,300	1,798,373
		33,990,341

TOTAL MATERIALS		296,448,452

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.4%
American Homes 4 Rent Class A	75,100	1,495,992
American Tower Corp.	139,500	19,302,615
Boston Properties, Inc.	56,900	6,928,713
Brandywine Realty Trust (SBI)	1,192,667	19,392,765
Cedar Realty Trust, Inc.	79,500	349,005
Colony NorthStar, Inc.	108,400	638,476
CoreSite Realty Corp.	170,752	18,127,032
Corporate Office Properties Trust (SBI)	113,400	3,163,860
Corrections Corp. of America	23,000	494,960
DDR Corp.	37,100	563,549
Douglas Emmett, Inc.	539,666	20,771,744
Empire State Realty Trust, Inc.	834,156	14,147,286
Equinix, Inc.	26,700	10,595,895
Equity Lifestyle Properties, Inc.	15,600	1,418,040
Front Yard Residential Corp. Class B	281,400	2,960,328
Gaming & Leisure Properties	17,400	610,740
General Growth Properties, Inc.	37,500	760,500
Healthcare Trust of America, Inc.	83,300	2,137,478
InfraReit, Inc.	21,600	461,376
Lamar Advertising Co. Class A	271,486	18,792,261
Liberty Property Trust (SBI)	472,144	20,873,486
Outfront Media, Inc.	55,500	1,101,120
Pennsylvania Real Estate Investment Trust (SBI)	71,600	788,316
Prologis, Inc.	127,000	8,172,450
PS Business Parks, Inc.	157,344	19,284,081
Public Storage	47,100	9,977,664
Spirit Realty Capital, Inc.	343,500	3,009,060
Store Capital Corp.	107,300	2,875,640
Sun Communities, Inc.	25,800	2,494,344
The Macerich Co.	21,600	1,201,608
UDR, Inc.	481,148	17,547,468
VEREIT, Inc.	92,500	662,300
		231,100,152
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	472,200	21,810,918
Nisshin Fudosan Co. Ltd.	59,800	409,533
		22,220,451

TOTAL REAL ESTATE		253,320,603

TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.	251,800	8,138,176
Verizon Communications, Inc.	1,355,600	64,621,452
Vonage Holdings Corp. (a)	137,400	1,573,230
Zayo Group Holdings, Inc. (a)	268,970	9,360,156
		83,693,014
Wireless Telecommunication Services - 0.0%
Okinawa Cellular Telephone Co.	20,900	828,046
T-Mobile U.S., Inc. (a)	100,900	5,620,130
Telephone & Data Systems, Inc.	73,900	1,888,145
		8,336,321

TOTAL TELECOMMUNICATION SERVICES		92,029,335

UTILITIES - 1.2%
Electric Utilities - 0.8%
Edison International	32,000	1,989,120
Exelon Corp.	1,021,100	42,263,329
FirstEnergy Corp.	162,400	5,589,808
Great Plains Energy, Inc.	138,400	4,697,296
NextEra Energy, Inc.	51,000	8,456,310
PG&E Corp.	149,300	6,469,169
Portland General Electric Co.	367,713	15,686,637
PPL Corp.	1,136,240	31,042,077
Vistra Energy Corp. (a)	122,200	2,997,566
Westar Energy, Inc.	59,800	3,390,660
Xcel Energy, Inc.	450,500	20,506,760
		143,088,732
Gas Utilities - 0.2%
Atmos Energy Corp.	241,874	21,577,580
Busan City Gas Co. Ltd.	36,271	1,202,094
China Resource Gas Group Ltd.	520,000	1,967,063
Hokuriku Gas Co.	5,200	149,377
Keiyo Gas Co. Ltd.	15,000	87,834
Seoul City Gas Co. Ltd.	2,412	202,303
South Jersey Industries, Inc.	72,300	2,394,576
YESCO Co. Ltd.	4,402	162,192
		27,743,019
Independent Power and Renewable Electricity Producers - 0.1%
NextEra Energy Partners LP	67,900	3,052,784
NRG Energy, Inc.	162,400	5,558,952
NRG Yield, Inc. Class C	47,900	838,250
The AES Corp.	286,600	3,654,150
		13,104,136
Multi-Utilities - 0.1%
Avangrid, Inc.	66,100	3,509,249
Public Service Enterprise Group, Inc.	101,200	5,361,576
SCANA Corp.	21,100	765,930
Vectren Corp.	101,831	7,195,378
		16,832,133

TOTAL UTILITIES		200,768,020

TOTAL COMMON STOCKS
(Cost $7,875,698,764)		7,924,345,676

Nonconvertible Preferred Stocks - 0.0%
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B)
(Cost $190,237)	26,700	168,486

Equity Funds - 49.9%
Large Blend Funds - 5.7%
Fidelity Large Cap Stock Fund (e)	7,586,207	254,744,823
Fidelity SAI U.S. Minimum Volatility Index Fund (e)	25,687,529	321,864,741
Fidelity Total Market Index Fund Institutional Premium Class (e)	4,897,594	382,159,283

TOTAL LARGE BLEND FUNDS		958,768,847

Large Growth Funds - 28.3%
Fidelity Contrafund (e)	6,603,586	864,145,253
Fidelity Growth Company Fund (e)	8,638,647	1,714,598,600
Fidelity SAI U.S. Momentum Index Fund (e)	38,476,540	502,503,608
Fidelity SAI U.S. Quality Index Fund (e)	119,149,101	1,628,768,215

TOTAL LARGE GROWTH FUNDS		4,710,015,676

Large Value Funds - 15.1%
Fidelity Large Cap Value Enhanced Index Fund (e)	139,414,911	1,823,547,037
Fidelity SAI U.S. Value Index Fund (e)	68,429,701	684,297,013

TOTAL LARGE VALUE FUNDS		2,507,844,050

Small Blend Funds - 0.8%
Fidelity Small Cap Index Fund Institutional Premium Class (e)	6,197,463	134,732,836
TOTAL EQUITY FUNDS
(Cost $8,113,956,671)		8,311,361,409

Money Market Funds - 6.5%
Fidelity Cash Central Fund, 1.76% (f)	1,061,518,987	1,061,731,291
Fidelity Securities Lending Cash Central Fund 1.76% (f)(g)	12,680,178	12,681,446
TOTAL MONEY MARKET FUNDS
(Cost $1,074,412,737)		1,074,412,737
TOTAL INVESTMENT IN SECURITIES - 104.0%
(Cost $17,064,258,409)		17,310,288,308
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(672,877,062)
NET ASSETS - 100%		$16,637,411,246

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	130	June 2018	$10,622,300	$(95,037)	$(95,037)
CME E-mini S&P MidCap 400 Index Contracts (United States)	69	June 2018	13,434,300	(142,558)	(142,558)
TOTAL FUTURES CONTRACTS					$(237,595)

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,810,666 or 0.1% of net assets.

 (e) Affiliated Fund

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$734,540
Fidelity Securities Lending Cash Central Fund	25,646
Total	$760,186

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Advisor Stock Selector Mid Cap Fund Class I	$--	$420,500,000	$423,110,189	$2,610,189	$--	$--	0.0%
Fidelity Consumer Discretionary Central Fund	--	371,570,155	378,555,792	6,985,637	--	--	0.0%
Fidelity Consumer Staples Central Fund	--	262,494,239	252,919,327	(9,574,912)	--	--	0.0%
Fidelity Energy Central Fund	--	224,490,899	236,019,145	11,528,246	--	--	0.0%
Fidelity Financials Central Fund	--	641,374,398	648,125,061	6,750,663	--	--	0.0%
Fidelity Health Care Central Fund	--	534,873,137	540,969,645	6,096,508	--	--	0.0%
Fidelity Industrials Central Fund	--	342,459,245	351,576,852	9,117,607	--	--	0.0%
Fidelity Information Technology Central Fund	--	982,734,269	990,210,766	7,476,497	--	--	0.0%
Fidelity Materials Central Fund	--	92,513,052	95,285,035	2,771,983	--	--	0.0%
Fidelity Stock Selector Small Cap Fund	--	420,000,000	421,442,822	1,442,822	--	--	0.0%
Fidelity Telecom Services Central Fund	--	76,126,636	76,741,721	615,085	--	--	0.0%
Fidelity Utilities Central Fund	--	104,633,006	105,225,234	592,228	--	--	0.0%
Total	$--	$4,473,769,036	$4,520,181,589	$46,412,553	$--	$--

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Fidelity Funds, excluding the Fidelity Money Market Central Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Contrafund	$--	$823,280,100	$--	$--	$--	$40,865,153	$864,145,253
Fidelity Growth Company Fund	--	1,628,660,069	--	--	--	85,938,531	1,714,598,600
Fidelity Large Cap Stock Fund	--	2,223,720,000	2,003,649,000	--	29,060,030	5,613,793	254,744,823
Fidelity Large Cap Value Enhanced Index Fund	--	1,812,400,000	95	--	(2)	11,147,134	1,823,547,037
Fidelity SAI U.S. Minimum Volatility Index Fund	--	319,809,781	--	--	--	2,054,960	321,864,741
Fidelity SAI U.S. Momentum Index Fund	--	490,391,410	--	--	--	12,112,198	502,503,608
Fidelity SAI U.S. Quality Index Fund	--	1,589,460,000	--	--	--	39,308,215	1,628,768,215
Fidelity SAI U.S. Value Index Fund	--	692,769,236	--	--	--	(8,472,223)	684,297,013
Fidelity Small Cap Index Fund Institutional Premium Class	--	134,507,649	--	--	--	225,187	134,732,836
Fidelity Total Market Index Fund Institutional Premium Class	--	536,015,780	165,275,000	1,398	2,806,713	8,611,790	382,159,283
Fidelity Value Discovery Fund	--	1,184,400,000	1,195,735,469	--	11,335,469	--	--
Total	$--	$11,435,414,025	$3,364,659,564	$1,398	$43,202,210	$197,404,738	$8,311,361,409

 (a) Includes the value of shares redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,032,239,301	$1,014,929,085	$17,295,065	$15,151
Consumer Staples	485,540,150	467,727,306	17,812,844	--
Energy	729,540,808	713,748,444	15,792,364	--
Financials	1,480,539,025	1,446,904,872	33,634,153	--
Health Care	1,124,322,433	1,059,376,916	64,945,517	--
Industrials	812,675,319	778,470,469	34,204,850	--
Information Technology	1,416,922,230	1,389,116,459	27,805,771	--
Materials	296,448,452	294,906,309	1,542,143	--
Real Estate	253,320,603	253,320,603	--	--
Telecommunication Services	92,029,335	92,029,335	--	--
Utilities	200,936,506	198,969,443	1,967,063	--
Equity Funds	8,311,361,409	8,311,361,409	--	--
Money Market Funds	1,074,412,737	1,074,412,737	--	--
Total Investments in Securities:	$17,310,288,308	$17,095,273,387	$214,999,770	$15,151
Derivative Instruments:
Liabilities
Futures Contracts	$(237,595)	$(237,595)	$--	$--
Total Liabilities	$(237,595)	$(237,595)	$--	$--
Total Derivative Instruments:	$(237,595)	$(237,595)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(237,595)
Total Equity Risk	0	(237,595)
Total Value of Derivatives	$0	$(237,595)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2018
Assets
Investment in securities, at value (including securities loaned of $12,173,773) — See accompanying schedule: Unaffiliated issuers (cost $7,875,889,001)	$7,924,514,162
Fidelity Central Funds (cost $1,074,412,737)	1,074,412,737
Other affiliated issuers (cost $8,113,956,671)	8,311,361,409
Total Investment in Securities (cost $17,064,258,409)		$17,310,288,308
Segregated cash with brokers for derivative instruments		5,341,200
Cash		6,587,917
Foreign currency held at value (cost $32,542)		32,596
Receivable for investments sold		26,373,719
Receivable for fund shares sold		14,700,341
Dividends receivable		13,894,324
Distributions receivable from Fidelity Central Funds		544,307
Prepaid expenses		20,111
Other receivables		163,460
Total assets		17,377,946,283
Liabilities
Payable for investments purchased	$715,924,580
Payable for fund shares redeemed	7,343,185
Accrued management fee	1,646,489
Payable for daily variation margin on futures contracts	1,218,810
Other affiliated payables	478,238
Other payables and accrued expenses	1,327,079
Collateral on securities loaned	12,596,656
Total liabilities		740,535,037
Net Assets		$16,637,411,246
Net Assets consist of:
Paid in capital		$16,279,396,177
Undistributed net investment income		12,240,858
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		100,003,006
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		245,771,205
Net Assets, for 1,670,507,697 shares outstanding		$16,637,411,246
Net Asset Value, offering price and redemption price per share ($16,637,411,246 ÷ 1,670,507,697 shares)		$9.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 20, 2018 (commencement of operations) to May 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$18,130,332
Affiliated issuers		1,316
Income from Fidelity Central Funds		760,186
Total income		18,891,834
Expenses
Management fee	$7,622,844
Transfer agent fees	697,708
Accounting and security lending fees	236,521
Custodian fees and expenses	21,151
Independent trustees' fees and expenses	7,078
Registration fees	3,477,296
Audit	33,666
Miscellaneous	5
Total expenses before reductions	12,096,269
Expense reductions	(5,516,938)
Total expenses after reductions		6,579,331
Net investment income (loss)		12,312,503
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,700,692
Fidelity Central Funds	46,412,553
Other affiliated issuers	43,202,210
Foreign currency transactions	61,977
Futures contracts	1,662,098
Capital gain distributions from underlying funds:
Affiliated issuers	82
Total net realized gain (loss)		101,039,612
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	48,625,161
Affiliated issuers	197,404,738
Assets and liabilities in foreign currencies	(21,099)
Futures contracts	(237,595)
Total change in net unrealized appreciation (depreciation)		245,771,205
Net gain (loss)		346,810,817
Net increase (decrease) in net assets resulting from operations		$359,123,320

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 20, 2018 (commencement of operations) to May 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,312,503
Net realized gain (loss)	101,039,612
Change in net unrealized appreciation (depreciation)	245,771,205
Net increase (decrease) in net assets resulting from operations	359,123,320
Share transactions
Proceeds from sales of shares	16,555,025,270
Cost of shares redeemed	(276,737,344)
Net increase (decrease) in net assets resulting from share transactions	16,278,287,926
Total increase (decrease) in net assets	16,637,411,246
Net Assets
Beginning of period	–
End of period	$16,637,411,246
Other Information
Undistributed net investment income end of period	$12,240,858
Shares
Sold	1,698,455,031
Redeemed	(27,947,334)
Net increase (decrease)	1,670,507,697

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity U.S. Total Stock Fund

Years ended May 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(.05)C
Total from investment operations	(.04)
Net asset value, end of period	$9.96
Total ReturnD,E	(.40)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.54%H
Expenses net of fee waivers, if any	.29%H,I
Expenses net of all reductions	.29%H,I
Net investment income (loss)	.55%H
Supplemental Data
Net assets, end of period (000 omitted)	$16,637,411
Portfolio turnover rateJ	126%K,L

 A For the period March 20, 2018 (commencement of operations) to May 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Audit fees are not annualized.

 J Amount does not include the portfolio activity of any Underlying Funds.

 K Portfolio turnover rate excludes securities received in-kind.

 L Amount not Annualized

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2018

1. Organization.

Strategic Advisers Fidelity U.S. Total Stock Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies, partnerships, deferred trustees and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$422,765,012
Gross unrealized depreciation	(185,628,881)
Net unrealized appreciation (depreciation)	$237,136,131

Tax Cost	$17,073,152,177

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$120,028,073
Undistributed long-term capital gain	$858,989
Net unrealized appreciation (depreciation) on securities and other investments	$237,129,905

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and in-kind exchanges, aggregated $24,282,147,830 and $12,024,732,172, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .34% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .03% of average net assets.

During June 2018, the Board approved that effective July 1, 2018 transfer agent fees will not be paid by the Fund and will instead be paid by the investment adviser or an affiliate.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $140,244 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered shares of the Underlying Fidelity Funds, see below table, and cash with total value of $3,633,831,512 in exchange for 373,083,317 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Reallocation of Underlying Fund Investments. In addition, during the period, the investment adviser reallocated investments of the Fund. This involved taxable redemptions of the Fund's interest in the Underlying Fidelity Funds, see table below, in exchange for investments and cash totaling $6,160,012,948. The net realized gain of $65,353,946 on the redemptions of the Underlying Fidelity Funds is included in the accompanying Statement of Operations in "Net realized gain (loss) on: Fidelity Central Fund and Other affiliated issuers".

Exchanges In-Kind			Reallocation of Underlying Fund Investments
Underlying Fidelity Funds	Shares Received	Value of Investments and Cash Received	Shares Sold	Value of Investments and Cash Exchanged	Net Realized gain (loss)
Fidelity Consumer Discretionary Central Fund	1,210,681	$371,570,155	1,210,681	$378,555,792	$6,985,637
Fidelity Consumer Staples Central Fund	1,264,850	262,494,239	1,264,850	252,919,327	(9,574,912)
Fidelity Energy Central Fund	1,770,852	224,490,899	1,770,852	236,019,145	11,528,246
Fidelity Financials Central Fund	6,136,967	641,374,398	6,136,967	648,125,061	6,750,663
Fidelity Health Care Central Fund	1,316,740	534,873,137	1,316,740	540,969,646	6,096,508
Fidelity Industrials Central Fund	1,193,404	342,459,245	1,193,404	351,576,852	9,117,607
Fidelity Information Technology Central Fund	2,179,737	982,734,269	2,179,737	990,210,766	7,476,497
Fidelity Large Cap Stock Fund	0	0	38,885,000	1,288,648,900	11,658,935
Fidelity Materials Central Fund	374,592	92,513,052	374,592	95,285,035	2,771,983
Fidelity Telecom Services Central Fund	436,231	76,126,636	436,231	76,741,721	615,085
Fidelity Utilities Central Fund	598,211	104,633,006	598,211	105,225,234	592,228
Fidelity Value Discovery Fund	0	0	41,999,841	1,195,735,469	11,335,469
Total	16,482,265	$3,633,269,036	97,367,106	$6,160,012,948	$65,353,946

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,646.

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $5,516,938.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
Fidelity Large Cap Value Enhanced Index Fund	48%
Fidelity SAI U.S. Minimum Volatility Index Fund	19%
Fidelity SAI U.S. Momentum Index Fund	24%
Fidelity SAI U.S. Quality Index Fund	25%
Fidelity SAI U.S. Value Index Fund	36%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity U.S. Total Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity U.S. Total Stock Fund (one of the funds constituting Fidelity Rutland Square Trust II, hereafter collectively referred to as the "Fund") as of May 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 20, 2018 (commencement of operations) through May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations, changes in its net assets,and the financial highlights for the period March 20, 2018 (commencement of operations) through May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 20, 2018 to May 31, 2018). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2017 to May 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value May 31, 2018	Expenses Paid During Period
Actual	.29%	$1,000.00	$996.00	.58B,C
Hypothetical-D		$1,000.00	1,023.49	1.46C,E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 73/365 (to reflect the period March 20, 2018 to May 31, 2018).

 C If fees and changes to the Fund's expense contract and/ or expense cap, effective July 1, 2018, had been in effect during the current period, the restated annualized expense ratio would have been .27% and the expenses paid in the actual and hypothetical examples above would have been $.54 and $1.36, respectively.

 D 5% return per year before expenses

 E Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Fidelity U.S. Total Stock Fund voted to pay on July 9, 2018, to shareholders of record at the opening of business on July 6, 2018, a distribution of $0.067 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.008 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2018, $858,988, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Fidelity U.S. Total Stock Fund

On March 8, 2018, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve the management contract between Strategic Advisers, Inc. (Strategic Advisers) and the fund (the Management Contract), the sub-advisory agreements between Strategic Advisers and each of FIAM LLC (FIAM) and Geode Capital Management, LLC (Geode) (each respective agreement, a Sub-Advisory Agreement and collectively, the Sub-Advisory Agreements) and the sub-subadvisory agreements between FIAM and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited (the Sub-Subadvisory Agreements, together with the Management Contract and Sub-Advisory Agreements, the Advisory Contracts), on behalf of the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Advisory Contracts.

In considering whether to approve each Advisory Contract, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Advisory Contract is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Advisory Contract bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and the proposed sub-adviser line-up. The Board also considered the structure of the portfolio manager compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board noted that it is familiar with the nature, extent and quality of services provided by Strategic Advisers, FIAM and Geode from its oversight of Strategic Advisers as the investment adviser and FIAM and Geode as sub-advisers, on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund.

The Board noted Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Board the sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Board also noted that it receives from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board noted that under the Sub-Advisory Agreements, and subject to oversight by Strategic Advisers, each sub-adviser will be responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Board noted that each sub-adviser will be responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund, their use of technology, and approach to managing and compensating its investment personnel. The Board noted that the investment staff has extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the investment staff's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative, and shareholder services to be performed by Strategic Advisers and its affiliates under the Management Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers; and (iii) the resources to be devoted to the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Strategic Advisers to reinvest in the development of services designed to enhance the value or convenience of the Strategic Advisers funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund’s Advisory Contracts. Instead, the Board considered the historical investment performance of the portfolio managers in managing accounts under a similar investment mandate. Once the fund has been in operation for at least one calendar year, the Board will review the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against a broad-based securities market index.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Advisory Contracts, the Board considered the amount and nature of fees to be paid by the fund to the fund’s investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to FIAM, and the projected total management fee rate and operating expenses of the fund.

The Board noted that the fund’s maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that Strategic Advisers has contractually agreed to waive its 0.25% portion of the fund’s management fee through September 30, 2020. The Board considered that although the proposed maximum aggregate annual management fee rate is higher than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics, the fund’s total management fee rate is expected to be below the median based upon the expected asset allocation to the sub-advisers and the effective sub-advisory fee rates applicable under the proposed sub-advisory agreements, before taking into account the management fee waiver. The Board noted that FIAM, and not the fund, will compensate the sub-subadvisers pursuant to the terms of each Sub-Subadvisory Agreement and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the fund’s projected total net expenses, including acquired fund fees and expenses, if any, are expected to rank below the applicable competitive Lipper peer group total expense median.

Based on its review, the Board concluded that the fund’s management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. The Board noted that it will consider costs of services and the profitability of Strategic Advisers and each sub-adviser as a result of their relationship with the fund in connection with future renewals of the Advisory Contracts.

Potential Fall-Out Benefits.  The fund is a new fund and therefore the Board was unable to consider any direct and/or indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund. The Board noted that it will review information regarding the potential of direct and indirect benefits accruing to Strategic Advisers and its affiliates from their relationships with the fund, including nonadvisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, in connection with future renewals of the Advisory Contracts.

Possible Economies of Scale.  The Board noted that because the fund is a new fund a determination of economies of scale was premature until the fund has assets.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures proposed on behalf of the fund bear a reasonable relationship to the services to be rendered and that each Advisory Contract should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

TSF-ANN-0718
1.9887487.100

Item 2.

Code of Ethics

As of the end of the period, May 31, 2018, Fidelity Rutland Square Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Tax-Sensitive Short Duration Fund, Strategic Advisers Value Fund and Strategic Advisers Value Multi-Manager Fund (the “Funds”):

Services Billed by PwC

May 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$42,000	$3,800	$7,100	$7,200
Strategic Advisers Core Multi-Manager Fund	$37,000	$3,400	$4,100	$6,500
Strategic Advisers Fidelity U.S. Total Stock Fund	$26,000	$600	$3,700	$1,000
Strategic Advisers Growth Fund	$42,000	$3,800	$4,000	$7,200
Strategic Advisers Growth Multi-Manager Fund	$37,000	$3,400	$3,900	$6,500
Strategic Advisers Short Duration Fund	$39,000	$3,500	$3,300	$6,700
Strategic Advisers Tax-Sensitive Short Duration Fund	$37,000	$1,400	$2,700	$2,600
Strategic Advisers Value Fund	$42,000	$3,800	$4,000	$7,200
Strategic Advisers Value Multi-Manager Fund	$37,000	$3,400	$3,900	$6,500

May 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$41,000	$4,300	$10,000	$7,900
Strategic Advisers Core Multi-Manager Fund	$38,000	$3,900	$6,700	$7,100
Strategic Advisers Fidelity U.S. Total Stock Fund	$-	$-	$-	$-
Strategic Advisers Growth Fund	$41,000	$4,300	$4,200	$7,900
Strategic Advisers Growth Multi-Manager Fund	$38,000	$3,900	$4,100	$7,100
Strategic Advisers Short Duration Fund	$39,000	$4,000	$3,500	$7,300
Strategic Advisers Tax-Sensitive Short Duration Fund	$-	$-	$-	$-
Strategic Advisers Value Fund	$41,000	$4,300	$4,200	$7,900
Strategic Advisers Value Multi-Manager Fund	$38,000	$3,900	$4,100	$7,100

A Amounts may reflect rounding.

B Strategic Advisers Fidelity U.S. Total Stock Fund commenced operations on March 20, 2018 and Strategic Advisers Tax-Sensitive Short Duration Fund commenced operations on December 28, 2017.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	May 31, 2018A,B	May 31, 2017A,B
Audit-Related Fees	$7,545,000	$6,340,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	May 31, 2018A,B	May 31, 2017A,B
PwC	$10,415,000	$8,210,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight

Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	July 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	July 25, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	July 25, 2018